                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR
                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number           811-08532
                                   ---------------------------------------------

               AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

      4500 MAIN STREET, KANSAS CITY, MISSOURI                     64111
--------------------------------------------------------------------------------
     (Address of principal executive offices)                   (Zip code)

      CHARLES A. ETHERINGTON, 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code:        816-531-5575
                                                   -----------------------------

Date of fiscal year end:         11-30
                         -------------------------------------------------------

Date of reporting period:        11-30-2008
                         -------------------------------------------------------

ITEM 1. REPORTS TO STOCKHOLDERS.

[front cover]

ANNUAL REPORT
NOVEMBER 30, 2008

[american century investments logo and text logo®]

AMERICAN CENTURY INVESTMENTS

STRATEGIC ALLOCATION: CONSERVATIVE FUND
STRATEGIC ALLOCATION: MODERATE FUND
STRATEGIC ALLOCATION: AGGRESSIVE FUND

PRESIDENT'S LETTER

[photo of Jonathan Thomas]

JONATHAN THOMAS

Dear Investor:

Thank you for taking time to review the following discussions, from our experienced portfolio management team, of the fund reporting period ended
November 30, 2008. It was a time of enormous upheaval and change. We understand and appreciate the challenges you have faced during this historic period, and share your concerns about the economy, the markets, and fund holdings. To help address these issues, I'd like to provide my perspective on how we have managed--and continue to manage--your investments in these uncertain times.

As a company, American Century Investments® is well positioned to deal with market turmoil. We are financially strong and privately held, which allows us to align our resources with your long-term investment interests. In addition, our actively managed, team-based approach allows our portfolio teams to identify attractive investment opportunities regardless of market conditions.

Our seasoned investment professionals have substantial experience and have successfully navigated previous market crises. These portfolio managers and analysts continue to use a team approach and follow disciplined investment processes designed to produce the best possible long-term results for you. For example, our equity investment teams are working closely with our fixed income group to monitor and assess credit crisis developments. The fixed income team anticipated dislocation in the credit markets and--through its disciplined processes and teamwork--helped reduce our exposure to investments that suffered substantial losses.

How soon a sustainable recovery will occur is uncertain. But I am certain of this: Since 1958, we've demonstrated a consistent ability to execute solid, long-term investment strategies and the discipline to remain focused during times of volatility or shifts in the markets. We've stayed true to our principles, especially our belief that your success is the ultimate measure of our success.

Thank you for your continued confidence in us.

Sincerely,

/s/Jonathan Thomas

Jonathan S. Thomas
President and Chief Executive Officer
American Century Investments

TABLE OF CONTENTS

     Market Perspective . . . . . . . . . . . . . . . . . . . . . . . . .       2
      Market Returns. . . . . . . . . . . . . . . . . . . . . . . . . . .       2

STRATEGIC ALLOCATION: CONSERVATIVE

STRATEGIC ALLOCATION: MODERATE

STRATEGIC ALLOCATION: AGGRESSIVE

FINANCIAL STATEMENTS

OTHER INFORMATION

     Management . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     109
     Approval of Management Agreements for Strategic Allocation:
      Conservative, Strategic Allocation: Moderate and Strategic

The opinions expressed in the Market Perspective and each of the Portfolio
Commentaries reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century
Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American
Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century
Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities.
Performance information for comparative indices and securities is provided to
American Century Investments by third party vendors. To the best of American
Century Investments' knowledge, such information is accurate at the time of printing.

MARKET PERSPECTIVE

[photo of Chief Investment Officer]

By Enrique Chang, Chief Investment Officer, American Century Investments

STORMY SEAS SANK STOCKS

In an increasingly volatile investment environment, U.S. stocks fell sharply for the 12 months ended November 30, 2008. The ongoing storm in the credit markets intensified throughout the period, creating a liquidity crisis that battered the financial sector. A number of venerable financial institutions faced bankruptcy, a federal government bailout, or takeover by a competitor.

The U.S. economy, which officially entered a recession in December 2007, deteriorated further during the period. Steady job losses pushed the unemployment rate up to a 15-year high, consumer spending slowed dramatically, and mortgage foreclosures and delinquencies rose markedly.

Despite efforts by the government and the Federal Reserve (the Fed) to ease the credit crisis, the stock market crumpled under the weight of the economic downturn, declining corporate earnings, and financial instability. The market decline was particularly acute in the last three months of the period, which produced the worst three-month performance in the stock market in 21 years.

FOREIGN STOCKS WERE EVEN WORSE

The financial crisis and economic slowdown spread around the globe, putting downward pressure on stock markets worldwide. International equity markets suffered larger losses than the domestic market, in part because of a stronger
U.S. dollar. Emerging markets declined the most, hurt by weaker exports to developed nations. Among developed markets, Japan held up best, while other
Asian markets were the weakest performers.

BONDS WERE MIXED BUT POSITIVE

The U.S. bond market advanced for the 12-month period. Like the stock market, bonds were buffeted by the credit crisis and economic slowdown, but the impact produced widely divergent returns for the different sectors of the bond market.

Treasury bonds were the best performers, benefiting from a flight to quality as increasingly risk-averse investors fled to the relative safety of government bonds. Growing demand for high-quality bonds also provided a lift to mortgage-backed securities issued by government agencies. In contrast, the economic downturn, uncertain credit environment, and weaker corporate profit growth put downward pressure on corporate bonds, which declined sharply during the period.

Market Returns
For the 12 months ended November 30, 2008

U.S. STOCKS
Russell 1000 Index (large-cap)                      -38.98%
Russell Midcap Index                                -44.04%
Russell 2000 Index (small-cap)                      -37.46%

U.S. BONDS
Citigroup Broad Investment-Grade Bond Index           3.65%
Citigroup High-Yield Market Index                   -30.52%

FOREIGN STOCKS
MSCI EAFE Index                                     -47.79%
MSCI EM Index                                       -56.42%

------

PERFORMANCE
Strategic Allocation: Conservative

Total Returns as of November 30, 2008
                                           Average Annual Returns
                                                              Since    Inception
                             1 year    5 years   10 years   Inception     Date

INVESTOR CLASS              -17.93%     2.03%      3.53%      4.86%     2/15/96

S&P 500 INDEX(1)            -38.09%     -1.39%    -0.93%    4.44%(2)       --

CITIGROUP US BROAD
INVESTMENT-GRADE
BOND INDEX                   3.65%      4.60%      5.53%    6.12%(2)       --

90-DAY U.S. TREASURY
BILL INDEX(1)                1.66%      2.99%      3.20%    3.60%(2)       --

Institutional Class         -17.76%     2.23%       --        2.76%      8/1/00

A Class(3)                                                              10/2/96
 No sales charge*           -18.13%     1.78%      3.28%      4.58%
 With sales charge*         -22.78%     0.57%      2.68%      4.08%

B Class                                                                 9/30/04
 No sales charge*           -18.79%       --        --        0.22%
 With sales charge*         -22.79%       --        --       -0.26%

C Class                     -18.79%       --        --        0.21%     9/30/04

R Class                     -18.38%       --        --       -0.29%     3/31/05

*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from
5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1) Data provided by Lipper Inc. - A Reuters Company. ©2008 Reuters. All
rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

  The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

(2) Since 2/29/96, the date nearest the Investor Class's inception for which data are available.

(3) Prior to December 3, 2007, the A Class was referred to as the Advisor
Class. Performance, with sales charge, prior to that date has been adjusted to reflect the A Class's current sales charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. As interest rates rise, bond values will decline.
International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------

Strategic Allocation: Conservative

Growth of $10,000 Over 10 Years

$10,000 investment made November 30, 1998

One-Year Returns Over 10 Years
Periods ended November 30
                     1999      2000      2001      2002     2003     2004     2005    2006    2007     2008

Investor Class       8.47%    6.74%     3.37%     -3.23%   10.43%    8.15%   5.22%    9.33%   8.31%   -17.93%

S&P 500 Index       20.90%    -4.22%   -12.22%   -16.51%   15.09%   12.86%   8.44%   14.23%   7.72%   -38.09%

Citigroup
US Broad
Investment-Grade
Bond Index          -0.07%    9.02%     11.22%    7.22%     5.31%    4.51%   2.54%    5.99%   6.37%    3.65%

90-Day U.S.
Treasury Bill
Index                4.65%    5.93%     3.80%     1.65%     1.05%    1.28%   2.94%    4.60%   4.52%    1.66%

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. As interest rates rise, bond values will decline.
International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------

PORTFOLIO COMMENTARY
Strategic Allocation: Conservative

Portfolio Managers: Jeff Tyler and Irina Torelli

PERFORMANCE SUMMARY

Strategic Allocation: Conservative returned -17.93%* for the year ended
November 30, 2008. The fund's performance reflected a sharp decline in domestic and foreign stocks, as well as modestly positive returns for bonds and cash-equivalent investments.

Strategic Allocation: Conservative's neutral asset mix is 45% stocks, 45%
bonds, and 10% cash-equivalent investments. The portfolio's actual asset weightings may vary based on short-term tactical adjustments and fluctuating securities prices.

Our tactical allocation for the portfolio remained consistent throughout the one-year period--a slight overweight position in bonds and a matching underweight position in stocks. This defensive positioning had a favorable impact on performance as bonds outperformed stocks by a wide margin during the period.

BONDS OUTPERFORMED

Our overweight in fixed-income securities proved valuable as bonds were one of the few investments to post positive results during the period. Furthermore, the bond portion was well positioned for the credit crisis and economic downturn, with an overweight position in Treasury bonds (the best performers in the bond market) and an underweight position in corporate bonds (the worst fixed-income performers). Diversification into municipal bonds and Treasury inflation-protected securities (TIPS) also added value during the period.

More recently, we have shifted the fixed-income component of the portfolio back toward neutral with respect to sector weightings. We increased our holdings of municipal bonds, government agency securities, and TIPS while reducing our exposure to nominal Treasury bonds. In addition, we have been selectively adding corporate bonds to the portfolio, seeking to take advantage of attractive values in the corporate sector.

UNDERWEIGHT IN U.S. STOCKS HELPED

With the U.S. equity market in free fall, our underweight position in domestic stocks contributed favorably to portfolio performance throughout the 12-month period.

Asset Allocation as of November 30, 2008
                                                     % of net assets

U.S. Bonds                                                45.7%
U.S. Stocks & Futures                                     34.6%
Money Market Securities                                   10.5%
Foreign Stocks(1)                                         9.3%
Foreign Bonds                                             1.7%
Other Assets & Liabilities                               (1.8)%

(1) Includes depositary shares, dual listed securities and foreign ordinary shares.

Fund's U.S. Bonds as of November 30, 2008
                                                       % of fund's
                                                       U.S. bonds
U.S. Government Agency
Mortgage-Backed Securities                                36.9%
Corporate Bonds                                           19.0%
U.S. Treasury Securities                                  15.7%
Commercial Mortgage-Backed Securities                     8.6%
Collateralized Mortgage Obligations                       7.1%
Municipal Securities                                      6.6%
U.S. Government Agency Securities                         5.1%
Asset-Backed Securities                                   1.0%

*All fund returns referenced in this commentary are for Investor Class shares.

------

Strategic Allocation: Conservative

In the first half of the period, we maintained an overweight position in large-cap stocks. However, we shifted back to a neutral position in mid-2008 by reducing our holdings of large-cap value issues and increasing our position in mid-cap value stocks. This adjustment paid off as our mid-cap value holdings outperformed in the latter half of the period thanks to favorable stock selection. Security selection among our large-cap holdings also added value during the period.

Our modest overweight position in growth stocks detracted from performance as value shares outperformed growth across all market capitalizations. In addition, stock selection in our mid-cap growth holdings weighed on results.

FOREIGN STOCKS FALL FURTHER

In the international equity portion of the portfolio, we remained in a neutral position during the period, which hindered results as overseas stocks posted greater losses than the domestic market, in part because of a stronger U.S.
dollar.

Stock selection among foreign stocks also detracted from performance, particularly during the last six months of the period. The underperformance of our Japanese holdings and our modest position in emerging markets weighed on results in this segment of the portfolio.

OUTLOOK

As we move into 2009, the near-term outlook for the economy, both in the U.S.
and internationally, remains dismal as the ripple effects of the financial crisis continue to spread. The latest casualty is the domestic auto industry, which is seeking government assistance to avoid bankruptcy after a 40% decline in vehicle sales over the past year. There is no magic bullet to solve this downturn; the road to recovery will be difficult and painful.

As a result, we continue to believe caution is warranted when it comes to our asset allocation. We plan to maintain our underweight position in stocks and overweight position in high-quality bonds. However, we are tempering our caution with some modest optimism--we are maintaining our tilt toward growth stocks because we believe that we are nearing an inflection point where investors' focus will shift away from reacting to bad news and toward anticipating the beginning of a recovery.

Fund's Top Five U.S. Stocks as of November 30, 2008
                                    % of fund's
                                    U.S. stocks      % of net assets

Exxon Mobil Corp.                      4.9%               1.7%
General Electric Co.                   2.9%               1.0%
AT&T, Inc.                             2.8%               0.9%
Chevron Corp.                          2.6%               0.9%
Johnson & Johnson                      2.4%               0.8%

Fund's Top Five Foreign Stocks as of November 30, 2008
                                    % of fund's
                                  foreign stocks     % of net assets

Total SA                               3.0%               0.3%
Nestle SA                              2.6%               0.2%
BP plc ADR                             2.2%               0.2%
Novo Nordisk AS B Shares               2.2%               0.2%
Syngenta AG                            1.9%               0.2%

Geographic Composition of Fund's Foreign Stocks
as of November 30, 2008
                                                       % of fund's
                                                     foreign stocks

Europe                                                    70.2%
Asia/Pacific                                              20.9%
Americas (excluding U.S.)                                 8.9%

------

PERFORMANCE
Strategic Allocation: Moderate

Total Returns as of November 30, 2008
                                           Average Annual Returns
                                                              Since     Inception
                            1 year     5 years   10 years   Inception      Date

INVESTOR CLASS              -27.85%     1.71%      3.56%      5.33%      2/15/96

S&P 500 INDEX(1)            -38.09%     -1.39%    -0.93%     4.44%(2)       --

CITIGROUP US BROAD
INVESTMENT-GRADE
BOND INDEX                   3.65%      4.60%      5.53%     6.12%(2)       --

90-DAY U.S. TREASURY
BILL INDEX(1)                1.66%      2.99%      3.20%     3.60%(2)       --

Institutional Class         -27.70%     1.92%       --        1.46%       8/1/00

A Class(3)                                                               10/2/96
 No sales charge*           -28.07%     1.43%      3.29%      4.82%
 With sales charge*         -32.25%     0.22%      2.68%      4.31%

B Class                                                                  9/30/04
 No sales charge*           -28.61%       --        --        -0.31%
 With sales charge*         -32.61%       --        --        -0.80%

C Class                     -28.56%     0.71%       --        1.98%      10/2/01

R Class                     -28.24%     1.18%       --        2.13%      8/29/03

*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from
5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1) Data provided by Lipper Inc. - A Reuters Company. ©2008 Reuters. All
rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

  The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

(2) Since 2/29/96, the date nearest the Investor Class's inception for which data are available.

(3) Prior to December 3, 2007, the A Class was referred to as the Advisor
Class. Performance, with sales charge, prior to that date has been adjusted to reflect the A Class's current sales charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. As interest rates rise, bond values will decline.
International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------

Strategic Allocation: Moderate

Growth of $10,000 Over 10 Years

$10,000 investment made November 30, 1998

One-Year Returns Over 10 Years
Periods ended November 30
                     1999      2000      2001      2002     2003     2004     2005    2006     2007      2008

Investor Class      16.97%    5.20%     -2.37%    -6.23%   15.67%   10.61%   8.04%   12.49%   12.26%   -27.85%

S&P 500 Index       20.90%    -4.22%   -12.22%   -16.51%   15.09%   12.86%   8.44%   14.23%   7.72%    -38.09%

Citigroup
US Broad
Investment-Grade
Bond Index          -0.07%    9.02%     11.22%    7.22%     5.31%    4.51%   2.54%    5.99%   6.37%     3.65%

90-Day U.S.
Treasury
Bill Index           4.65%    5.93%     3.80%     1.65%     1.05%    1.28%   2.94%    4.60%   4.52%     1.66%

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. As interest rates rise, bond values will decline.
International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------

PORTFOLIO COMMENTARY
Strategic Allocation: Moderate

Portfolio Managers: Jeff Tyler and Irina Torelli

PERFORMANCE SUMMARY

Strategic Allocation: Moderate returned -27.85%* for the year ended November
30, 2008. The fund's performance reflected a sharp decline in domestic and foreign stocks, as well as modestly positive returns for bonds and cash-equivalent investments.

Strategic Allocation: Moderate's neutral asset mix is 63% stocks, 31% bonds, and 6% cash-equivalent investments. The portfolio's actual asset weightings may vary based on short-term tactical adjustments and fluctuating securities prices.

Our tactical allocation for the portfolio remained consistent throughout the one-year period--a slight overweight position in bonds and a matching underweight position in stocks. This defensive positioning had a favorable impact on performance as bonds outperformed stocks by a wide margin during the period.

UNDERWEIGHT IN U.S. STOCKS HELPED

With the U.S. equity market in free fall, our underweight position in domestic stocks contributed favorably to portfolio performance throughout the 12-month period.

In the first half of the period, we maintained an overweight position in large-cap stocks. However, we shifted back to a neutral position in mid-2008 by reducing our holdings of large-cap value issues and increasing our position in mid-cap value stocks. This adjustment paid off as our mid-cap value holdings outperformed in the latter half of the period thanks to favorable stock selection. Security selection among our large-cap holdings also added value during the period.

Our modest overweight position in growth stocks detracted from performance as value shares outperformed growth across all market capitalizations. In addition, stock selection in our mid-cap growth holdings weighed on results.

BONDS OUTPERFORMED

Our overweight in fixed-income securities proved valuable as bonds were one of the few investments to post positive results during the period. Furthermore, the bond portion was well positioned for the credit crisis and economic downturn, with an overweight position in Treasury bonds (the best performers in the bond market) and an underweight position in corporate bonds, particularly high-yield corporate

Asset Allocation as of November 30, 2008
                                                     % of net assets

U.S. Stocks & Futures                                     44.6%
U.S. Bonds                                                30.7%
Foreign Stocks & Rights(1)                                16.7%
Money Market Securities                                   7.7%
Foreign Bonds                                             1.4%
Other Assets & Liabilities                               (1.1)%

(1) Includes depositary shares, dual listed securities and foreign ordinary shares.

Fund's Top Five U.S. Stocks as of November 30, 2008
                                 % of fund's U.S.
                                      stocks         % of net assets

Exxon Mobil Corp.                      4.6%               2.0%
General Electric Co.                   2.2%               1.0%
AT&T, Inc.                             2.2%               1.0%
Johnson & Johnson                      2.2%               1.0%
Chevron Corp.                          2.1%               0.9%

*All fund returns referenced in this commentary are for Investor Class shares.

------

Strategic Allocation: Moderate

securities (the worst fixed-income performers). Diversification into municipal bonds and Treasury inflation-protected securities (TIPS) also added value during the period.

More recently, we have shifted the fixed-income component of the portfolio back toward neutral with respect to sector weightings. We increased our holdings of municipal bonds, government agency securities, and TIPS while reducing our exposure to nominal Treasury bonds. In addition, we have been selectively adding corporate bonds to the portfolio, seeking to take advantage of attractive values in the corporate sector.

FOREIGN STOCKS FALL FURTHER

In the international equity portion of the portfolio, we remained in a neutral position during the period, which hindered results as overseas stocks posted greater losses than the domestic market, in part because of a stronger U.S.
dollar.

Stock selection among foreign stocks also detracted from performance, particularly during the last six months of the period. The underperformance of our Japanese holdings, as well as lagging results in emerging markets stocks, weighed on performance in this segment of the portfolio.

OUTLOOK

As we move into 2009, the near-term outlook for the economy, both in the U.S.
and internationally, remains dismal as the ripple effects of the financial crisis continue to spread. The latest casualty is the domestic auto industry, which is seeking government assistance to avoid bankruptcy after a 40% decline in vehicle sales over the past year. There is no magic bullet to solve this downturn; the road to recovery will be difficult and painful.

As a result, we continue to believe caution is warranted when it comes to our asset allocation. We plan to maintain our underweight position in stocks and overweight position in high-quality bonds. However, we are tempering our caution with some modest optimism--we are maintaining our tilt toward growth stocks because we believe that we are nearing an inflection point where investors' focus will shift away from reacting to bad news and toward anticipating the beginning of a recovery.

Fund's U.S. Bonds as of November 30, 2008
                                                    % of fund's U.S.
                                                          bonds
U.S. Government Agency
Mortgage-Backed Securities                                36.4%
Corporate Bonds                                           23.9%
U.S. Treasury Securities                                  11.8%
Commercial Mortgage-Backed Securities                     9.4%
Collateralized Mortgage Obligations                       7.4%
Municipal Securities                                      7.2%
U.S. Government Agency Securities                         2.8%
Asset-Backed Securities                                   1.1%

Fund's Top Five Foreign Stocks as of November 30, 2008
                                    % of fund's
                                  foreign stocks     % of net assets

Nestle SA                              1.9%               0.3%
Total SA                               1.7%               0.3%
Novo Nordisk AS B Shares               1.6%               0.3%
Royal Dutch Shell plc ADR              1.3%               0.2%
BG Group plc                           1.3%               0.2%

Geographic Composition of Fund's Foreign Stocks
as of November 30, 2008
                                                       % of fund's
                                                     foreign stocks

Europe                                                    49.4%
Asia/Pacific                                              34.0%
Americas (excluding U.S.)                                 14.2%
Africa                                                    2.4%

------

PERFORMANCE
Strategic Allocation: Aggressive

Total Returns as of November 30, 2008
                                           Average Annual Returns
                                                              Since     Inception
                            1 year     5 years   10 years   Inception     Date

INVESTOR CLASS              -35.37%     1.05%      3.32%      5.23%      2/15/96

S&P 500 INDEX(1)            -38.09%     -1.39%    -0.93%    4.44%(2)       --

CITIGROUP US BROAD
INVESTMENT-GRADE
BOND INDEX                   3.65%      4.60%      5.53%    6.12%(2)       --

90-DAY U.S. TREASURY
BILL INDEX(1)                1.66%      2.99%      3.20%    3.60%(2)       --

Institutional Class         -35.14%     1.30%       --       -0.09%      8/1/00

A Class(3)                                                               10/2/96
 No sales charge*           -35.44%     0.83%      3.09%      4.64%
 With sales charge*         -39.18%     -0.35%     2.48%      4.13%

B Class                                                                  9/30/04
 No sales charge*           -35.89%       --        --       -1.11%
 With sales charge*         -39.89%       --        --       -1.61%

C Class                     -35.98%     0.05%       --        0.75%     11/27/01

R Class                     -35.68%       --        --       -2.76%      3/31/05

*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from
5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1) Data provided by Lipper Inc. - A Reuters Company. ©2008 Reuters. All
rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

  The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

(2) Since 2/29/96, the date nearest the Investor Class's inception for which data are available.

(3) Prior to December 3, 2007, the A Class was referred to as the Advisor
Class. Performance, with sales charge, prior to that date has been adjusted to reflect the A Class's current sales charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. As interest rates rise, bond values will decline.
International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------

Strategic Allocation: Aggressive

Growth of $10,000 Over 10 Years

$10,000 investment made November 30, 1998

One-Year Returns Over 10 Years
Periods ended November 30
                     1999      2000      2001      2002     2003     2004     2005    2006     2007      2008

Investor Class      25.69%    5.14%     -7.27%    -9.59%   18.82%   12.04%   9.74%   14.15%   16.17%   -35.37%

S&P 500 Index       20.90%    -4.22%   -12.22%   -16.51%   15.09%   12.86%   8.44%   14.23%   7.72%    -38.09%

Citigroup
US Broad
Investment-Grade
Bond Index          -0.07%    9.02%     11.22%    7.22%     5.31%    4.51%   2.54%    5.99%   6.37%     3.65%

90-Day U.S.
Treasury
Bill Index           4.65%    5.93%     3.80%     1.65%     1.05%    1.28%   2.94%    4.60%   4.52%     1.66%

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. As interest rates rise, bond values will decline.
International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------

PORTFOLIO COMMENTARY
Strategic Allocation: Aggressive

Portfolio Managers: Jeff Tyler and Irina Torelli

PERFORMANCE SUMMARY

Strategic Allocation: Aggressive returned -35.37%* for the year ended November
30, 2008. The fund's performance reflected a sharp decline in domestic and foreign stocks, as well as modestly positive returns for bonds and cash-equivalent investments.

Strategic Allocation: Aggressive's neutral asset mix is 78% stocks, 20% bonds, and 2% cash-equivalent investments. The portfolio's actual asset weightings may vary based on short-term tactical adjustments and fluctuating securities prices.

Our tactical allocation for the portfolio remained consistent throughout the one-year period--a slight overweight position in bonds and a matching underweight position in stocks. This defensive positioning had a favorable impact on performance as bonds outperformed stocks by a wide margin during the period.

UNDERWEIGHT IN U.S. STOCKS HELPED

With the U.S. equity market in free fall, our underweight position in domestic stocks contributed favorably to portfolio performance throughout the 12-month period.

In the first half of the period, we maintained an overweight position in large-cap stocks. However, we shifted back to a neutral position in mid-2008 by reducing our holdings of large-cap value issues and increasing our position in mid-cap value stocks. This adjustment paid off as our mid-cap value holdings outperformed in the latter half of the period thanks to favorable stock selection. Security selection among our large-cap holdings also added value during the period.

Our modest overweight position in growth stocks detracted from performance as value shares outperformed growth across all market capitalizations. In addition, stock selection in our mid-cap growth holdings weighed on results.

FOREIGN STOCKS FALL FURTHER

In the international equity portion of the portfolio, we remained in a neutral position during the period, which hindered results as overseas stocks posted greater losses than the domestic market, in part because of a stronger U.S.
dollar.

Stock selection among foreign stocks also detracted from performance, particularly during the last six months of the period. The underperformance of our Japanese

Asset Allocation as of November 30, 2008
                                                     % of net assets

U.S. Stocks & Futures                                     54.1%
Foreign Stocks & Rights(1)                                22.2%
U.S. Bonds                                                20.4%
Money Market Securities                                   3.1%
Foreign Bonds                                             1.0%
Other Assets & Liabilities                               (0.8)%

(1) Includes depositary shares, dual listed securities and foreign ordinary shares.

Fund's Top Five U.S. Stocks as of November 30, 2008
                                 % of fund's U.S.
                                      stocks         % of net assets

Exxon Mobil Corp.                      3.5%               1.9%
Procter & Gamble Co. (The)             1.8%               1.0%
Johnson & Johnson                      1.7%               0.9%
General Electric Co.                   1.7%               0.9%
AT&T, Inc.                             1.6%               0.9%

*All fund returns referenced in this commentary are for Investor Class shares.

------

Strategic Allocation: Aggressive

holdings, as well as lagging results in emerging markets stocks, weighed on performance in this segment of the portfolio.

BONDS OUTPERFORMED

Our overweight in fixed-income securities proved valuable as bonds were one of the few investments to post positive results during the period. Furthermore, the bond portion was well positioned for the credit crisis and economic downturn, with an overweight position in Treasury bonds (the best performers in the bond market) and an underweight position in corporate bonds, particularly high-yield corporate securities (the worst fixed-income performers). Diversification into municipal bonds and Treasury inflation-protected securities (TIPS) also added value during the period.

More recently, we have shifted the fixed-income component of the portfolio back toward neutral with respect to sector weightings. We increased our holdings of municipal bonds, government agency securities, and TIPS while reducing our exposure to nominal Treasury bonds. In addition, we have been selectively adding corporate bonds to the portfolio, seeking to take advantage of attractive values in the corporate sector.

OUTLOOK

As we move into 2009, the near-term outlook for the economy, both in the U.S.
and internationally, remains dismal as the ripple effects of the financial crisis continue to spread. The latest casualty is the domestic auto industry, which is seeking government assistance to avoid bankruptcy after a 40% decline in vehicle sales over the past year. There is no magic bullet to solve this downturn; the road to recovery will be difficult and painful.

As a result, we continue to believe caution is warranted when it comes to our asset allocation. We plan to maintain our underweight position in stocks and overweight position in high-quality bonds. However, we are tempering our caution with some modest optimism--we are maintaining our tilt toward growth stocks because we believe that we are nearing an inflection point where investors' focus will shift away from reacting to bad news and toward anticipating the beginning of a recovery.

Fund's U.S. Bonds as of November 30, 2008
                                                    % of fund's U.S.
                                                          bonds

Corporate Bonds                                           32.8%
U.S. Government Agency
Mortgage-Backed Securities                                30.7%
U.S. Treasury Securities                                  10.7%
Commercial Mortgage-Backed Securities                     10.1%
Municipal Securities                                      6.8%
Collateralized Mortgage Obligations                       6.2%
U.S. Government Agency Securities                         1.5%
Asset-Backed Securities                                   1.2%

Fund's Top Five Foreign Stocks as of November 30, 2008
                                    % of fund's
                                  foreign stocks     % of net assets

Nestle SA                              2.1%               0.5%
Novo Nordisk AS B Shares               1.8%               0.4%
Syngenta AG                            1.6%               0.3%
Total SA                               1.5%               0.3%
Teva Pharmaceutical Industries
Ltd. ADR                               1.3%               0.3%

Geographic Composition of Fund's Foreign Stocks
as of November 30, 2008
                                                       % of fund's
                                                     foreign stocks

Europe                                                    49.6%
Asia/Pacific                                              34.1%
Americas (excluding U.S.)                                 13.9%
Africa                                                    2.4%

------

SHAREHOLDER FEE EXAMPLES (UNAUDITED)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2008 to November 30, 2008.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or
Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than
$10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all PERSONAL ACCOUNTS (including American Century
Investments Brokerage accounts) registered under your Social Security number.
PERSONAL ACCOUNTS include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs
(including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and
certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

------

                    Beginning     Ending
                    Account       Account       Expenses Paid
                    Value          Value        During Period*       Annualized
                      6/1/08     11/30/08     6/1/08 - 11/30/08    Expense Ratio*

Strategic Allocation: Conservative

ACTUAL

Investor Class        $1,000      $825.10           $4.56               1.00%

Institutional
Class                 $1,000      $825.90           $3.65               0.80%

A Class               $1,000      $824.10           $5.70               1.25%

B Class               $1,000      $820.60           $9.10               2.00%

C Class               $1,000      $820.60           $9.10               2.00%

R Class               $1,000      $822.70           $6.84               1.50%

HYPOTHETICAL

Investor Class        $1,000     $1,020.00          $5.05               1.00%

Institutional
Class                 $1,000     $1,021.00          $4.04               0.80%

A Class               $1,000     $1,018.75          $6.31               1.25%

B Class               $1,000     $1,015.00          $10.08              2.00%

C Class               $1,000     $1,015.00          $10.08              2.00%

R Class               $1,000     $1,017.50          $7.57               1.50%

Strategic Allocation: Moderate

ACTUAL

Investor Class        $1,000      $731.80           $4.63               1.07%

Institutional
Class                 $1,000      $732.50           $3.77               0.87%

A Class               $1,000      $730.50           $5.71               1.32%

B Class               $1,000      $727.70           $8.94               2.07%

C Class               $1,000      $728.10           $8.94               2.07%

R Class               $1,000      $729.60           $6.79               1.57%

HYPOTHETICAL

Investor Class        $1,000     $1,019.65          $5.40               1.07%

Institutional
Class                 $1,000     $1,020.65          $4.39               0.87%

A Class               $1,000     $1,018.40          $6.66               1.32%

B Class               $1,000     $1,014.65          $10.43              2.07%

C Class               $1,000     $1,014.65          $10.43              2.07%

R Class               $1,000     $1,017.15          $7.92               1.57%

*Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

------

                     Beginning   Ending
                      Account    Account        Expenses Paid
                       Value     Value          During Period*       Annualized
                      6/1/08      11/30/08    6/1/08 - 11/30/08    Expense Ratio*

Strategic Allocation: Aggressive

ACTUAL

Investor Class        $1,000      $659.60           $4.98               1.20%

Institutional
Class                 $1,000      $661.30           $4.15               1.00%

A Class               $1,000      $659.20           $6.01               1.45%

B Class               $1,000      $657.10           $9.11               2.20%

C Class               $1,000      $656.20           $9.11               2.20%

R Class               $1,000      $657.90           $7.05               1.70%

HYPOTHETICAL

Investor Class        $1,000     $1,019.00          $6.06               1.20%

Institutional
Class                 $1,000     $1,020.00          $5.05               1.00%

A Class               $1,000     $1,017.75          $7.31               1.45%

B Class               $1,000     $1,014.00          $11.08              2.20%

C Class               $1,000     $1,014.00          $11.08              2.20%

R Class               $1,000     $1,016.50          $8.57               1.70%

*Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

------

SCHEDULE OF INVESTMENTS
Strategic Allocation: Conservative

NOVEMBER 30, 2008

Shares/Principal Amount                                                      Value

Common Stocks -- 43.3%

AEROSPACE & DEFENSE -- 0.6%
        49,550  BAE Systems plc                                          $ 272,367
        13,950  Finmeccanica SpA                                           174,757
         8,259  General Dynamics Corp.                                     426,742
         8,345  Goodrich Corp.                                             280,809
        14,324  Honeywell International, Inc.                              399,067
           714  L-3 Communications Holdings, Inc.                           47,959
        24,166  Northrop Grumman Corp.                                     989,598
        14,961  Raytheon Co.                                               730,097
                                                                    --------------
                                                                         3,321,396
                                                                    --------------
AIR FREIGHT & LOGISTICS -- 0.3%
           940  C.H. Robinson Worldwide, Inc.                               48,015
         5,997  FedEx Corp.                                                423,688
        19,724  United Parcel Service, Inc., Class B                     1,136,103
                                                                    --------------
                                                                         1,607,806
                                                                    --------------
AIRLINES -- 0.2%
         3,500  Alaska Air Group, Inc.(1)                                   80,325
        19,200  AMR Corp.(1)                                               168,576
        10,200  Continental Airlines, Inc., Class B(1)                     149,736
        29,250  Delta Air Lines, Inc.(1)                                   257,692
        14,300  JetBlue Airways Corp.(1)                                    74,932
        13,700  Ryanair Holdings plc ADR(1)                                359,762
        20,483  Southwest Airlines Co.                                     177,178
                                                                    --------------
                                                                         1,268,201
                                                                    --------------
AUTO COMPONENTS -- 0.1%
        10,100  BorgWarner, Inc.                                           238,966
         5,960  Compagnie Generale des Etablissements Michelin,
                Class B                                                    286,079
         1,393  Magna International, Inc., Class A                          39,157
         9,487  TRW Automotive Holdings Corp.(1)                            33,774
                                                                    --------------
                                                                           597,976
                                                                    --------------
AUTOMOBILES -- 0.1%
         5,200  Honda Motor Co. Ltd.                                       114,297
        11,500  Toyota Motor Corp.                                         361,917
                                                                    --------------
                                                                           476,214
                                                                    --------------
BEVERAGES -- 0.8%
        13,000  Anheuser-Busch InBev NV                                    213,953
        50,504  Coca-Cola Co. (The)                                      2,367,123
        12,974  Dr. Pepper Snapple Group, Inc.(1)                          209,400

Shares/Principal Amount                                                      Value

        71,310  Foster's Group Ltd.                                      $ 256,965
        17,600  Pepsi Bottling Group, Inc.                                 318,384
        13,994  PepsiCo, Inc.                                              793,460
                                                                    --------------
                                                                         4,159,285
                                                                    --------------
BIOTECHNOLOGY -- 0.9%
        10,700  Alexion Pharmaceuticals, Inc.(1)                           360,162
        31,676  Amgen, Inc.(1)                                           1,759,285
         5,270  Celgene Corp.(1)                                           274,567
         4,563  Cephalon, Inc.(1)                                          335,289
        39,133  CSL Ltd.                                                   900,981
         3,800  Genentech, Inc.(1)                                         291,080
        14,470  Gilead Sciences, Inc.(1)                                   648,111
                                                                    --------------
                                                                         4,569,475
                                                                    --------------
BUILDING PRODUCTS(2)
        10,694  Masco Corp.                                                102,449
                                                                    --------------
CAPITAL MARKETS -- 1.3%
        16,014  AllianceBernstein Holding LP                               282,007
         8,438  Ameriprise Financial, Inc.                                 155,765
        31,693  Bank of New York Mellon Corp. (The)                        957,446
         1,358  BlackRock, Inc.                                            170,714
        19,296  Charles Schwab Corp. (The)                                 353,696
         7,010  Credit Suisse Group AG                                     205,763
        18,470  EFG International AG                                       295,057
         9,377  Goldman Sachs Group, Inc. (The)                            740,689
         4,063  Janus Capital Group, Inc.                                   33,113
         6,730  Julius Baer Holding AG                                     222,334
         9,983  Knight Capital Group, Inc., Class A(1)                     165,219
         7,700  Lazard Ltd., Class A                                       240,702
        17,053  Legg Mason, Inc.                                           307,295
        55,022  Man Group plc                                              214,280
        50,188  Merrill Lynch & Co., Inc.                                  663,485
        29,991  Morgan Stanley                                             442,367
        10,789  Northern Trust Corp.                                       495,107
        10,753  Raymond James Financial, Inc.                              236,243
         5,956  State Street Corp.                                         250,807
         4,613  Stifel Financial Corp.(1)                                  198,405
         1,200  T. Rowe Price Group, Inc.                                   41,052
                                                                    --------------
                                                                         6,671,546
                                                                    --------------
CHEMICALS -- 0.9%
         1,813  Air Products & Chemicals, Inc.                              86,589
         5,954  Ashland, Inc.                                               56,861
        28,940  du Pont (E.I.) de Nemours & Co.                            725,236
         1,931  FMC Corp.                                                   84,385

------

Strategic Allocation: Conservative

Shares/Principal Amount                                                      Value

        12,869  International Flavors & Fragrances, Inc.                 $ 393,019
         3,887  K+S AG                                                     176,267
         7,080  Linde AG                                                   519,729
         1,620  Minerals Technologies, Inc.                                 76,059
        14,577  Monsanto Co.                                             1,154,498
        10,400  PPG Industries, Inc.                                       456,768
         2,000  Scotts Miracle-Gro Co. (The), Class A                       64,720
         5,273  Syngenta AG                                                937,920
         2,534  Terra Industries, Inc.                                      37,275
         2,590  Yara International ASA                                      43,413
                                                                    --------------
                                                                         4,812,739
                                                                    --------------
COMMERCIAL BANKS -- 1.5%
        19,928  Associated Banc-Corp.                                      433,036
        29,800  Banco Santander SA                                         245,098
        72,000  Bank of Yokohama Ltd. (The)                                375,588
         6,462  BB&T Corp.                                                 193,666
         3,300  BNP Paribas                                                182,953
         2,900  Hancock Holding Co.                                        125,019
        19,600  Hang Seng Bank Ltd.                                        250,828
        41,351  HSBC Holdings plc (London)                                 450,029
        20,798  HSBC Holdings plc (Hong Kong)                              223,528
        91,590  Intesa Sanpaolo SpA                                        276,954
         5,030  KBC Groep NV                                               152,612
         2,820  Marshall & Ilsley Corp.                                     43,569
        25,407  National Bank of Greece SA                                 485,406
        47,000  National City Corp.                                         94,470
        81,000  Oversea-Chinese Banking Corp.                              274,992
           902  PNC Financial Services Group, Inc.                          47,599
         2,484  Royal Bank of Canada                                        80,829
            70  Sumitomo Mitsui Financial Group, Inc.                      256,791
         2,748  SunTrust Banks, Inc.                                        87,194
        13,196  TCF Financial Corp.                                        220,373
        24,296  U.S. Bancorp.                                              655,506
         3,000  UMB Financial Corp.                                        143,430
         5,209  Valley National Bancorp.                                   100,690
        75,778  Wells Fargo & Co.                                        2,189,227
                                                                    --------------
                                                                         7,589,387
                                                                    --------------
COMMERCIAL SERVICES & SUPPLIES -- 0.7%
        26,840  Aggreko plc                                                185,877
         2,070  Allied Waste Industries, Inc.(1)                            22,232
        23,090  Avery Dennison Corp.                                       718,099
         4,200  Copart, Inc.(1)                                            112,014
        30,665  Pitney Bowes, Inc.                                         757,732
        18,900  R.R. Donnelley & Sons Co.                                  241,164
         8,851  Republic Services, Inc.                                    212,424

Shares/Principal Amount                                                      Value

        89,220  Serco Group plc                                          $ 547,954
        15,582  Waste Connections, Inc.(1)                                 439,880
        23,269  Waste Management, Inc.                                     679,455
                                                                    --------------
                                                                         3,916,831
                                                                    --------------
COMMUNICATIONS EQUIPMENT -- 0.5%
        95,874  Cisco Systems, Inc.(1)                                   1,585,756
         1,779  F5 Networks, Inc.(1)                                        44,297
        43,394  Motorola, Inc.                                             187,028
         4,282  Nokia Oyj ADR                                               60,676
        22,384  QUALCOMM, Inc.                                             751,431
         5,750  Research In Motion Ltd.(1)                                 244,203
                                                                    --------------
                                                                         2,873,391
                                                                    --------------
COMPUTERS & PERIPHERALS -- 0.9%
        14,782  Apple, Inc.(1)                                           1,369,848
        17,281  Diebold, Inc.                                              483,868
        49,421  EMC Corp.(1)                                               522,380
        57,277  Hewlett-Packard Co.                                      2,020,733
        13,775  Lexmark International, Inc., Class A(1)                    360,629
         1,739  NCR Corp.(1)                                                26,398
        10,579  QLogic Corp.(1)                                            112,349
                                                                    --------------
                                                                         4,896,205
                                                                    --------------
CONSTRUCTION & ENGINEERING -- 0.2%
         8,600  Aecom Technology Corp.(1)                                  227,814
         7,415  EMCOR Group, Inc.(1)                                       116,934
         6,532  Fluor Corp.                                                297,467
        23,883  Quanta Services, Inc.(1)                                   388,338
         1,700  URS Corp.(1)                                                64,532
                                                                    --------------
                                                                         1,095,085
                                                                    --------------
CONSUMER FINANCE -- 0.1%
         4,141  Capital One Financial Corp.                                142,492
        29,122  Discover Financial Services                                297,918
                                                                    --------------
                                                                           440,410
                                                                    --------------
CONTAINERS & PACKAGING -- 0.4%
        36,402  Bemis Co., Inc.                                            983,582
        18,244  Crown Holdings, Inc.(1)                                    292,816
         5,100  Pactiv Corp.(1)                                            127,449
        76,520  Rexam plc                                                  411,957
         2,123  Rock-Tenn Co., Class A                                      71,694
           929  Sonoco Products Co.                                         23,318
                                                                    --------------
                                                                         1,910,816
                                                                    --------------
DISTRIBUTORS -- 0.1%
         8,675  Genuine Parts Co.                                          339,626
                                                                    --------------
DIVERSIFIED -- 0.2%
         4,600  Midcap SPDR Trust Series 1(3)                              430,514
        14,915  PowerShares QQQ                                            434,474
                                                                    --------------
                                                                           864,988
                                                                    --------------

------

Strategic Allocation: Conservative

Shares/Principal Amount                                                      Value

DIVERSIFIED CONSUMER SERVICES -- 0.5%
         4,224  Apollo Group, Inc., Class A(1)                           $ 324,572
        10,000  Benesse Corp.                                              423,166
        17,100  Corinthian Colleges, Inc.(1)                               274,968
         4,700  DeVry, Inc.                                                270,156
        35,010  H&R Block, Inc.                                            669,741
         7,300  ITT Educational Services, Inc.(1)                          657,584
           600  Strayer Education, Inc.                                    143,766
                                                                    --------------
                                                                         2,763,953
                                                                    --------------
DIVERSIFIED FINANCIAL SERVICES -- 1.5%
       142,466  Bank of America Corp.                                    2,315,072
       134,617  Citigroup, Inc.                                          1,115,975
         5,770  Deutsche Boerse AG                                         414,966
         3,800  IntercontinentalExchange, Inc.(1)                          279,680
       106,221  JPMorgan Chase & Co.                                     3,362,957
         9,948  McGraw-Hill Cos., Inc. (The)                               248,700
                                                                    --------------
                                                                         7,737,350
                                                                    --------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.8%
       172,842  AT&T, Inc.                                               4,936,367
           623  CenturyTel, Inc.                                            16,547
        18,780  Deutsche Telekom AG                                        261,434
         6,500  Embarq Corp.                                               212,160
        62,660  Koninklijke KPN NV                                         866,600
        17,210  Telefonica SA                                              349,505
       111,010  Telstra Corp. Ltd.                                         296,346
        71,815  Verizon Communications, Inc.                             2,344,760
         2,800  Windstream Corp.                                            24,808
                                                                    --------------
                                                                         9,308,527
                                                                    --------------
ELECTRIC UTILITIES -- 0.8%
         8,810  E.On AG                                                    310,671
         5,653  Entergy Corp.                                              481,070
        14,900  Exelon Corp.                                               837,529
        10,522  FPL Group, Inc.                                            513,053
        12,352  IDACORP, Inc.                                              375,501
         7,386  Pepco Holdings, Inc.                                       132,874
        21,100  PPL Corp.                                                  715,079
        29,658  Westar Energy, Inc.                                        599,981
                                                                    --------------
                                                                         3,965,758
                                                                    --------------
ELECTRICAL EQUIPMENT -- 0.5%
        14,220  ABB Ltd.(1)                                                183,740
         6,110  ALSTOM SA                                                  325,956
         6,500  Cooper Industries Ltd., Class A                            156,910
        17,290  Emerson Electric Co.                                       620,538
         7,700  Energy Conversion Devices, Inc.(1)                         215,446
         2,201  First Solar, Inc.(1)                                       274,773
         6,330  Gamesa Corp Tecnologica SA                                 106,497

Shares/Principal Amount                                                      Value

        14,475  Hubbell, Inc., Class B                                   $ 432,802
         2,570  Vestas Wind Systems AS(1)                                  116,860
                                                                    --------------
                                                                         2,433,522
                                                                    --------------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 0.2%
         2,779  Amphenol Corp., Class A                                     64,528
        48,907  Celestica, Inc.(1)                                         244,046
        39,015  Molex, Inc.                                                530,604
        24,008  Tyco Electronics Ltd.                                      395,652
                                                                    --------------
                                                                         1,234,830
                                                                    --------------
ENERGY EQUIPMENT & SERVICES -- 0.6%
        27,260  AMEC plc                                                   221,504
         5,730  BJ Services Co.                                             68,703
         6,415  Cameron International Corp.(1)                             135,356
         4,200  CARBO Ceramics, Inc.                                       201,180
         6,276  ENSCO International, Inc.                                  203,405
         3,452  FMC Technologies, Inc.(1)                                   94,826
        16,950  National Oilwell Varco, Inc.(1)                            479,516
         1,826  Oil States International, Inc.(1)                           39,113
         2,390  Patterson-UTI Energy, Inc.                                  29,851
        13,358  Saipem SpA                                                 208,242
        12,444  Schlumberger Ltd.                                          631,409
         4,300  Smith International, Inc.                                  125,732
         5,400  Transocean, Inc.(1)                                        361,152
         9,200  Weatherford International Ltd.(1)                          117,484
                                                                    --------------
                                                                         2,917,473
                                                                    --------------
FOOD & STAPLES RETAILING -- 1.3%
        10,400  BJ's Wholesale Club, Inc.(1)                               372,112
         9,500  FamilyMart Co. Ltd.                                        387,040
        53,240  Koninklijke Ahold NV                                       594,299
        52,242  Kroger Co. (The)                                         1,445,014
         4,391  Safeway, Inc.                                               95,724
         8,543  Shoppers Drug Mart Corp.                                   304,399
        10,748  SYSCO Corp.                                                252,040
       116,536  Tesco plc                                                  528,861
        17,200  Walgreen Co.                                               425,528
        45,291  Wal-Mart Stores, Inc.                                    2,530,861
                                                                    --------------
                                                                         6,935,878
                                                                    --------------
FOOD PRODUCTS -- 1.4%
        54,780  Cadbury plc                                                464,346
         5,748  Campbell Soup Co.                                          184,223
        46,207  ConAgra Foods, Inc.                                        681,553
         6,100  Dean Foods Co.(1)                                           88,816
         6,148  General Mills, Inc.                                        388,369
         3,180  Groupe Danone                                              183,317
        22,390  H.J. Heinz Co.                                             869,628
         5,880  Hershey Co. (The)                                          211,680
         7,890  JM Smucker Co. (The)                                       357,969

------

Strategic Allocation: Conservative

Shares/Principal Amount                                                      Value

        10,477  Kellogg Co.                                              $ 455,016
        38,807  Kraft Foods, Inc., Class A                               1,055,939
        34,450  Nestle SA                                                1,246,145
         3,800  Ralcorp Holdings, Inc.(1)                                  237,728
         2,400  TreeHouse Foods, Inc.(1)                                    57,096
        15,125  Unilever NV CVA                                            353,679
        19,100  Unilever NV New York Shares                                446,367
                                                                    --------------
                                                                         7,281,871
                                                                    --------------
GAS UTILITIES -- 0.1%
         2,469  Nicor, Inc.                                                100,686
         3,714  Piedmont Natural Gas Co., Inc.                             124,791
         6,357  Southwest Gas Corp.                                        164,646
         8,590  WGL Holdings, Inc.                                         310,099
                                                                    --------------
                                                                           700,222
                                                                    --------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 1.0%
         2,900  Alcon, Inc.                                                231,391
         7,600  Baxter International, Inc.                                 402,040
        16,217  Beckman Coulter, Inc.                                      706,737
         9,108  Becton, Dickinson & Co.                                    578,631
        18,625  Boston Scientific Corp.(1)                                 114,916
         3,300  C.R. Bard, Inc.                                            270,699
        12,500  Covidien Ltd.                                              460,625
         7,000  DENTSPLY International, Inc.                               182,560
         5,300  Edwards Lifesciences Corp.(1)                              263,781
         2,300  Gen-Probe, Inc.(1)                                          84,755
         1,200  Intuitive Surgical, Inc.(1)                                159,036
        25,978  Medtronic, Inc.                                            792,849
         2,100  Mettler Toledo International, Inc.(1)                      172,725
         5,723  St. Jude Medical, Inc.(1)                                  160,416
         3,727  STERIS Corp.                                               103,051
         6,800  Terumo Corp.                                               315,789
         4,463  Varian Medical Systems, Inc.(1)                            180,127
         2,448  Zimmer Holdings, Inc.(1)                                    91,359
                                                                    --------------
                                                                         5,271,487
                                                                    --------------
HEALTH CARE PROVIDERS & SERVICES -- 0.9%
        13,089  CIGNA Corp.                                                158,508
        24,010  Express Scripts, Inc.(1)                                 1,380,815
        12,817  Fresenius Medical Care AG & Co. KGaA                       560,149
         6,643  LifePoint Hospitals, Inc.(1)                               133,259
        15,700  Medco Health Solutions, Inc.(1)                            659,400
        28,596  Omnicare, Inc.                                             689,449
         2,048  Owens & Minor, Inc.                                         85,053
         6,200  Quest Diagnostics, Inc.                                    288,734
        43,980  Sonic Healthcare Ltd.                                      387,170
         4,200  UnitedHealth Group, Inc.                                    88,242
         4,800  VCA Antech, Inc.(1)                                         91,440

Shares/Principal Amount                                                      Value

         4,646  WellPoint, Inc.(1)                                       $ 165,398
                                                                    --------------
                                                                         4,687,617
                                                                    --------------
HOTELS, RESTAURANTS & LEISURE -- 0.5%
       112,350  Compass Group plc                                          532,881
         7,300  Darden Restaurants, Inc.                                   133,517
        13,796  International Speedway Corp., Class A                      358,006
         6,251  McDonald's Corp.                                           367,246
         7,300  Panera Bread Co., Class A(1)                               324,412
        29,227  Speedway Motorsports, Inc.                                 404,210
        12,700  Starbucks Corp.(1)                                         113,411
       124,770  TUI Travel plc                                             407,943
                                                                    --------------
                                                                         2,641,626
                                                                    --------------
HOUSEHOLD DURABLES -- 0.3%
        12,800  KB Home                                                    148,864
         8,100  Leggett & Platt, Inc.                                      118,260
         3,800  Mohawk Industries, Inc.(1)                                 116,812
        29,900  Newell Rubbermaid, Inc.                                    399,464
           784  NVR, Inc.(1)                                               340,452
         5,900  Toll Brothers, Inc.(1)                                     117,587
         6,112  Whirlpool Corp.                                            240,691
                                                                    --------------
                                                                         1,482,130
                                                                    --------------
HOUSEHOLD PRODUCTS -- 1.0%
         2,292  Church & Dwight Co., Inc.                                  136,237
         3,513  Clorox Co.                                                 207,829
         3,538  Colgate-Palmolive Co.                                      230,218
        18,125  Kimberly-Clark Corp.                                     1,047,444
        38,767  Procter & Gamble Co. (The)                               2,494,656
        20,356  Reckitt Benckiser Group plc                                863,911
         7,000  Uni-Charm Corp.                                            483,301
                                                                    --------------
                                                                         5,463,596
                                                                    --------------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS -- 0.2%
       101,840  International Power plc                                    405,433
        20,708  NRG Energy, Inc.(1)                                        490,573
        28,364  Reliant Energy, Inc.(1)                                    162,809
                                                                    --------------
                                                                         1,058,815
                                                                    --------------
INDUSTRIAL CONGLOMERATES -- 1.1%
         4,624  3M Co.                                                     309,484
       299,861  General Electric Co.                                     5,148,614
         9,800  Tyco International Ltd.                                    204,820
                                                                    --------------
                                                                         5,662,918
                                                                    --------------
INSURANCE -- 1.6%
         6,218  ACE Ltd.                                                   324,891
        20,219  Admiral Group plc                                          307,060
        33,102  Allstate Corp. (The)                                       842,115
         5,083  American Financial Group, Inc.                             104,151
         6,600  AON Corp.                                                  298,980

------

Strategic Allocation: Conservative

Shares/Principal Amount                                                      Value

         1,323  Arch Capital Group Ltd.(1)                                 $89,686
         5,718  Aspen Insurance Holdings Ltd.                              105,383
        11,639  AXA SA                                                     222,854
         5,200  Axis Capital Holdings Ltd.                                 131,612
             7  Berkshire Hathaway, Inc., Class A(1)                       728,000
        17,037  Chubb Corp.                                                875,020
         2,733  Endurance Specialty Holdings Ltd.                           73,572
         7,900  Hartford Financial Services Group, Inc. (The)               66,755
         7,500  Loews Corp.                                                205,425
        34,565  Marsh & McLennan Cos., Inc.                                881,408
         4,510  Muenchener Rueckversicherungs AG                           616,155
         1,240  Odyssey Re Holdings Corp.                                   55,788
         2,100  PartnerRe Ltd.                                             146,916
         4,886  Prudential Financial, Inc.                                 106,026
           112  Sony Financial Holdings, Inc.                              331,275
         8,200  Torchmark Corp.                                            296,430
        26,322  Travelers Cos., Inc. (The)                               1,148,955
           283  WR Berkley Corp.                                             8,046
         1,140  Zurich Financial Services AG                               223,321
                                                                    --------------
                                                                         8,189,824
                                                                    --------------
INTERNET & CATALOG RETAIL -- 0.1%
         2,199  Amazon.com, Inc.(1)                                         93,897
           790  Rakuten, Inc.                                              432,188
                                                                    --------------
                                                                           526,085
                                                                    --------------
INTERNET SOFTWARE & SERVICES -- 0.3%
         2,800  Equinix, Inc.(1)                                           127,148
         3,342  Google, Inc., Class A(1)                                   979,072
         6,700  Sohu.com, Inc.(1)                                          325,218
                                                                    --------------
                                                                         1,431,438
                                                                    --------------
IT SERVICES -- 0.7%
        15,138  Accenture Ltd., Class A                                    468,975
         6,226  Alliance Data Systems Corp.(1)                             269,648
         4,044  Broadridge Financial Solutions, Inc.                        46,102
         5,900  Fiserv, Inc.(1)                                            201,426
         7,800  Global Payments, Inc.                                      282,126
        24,380  Indra Sistemas SA                                          498,654
        19,284  International Business Machines Corp.                    1,573,574
         2,038  Visa, Inc., Class A                                        107,117
         5,100  Western Union Co. (The)                                     67,677
                                                                    --------------
                                                                         3,515,299
                                                                    --------------
LEISURE EQUIPMENT & PRODUCTS -- 0.1%
         3,432  Hasbro, Inc.                                                91,978
         4,758  Polaris Industries, Inc.                                   129,893

Shares/Principal Amount                                                      Value

         6,804  RC2 Corp.(1)                                               $72,327
                                                                    --------------
                                                                           294,198
                                                                    --------------
LIFE SCIENCES TOOLS & SERVICES -- 0.2%
         2,067  Life Technologies Corp.(1)                                  53,949
         3,770  Lonza Group AG                                             311,866
         5,500  QIAGEN NV(1)                                                88,715
        24,100  Thermo Fisher Scientific, Inc.(1)                          859,888
                                                                    --------------
                                                                         1,314,418
                                                                    --------------
MACHINERY -- 0.6%
         6,296  AGCO Corp.(1)                                              155,007
         9,500  Briggs & Stratton Corp.                                    133,760
         9,800  Caterpillar, Inc.                                          401,702
        13,244  Dover Corp.                                                395,068
         1,200  Flowserve Corp.                                             60,396
        15,620  GEA Group AG                                               242,325
        17,200  Ingersoll-Rand Co. Ltd., Class A                           269,696
        24,000  Japan Steel Works Ltd. (The)                               246,696
        15,500  Kurita Water Industries Ltd.                               366,878
         7,300  Parker-Hannifin Corp.                                      299,884
         2,570  Vallourec                                                  273,677
         3,470  Valmont Industries, Inc.                                   191,891
                                                                    --------------
                                                                         3,036,980
                                                                    --------------
MEDIA -- 1.0%
        58,190  British Sky Broadcasting Group plc                         396,730
        31,400  CBS Corp., Class B                                         209,124
        33,839  Comcast Corp., Class A                                     586,768
        28,800  DIRECTV Group, Inc. (The)(1)                               633,888
        10,343  DISH Network Corp., Class A(1)                             114,601
        21,200  Gannett Co., Inc.                                          184,652
        43,443  Reed Elsevier plc                                          361,226
        10,300  Scripps Networks Interactive, Inc., Class A                286,237
        41,888  SES SA Fiduciary Depositary Receipt                        734,047
        76,500  Time Warner, Inc.                                          692,325
        22,400  Viacom, Inc., Class B(1)                                   356,608
        12,050  Vivendi                                                    341,621
         4,617  Walt Disney Co. (The)                                      103,975
                                                                    --------------
                                                                         5,001,802
                                                                    --------------
METALS & MINING -- 0.3%
        34,360  BHP Billiton Ltd.                                          690,524
         2,700  Newmont Mining Corp.                                        90,855
         8,800  Nucor Corp.                                                313,984
         2,294  Reliance Steel & Aluminum Co.                               47,302
        10,690  Rio Tinto Ltd.                                             329,649
                                                                    --------------
                                                                         1,472,314
                                                                    --------------

------

Strategic Allocation: Conservative

Shares/Principal Amount                                                      Value

MULTILINE RETAIL -- 0.6%
         7,256  Big Lots, Inc.(1)                                         $127,125
        21,900  Dollar Tree, Inc.(1)                                       927,684
        33,868  Family Dollar Stores, Inc.                                 940,853
        24,700  Kohl's Corp.(1)                                            806,702
        11,600  Macy's, Inc.                                                86,072
        12,140  Next plc                                                   208,122
         7,309  Target Corp.                                               246,752
                                                                    --------------
                                                                         3,343,310
                                                                    --------------
MULTI-INDUSTRY -- 0.1%
        22,786  Financial Select Sector SPDR Fund(3)                       287,331
         6,417  SPDR KBW Regional Banking ETF(3)                           190,264
                                                                    --------------
                                                                           477,595
                                                                    --------------
MULTI-UTILITIES -- 0.3%
         2,652  Ameren Corp.                                                94,358
        22,696  CenterPoint Energy, Inc.                                   293,460
         9,838  Public Service Enterprise Group, Inc.                      303,994
         9,540  Puget Energy, Inc.                                         233,539
         8,639  Wisconsin Energy Corp.                                     375,451
        13,038  Xcel Energy, Inc.                                          245,245
                                                                    --------------
                                                                         1,546,047
                                                                    --------------
OFFICE ELECTRONICS -- 0.1%
         5,200  Canon, Inc.                                                154,727
        38,600  Xerox Corp.                                                269,814
                                                                    --------------
                                                                           424,541
                                                                    --------------
OIL, GAS & CONSUMABLE FUELS -- 5.5%
         2,424  Anadarko Petroleum Corp.                                    99,505
        12,120  Apache Corp.                                               936,876
        62,140  BG Group plc                                               889,879
        22,314  BP plc ADR                                               1,086,469
        57,477  Chevron Corp.                                            4,541,258
        50,701  ConocoPhillips                                           2,662,817
         5,600  Continental Resources, Inc.(1)                             109,480
        16,048  Devon Energy Corp.                                       1,160,912
         9,480  EnCana Corp.                                               443,759
        30,030  ENI SpA                                                    681,398
         7,400  EOG Resources, Inc.                                        629,148
        17,020  Equitable Resources, Inc.                                  567,957
       108,363  Exxon Mobil Corp.                                        8,685,294
         4,698  Frontline Ltd.                                             138,779
         1,214  Hess Corp.                                                  65,605
           496  Massey Energy Co.                                            7,748
         7,448  McMoRan Exploration Co.(1)                                  83,790
           957  Noble Energy, Inc.                                          50,032
        14,967  Occidental Petroleum Corp.                                 810,313
        28,407  PetroHawk Energy Corp.(1)                                  496,270

Shares/Principal Amount                                                      Value

         7,987  Plains Exploration & Production Co.(1)                   $ 184,899
         3,500  Range Resources Corp.                                      145,145
        25,900  Royal Dutch Shell plc ADR                                1,384,355
         7,500  Southwestern Energy Co.(1)                                 257,775
        21,270  StatoilHydro ASA                                           362,998
         6,716  Stone Energy Corp.(1)                                      111,620
         2,684  Sunoco, Inc.                                               106,662
        28,045  Total SA                                                 1,471,891
         2,800  Ultra Petroleum Corp.(1)                                   113,764
        13,671  Valero Energy Corp.                                        250,863
         8,185  W&T Offshore, Inc.                                         114,590
         3,300  Whiting Petroleum Corp.(1)                                 126,390
                                                                    --------------
                                                                        28,778,241
                                                                    --------------
PAPER & FOREST PRODUCTS -- 0.2%
         9,100  International Paper Co.                                    113,295
        50,250  Stora Enso Oyj                                             409,938
        15,797  Weyerhaeuser Co.                                           594,283
                                                                    --------------
                                                                         1,117,516
                                                                    --------------
PERSONAL PRODUCTS -- 0.1%
         2,900  Chattem, Inc.(1)                                           210,453
         5,400  Estee Lauder Cos., Inc. (The), Class A                     150,660
         5,250  Oriflame Cosmetics SA                                      143,258
        14,000  Shiseido Co. Ltd.                                          260,383
                                                                    --------------
                                                                           764,754
                                                                    --------------
PHARMACEUTICALS -- 3.3%
        10,530  Abbott Laboratories                                        551,667
         3,668  Allergan, Inc.                                             138,210
         7,730  Bayer AG                                                   401,805
        16,645  Bristol-Myers Squibb Co.                                   344,551
        36,806  Eli Lilly & Co.                                          1,256,925
         4,541  Forest Laboratories, Inc.(1)                               109,801
        33,102  GlaxoSmithKline plc                                        573,456
        72,748  Johnson & Johnson                                        4,261,578
        14,191  King Pharmaceuticals, Inc.(1)                              136,376
        53,107  Merck & Co., Inc.                                        1,419,019
        12,600  Novartis AG                                                588,991
        21,110  Novo Nordisk AS B Shares                                 1,078,862
        11,700  Perrigo Co.                                                402,597
       218,671  Pfizer, Inc.                                             3,592,765
         5,482  Roche Holding AG                                           770,774
        11,098  Schering-Plough Corp.                                      186,557
        37,815  Wyeth                                                    1,361,718
                                                                    --------------
                                                                        17,175,652
                                                                    --------------
PROFESSIONAL SERVICES -- 0.2%
        55,185  Capita Group plc (The)                                     591,725
         3,987  FTI Consulting, Inc.(1)                                    218,647

------

Strategic Allocation: Conservative

Shares/Principal Amount                                                      Value

         3,100  Robert Half International, Inc.                            $64,759
           420  SGS SA                                                     359,780
                                                                    --------------
                                                                         1,234,911
                                                                    --------------
REAL ESTATE INVESTMENT TRUSTS (REITS) -- 0.1%
           660  Boston Properties, Inc.                                     35,244
         7,200  Developers Diversified Realty Corp.                         34,560
         6,800  Digital Realty Trust, Inc.                                 186,048
         7,707  Host Hotels & Resorts, Inc.                                 57,957
           527  Public Storage                                              36,832
                                                                    --------------
                                                                           350,641
                                                                    --------------
ROAD & RAIL -- 0.5%
         1,611  Burlington Northern Santa Fe Corp.                         123,419
         8,800  Canadian National Railway Co.                              310,292
            50  Central Japan Railway Co.                                  423,176
         8,201  CSX Corp.                                                  305,405
         9,391  Heartland Express, Inc.                                    144,997
         7,616  Norfolk Southern Corp.                                     376,763
        73,180  Stagecoach Group plc                                       197,774
        18,189  Union Pacific Corp.                                        910,178
         9,200  YRC Worldwide, Inc.(1)                                      36,616
                                                                    --------------
                                                                         2,828,620
                                                                    --------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 0.7%
        22,500  Altera Corp.                                               330,975
        38,783  Amkor Technology, Inc.(1)                                   85,323
        29,530  Applied Materials, Inc.                                    282,897
        12,060  ASML Holding NV                                            183,991
        10,600  Broadcom Corp., Class A(1)                                 162,286
        72,554  Intel Corp.                                              1,001,245
         9,739  KLA-Tencor Corp.                                           183,191
         5,600  Linear Technology Corp.                                    111,720
        58,911  LSI Corp.(1)                                               157,881
        36,400  Marvell Technology Group Ltd.(1)                           211,120
        13,298  Microsemi Corp.(1)                                         259,178
         1,068  National Semiconductor Corp.                                11,748
        34,922  Texas Instruments, Inc.                                    543,736
         9,700  Xilinx, Inc.                                               158,692
                                                                    --------------
                                                                         3,683,983
                                                                    --------------
SOFTWARE -- 1.2%
        49,808  Activision Blizzard, Inc.(1)                               582,754
         6,400  Adobe Systems, Inc.(1)                                     148,224
         2,814  Autodesk, Inc.(1)                                           46,684
        28,776  Autonomy Corp. plc(1)                                      414,713
         4,900  Cerner Corp.(1)                                            176,302
        19,400  Konami Corp.                                               439,704
         6,500  McAfee, Inc.(1)                                            197,145

Shares/Principal Amount                                                      Value

        97,259  Microsoft Corp.                                        $ 1,966,577
         1,900  Nintendo Co. Ltd.                                          588,127
        58,731  Oracle Corp.(1)                                            944,982
         9,300  Quest Software, Inc.(1)                                    124,155
         3,100  salesforce.com, inc.(1)                                     88,722
         5,379  Sybase, Inc.(1)                                            132,538
        28,318  Symantec Corp.(1)                                          340,665
        10,988  UbiSoft Entertainment SA(1)                                253,245
                                                                    --------------
                                                                         6,444,537
                                                                    --------------
SPECIALTY RETAIL -- 0.8%
         5,000  Advance Auto Parts, Inc.                                   151,800
           853  AutoZone, Inc.(1)                                           93,164
        14,000  Best Buy Co., Inc.                                         289,940
         8,200  Children's Place Retail Stores, Inc. (The)(1)              192,290
         2,600  FAST RETAILING CO. LTD.                                    298,457
        41,334  Gap, Inc. (The)                                            538,169
        21,900  Home Depot, Inc. (The)                                     506,109
        35,250  Lowe's Cos., Inc.                                          728,265
         8,700  O'Reilly Automotive, Inc.(1)                               226,809
         4,300  PetSmart, Inc.                                              75,465
         4,686  RadioShack Corp.                                            46,157
         9,686  Ross Stores, Inc.                                          256,679
         4,855  Sherwin-Williams Co. (The)                                 286,105
        22,500  Staples, Inc.                                              390,600
         9,300  TJX Cos., Inc. (The)                                       212,226
         2,394  Urban Outfitters, Inc.(1)                                   43,499
                                                                    --------------
                                                                         4,335,734
                                                                    --------------
TEXTILES, APPAREL & LUXURY GOODS -- 0.2%
        32,771  Burberry Group plc                                         104,337
         6,300  Carter's, Inc.(1)                                          119,133
        12,400  Gildan Activewear, Inc.(1)                                 209,866
         7,000  VF Corp.                                                   366,030
                                                                    --------------
                                                                           799,366
                                                                    --------------
THRIFTS & MORTGAGE FINANCE -- 0.1%
        16,800  Hudson City Bancorp., Inc.                                 280,728
        14,100  MGIC Investment Corp.                                       38,352
                                                                    --------------
                                                                           319,080
                                                                    --------------
TOBACCO -- 0.4%
        33,308  Altria Group, Inc.                                         535,593
        19,377  British American Tobacco plc                               507,802
         6,600  Lorillard, Inc.                                            398,838
        11,283  Philip Morris International, Inc.                          475,691
                                                                    --------------
                                                                         1,917,924
                                                                    --------------
TRANSPORTATION INFRASTRUCTURE -- 0.1%
        46,587  Cintra Concesiones de Infraestructuras de
                Transporte SA                                              372,364
                                                                    --------------

------

Strategic Allocation: Conservative

Shares/Principal Amount                                                      Value

WATER UTILITIES(2)
         7,500  Aqua America, Inc.                                       $ 162,675
                                                                    --------------
WIRELESS TELECOMMUNICATION SERVICES -- 0.4%
        30,900  American Tower Corp., Class A(1)                           841,716
           130  NTT DoCoMo, Inc.                                           215,664
        32,196  SBA Communications Corp., Class A(1)                       508,375
        36,000  Sprint Nextel Corp.                                        100,440
       235,580  Vodafone Group plc                                         460,247
                                                                    --------------
                                                                         2,126,442
                                                                    --------------
TOTAL COMMON STOCKS
(Cost $267,461,035)                                                    226,047,690
                                                                    --------------

Convertible Preferred Stocks(2)

CAPITAL MARKETS(2)
         3,000  Legg Mason, Inc., 7.00%, 6/30/11
(Cost $56,512)                                                              55,110
                                                                    --------------

U.S. Government Agency Mortgage-Backed Securities(4) -- 16.9%

FIXED-RATE U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES -- 15.3%
   $18,091,124  FHLMC, 6.00%, settlement date 12/13/08(5)               18,484,045
         7,163  FHLMC, 6.50%, 12/1/12                                        7,347
        58,051  FHLMC, 7.00%, 6/1/14                                        60,779
        76,636  FHLMC, 6.50%, 6/1/16                                        78,608
     2,050,247  FHLMC, 4.50%, 1/1/19                                     2,064,525
     2,120,400  FHLMC, 5.00%, 1/1/21                                     2,144,775
       845,214  FHLMC, 5.00%, 4/1/21                                       854,930
        15,922  FHLMC, 8.00%, 7/1/30                                        16,862
        47,458  FHLMC, 6.50%, 5/1/31                                        49,215
       717,168  FHLMC, 5.50%, 12/1/33                                      729,375
     4,307,548  FHLMC, 5.50%, 1/1/38                                     4,374,805
       263,728  FHLMC, 6.50%, 7/1/47(3)                                    263,563
         3,580  FNMA, 6.50%, 5/1/11                                          3,684
         5,716  FNMA, 6.50%, 5/1/11                                          5,882
        13,555  FNMA, 6.50%, 5/1/11                                         13,948
         2,469  FNMA, 6.50%, 2/1/12                                          2,541
        10,390  FNMA, 6.50%, 4/1/12                                         10,694
         9,934  FNMA, 6.50%, 5/1/12                                         10,225
        47,497  FNMA, 6.00%, 4/1/14                                         48,751
         7,607  FNMA, 7.50%, 6/1/15                                          7,958
     1,148,920  FNMA, 4.50%, 5/1/19                                      1,155,485
     1,177,611  FNMA, 4.50%, 5/1/19                                      1,184,340
     1,790,862  FNMA, 5.00%, 9/1/20                                      1,815,367
         1,785  FNMA, 7.00%, 6/1/26                                          1,873
        21,153  FNMA, 7.50%, 3/1/27                                         22,321

Shares/Principal Amount                                                      Value

      $ 32,859  FNMA, 6.50%, 6/1/29                                        $34,082
        14,379  FNMA, 7.00%, 7/1/29                                         15,072
        76,399  FNMA, 7.00%, 7/1/29                                         80,086
        35,029  FNMA, 7.00%, 3/1/30                                         36,719
        37,208  FNMA, 7.50%, 8/1/30                                         39,170
        17,888  FNMA, 7.50%, 9/1/30                                         18,832
       152,146  FNMA, 6.50%, 9/1/31                                        157,711
        44,242  FNMA, 7.00%, 9/1/31                                         46,375
        59,219  FNMA, 6.50%, 1/1/32                                         61,385
       393,730  FNMA, 7.00%, 6/1/32                                        412,702
     1,536,045  FNMA, 5.50%, 6/1/33                                      1,565,068
     2,604,263  FNMA, 5.50%, 8/1/33                                      2,653,471
       668,139  FNMA, 5.50%, 9/1/33                                        680,763
     4,221,980  FNMA, 5.00%, 11/1/33                                     4,260,336
     4,376,924  FNMA, 5.50%, 1/1/34                                      4,465,024
     3,509,921  FNMA, 4.50%, 9/1/35                                      3,461,855
     4,826,236  FNMA, 5.00%, 2/1/36                                      4,864,048
     1,008,954  FNMA, 5.50%, 4/1/36                                      1,027,072
       373,917  FNMA, 5.00%, 10/1/36                                       376,730
     3,499,983  FNMA, 5.50%, 12/1/36                                     3,561,740
     2,148,118  FNMA, 5.50%, 2/1/37                                      2,186,022
     3,801,131  FNMA, 6.50%, 8/1/37                                      3,862,823
       159,185  FNMA, 6.50%, 6/1/47(3)                                     158,961
       385,493  FNMA, 6.50%, 8/1/47(3)                                     384,951
       517,802  FNMA, 6.50%, 8/1/47(3)                                     517,074
        64,869  FNMA, 6.50%, 9/1/47(3)                                      64,778
       451,400  FNMA, 6.50%, 9/1/47(3)                                     450,765
       522,250  FNMA, 6.50%, 9/1/47(3)                                     521,516
       636,298  FNMA, 6.50%, 9/1/47(3)                                     635,404
       904,932  FNMA, 6.50%, 9/1/47(3)                                     903,659
         9,472  GNMA, 7.00%, 1/15/24                                         9,826
         6,980  GNMA, 8.00%, 7/15/24                                         7,484
         5,710  GNMA, 8.00%, 9/15/24                                         6,122
         2,823  GNMA, 9.00%, 4/20/25                                         3,065
        32,998  GNMA, 7.00%, 9/15/25                                        34,226
        11,248  GNMA, 7.50%, 10/15/25                                       11,921
        19,959  GNMA, 7.50%, 2/15/26                                        21,144
         7,151  GNMA, 6.00%, 4/15/26                                         7,341
         5,582  GNMA, 7.50%, 5/15/26                                         5,913
        72,915  GNMA, 8.25%, 7/15/26                                        77,834
           858  GNMA, 9.00%, 8/20/26                                           931
        57,281  GNMA, 7.00%, 12/15/27                                       59,310
         2,539  GNMA, 6.50%, 2/15/28                                         2,621
        15,257  GNMA, 6.50%, 2/15/28                                        15,752
        13,003  GNMA, 6.50%, 3/15/28                                        13,425
         3,193  GNMA, 6.50%, 4/15/28                                         3,297
        20,464  GNMA, 6.00%, 5/15/28                                        21,025
        16,659  GNMA, 6.00%, 7/15/28                                        17,116

------

Strategic Allocation: Conservative

Shares/Principal Amount                                                      Value

      $ 48,348  GNMA, 6.00%, 10/15/28                                      $49,675
        33,332  GNMA, 7.00%, 5/15/31                                        34,423
       466,216  GNMA, 5.50%, 11/15/32                                      476,246
     7,908,790  GNMA, 6.50%, 10/15/38                                    8,116,012
                                                                    --------------
                                                                        79,910,801
                                                                    --------------

ADJUSTABLE-RATE U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES -- 1.6%
     2,728,250  FHLMC, VRN, 6.00%, 11/1/11                               2,788,976
     1,541,166  FNMA, VRN, 6.49%, 1/1/10                                 1,569,570
     1,295,939  FNMA, VRN, 6.44%, 6/1/11                                 1,326,623
     1,092,561  FNMA, VRN, 6.42%, 7/1/11                                 1,117,421
     1,398,785  FNMA, VRN, 5.95%, 5/1/12                                 1,424,754
                                                                    --------------
                                                                         8,227,344
                                                                    --------------
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES
(Cost $86,530,221)                                                      88,138,145
                                                                    --------------

Corporate Bonds -- 10.4%

AEROSPACE & DEFENSE -- 0.3%
       334,000  Honeywell International, Inc., 5.30%, 3/15/17(3)           325,568
       270,000  Honeywell International, Inc., 5.30%, 3/1/18(3)            259,765
       450,000  Lockheed Martin Corp., Series B, 6.15%, 9/1/36(3)          416,020
       341,000  United Technologies Corp., 6.05%, 6/1/36(3)                322,703
       260,000  United Technologies Corp., 6.125%, 7/15/38(3)              244,902
                                                                    --------------
                                                                         1,568,958
                                                                    --------------
AUTOMOBILES -- 0.1%
       320,000  DaimlerChrysler N.A. LLC, 5.875%, 3/15/11(3)               268,038
       420,000  DaimlerChrysler N.A. LLC, 6.50%, 11/15/13(3)               315,817
                                                                    --------------
                                                                           583,855
                                                                    --------------
BEVERAGES -- 0.3%
       490,000  Coca-Cola Co. (The), 5.35%, 11/15/17(3)                    492,233
       530,000  Diageo Capital plc, 5.75%, 10/23/17(3)                     479,779
       780,000  SABMiller plc, 6.20%, 7/1/1(3)(6)                          766,557
                                                                    --------------
                                                                         1,738,569
                                                                    --------------
CAPITAL MARKETS -- 0.5%
       640,000  Credit Suisse (New York), 5.00%, 5/15/13(3)                604,041
       360,000  Deutsche Bank AG (London), 4.875%, 5/20/13(3)              345,396
       724,000  Merrill Lynch & Co., Inc., 4.79%, 8/4/10(3)                694,234

Shares/Principal Amount                                                      Value

     $ 400,000  Merrill Lynch & Co., Inc., 6.875%, 4/25/18(3)             $377,290
       250,000  Morgan Stanley, 6.00%, 4/28/15(3)                          206,506
       370,000  Morgan Stanley, 6.625%, 4/1/18(3)                          307,368
                                                                    --------------
                                                                         2,534,835
                                                                    --------------
CHEMICALS -- 0.1%
       400,000  Air Products & Chemicals, Inc., 4.15%, 2/1/13(3)           374,827
       280,000  Rohm & Haas Co., 5.60%, 3/15/13(3)                         270,931
                                                                    --------------
                                                                           645,758
                                                                    --------------
COMMERCIAL BANKS -- 0.7%
       530,000  PNC Bank N.A., 4.875%, 9/21/17(3)                          458,921
       340,000  PNC Bank N.A., 6.00%, 12/7/17(3)                           317,871
       390,000  PNC Funding Corp., 5.125%, 12/14/10(3)                     390,537
       130,000  SunTrust Bank, 7.25%, 3/15/18(3)                           128,353
       444,000  Wachovia Bank N.A., 4.80%, 11/1/14(3)                      395,297
       694,000  Wachovia Bank N.A., 4.875%, 2/1/15(3)                      617,580
       614,000  Wells Fargo & Co., 4.625%, 8/9/10(3)                       615,374
       400,000  Wells Fargo & Co., 4.375%, 1/31/13(3)                      382,221
       170,000  Wells Fargo Bank N.A., 6.45%, 2/1/11(3)                    173,113
                                                                    --------------
                                                                         3,479,267
                                                                    --------------
COMMERCIAL SERVICES & SUPPLIES(2)
       270,000  Pitney Bowes, Inc., 5.75%, 9/15/17(3)                      256,146
                                                                    --------------
CONSUMER FINANCE -- 0.2%
       300,000  American Express Centurion Bank, 4.375%,
                7/30/09(3)                                                 291,497
       600,000  American Express Centurion Bank, 5.55%,
                10/17/12(3)                                                539,929
                                                                    --------------
                                                                           831,426
                                                                    --------------
DIVERSIFIED FINANCIAL SERVICES -- 1.4%
       345,000  Bank of America Corp., 4.375%, 12/1/10(3)                  343,173
       500,000  Bank of America N.A., 5.30%, 3/15/17(3)                    449,686
       430,000  Bank of America N.A., 6.00%, 10/15/36(3)                   371,250
       390,000  Citigroup, Inc., 5.50%, 4/11/13(3)                         355,263

------

Strategic Allocation: Conservative

Shares/Principal Amount                                                      Value

     $ 370,000  Citigroup, Inc., 6.125%, 5/15/18(3)                      $ 338,762
       405,000  General Electric Capital Corp., 6.125%,
                2/21/11(3)                                                 408,624
       250,000  General Electric Capital Corp., 4.80%, 5/1/13(3)           238,452
       375,000  General Electric Capital Corp., 5.625%,
                9/15/17(3)                                                 347,714
     3,000,000  Gulf Gate Apartments, Series 2003, VRN, 1.07%,
                12/4/08(3)                                               3,000,000
       260,000  John Deere Capital Corp., 4.50%, 4/3/13(3)                 243,447
       634,000  John Deere Capital Corp., 5.50%, 4/13/17(3)                571,262
       530,000  Pricoa Global Funding I, 5.40%, 10/18/12(3)(6)             483,627
                                                                    --------------
                                                                         7,151,260
                                                                    --------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.6%
       430,000  AT&T, Inc., 6.80%, 5/15/36(3)                              369,683
       120,000  AT&T, Inc., 6.40%, 5/15/38(3)                               98,628
        77,000  BellSouth Corp., 6.875%, 10/15/31(3)                        64,275
       400,000  British Telecommunications plc, 5.95%, 1/15/18(3)          342,058
       260,000  Embarq Corp., 7.08%, 6/1/16(3)                             184,843
       130,000  Qwest Corp., 7.875%, 9/1/11(3)                             107,900
       130,000  Qwest Corp., 7.50%, 10/1/14(3)                             100,750
       655,000  Telecom Italia Capital SA, 4.00%, 1/15/10(3)               592,930
       340,000  Telefonica Emisiones SAU, 7.05%, 6/20/36(3)                282,160
       362,000  Verizon Communications, Inc., 5.55%, 2/15/16(3)            313,417
       270,000  Verizon Communications, Inc., 5.50%, 2/15/18(3)            225,212
       257,000  Verizon Communications, Inc., 6.25%, 4/1/37(3)             202,631
       410,000  Verizon Communications, Inc., 6.40%, 2/15/38(3)            333,204
                                                                    --------------
                                                                         3,217,691
                                                                    --------------
ELECTRIC UTILITIES -- 0.4%
       591,000  Carolina Power & Light Co., 5.15%, 4/1/15(3)               569,663
       287,000  Carolina Power & Light Co., 5.25%, 12/15/15(3)             278,965
       477,000  Cleveland Electric Illuminating Co. (The),
                5.70%, 4/1/17(3)                                           369,856
       317,000  Florida Power Corp., 4.50%, 6/1/10(3)                      312,119
       270,000  Florida Power Corp., 6.35%, 9/15/37(3)                     258,706
       410,000  Southern California Edison Co., 5.625%, 2/1/36(3)          372,799

Shares/Principal Amount                                                      Value

     $ 220,000  Toledo Edison Co., 6.15%, 5/15/37(3)                     $ 162,516
                                                                    --------------
                                                                         2,324,624
                                                                    --------------
ELECTRICAL EQUIPMENT -- 0.1%
       400,000  Rockwell Automation, Inc., 6.25%, 12/1/37(3)               380,778
                                                                    --------------
FOOD & STAPLES RETAILING -- 0.3%
       540,000  SYSCO Corp., 4.20%, 2/12/13(3)                             524,308
       260,000  Wal-Mart Stores, Inc., 4.25%, 4/15/13(3)                   261,191
       382,000  Wal-Mart Stores, Inc., 5.875%, 4/5/27(3)                   358,207
       420,000  Wal-Mart Stores, Inc., 6.50%, 8/15/37(3)                   410,608
       260,000  Wal-Mart Stores, Inc., 6.20%, 4/15/38(3)                   249,644
                                                                    --------------
                                                                         1,803,958
                                                                    --------------
FOOD PRODUCTS -- 0.4%
       410,000  Cargill, Inc., 5.20%, 1/22/13(3)(6)                        371,874
       515,000  General Mills, Inc., 5.65%, 9/10/12(3)                     509,341
       400,000  Kellogg Co., 5.125%, 12/3/12(3)                            393,766
       270,000  Kellogg Co., Series B, 6.60%, 4/1/11(3)                    274,560
       430,000  Kraft Foods, Inc., 6.00%, 2/11/13(3)                       421,024
                                                                    --------------
                                                                         1,970,565
                                                                    --------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 0.4%
       780,000  Baxter Finco BV, 4.75%, 10/15/10(3)                        774,769
       595,000  Baxter International, Inc., 5.90%, 9/1/16(3)               603,467
       260,000  Baxter International, Inc., 5.375%, 6/1/18(3)              251,374
       270,000  Baxter International, Inc., 6.25%, 12/1/37(3)              253,730
                                                                    --------------
                                                                         1,883,340
                                                                    --------------
HEALTH CARE PROVIDERS & SERVICES -- 0.1%
       680,000  Laboratory Corp. of America Holdings, 5.625%,
                12/15/15(3)                                                573,782
                                                                    --------------
HOTELS, RESTAURANTS & LEISURE -- 0.2%
       670,000  McDonald's Corp., 5.35%, 3/1/18(3)                         656,324
       270,000  McDonald's Corp., 6.30%, 10/15/37(3)                       255,438
       275,000  Yum! Brands, Inc., 6.875%, 11/15/37(3)                     192,709
                                                                    --------------
                                                                         1,104,471
                                                                    --------------
HOUSEHOLD PRODUCTS -- 0.1%
       290,000  Kimberly-Clark Corp., 6.125%, 8/1/17(3)                    292,295
                                                                    --------------

------

Strategic Allocation: Conservative

Shares/Principal Amount                                                      Value

INDUSTRIAL CONGLOMERATES -- 0.2%
     $ 270,000  General Electric Co., 5.25%, 12/6/11(3)                  $ 247,846
       963,000  General Electric Co., 5.00%, 2/1/13(3)                     944,617
                                                                    --------------
                                                                         1,192,463
                                                                    --------------
INSURANCE -- 0.5%
       503,000  Hartford Financial Services Group, Inc. (The),
                5.375%, 3/15/17(3)                                         344,187
       270,000  Hartford Financial Services Group, Inc. (The),
                6.30%, 3/15/18(3)                                          190,950
       390,000  Lincoln National Corp., 6.30%, 10/9/37(3)                  249,889
       870,000  MetLife Global Funding I, 5.125%, 4/10/13(3)(6)            781,417
       640,000  New York Life Global Funding, 4.65%, 5/9/13(3)(6)          610,004
       320,000  Prudential Financial, Inc., 5.40%, 6/13/35(3)              195,206
       290,000  Travelers Cos., Inc. (The), 6.25%, 6/15/37(3)              230,760
                                                                    --------------
                                                                         2,602,413
                                                                    --------------
MACHINERY(2)
       270,000  Caterpillar Financial Services Corp., 4.85%,
                12/7/12(3)                                                 256,995
                                                                    --------------
MEDIA -- 0.7%
       582,000  Comcast Corp., 5.90%, 3/15/16(3)                           508,458
       260,000  Comcast Corp., 5.70%, 5/15/18(3)                           218,734
       260,000  Comcast Corp., 6.40%, 5/15/38(3)                           205,237
       350,000  Pearson Dollar Finance Two plc, 6.25%,
                5/6/18(3)(6)                                               305,994
       840,000  Rogers Cable, Inc., 6.25%, 6/15/13(3)                      800,950
       560,000  Time Warner Cable, Inc., 5.40%, 7/2/12(3)                  513,328
       640,000  Time Warner Cable, Inc., 6.75%, 7/1/18(3)                  562,249
       245,000  Time Warner, Inc., 5.50%, 11/15/11(3)                      220,991
        77,000  Time Warner, Inc., 7.625%, 4/15/31(3)                       66,355
                                                                    --------------
                                                                         3,402,296
                                                                    --------------
METALS & MINING -- 0.1%
       770,000  Rio Tinto Finance USA Ltd., 5.875%, 7/15/13(3)             599,085
       235,000  Xstrata Finance Canada Ltd., 5.80%,
                11/15/16(3)(6)                                             181,194
                                                                    --------------
                                                                           780,279
                                                                    --------------

Shares/Principal Amount                                                      Value

MULTI-UTILITIES -- 0.5%
     $ 270,000  CenterPoint Energy Resources Corp., 6.125%,
                11/1/17(3)                                               $ 216,849
       380,000  CenterPoint Energy Resources Corp., 6.25%,
                2/1/37(3)                                                  247,109
       307,000  Dominion Resources, Inc., 4.75%, 12/15/10(3)               295,854
       260,000  Dominion Resources, Inc., 6.40%, 6/15/18(3)                231,986
       550,000  NSTAR Electric Co., 5.625%, 11/15/17(3)                    504,104
       510,000  Pacific Gas & Electric Co., 4.20%, 3/1/11(3)               493,257
       194,000  Pacific Gas & Electric Co., 5.80%, 3/1/37(3)               162,831
       260,000  Pacific Gas & Electric Co., 6.35%, 2/15/38(3)              230,923
                                                                    --------------
                                                                         2,382,913
                                                                    --------------
MULTILINE RETAIL -- 0.1%
       209,000  Federated Retail Holdings, Inc., 5.35%,
                3/15/12(3)                                                 146,486
       280,000  Kohl's Corp., 6.875%, 12/15/37(3)                          190,537
       500,000  Macy's Retail Holdings, Inc., 5.875%, 1/15/13(3)           330,109
                                                                    --------------
                                                                           667,132
                                                                    --------------
OIL, GAS & CONSUMABLE FUELS -- 0.7%
       290,000  Canadian Natural Resources Ltd., 5.70%,
                5/15/17(3)                                                 247,052
       270,000  Canadian Natural Resources Ltd., 6.75%, 2/1/39(3)          214,598
       530,000  Enbridge Energy Partners LP, Series B, 6.50%,
                4/15/18(3)                                                 435,031
       635,000  Enterprise Products Operating LP, 4.95%,
                6/1/10(3)                                                  608,400
       310,000  Enterprise Products Operating LP, 6.30%,
                9/15/17(3)                                                 255,192
       280,000  Nexen, Inc., 6.40%, 5/15/37(3)                             202,905
       729,000  Premcor Refining Group, Inc. (The), 6.125%,
                5/1/11(3)                                                  736,615
       140,000  TransCanada PipeLines Ltd., 6.20%, 10/15/37(3)             107,481
       407,000  XTO Energy, Inc., 5.30%, 6/30/15(3)                        360,346
       324,000  XTO Energy, Inc., 6.10%, 4/1/36(3)                         245,293
       130,000  XTO Energy, Inc., 6.375%, 6/15/38(3)                       101,702
                                                                    --------------
                                                                         3,514,615
                                                                    --------------
PHARMACEUTICALS -- 0.6%
       580,000  Abbott Laboratories, 5.875%, 5/15/16(3)                    595,986

------

Strategic Allocation: Conservative

Shares/Principal Amount                                                      Value

     $ 250,000  Abbott Laboratories, 5.60%, 11/29/17(3)                  $ 250,261
       825,000  AstraZeneca plc, 5.40%, 9/15/12(3)                         854,367
       420,000  AstraZeneca plc, 5.90%, 9/15/17(3)                         417,430
       640,000  GlaxoSmithKline Capital, Inc., 4.85%, 5/15/13(3)           631,809
       380,000  GlaxoSmithKline Capital, Inc., 6.375%, 5/15/38(3)          360,700
       314,000  Wyeth, 5.95%, 4/1/37(3)                                    287,022
                                                                    --------------
                                                                         3,397,575
                                                                    --------------
REAL ESTATE INVESTMENT TRUSTS (REITS)(2)
       580,000  ProLogis, 5.625%, 11/15/16(3)                              215,761
                                                                    --------------
ROAD & RAIL -- 0.1%
       400,000  Union Pacific Corp., 5.75%, 11/15/17(3)                    361,462
                                                                    --------------
SOFTWARE -- 0.4%
       302,000  Intuit, Inc., 5.75%, 3/15/17(3)                            217,372
       649,000  Oracle Corp., 5.00%, 1/15/11(3)                            647,959
     1,120,000  Oracle Corp., 5.75%, 4/15/18(3)                          1,051,566
                                                                    --------------
                                                                         1,916,897
                                                                    --------------
SPECIALTY RETAIL -- 0.1%
       280,000  Lowe's Cos., Inc., 5.60%, 9/15/12(3)                       281,565
                                                                    --------------
WIRELESS TELECOMMUNICATION SERVICES -- 0.2%
       500,000  Rogers Communications, Inc., 6.80%, 8/15/18(3)             448,803
       260,000  Verizon Wireless, 8.50%, 11/15/18(3)(6)                    262,773
       373,000  Vodafone Group plc, 5.625%, 2/27/17(3)                     317,471
                                                                    --------------
                                                                         1,029,047
                                                                    --------------
TOTAL CORPORATE BONDS
(Cost $59,999,682)                                                      54,342,991
                                                                    --------------

U.S. Treasury Securities -- 7.2%

     8,000,000  U.S. Treasury Bonds, 7.125%, 2/15/23(3)                 10,913,752
       778,000  U.S. Treasury Bonds, 6.25%, 5/15/30(3)                   1,063,551
     2,530,000  U.S. Treasury Inflation Indexed Notes, 3.00%,
                7/15/12(3)                                               2,943,847
     2,550,000  U.S. Treasury Inflation Indexed Notes, 2.00%,
                1/15/14(3)                                               2,719,543
     9,445,000  U.S. Treasury Notes, 1.75%, 11/15/11(3)                  9,566,755
    10,000,000  U.S. Treasury Notes, 2.75%, 10/31/13(3)                 10,399,220
                                                                    --------------
TOTAL U.S. TREASURY SECURITIES
(Cost $37,484,649)                                                      37,606,668
                                                                    --------------

Shares/Principal Amount                                                      Value

Commercial Paper(8) -- 6.8%

   $ 2,500,000  Allied Irish Banks N.A., 2.71%, 5/18/09(3)(6)          $ 2,469,175
     2,000,000  American Honda Finance Corp., 1.80%, 12/5/08(3)          1,999,520
     2,500,000  BASF SE, 1.75%, 1/27/09(3)(6)                            2,490,800
     2,500,000  BMW US Capital LLC, 1.91%, 1/15/09(3)(6)                 2,493,125
     2,500,000  Chariot Funding LLC, 1.40%, 1/13/09(3)(6)                2,493,050
     2,500,000  Chevron Funding Corp., 0.65%, 12/12/08(3)                2,499,300
     2,500,000  Crown Point Capital LLC, 2.41%, 1/23/09(3)(6)            2,491,250
     2,000,000  Enterprise Funding Co., 1.55%, 1/7/09(3)(6)              1,995,320
     2,500,000  Jupiter Securitization Co. LLC, 1.00%,
                12/22/08(3)(6)                                           2,496,575
     2,500,000  Legacy Capital LLC, 2.41%, 1/2/09(3)(6)                  2,494,900
     2,500,000  Lexington Parker Capital, 1.55%, 12/18/08(3)(6)          2,497,175
     1,400,000  Microsoft Corp., 0.25%, 12/29/08(3)(6)                   1,399,090
     2,500,000  Salvation Army, 3.75%, 12/19/08(3)                       2,499,925
     2,500,000  Toyota de Puerto Rico Corp., 2.11%, 1/20/09(3)           2,492,675
     2,500,000  Tulip Funding Corp., 1.20%, 12/9/08(3)(6)                2,498,575
                                                                    --------------
TOTAL COMMERCIAL PAPER
(Cost $35,322,076)                                                      35,310,455
                                                                    --------------

Commercial Mortgage-Backed Securities(4) -- 3.9%

     2,000,000  Banc of America Commercial Mortgage, Inc.,
                Series 2004-2, Class A3 SEQ, 4.05%, 11/10/38             1,818,118
     1,100,000  Banc of America Commercial Mortgage, Inc.,
                Series 2006-6, Class A3 SEQ, 5.37%, 10/10/45               792,872
     9,798,886  Banc of America Commercial Mortgage, Inc. STRIPS
                - COUPON, Series 2004-1, Class XP, VRN, 0.64%,
                12/1/08                                                    125,362
     1,897,929  Bear Stearns Commercial Mortgage Securities
                Trust, Series 2006 BBA7, Class A1, VRN, 1.53%,
                12/15/08, resets monthly off the 1-month LIBOR
                plus 0.11% with no caps(6)                               1,426,800

------

Strategic Allocation: Conservative

Shares/Principal Amount                                                      Value

   $15,179,050  Bear Stearns Commercial Mortgage Securities
                Trust STRIPS - COUPON, Series 2004 T16, Class
                X2, VRN, 0.89%, 12/1/08                                  $ 288,596
     1,437,852  Commercial Mortgage Acceptance Corp. STRIPS -
                COUPON, Series 1998 C2, Class X, VRN, 1.69%,
                12/1/08                                                     53,561
        80,308  Commercial Mortgage Pass-Through Certificates,
                Series 2005 F10A, Class A1, VRN, 1.52%,
                12/15/08, resets monthly off the 1-month LIBOR
                plus 0.10% with no caps(6)                                  65,977
     1,000,000  Credit Suisse First Boston Mortgage Securities
                Corp., Series 2001 CK3, Class A4 SEQ, 6.53%,
                6/15/34                                                    935,073
     1,300,000  Credit Suisse First Boston Mortgage Securities
                Corp., Series 2002 CKN2, Class A3 SEQ, 6.13%,
                4/15/37                                                  1,164,861
     1,200,000  Credit Suisse Mortgage Capital Certificates,
                Series 2007 TF2A, Class A1, VRN, 1.60%,
                12/15/08, resets monthly off the 1-month LIBOR
                plus 0.18% with no caps(6)                                 855,654
     1,890,000  Greenwich Capital Commercial Funding Corp.,
                Series 2005 GG3, Class A2 SEQ, 4.31%, 8/10/42            1,773,867
       528,341  Greenwich Capital Commercial Funding Corp.,
                Series 2006 FL4A, Class A1, VRN, 2.45%, 12/5/08,
                resets monthly off the 1-month LIBOR plus 0.09%
                with no caps(6)                                            322,523
       291,861  GS Mortgage Securities Corp. II, Series 2007
                EOP, Class A1, VRN, 2.27%, 12/8/08, resets
                monthly off the 1-month LIBOR plus 0.09% with no
                caps(6)                                                    215,166
     3,750,000  LB-UBS Commercial Mortgage Trust, Series 2003
                C3, Class A3 SEQ, 3.85%, 5/15/27                         3,280,350
       924,127  LB-UBS Commercial Mortgage Trust, Series 2004
                C1, Class A2 SEQ, 3.62%, 1/15/29                           894,195
     1,570,528  LB-UBS Commercial Mortgage Trust, Series 2004
                C4, Class A2, VRN, 4.57%, 12/11/08                       1,544,328
     1,554,771  LB-UBS Commercial Mortgage Trust, Series 2005
                C2, Class A2 SEQ, 4.82%, 4/15/30                         1,431,325

Shares/Principal Amount                                                      Value

   $ 3,100,000  LB-UBS Commercial Mortgage Trust, Series 2005
                C3, Class A3 SEQ, 4.65%, 7/15/30                       $ 2,596,526
       235,788  Lehman Brothers Floating Rate Commercial
                Mortgage Trust, Series 2006 LLFA, Class A1, VRN,
                1.50%, 12/15/08, resets monthly off the 1-month
                LIBOR plus 0.08% with no caps(6)                           145,967
     1,101,969  Merrill Lynch Floating Trust, Series 2006-1,
                Class A1, VRN, 1.49%, 12/15/08, resets monthly
                off the 1-month LIBOR plus 0.07% with no caps(6)           813,017
                                                                    --------------
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(Cost $23,969,663)                                                      20,544,138
                                                                    --------------

Collateralized Mortgage Obligations(4) -- 3.3%

PRIVATE SPONSOR COLLATERALIZED MORTGAGE OBLIGATIONS -- 1.3%
     1,774,172  Banc of America Alternative Loan Trust, Series
                2007-2, Class 2A4, 5.75%, 6/25/37                        1,444,736
     5,182,108  Countrywide Home Loan Mortgage Pass-Through
                Trust, Series 2007-16, Class A1, 6.50%, 10/25/37         3,264,504
        32,418  MASTR Alternative Loans Trust, Series 2003-8,
                Class 4A1, 7.00%, 12/25/33                                  27,231
     1,016,170  Thornburg Mortgage Securities Trust, Series
                2006-5, Class A1, VRN, 1.52%, 12/26/08, resets
                monthly off the 1-month LIBOR plus 0.12% with no
                caps                                                       841,653
     1,125,000  Washington Mutual Mortgage Pass-Through
                Certificates, Series 2005 AR4, Class A3, VRN,
                4.59%, 12/1/08                                           1,046,552
                                                                    --------------
                                                                         6,624,676
                                                                    --------------
U.S. GOVERNMENT AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 2.0%
     1,496,861  FHLMC, Series 2567, Class OD, 5.00%, 8/15/15             1,510,252
       615,652  FHLMC, Series 2900, Class PA, 4.50%, 3/15/14               617,505
     1,400,000  FHLMC, Series 2926, Class EW SEQ, 5.00%, 1/15/25         1,345,340
       454,491  FHLMC, Series 2937, Class KA, 4.50%, 12/15/14              456,095
       965,621  FNMA, Series 2002-86, Class KB SEQ, 5.00%,
                5/25/16                                                    973,398

------

Strategic Allocation: Conservative

Shares/Principal Amount                                                      Value

     $ 620,798  FNMA, Series 2003-52, Class KF SEQ, VRN, 1.80%,
                12/25/08, resets monthly off the 1-month LIBOR
                plus 0.40% with a cap of 7.50%                           $ 609,933
     1,940,000  FNMA, Series 2003-92, Class PD, 4.50%, 3/25/17           1,948,599
     2,894,483  FNMA, Series 2005-63, Class HA SEQ, 5.00%,
                4/25/23                                                  2,912,440
                                                                    --------------
                                                                        10,373,562
                                                                    --------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $19,339,771)                                                      16,998,238
                                                                    --------------

Municipal Securities -- 3.0%

     2,500,000  California Educational Facilities Auth. Rev.,
                Series 2007 T1, (Stanford University), 5.00%,
                3/15/39                                                  2,386,575
     4,300,000  Clark County School District GO, Series 2004 D,
                (Building Bonds), 5.00%, 12/15/14, Prerefunded
                at 100% of Par (MBIA)(3)(7)                              4,791,705
     4,300,000  Clark County School District GO, Series 2005 C,
                (Building Bonds), 5.00%, 12/15/15, Prerefunded
                at 100% of Par (FSA)(3)(7)                               4,812,990
     1,830,000  Georgia GO, Series 2008 B, 5.00%, 7/1/18(3)              1,979,072
       800,000  Illinois GO, (Taxable Pension), 5.10%, 6/1/33(3)           682,352
     1,030,000  Orange County Housing Finance Auth. Rev., Series
                2002 B, (Millenia), VRDN, 3.49%, 12/18/08 (LOC:
                Keybank N.A.)(3)                                         1,030,000
                                                                    --------------
TOTAL MUNICIPAL SECURITIES
(Cost $15,476,128)                                                      15,682,694
                                                                    --------------

Shares/Principal Amount                                                      Value

U.S. Government Agency Securities -- 2.3%

ADJUSTABLE-RATE U.S. GOVERNMENT AGENCY SECURITIES -- 0.5%
   $ 2,500,000  FHLB, VRN, 1.57%, 12/1/08(3)                           $ 2,498,055
                                                                    --------------
FIXED-RATE U.S. GOVERNMENT AGENCY SECURITIES -- 1.8%
     1,000,000  FNMA, 3.00%, 7/12/10(3)                                  1,014,868
     2,500,000  FNMA, 4.625%, 10/15/13(3)                                2,679,900
     5,500,000  FNMA, 5.375%, 6/12/17(3)                                 5,992,019
                                                                    --------------
                                                                         9,686,787
                                                                    --------------
TOTAL U.S. GOVERNMENT AGENCY SECURITIES
(Cost $12,142,766)                                                      12,184,842
                                                                    --------------

Asset-Backed Securities(4) -- 0.4%

       180,338  Accredited Mortgage Loan Trust, Series 2006-2,
                Class A1, VRN, 1.44%, 12/26/08, resets monthly
                off the 1-month LIBOR plus 0.04% with no caps              175,412
     1,100,000  CNH Equipment Trust, Series 2007 C, Class A3A
                SEQ, 5.21%, 12/15/11                                     1,077,379
       132,094  Long Beach Mortgage Loan Trust, Series 2006-6,
                Class 2A1, VRN, 1.44%, 12/26/08, resets monthly
                off the 1-month LIBOR plus 0.04% with no caps              130,035
       361,876  SLM Student Loan Trust, Series 2006-5, Class A2,
                VRN, 3.53%, 1/26/09, resets quarterly off the
                3-month LIBOR minus 0.01% with no caps                     358,389
       511,177  SLM Student Loan Trust, Series 2006-10, Class
                A2, VRN, 3.55%, 1/26/09, resets quarterly off
                the 3-month LIBOR plus 0.01% with no caps                  510,682
                                                                    --------------
TOTAL ASSET-BACKED SECURITIES
(Cost $2,285,424)                                                        2,251,897
                                                                    --------------

------

Strategic Allocation: Conservative

Shares/Principal Amount                                                      Value

Sovereign Governments & Agencies(2)

      $ 77,000  Hydro Quebec, 8.40%, 1/15/22(3)
(Cost $91,673)                                                            $ 96,358
                                                                    --------------

Temporary Cash Investments - Segregated for Futures Contracts -- 0.6%

     3,000,000  FHLB Discount Notes, 1.15%, 4/16/09(3)(8)
(Cost $2,986,966)                                                        2,988,951
                                                                    --------------

Shares/Principal Amount                                                      Value

Temporary Cash Investments -- 3.7%

   $ 3,400,000  FHLB Discount Notes, 0.75%, 2/20/09(3)(8)              $ 3,396,750
     2,500,000  FHLB Discount Notes, 1.82%, 5/15/09(3)(8)                2,487,682
    13,444,042  JPMorgan U.S. Treasury Plus Money Market Fund
                Agency Shares(3)                                        13,444,042
                                                                    --------------
TOTAL TEMPORARY CASH INVESTMENTS
(Cost $19,317,680)                                                      19,328,474
                                                                    --------------
TOTAL INVESTMENT SECURITIES -- 101.8%
(Cost $582,464,246)                                                    531,576,651
                                                                    --------------
OTHER ASSETS AND LIABILITIES -- (1.8)%                                 (9,491,315)
                                                                    --------------
TOTAL NET ASSETS -- 100.0%                                            $522,085,336
                                                                    ==============

Futures Contracts
                               Expiration      Underlying Face       Unrealized
    Contracts Purchased           Date         Amount at Value       Gain (Loss)

       28  S&P 500
           E-Mini Futures    December 2008        $1,253,420         $(234,314)
                                                ==============     ==============

Swap Agreements
                                                     Expiration      Unrealized
Notional Amount  Description of Agreement               Date         Gain (Loss)

CREDIT DEFAULT
      $ 280,000  Pay quarterly a fixed rate          March 2013        $ 3,456
                 equal to 0.70% multiplied by
                 the notional amount and receive
                 from Barclays Bank plc upon
                 each default event of Rohm &
                 Haas Co., par value of the
                 proportional notional amount of
                 Rohm & Haas Co., 7.85%, 7/15/29.
      1,120,000  Pay quarterly a fixed rate          June 2013          9,423
                 equal to 0.60% multiplied by
                 the notional amount and receive
                 from Deutsche Bank AG upon each
                 default event of Marsh &
                 McLennan Cos., Inc., par value
                 of the proportional notional
                 amount of Marsh & McLennan
                 Cos., Inc., 5.375%, 7/15/14.
        773,000  Pay quarterly a fixed rate        December 2013       41,111
                 equal to 0.59% multiplied by
                 the notional amount and receive
                 from Deutsche Bank AG upon each
                 default event of Hartford
                 Financial Services Group, Inc.,
                 par value of the proportional
                 notional amount of Hartford
                 Financial Services Group, Inc.,
                 4.75%, 3/1/14.
      3,200,000  Pay quarterly a fixed rate          March 2017        130,494
                 equal to 0.12% multiplied by
                 the notional amount and receive
                 from Barclays Bank plc upon
                 each default event of Pfizer,
                 Inc., par value of the
                 proportional notional amount of
                 Pfizer, Inc., 4.65%, 3/1/18.
                                                                   --------------
                                                                      $184,484
                                                                   ==============

------

Strategic Allocation: Conservative

Notes to Schedule of Investments

ADR = American Depositary Receipt

CVA = Certificaten Van Aandelen

ETF = Exchange Traded Fund

FHLB = Federal Home Loan Bank

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

FSA = Financial Security Assurance, Inc.

GNMA = Government National Mortgage Association

GO = General Obligation

LB-UBS = Lehman Brothers, Inc. -- UBS AG

LIBOR = London Interbank Offered Rate

LOC = Letter of Credit

MASTR = Mortgage Asset Securitization Transactions, Inc.

MBIA = MBIA Insurance Corporation

resets = The frequency with which a security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

SEQ = Sequential Payer

SPDR = Standard & Poor's Depositary Receipts

STRIPS = Separate Trading of Registered Interest and Principal of Securities

VRDN = Variable Rate Demand Note. Interest reset date is indicated. Rate shown is effective November 30, 2008.

VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective November 30, 2008.

(1) Non-income producing.

(2) Category is less than 0.05% of total net assets.

(3) Security, or portion thereof, has been segregated for forward commitments, futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $19,922,000.

(4) Final maturity indicated, unless otherwise noted.

(5) Forward commitment.

(6) Security was purchased under Rule 144A or Section 4(2) of the Securities
Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of these securities at November 30, 2008 was
$33,427,579, which represented 6.4% of total net assets.

(7) Escrowed to maturity in U.S. government securities or state and local government securities.

(8) The rate indicated is the yield to maturity at purchase.

Industry classifications are unaudited.

See Notes to Financial Statements.

------

SCHEDULE OF INVESTMENTS
Strategic Allocation: Moderate

NOVEMBER 30, 2008

Shares/Principal Amount                                                      Value

Common Stocks & Rights -- 60.2%

AEROSPACE & DEFENSE -- 0.9%
        90,580  BAE Systems plc                                           $497,900
       295,614  Cobham plc                                                 811,479
        28,648  Finmeccanica SpA                                           358,885
        38,013  General Dynamics Corp.                                   1,964,132
        37,258  Goodrich Corp.                                           1,253,732
        51,305  Honeywell International, Inc.                            1,429,357
         3,368  L-3 Communications Holdings, Inc.                          226,229
        64,000  Northrop Grumman Corp.                                   2,620,800
        62,198  Raytheon Co.                                             3,035,262
                                                                    --------------
                                                                        12,197,776
                                                                    --------------
AIR FREIGHT & LOGISTICS -- 0.5%
         4,047  C.H. Robinson Worldwide, Inc.                              206,721
        25,510  FedEx Corp.                                              1,802,281
        68,563  United Parcel Service, Inc., Class B                     3,949,229
                                                                    --------------
                                                                         5,958,231
                                                                    --------------
AIRLINES -- 0.4%
        11,400  Alaska Air Group, Inc.(1)                                  261,630
        76,900  AMR Corp.(1)                                               675,182
        41,800  Continental Airlines, Inc., Class B(1)                     613,624
       121,775  Delta Air Lines, Inc.(1)                                 1,072,838
        52,700  JetBlue Airways Corp.(1)                                   276,148
        47,794  Ryanair Holdings plc ADR(1)                              1,255,070
        53,186  Southwest Airlines Co.                                     460,059
                                                                    --------------
                                                                         4,614,551
                                                                    --------------
AUTO COMPONENTS -- 0.1%
        41,200  BorgWarner, Inc.                                           974,792
        11,520  Compagnie Generale des Etablissements Michelin,
                Class B                                                    552,957
         5,701  Magna International, Inc., Class A                         160,255
        44,966  TRW Automotive Holdings Corp.(1)                           160,079
                                                                    --------------
                                                                         1,848,083
                                                                    --------------
AUTOMOBILES -- 0.2%
        42,300  Honda Motor Co. Ltd.                                       929,765
        12,250  Hyundai Motor Co.                                          346,487
        23,900  Toyota Motor Corp.                                         752,157
                                                                    --------------
                                                                         2,028,409
                                                                    --------------
BEVERAGES -- 1.2%
       120,166  Anadolu Efes Biracilik Ve Malt Sanayii AS                  946,756
        33,195  Anheuser-Busch InBev NV                                    546,322

Shares/Principal Amount                                                      Value

        72,048  Cia Cervecerias Unidas SA                                 $403,070
       170,208  Coca-Cola Co. (The)                                      7,977,649
        14,090  Coca-Cola Hellenic Bottling Co. SA                         219,278
        59,681  Dr. Pepper Snapple Group, Inc.(1)                          963,251
       145,190  Grupo Modelo SAB de CV                                     368,695
         6,451  Hite Brewery Co. Ltd.(1)                                   794,748
        37,100  Pepsi Bottling Group, Inc.                                 671,139
        47,456  PepsiCo, Inc.                                            2,690,755
        34,326  United Spirits Ltd.(1)                                     587,543
                                                                    --------------
                                                                        16,169,206
                                                                    --------------
BIOTECHNOLOGY -- 1.2%
        44,200  Alexion Pharmaceuticals, Inc.(1)                         1,487,772
       101,311  Amgen, Inc.(1)                                           5,626,813
        22,600  Celgene Corp.(1)                                         1,177,460
        18,909  Cephalon, Inc.(1)                                        1,389,433
       115,417  CSL Ltd.                                                 2,657,310
        15,300  Genentech, Inc.(1)                                       1,171,980
        60,162  Gilead Sciences, Inc.(1)                                 2,694,656
                                                                    --------------
                                                                        16,205,424
                                                                    --------------
BUILDING PRODUCTS(2)
        22,168  Masco Corp.                                                212,369
                                                                    --------------
CAPITAL MARKETS -- 1.7%
        33,197  AllianceBernstein Holding LP                               584,599
        17,724  Ameriprise Financial, Inc.                                 327,185
        96,024  Bank of New York Mellon Corp. (The)                      2,900,885
         5,756  BlackRock, Inc.                                            723,587
        83,165  Charles Schwab Corp. (The)                               1,524,414
        11,690  Credit Suisse Group AG                                     343,134
        16,200  EFG International AG                                       258,794
        25,114  Goldman Sachs Group, Inc. (The)                          1,983,755
        18,765  Janus Capital Group, Inc.                                  152,935
        42,060  Julius Baer Holding AG                                   1,389,503
        41,691  Knight Capital Group, Inc., Class A(1)                     689,986
        55,631  Lazard Ltd., Class A                                     1,739,025
        35,757  Legg Mason, Inc.                                           644,341
       187,718  Man Group plc                                              731,055
       146,474  Merrill Lynch & Co., Inc.                                1,936,386
        74,883  Morgan Stanley                                           1,104,524
        46,256  Northern Trust Corp.                                     2,122,688
        48,258  Raymond James Financial, Inc.                            1,060,228
        27,407  State Street Corp.                                       1,154,109
        19,095  Stifel Financial Corp.(1)                                  821,276

------

Strategic Allocation: Moderate

Shares/Principal Amount                                                      Value

         5,543  T. Rowe Price Group, Inc.                                 $189,626
                                                                    --------------
                                                                        22,382,035
                                                                    --------------
CHEMICALS -- 1.1%
         3,808  Air Products & Chemicals, Inc.                             181,870
        27,382  Ashland, Inc.                                              261,498
         3,780  DC Chemical Co. Ltd.                                       519,042
        60,511  du Pont (E.I.) de Nemours & Co.                          1,516,406
         8,459  FMC Corp.                                                  369,658
        26,677  International Flavors & Fragrances, Inc.                   814,716
        12,867  K+S AG                                                     583,490
        10,690  Linde AG                                                   784,731
         3,358  Minerals Technologies, Inc.                                157,658
        59,905  Monsanto Co.                                             4,744,476
        22,400  PPG Industries, Inc.                                       983,808
         8,300  Scotts Miracle-Gro Co. (The), Class A                      268,588
        16,522  Syngenta AG                                              2,938,804
        10,848  Terra Industries, Inc.                                     159,574
                                                                    --------------
                                                                        14,284,319
                                                                    --------------
COMMERCIAL BANKS -- 2.5%
        43,401  Associated Banc-Corp.                                      943,104
        78,100  Banco Bradesco SA                                          829,578
       161,625  Banco Santander SA                                       1,329,329
        13,395  BB&T Corp.                                                 401,448
        23,800  BNP Paribas                                              1,319,479
     1,030,000  China Construction Bank Corp. H Shares                     538,248
     1,023,000  China Merchants Bank Co. Ltd. H Shares                   1,642,849
        27,886  Credicorp Ltd.                                           1,218,618
       516,458  Grupo Financiero Banorte, SAB de CV                        803,868
        12,200  Hancock Holding Co.                                        525,942
        49,400  Hang Seng Bank Ltd.                                        632,189
       100,760  HSBC Holdings plc                                        1,082,923
     3,529,000  Industrial & Commercial Bank of China Ltd.
                H Shares                                                 1,735,713
       197,660  Intesa Sanpaolo SpA                                        597,694
       297,600  Kasikornbank PCL NVDR                                      360,251
        15,840  KBC Groep NV                                               480,592
         7,061  Komercni Banka AS                                        1,061,060
         5,845  Marshall & Ilsley Corp.                                     90,305
        69,580  National Bank of Greece SA                               1,329,341
       101,600  National City Corp.                                        204,216
         4,430  PNC Financial Services Group, Inc.                         233,771
        91,116  Powszechna Kasa Oszczednosci Bank Polski SA                990,083

Shares/Principal Amount                                                      Value

     3,797,500  PT Bank Central Asia Tbk                                  $855,206
        11,570  Royal Bank of Canada                                       376,488
        47,820  Standard Chartered plc                                     625,150
        15,765  Standard Chartered plc Rights(1)                            99,407
           100  Sumitomo Mitsui Financial Group, Inc.                      366,845
         5,696  SunTrust Banks, Inc.                                       180,734
        53,626  TCF Financial Corp.                                        895,554
       386,514  Turkiye Garanti Bankasi AS(1)                              568,816
        52,002  U.S. Bancorp.                                            1,403,014
        12,200  UMB Financial Corp.                                        583,282
       111,600  Unibanco-Uniao de Bancos Brasileiros SA                    711,730
        75,000  United Overseas Bank Ltd.                                  651,364
        23,947  Valley National Bancorp.                                   462,895
       226,834  Wells Fargo & Co.                                        6,553,234
        19,770  Westpac Banking Corp.                                      234,620
                                                                    --------------
                                                                        32,918,940
                                                                    --------------
COMMERCIAL SERVICES & SUPPLIES -- 0.7%
        38,060  Aggreko plc                                                263,580
        10,838  Allied Waste Industries, Inc.(1)                           116,400
        48,737  Avery Dennison Corp.                                     1,515,721
        17,700  Copart, Inc.(1)                                            472,059
       104,817  Pitney Bowes, Inc.                                       2,590,028
        40,400  R.R. Donnelley & Sons Co.                                  515,504
        18,347  Republic Services, Inc.                                    440,328
        64,658  Waste Connections, Inc.(1)                               1,825,295
        56,484  Waste Management, Inc.                                   1,649,333
                                                                    --------------
                                                                         9,388,248
                                                                    --------------
COMMUNICATIONS EQUIPMENT -- 0.9%
       370,451  Cisco Systems, Inc.(1)                                   6,127,259
         7,462  F5 Networks, Inc.(1)                                       185,804
       170,129  Motorola, Inc.                                             733,256
        23,370  Nokia Oyj                                                  330,661
         8,877  Nokia Oyj ADR                                              125,787
        91,673  QUALCOMM, Inc.                                           3,077,463
        41,190  Research In Motion Ltd.(1)                               1,749,339
                                                                    --------------
                                                                        12,329,569
                                                                    --------------
COMPUTERS & PERIPHERALS -- 1.5%
       325,000  Acer, Inc.                                                 414,802
        62,170  Apple, Inc.(1)                                           5,761,294
        44,472  Diebold, Inc.                                            1,245,216
       210,169  EMC Corp.(1)                                             2,221,486
       216,732  Hewlett-Packard Co.                                      7,646,305
        61,570  Lexmark International, Inc., Class A(1)                  1,611,903
         6,552  NCR Corp.(1)                                                99,459
        46,893  QLogic Corp.(1)                                            498,004

------

Strategic Allocation: Moderate

Shares/Principal Amount                                                      Value

       401,000  Wistron Corp.                                             $267,013
                                                                    --------------
                                                                        19,765,482
                                                                    --------------
CONSTRUCTION & ENGINEERING -- 0.4%
        35,300  Aecom Technology Corp.(1)                                  935,097
       352,000  China Communications Construction Co. Ltd.
                H Shares                                                   377,112
       353,000  China Railway Construction Corp. H shares(1)               479,027
        34,147  EMCOR Group, Inc.(1)                                       538,498
        29,554  Fluor Corp.                                              1,345,889
        98,421  Quanta Services, Inc.(1)                                 1,600,326
         7,100  URS Corp.(1)                                               269,516
                                                                    --------------
                                                                         5,545,465
                                                                    --------------
CONSTRUCTION MATERIALS -- 0.1%
     2,388,000  Asia Cement China Holdings Corp.(1)                      1,050,585
       534,554  Asia Cement Corp.                                          433,524
                                                                    --------------
                                                                         1,484,109
                                                                    --------------
CONSUMER FINANCE -- 0.3%
        19,021  Capital One Financial Corp.                                654,513
        92,427  Discover Financial Services                                945,528
       241,750  Redecard SA                                              2,807,951
                                                                    --------------
                                                                         4,407,992
                                                                    --------------
CONTAINERS & PACKAGING -- 0.3%
        76,461  Bemis Co., Inc.                                          2,065,976
        76,516  Crown Holdings, Inc.(1)                                  1,228,082
        21,300  Pactiv Corp.(1)                                            532,287
         9,533  Rock-Tenn Co., Class A                                     321,930
         3,532  Sonoco Products Co.                                         88,653
                                                                    --------------
                                                                         4,236,928
                                                                    --------------
DISTRIBUTORS -- 0.1%
        18,040  Genuine Parts Co.                                          706,266
       174,000  Li & Fung Ltd.                                             316,728
                                                                    --------------
                                                                         1,022,994
                                                                    --------------
DIVERSIFIED -- 0.6%
        12,190  iShares MSCI EAFE Index Fund                               507,957
        99,753  iShares MSCI Emerging Markets Index Fund(3)              2,290,329
       213,670  iShares MSCI Japan Index Fund                            1,850,382
           900  iShares Russell 1000 Growth Index Fund(3)                   32,922
        19,000  Midcap SPDR Trust Series 1(3)                            1,778,210
        65,669  PowerShares QQQ                                          1,912,938
                                                                    --------------
                                                                         8,372,738
                                                                    --------------
DIVERSIFIED CONSUMER SERVICES -- 0.8%
        17,726  Apollo Group, Inc., Class A(1)                           1,362,066
        20,000  Benesse Corp.                                              846,331
        70,000  Corinthian Colleges, Inc.(1)                             1,125,600

Shares/Principal Amount                                                      Value

        19,200  DeVry, Inc.                                            $ 1,103,616
       104,270  H&R Block, Inc.                                          1,994,685
        30,400  ITT Educational Services, Inc.(1)                        2,738,432
        20,462  New Oriental Education & Technology Group ADR(1)         1,056,044
         2,400  Strayer Education, Inc.                                    575,064
                                                                    --------------
                                                                        10,801,838
                                                                    --------------
DIVERSIFIED FINANCIAL SERVICES -- 1.6%
       360,909  Bank of America Corp.                                    5,864,771
       351,632  Citigroup, Inc.                                          2,915,029
        12,650  Deutsche Boerse AG                                         909,761
        15,400  IntercontinentalExchange, Inc.(1)                        1,133,440
       273,988  JPMorgan Chase & Co.                                     8,674,460
        20,621  McGraw-Hill Cos., Inc. (The)                               515,525
       603,278  Power Finance Corp. Ltd.                                 1,345,220
                                                                    --------------
                                                                        21,358,206
                                                                    --------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 2.1%
       441,946  AT&T, Inc.                                              12,621,978
         3,245  CenturyTel, Inc.                                            86,187
        77,769  Deutsche Telekom AG                                      1,082,610
        16,851  Embarq Corp.                                               550,017
        45,400  Global Village Telecom Holding SA(1)                       513,604
       136,790  Koninklijke KPN NV                                       1,891,833
       250,199  Magyar Telekom Telecommuncations plc                       740,515
        46,921  Telefonica O2 Czech Republic AS                          1,020,889
        72,600  Telefonica SA                                            1,474,379
       193,868  Telekomunikacja Polska SA                                1,271,783
       331,570  Telstra Corp. Ltd.                                         885,142
       178,435  Verizon Communications, Inc.                             5,825,903
        12,350  Windstream Corp.                                           109,421
                                                                    --------------
                                                                        28,074,261
                                                                    --------------
ELECTRIC UTILITIES -- 1.2%
        49,698  CEZ AS                                                   1,972,795
        26,028  Entergy Corp.                                            2,214,983
        32,500  Exelon Corp.                                             1,826,825
        47,450  Fortum Oyj                                                 953,330
        45,124  FPL Group, Inc.                                          2,200,246
        25,945  IDACORP, Inc.                                              788,728
        29,294  Pepco Holdings, Inc.                                       526,999
       722,195  Power Grid Corp. of India Ltd.                           1,068,908
        46,000  PPL Corp.                                                1,558,940
       105,710  Scottish and Southern Energy plc                         1,792,086
        62,295  Westar Energy, Inc.                                      1,260,228
                                                                    --------------
                                                                        16,164,068
                                                                    --------------

------

Strategic Allocation: Moderate

Shares/Principal Amount                                                      Value

ELECTRICAL EQUIPMENT -- 0.7%
        52,000  ABB Ltd.(1)                                               $671,906
        20,430  ALSTOM SA                                                1,089,898
       881,000  China High Speed Transmission Equipment Group
                Co. Ltd.                                                   696,271
        26,400  Cooper Industries Ltd., Class A                            637,296
        61,105  Emerson Electric Co.                                     2,193,059
        31,900  Energy Conversion Devices, Inc.(1)                         892,562
         9,000  First Solar, Inc.(1)                                     1,123,560
        30,006  Hubbell, Inc., Class B                                     897,179
        58,000  Mitsubishi Electric Corp.                                  312,817
         1,913  Q-Cells AG(1)                                               64,444
         7,770  Vestas Wind Systems AS(1)                                  353,309
                                                                    --------------
                                                                         8,932,301
                                                                    --------------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 0.3%
        11,289  Amphenol Corp., Class A                                    262,131
       282,449  AU Optronics Corp.                                         172,077
       224,954  Celestica, Inc.(1)                                       1,122,520
       433,224  Hon Hai Precision Industry Co. Ltd.                        841,491
        80,877  Molex, Inc.                                              1,099,927
        49,768  Tyco Electronics Ltd.                                      820,177
                                                                    --------------
                                                                         4,318,323
                                                                    --------------
ENERGY EQUIPMENT & SERVICES -- 0.9%
        41,460  AMEC plc                                                   336,888
        25,092  BJ Services Co.                                            300,853
        13,474  Cameron International Corp.(1)                             284,301
        17,300  CARBO Ceramics, Inc.                                       828,670
        28,223  ENSCO International, Inc.                                  914,707
        15,852  FMC Technologies, Inc.(1)                                  435,455
        52,559  National Oilwell Varco, Inc.(1)                          1,486,894
         8,942  Oil States International, Inc.(1)                          191,538
         9,682  Patterson-UTI Energy, Inc.                                 120,928
       101,854  Saipem SpA                                               1,587,831
        46,461  Schlumberger Ltd.                                        2,357,431
        16,340  Seadrill Ltd. ADR                                          133,963
        18,500  Smith International, Inc.                                  540,940
         6,268  Tenaris SA ADR                                             131,816
        22,200  Transocean, Inc.(1)                                      1,484,736
        39,200  Weatherford International Ltd.(1)                          500,584
                                                                    --------------
                                                                        11,637,535
                                                                    --------------
FOOD & STAPLES RETAILING -- 2.0%
        42,600  BJ's Wholesale Club, Inc.(1)                             1,524,228
        49,454  Dufry South America Ltd. BDR                               272,900
        28,600  FamilyMart Co. Ltd.                                      1,165,194
       192,250  Koninklijke Ahold NV                                     2,146,018
       188,322  Kroger Co. (The)                                         5,208,987

Shares/Principal Amount                                                      Value

       423,000  President Chain Store Corp.                              $ 996,836
        17,482  Safeway, Inc.                                              381,108
        12,350  Shoppers Drug Mart Corp.                                   440,047
       104,591  Shoprite Holdings Ltd.                                     470,796
        49,456  SYSCO Corp.                                              1,159,743
       437,854  Tesco plc                                                1,987,058
        35,900  Walgreen Co.                                               888,166
       159,789  Wal-Mart Stores, Inc.                                    8,929,009
        43,995  X5 Retail Group NV GDR(1)                                  239,941
                                                                    --------------
                                                                        25,810,031
                                                                    --------------
FOOD PRODUCTS -- 2.0%
        37,370  Cadbury plc                                                316,769
        15,693  Campbell Soup Co.                                          502,961
       806,000  China Yurun Food Group Ltd.                                897,042
        95,784  ConAgra Foods, Inc.                                      1,412,814
        25,200  Dean Foods Co.(1)                                          366,912
        28,274  General Mills, Inc.                                      1,786,069
         8,140  Groupe Danone                                              469,246
        84,235  H.J. Heinz Co.                                           3,271,687
        20,126  Hershey Co. (The)                                          724,536
        34,645  JM Smucker Co. (The)                                     1,571,844
        37,728  Kellogg Co.                                              1,638,527
       100,101  Kraft Foods, Inc., Class A                               2,723,748
       113,720  Nestle SA                                                4,113,545
         6,173  Nong Shim Co. Ltd.                                         948,007
        15,700  Ralcorp Holdings, Inc.(1)                                  982,192
        45,194  Tiger Brands Ltd.                                          611,523
        10,000  TreeHouse Foods, Inc.(1)                                   237,900
        42,183  Unilever NV CVA                                            986,395
        39,900  Unilever NV New York Shares                                932,463
     2,133,000  Want Want China Holdings Ltd.                              868,258
       473,000  Wilmar International Ltd.                                  864,495
                                                                    --------------
                                                                        26,226,933
                                                                    --------------
GAS UTILITIES -- 0.2%
        10,870  Nicor, Inc.                                                443,279
     1,344,500  PT Perusahaan Gas Negara                                   206,835
        13,892  Piedmont Natural Gas Co., Inc.                             466,771
        13,178  Southwest Gas Corp.                                        341,310
       106,000  Tokyo Gas Co. Ltd.                                         477,525
        17,807  WGL Holdings, Inc.                                         642,833
                                                                    --------------
                                                                         2,578,553
                                                                    --------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 1.5%
        11,900  Alcon, Inc.                                                949,501
        32,727  Baxter International, Inc.                               1,731,258
        34,062  Beckman Coulter, Inc.                                    1,484,422
        37,898  Becton, Dickinson & Co.                                  2,407,660
        39,120  Boston Scientific Corp.(1)                                 241,370
        13,600  C.R. Bard, Inc.                                          1,115,608

------

Strategic Allocation: Moderate

Shares/Principal Amount                                                      Value

         8,530  Cie Generale d'Optique Essilor International SA           $341,395
        51,200  Covidien Ltd.                                            1,886,720
        28,500  DENTSPLY International, Inc.                               743,280
        21,900  Edwards Lifesciences Corp.(1)                            1,089,963
         9,300  Gen-Probe, Inc.(1)                                         342,705
         5,000  Intuitive Surgical, Inc.(1)                                662,650
        88,443  Medtronic, Inc.                                          2,699,280
         8,700  Mettler Toledo International, Inc.(1)                      715,575
        46,084  Mindray Medical International Ltd. ADR                     833,199
        23,340  St. Jude Medical, Inc.(1)                                  654,220
        16,152  STERIS Corp.                                               446,603
        19,700  Terumo Corp.                                               914,859
        18,594  Varian Medical Systems, Inc.(1)                            750,454
         5,142  Zimmer Holdings, Inc.(1)                                   191,900
                                                                    --------------
                                                                        20,202,622
                                                                    --------------
HEALTH CARE PROVIDERS & SERVICES -- 1.3%
        60,223  CIGNA Corp.                                                729,300
       102,560  Express Scripts, Inc.(1)                                 5,898,226
        45,270  Fresenius Medical Care AG & Co. KGaA                     1,978,460
        13,770  LifePoint Hospitals, Inc.(1)                               276,226
        64,800  Medco Health Solutions, Inc.(1)                          2,721,600
       125,919  Omnicare, Inc.                                           3,035,907
         8,301  Owens & Minor, Inc.                                        344,741
        13,400  Quest Diagnostics, Inc.                                    624,038
        13,600  Sonic Healthcare Ltd.                                      119,725
        17,000  UnitedHealth Group, Inc.                                   357,170
        19,400  VCA Antech, Inc.(1)                                        369,570
        21,366  WellPoint, Inc.(1)                                         760,630
                                                                    --------------
                                                                        17,215,593
                                                                    --------------
HOTELS, RESTAURANTS & LEISURE -- 0.6%
         6,700  Accor SA                                                   258,147
       286,530  Compass Group plc                                        1,359,025
        15,800  Darden Restaurants, Inc.                                   288,982
        28,598  International Speedway Corp., Class A                      742,118
        28,288  McDonald's Corp.                                         1,661,920
        30,300  Panera Bread Co., Class A(1)                             1,346,532
        60,586  Speedway Motorsports, Inc.                                 837,904
        27,300  Starbucks Corp.(1)                                         243,789
       217,640  TUI Travel plc                                             711,587
                                                                    --------------
                                                                         7,450,004
                                                                    --------------
HOUSEHOLD DURABLES -- 0.4%
        51,912  Desarrolladora Homex SAB de CV(1)                          140,355
        52,100  KB Home                                                    605,923

Shares/Principal Amount                                                      Value

        34,400  Leggett & Platt, Inc.                                     $502,240
        15,600  Mohawk Industries, Inc.(1)                                 479,544
        62,500  Newell Rubbermaid, Inc.                                    835,000
         3,599  NVR, Inc.(1)                                             1,562,866
        25,400  Toll Brothers, Inc.(1)                                     506,222
        12,671  Whirlpool Corp.                                            498,984
                                                                    --------------
                                                                         5,131,134
                                                                    --------------
HOUSEHOLD PRODUCTS -- 1.4%
        10,561  Church & Dwight Co., Inc.                                  627,746
        10,230  Clorox Co.                                                 605,207
        16,290  Colgate-Palmolive Co.                                    1,059,990
        38,072  Kimberly-Clark Corp.                                     2,200,181
         2,962  LG Household & Health Care Ltd.                            337,312
       165,526  Procter & Gamble Co. (The)                              10,651,598
        51,785  Reckitt Benckiser Group plc                              2,197,762
        12,100  Unicharm Corp.                                             835,420
                                                                    --------------
                                                                        18,515,216
                                                                    --------------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS -- 0.3%
        65,680  International Power plc                                    261,477
        76,544  NRG Energy, Inc.(1)                                      1,813,328
       130,492  Reliant Energy, Inc.(1)                                    749,024
        93,400  Tractebel Energia SA                                       780,770
                                                                    --------------
                                                                         3,604,599
                                                                    --------------
INDUSTRIAL CONGLOMERATES -- 1.1%
         9,713  3M Co.                                                     650,091
       744,486  General Electric Co.                                    12,782,825
        59,000  Keppel Corp. Ltd.                                          164,633
        20,200  Tyco International Ltd.                                    422,180
                                                                    --------------
                                                                        14,019,729
                                                                    --------------
INSURANCE -- 2.0%
        27,069  ACE Ltd.                                                 1,414,355
        62,546  Admiral Group plc                                          949,869
        69,952  Allstate Corp. (The)                                     1,779,579
        23,003  American Financial Group, Inc.                             471,331
        27,000  AON Corp.                                                1,223,100
         5,987  Arch Capital Group Ltd.(1)                                 405,859
        25,873  Aspen Insurance Holdings Ltd.                              476,839
        63,213  AXA SA                                                   1,210,352
        21,100  Axis Capital Holdings Ltd.                                 534,041
            15  Berkshire Hathaway, Inc., Class A(1)                     1,560,000
        59,406  Chubb Corp.                                              3,051,092
        11,775  Endurance Specialty Holdings Ltd.                          316,983
        17,200  Hartford Financial Services Group, Inc. (The)              145,340
        26,940  Korean Reinsurance Co.                                     164,212

------

Strategic Allocation: Moderate

Shares/Principal Amount                                                      Value

        14,700  Loews Corp.                                              $ 402,633
        72,603  Marsh & McLennan Cos., Inc.                              1,851,377
        15,130  Muenchener Rueckversicherungs AG                         2,067,058
         4,970  Odyssey Re Holdings Corp.                                  223,600
         8,800  PartnerRe Ltd.                                             615,648
        22,487  Prudential Financial, Inc.                                 487,968
        10,750  Samsung Fire & Marine Insurance Co. Ltd.                 1,418,957
           627  Sony Financial Holdings, Inc.                            1,854,549
        17,700  Torchmark Corp.                                            639,855
        70,591  Travelers Cos., Inc. (The)                               3,081,297
                                                                    --------------
                                                                        26,345,894
                                                                    --------------
INTERNET & CATALOG RETAIL -- 0.1%
         9,189  Amazon.com, Inc.(1)                                        392,370
         1,780  Rakuten, Inc.                                              973,790
                                                                    --------------
                                                                         1,366,160
                                                                    --------------
INTERNET SOFTWARE & SERVICES -- 0.5%
        11,400  Equinix, Inc.(1)                                           517,674
        14,116  Google, Inc., Class A(1)                                 4,135,423
        52,000  Netease.com ADR(1)                                         956,800
        28,500  Sohu.com, Inc.(1)                                        1,383,390
                                                                    --------------
                                                                         6,993,287
                                                                    --------------
IT SERVICES -- 1.1%
        69,626  Accenture Ltd., Class A                                  2,157,013
        28,650  Alliance Data Systems Corp.(1)                           1,240,831
        17,019  Broadridge Financial Solutions, Inc.                       194,017
        12,400  Fiserv, Inc.(1)                                            423,336
        31,700  Global Payments, Inc.                                    1,146,589
        66,660  Indra Sistemas SA                                        1,363,423
        68,373  International Business Machines Corp.                    5,579,237
       248,186  Rolta India Ltd.                                           855,102
        22,050  Tata Consultancy Services Ltd.                             248,476
         9,428  Visa, Inc., Class A                                        495,536
        20,800  Western Union Co. (The)                                    276,016
                                                                    --------------
                                                                        13,979,576
                                                                    --------------
LEISURE EQUIPMENT & PRODUCTS -- 0.1%
        15,796  Hasbro, Inc.                                               423,333
        21,894  Polaris Industries, Inc.                                   597,706
        14,105  RC2 Corp.(1)                                               149,936
                                                                    --------------
                                                                         1,170,975
                                                                    --------------
LIFE SCIENCES TOOLS & SERVICES -- 0.4%
         9,595  Life Technologies Corp.(1)                                 250,430
         7,490  Lonza Group AG                                             619,596
        22,200  QIAGEN NV(1)                                               358,086
       100,400  Tencent Holdings Ltd.                                      552,814

Shares/Principal Amount                                                      Value

        98,800  Thermo Fisher Scientific, Inc.(1)                      $ 3,525,184
                                                                    --------------
                                                                         5,306,110
                                                                    --------------
MACHINERY -- 0.7%
        28,270  AGCO Corp.(1)                                              696,007
        40,400  Briggs & Stratton Corp.                                    568,832
        21,000  Caterpillar, Inc.                                          860,790
     2,916,315  China South Locomotive & Rolling Stock Corp.
                H Shares(1)                                              1,230,560
        30,718  Dover Corp.                                                916,318
         5,200  Flowserve Corp.                                            261,716
        11,828  GEA Group AG                                               183,497
        36,900  Ingersoll-Rand Co. Ltd., Class A                           578,592
        70,000  Japan Steel Works Ltd. (The)                               719,529
        31,500  Kurita Water Industries Ltd.                               745,591
        64,000  Lupatech SA(1)                                             511,237
        15,600  Parker-Hannifin Corp.                                      640,848
        14,471  Valmont Industries, Inc.                                   800,246
                                                                    --------------
                                                                         8,713,763
                                                                    --------------
MEDIA -- 1.3%
       195,579  British Sky Broadcasting Group plc                       1,333,426
        67,300  CBS Corp., Class B                                         448,218
       155,956  Comcast Corp., Class A                                   2,704,277
       117,900  DIRECTV Group, Inc. (The)(1)                             2,594,979
        47,531  DISH Network Corp., Class A(1)                             526,644
        45,900  Gannett Co., Inc.                                          399,789
        70,012  Naspers Ltd.                                             1,078,346
       113,730  Reed Elsevier plc                                          945,658
        42,100  Scripps Networks Interactive, Inc., Class A              1,169,959
       126,958  SES SA Fiduciary Depositary Receipt                      2,224,818
       161,900  Time Warner, Inc.                                        1,465,195
        47,600  Viacom, Inc., Class B(1)                                   757,792
        31,780  Vivendi                                                    900,973
         9,602  Walt Disney Co. (The)                                      216,237
                                                                    --------------
                                                                        16,766,311
                                                                    --------------
METALS & MINING -- 0.4%
         8,188  Anglo American plc                                         194,726
        41,094  Antofagasta plc                                            275,258
        68,619  BHP Billiton Ltd.                                        1,379,018
        42,900  Cia Vale do Rio Doce                                       462,167
       158,000  Kobe Steel Ltd.                                            263,156
        11,100  Newmont Mining Corp.                                       373,515
        19,000  Nucor Corp.                                                677,920
     1,280,500  PT Bumi Resources Tbk                                      105,114
        10,539  Reliance Steel & Aluminum Co.                              217,314
        32,440  Rio Tinto Ltd.                                           1,000,357
                                                                    --------------
                                                                         4,948,545
                                                                    --------------

------

Strategic Allocation: Moderate

Shares/Principal Amount                                                      Value

MULTILINE RETAIL -- 1.0%
        33,394  Big Lots, Inc.(1)                                        $ 585,063
        90,100  Dollar Tree, Inc.(1)                                     3,816,636
       141,451  Family Dollar Stores, Inc.                               3,929,509
        78,800  Kohl's Corp.(1)                                          2,573,608
        47,200  Macy's, Inc.                                               350,224
        38,510  Next plc                                                   660,195
       473,000  Parkson Retail Group Ltd.                                  437,958
        15,351  Target Corp.                                               518,250
                                                                    --------------
                                                                        12,871,443
                                                                    --------------
MULTI-INDUSTRY -- 0.2%
       111,609  Financial Select Sector SPDR Fund(3)                     1,407,389
        31,484  SPDR KBW Regional Banking ETF(3)                           933,501
                                                                    --------------
                                                                         2,340,890
                                                                    --------------
MULTI-UTILITIES -- 0.4%
         5,570  Ameren Corp.                                               198,181
       104,535  CenterPoint Energy, Inc.                                 1,351,638
        14,066  GDF Suez                                                   566,195
        41,726  Public Service Enterprise Group, Inc.                    1,289,333
        19,775  Puget Energy, Inc.                                         484,092
        17,909  Wisconsin Energy Corp.                                     778,325
        27,028  Xcel Energy, Inc.                                          508,397
                                                                    --------------
                                                                         5,176,161
                                                                    --------------
OFFICE ELECTRONICS -- 0.1%
        15,000  Canon, Inc.                                                446,328
        82,700  Xerox Corp.                                                578,073
                                                                    --------------
                                                                         1,024,401
                                                                    --------------
OIL, GAS & CONSUMABLE FUELS -- 7.1%
         9,784  Anadarko Petroleum Corp.                                   401,633
        36,116  Apache Corp.                                             2,791,767
       205,640  BG Group plc                                             2,944,879
        46,255  BP plc ADR                                               2,252,156
       154,170  Chevron Corp.                                           12,180,972
     1,705,000  CNOOC Ltd.                                               1,396,249
       148,676  ConocoPhillips                                           7,808,464
        24,000  Continental Resources, Inc.(1)                             469,200
        52,969  Devon Energy Corp.                                       3,831,777
        19,750  EnCana Corp.                                               924,498
       125,250  ENI SpA                                                  2,841,996
        30,200  EOG Resources, Inc.                                      2,567,604
        35,281  Equitable Resources, Inc.                                1,177,327
       328,600  Exxon Mobil Corp.                                       26,337,290
        21,211  Frontline Ltd.                                             626,573
         5,461  Hess Corp.                                                 295,112
         1,707  Massey Energy Co.                                           26,663

Shares/Principal Amount                                                      Value

        33,993  McMoRan Exploration Co.(1)                               $ 382,421
         4,402  Noble Energy, Inc.                                         230,137
        85,572  OAO Gazprom ADR                                          1,502,572
        15,803  OAO LUKOIL                                                 510,213
        57,375  Occidental Petroleum Corp.                               3,106,282
       117,519  PetroHawk Energy Corp.(1)                                2,053,057
       114,130  Petroleo Brasileiro SA ADR                               2,389,882
        32,569  Plains Exploration & Production Co.(1)                     753,972
       518,803  Polskie Gornictwo Naftowe I Gazownictwo SA                 616,953
        14,700  Range Resources Corp.                                      609,609
        55,400  Royal Dutch Shell plc ADR                                2,961,130
     2,062,100  SapuraCrest Petroleum Bhd                                  416,888
        56,783  Sasol Ltd.                                               1,630,685
        30,700  Southwestern Energy Co.(1)                               1,055,159
        30,888  Stone Energy Corp.(1)                                      513,359
        11,427  Sunoco, Inc.                                               454,109
        70,526  Total SA                                                 3,701,428
        11,300  Ultra Petroleum Corp.(1)                                   459,119
        61,058  Valero Energy Corp.                                      1,120,414
        36,441  W&T Offshore, Inc.                                         510,174
        14,100  Whiting Petroleum Corp.(1)                                 540,030
                                                                    --------------
                                                                        94,391,753
                                                                    --------------
PAPER & FOREST PRODUCTS -- 0.2%
        19,900  International Paper Co.                                    247,755
        62,060  Stora Enso Oyj                                             506,284
        33,832  Weyerhaeuser Co.                                         1,272,760
                                                                    --------------
                                                                         2,026,799
                                                                    --------------
PERSONAL PRODUCTS -- 0.2%
        12,100  Chattem, Inc.(1)                                           878,097
        22,000  Estee Lauder Cos., Inc. (The), Class A                     613,800
        79,000  Natura Cosmeticos SA                                       716,337
        17,000  Shiseido Co. Ltd.                                          316,179
                                                                    --------------
                                                                         2,524,413
                                                                    --------------
PHARMACEUTICALS -- 4.3%
        21,900  Abbott Laboratories                                      1,147,341
        15,152  Allergan, Inc.                                             570,927
       211,939  Aspen Pharmacare Holdings Ltd.(1)                          790,690
        46,900  AstraZeneca plc                                          1,772,232
        19,220  Bayer AG                                                   999,054
        34,962  Bristol-Myers Squibb Co.                                   723,713
        87,435  Dr. Reddys Laboratories Ltd.                               751,042
       106,923  Eli Lilly & Co.                                          3,651,421
        19,676  Forest Laboratories, Inc.(1)                               475,766
        89,588  GlaxoSmithKline plc                                      1,552,015

------

Strategic Allocation: Moderate

Shares/Principal Amount                                                      Value

       215,276  Johnson & Johnson                                     $ 12,610,868
        63,588  King Pharmaceuticals, Inc.(1)                              611,081
       138,952  Merck & Co., Inc.                                        3,712,797
        46,540  Novartis AG                                              2,175,525
        67,905  Novo Nordisk AS B Shares                                 3,470,398
        58,541  OJSC Pharmstandard GDR(1)                                  555,679
        48,200  Perrigo Co.                                              1,658,562
       594,753  Pfizer, Inc.                                             9,771,792
         3,277  Richter Gedeon Nyrt                                        440,436
        12,272  Roche Holding AG                                         1,725,455
        51,057  Schering-Plough Corp.                                      858,268
        58,754  Teva Pharmaceutical Industries Ltd. ADR                  2,535,235
        88,277  Wyeth                                                    3,178,855
         7,771  Yuhan Corp.                                              1,129,792
                                                                    --------------
                                                                        56,868,944
                                                                    --------------
PROFESSIONAL SERVICES -- 0.2%
       117,319  Capita Group plc (The)                                   1,257,961
        16,545  FTI Consulting, Inc.(1)                                    907,328
         7,200  Robert Half International, Inc.                            150,408
           820  SGS SA                                                     702,427
                                                                    --------------
                                                                         3,018,124
                                                                    --------------
REAL ESTATE INVESTMENT TRUSTS (REITS) -- 0.1%
         1,368  Boston Properties, Inc.                                     73,051
        15,600  Developers Diversified Realty Corp.                         74,880
        27,700  Digital Realty Trust, Inc.                                 757,872
        22,436  Host Hotels & Resorts, Inc.                                168,719
       387,000  Link Real Estate Investment Trust (The)                    730,710
         1,093  Public Storage                                              76,390
                                                                    --------------
                                                                         1,881,622
                                                                    --------------
ROAD & RAIL -- 0.8%
        86,800  ALL - America Latina Logistica SA                          422,016
         7,403  Burlington Northern Santa Fe Corp.                         567,144
        31,580  Canadian National Railway Co.                            1,113,525
           130  Central Japan Railway Co.                                1,100,258
        35,274  CSX Corp.                                                1,313,604
       114,368  Globaltrans Investment plc GDR(1)                          255,376
        19,725  Heartland Express, Inc.                                    304,554
        32,771  Norfolk Southern Corp.                                   1,621,181
       188,580  Stagecoach Group plc                                       509,650
        76,041  Union Pacific Corp.                                      3,805,091
        21,100  YRC Worldwide, Inc.(1)                                      83,978
                                                                    --------------
                                                                        11,096,377
                                                                    --------------

Shares/Principal Amount                                                      Value

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 1.3%
        91,800  Altera Corp.                                           $ 1,350,378
       178,353  Amkor Technology, Inc.(1)                                  392,377
        62,374  Applied Materials, Inc.                                    597,543
        13,160  ASML Holding NV                                            200,773
        44,100  Broadcom Corp., Class A(1)                                 675,171
       218,440  Intel Corp.                                              3,014,472
        22,369  KLA-Tencor Corp.                                           420,761
        22,900  Linear Technology Corp.                                    456,855
       270,691  LSI Corp.(1)                                               725,452
       147,900  Marvell Technology Group Ltd.(1)                           857,820
       161,560  MediaTek, Inc.                                           1,076,662
        54,568  Microsemi Corp.(1)                                       1,063,530
         5,587  National Semiconductor Corp.                                61,457
         5,472  Samsung Electronics Co. Ltd.                             1,809,951
     1,203,493  Taiwan Semiconductor Manufacturing Co. Ltd.              1,485,370
        39,210  Taiwan Semiconductor Manufacturing Co. Ltd. ADR            280,351
        96,414  Texas Instruments, Inc.                                  1,501,166
        39,700  Xilinx, Inc.                                               649,492
                                                                    --------------
                                                                        16,619,581
                                                                    --------------
SOFTWARE -- 1.7%
       203,848  Activision Blizzard, Inc.(1)                             2,385,022
        26,100  Adobe Systems, Inc.(1)                                     604,476
        13,023  Autodesk, Inc.(1)                                          216,052
        59,934  Autonomy Corp. plc(1)                                      863,754
        20,200  Cerner Corp.(1)                                            726,796
        35,900  Konami Corp.                                               813,679
        26,900  McAfee, Inc.(1)                                            815,877
       352,006  Microsoft Corp.                                          7,117,561
         7,200  Nintendo Co. Ltd.                                        2,228,692
       209,107  Oracle Corp.(1)                                          3,364,532
        38,000  Quest Software, Inc.(1)                                    507,300
        12,700  salesforce.com, inc.(1)                                    363,474
        13,850  SAP AG                                                     475,976
        23,911  Sybase, Inc.(1)                                            589,167
       122,039  Symantec Corp.(1)                                        1,468,129
        23,174  UbiSoft Entertainment SA(1)                                534,100
                                                                    --------------
                                                                        23,074,587
                                                                    --------------
SPECIALTY RETAIL -- 1.1%
        20,350  Advance Auto Parts, Inc.                                   617,826
         3,843  AutoZone, Inc.(1)                                          419,732
        29,800  Best Buy Co., Inc.                                         617,158
        33,600  Children's Place Retail Stores, Inc. (The)(1)              787,920

------

Strategic Allocation: Moderate

Shares/Principal Amount                                                      Value

        10,400  FAST RETAILING CO. LTD.                                $ 1,193,828
       139,601  Gap, Inc. (The)                                          1,817,605
         5,840  Hennes & Mauritz AB B Shares                               215,046
        47,300  Home Depot, Inc. (The)                                   1,093,103
       111,941  Lowe's Cos., Inc.                                        2,312,701
        35,400  O'Reilly Automotive, Inc.(1)                               922,878
        17,500  PetSmart, Inc.                                             307,125
        21,512  RadioShack Corp.                                           211,893
        39,736  Ross Stores, Inc.                                        1,053,004
        21,143  Sherwin-Williams Co. (The)                               1,245,957
        48,200  Staples, Inc.                                              836,752
        38,200  TJX Cos., Inc. (The)                                       871,724
       140,079  Truworths International Ltd.                               441,125
        10,089  Urban Outfitters, Inc.(1)                                  183,317
                                                                    --------------
                                                                        15,148,694
                                                                    --------------
TEXTILES, APPAREL & LUXURY GOODS -- 0.2%
         8,120  adidas AG                                                  254,084
        26,900  Carter's, Inc.(1)                                          508,679
        29,450  Gildan Activewear, Inc.(1)                                 498,432
        14,500  VF Corp.                                                   758,205
                                                                    --------------
                                                                         2,019,400
                                                                    --------------
THRIFTS & MORTGAGE FINANCE -- 0.1%
        16,283  Housing Development Finance Corp. Ltd.                     480,266
        69,200  Hudson City Bancorp., Inc.                               1,156,332
        31,900  MGIC Investment Corp.                                       86,768
                                                                    --------------
                                                                         1,723,366
                                                                    --------------
TOBACCO -- 0.4%
        98,419  Altria Group, Inc.                                       1,582,577
        45,401  British American Tobacco plc                             1,189,798
        14,000  Lorillard, Inc.                                            846,020
        49,341  Philip Morris International, Inc.                        2,080,217
                                                                    --------------
                                                                         5,698,612
                                                                    --------------
TRADING COMPANIES & DISTRIBUTORS(2)
        23,600  Mitsubishi Corp.                                           293,531
                                                                    --------------
TRANSPORTATION INFRASTRUCTURE(2)
        45,036  Cintra Concesiones de Infraestructuras de
                Transporte SA                                              359,967
                                                                    --------------
WATER UTILITIES -- 0.1%
        31,400  Aqua America, Inc.                                         681,066
                                                                    --------------
WIRELESS TELECOMMUNICATION SERVICES -- 1.0%
        28,151  America Movil, SAB de CV ADR                               844,530
       127,000  American Tower Corp., Class A(1)                         3,459,480
        50,270  Bharti Airtel Ltd.(1)                                      678,779
        27,000  China Mobile Ltd.                                          247,534
        48,844  China Mobile Ltd. ADR                                    2,238,520

Shares/Principal Amount                                                      Value

        30,600  KT Freetel Co. Ltd.(1)                                    $593,835
         7,300  Millicom International Cellular SA                         279,809
        27,897  MTN Group Ltd.                                             291,605
       135,313  SBA Communications Corp., Class A(1)                     2,136,592
        83,300  Sprint Nextel Corp.                                        232,407
        74,069  Vivo Particpacoes SA ADR(1)                                919,199
       771,900  Vodafone Group plc                                       1,508,043
                                                                    --------------
                                                                        13,430,333
                                                                    --------------
TOTAL COMMON STOCKS & RIGHTS
(Cost $956,398,021)                                                    795,274,499
                                                                    --------------

Convertible Preferred Stocks(2)

CAPITAL MARKETS(2)
         6,400  Legg Mason, Inc., 7.00%, 6/30/11
(Cost $120,594)                                                            117,568
                                                                    --------------

U.S. Government Agency Mortgage-Backed Securities(4) -- 11.2%

FIXED-RATE U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES -- 10.0%
   $34,605,552  FHLMC, 6.00%, settlement date 12/13/08(5)               35,357,150
         3,582  FHLMC, 6.50%, 12/1/12                                        3,674
        38,701  FHLMC, 7.00%, 6/1/14                                        40,520
       153,271  FHLMC, 6.50%, 6/1/16                                       157,215
       186,237  FHLMC, 6.50%, 6/1/16                                       192,100
     2,740,330  FHLMC, 4.50%, 1/1/19                                     2,759,414
        73,137  FHLMC, 5.00%, 10/1/19                                       74,183
       395,999  FHLMC, 5.00%, 11/1/19                                      401,665
         8,353  FHLMC, 5.50%, 11/1/19                                        8,508
        10,140  FHLMC, 5.50%, 11/1/19                                       10,328
        10,408  FHLMC, 5.50%, 11/1/19                                       10,601
        12,233  FHLMC, 5.50%, 11/1/19                                       12,460
        15,371  FHLMC, 5.50%, 11/1/19                                       15,656
        10,845  FHLMC, 5.50%, 12/1/19                                       11,046
         6,997  FHLMC, 5.00%, 2/1/20                                         7,077
        14,167  FHLMC, 5.00%, 2/1/20                                        14,330
        13,852  FHLMC, 5.50%, 3/1/20                                        14,083
        20,482  FHLMC, 5.50%, 3/1/20                                        20,824
        42,403  FHLMC, 5.50%, 3/1/20                                        43,110
         8,581  FHLMC, 5.00%, 5/1/20                                         8,680
        25,901  FHLMC, 5.00%, 5/1/20                                        26,199
        48,553  FHLMC, 5.00%, 5/1/20                                        49,111
       286,843  FHLMC, 4.50%, 7/1/20                                       286,689
        90,208  FHLMC, 4.00%, 10/1/20                                       88,339
    10,818,733  FHLMC, 5.00%, 4/1/21                                    10,943,100
         2,343  FHLMC, 8.00%, 6/1/26                                         2,484
         2,958  FHLMC, 8.00%, 6/1/26                                         3,136

------

Strategic Allocation: Moderate

Shares/Principal Amount                                                      Value

       $ 8,888  FHLMC, 8.00%, 6/1/26                                        $9,423
         1,680  FHLMC, 8.00%, 7/1/26                                         1,782
         8,860  FHLMC, 7.00%, 8/1/29                                         9,243
        24,667  FHLMC, 7.50%, 8/1/29                                        25,997
        52,741  FHLMC, 8.00%, 7/1/30                                        55,856
        99,754  FHLMC, 6.50%, 6/1/31                                       103,445
     1,303,942  FHLMC, 5.50%, 12/1/33                                    1,326,135
        46,674  FHLMC, 6.50%, 5/1/34                                        48,197
       162,821  FHLMC, 5.50%, 6/1/35                                       165,388
        87,108  FHLMC, 5.00%, 9/1/35                                        87,682
       131,125  FHLMC, 5.00%, 9/1/35                                       131,988
       108,862  FHLMC, 5.50%, 10/1/35                                      110,579
       338,984  FHLMC, 5.50%, 10/1/35                                      344,330
       577,698  FHLMC, 5.00%, 11/1/35                                      581,502
       703,377  FHLMC, 5.00%, 11/1/35                                      708,009
        22,376  FHLMC, 6.50%, 3/1/36                                        23,054
        48,959  FHLMC, 6.50%, 3/1/36                                        50,442
     3,426,459  FHLMC, 5.50%, 1/1/38                                     3,479,959
       494,242  FHLMC, 6.50%, 7/1/47(3)                                    493,934
        19,909  FNMA, 6.00%, 5/1/11                                         20,360
        20,845  FNMA, 6.50%, 3/1/12                                         21,456
         1,293  FNMA, 6.50%, 4/1/12                                          1,331
         3,644  FNMA, 6.50%, 4/1/12                                          3,750
        11,478  FNMA, 6.50%, 4/1/12                                         11,814
        30,297  FNMA, 6.50%, 4/1/12                                         31,184
        42,866  FNMA, 6.00%, 12/1/13                                        43,998
       117,255  FNMA, 5.32%, 4/1/14                                        119,630
       118,742  FNMA, 6.00%, 4/1/14                                        121,878
        22,822  FNMA, 7.50%, 6/1/15                                         23,874
       178,358  FNMA, 5.17%, 1/1/16                                        179,708
     3,416,360  FNMA, 4.50%, 5/1/19                                      3,435,882
        30,000  FNMA, 4.00%, 6/1/19                                         29,509
       288,217  FNMA, 4.50%, 6/1/19                                        289,864
        32,831  FNMA, 4.50%, 12/1/19                                        33,018
        51,092  FNMA, 5.00%, 3/1/20                                         51,791
        51,524  FNMA, 5.00%, 3/1/20                                         52,374
        40,512  FNMA, 5.00%, 4/1/20                                         41,067
        11,261  FNMA, 5.00%, 5/1/20                                         11,415
        59,746  FNMA, 5.00%, 5/1/20                                         60,564
       221,581  FNMA, 5.00%, 7/1/20                                        224,612
         5,695  FNMA, 7.00%, 5/1/26                                          5,978
         7,139  FNMA, 7.00%, 6/1/26                                          7,493
        21,153  FNMA, 7.50%, 3/1/27                                         22,321
        44,384  FNMA, 6.50%, 4/1/29                                         46,035
        32,859  FNMA, 6.50%, 6/1/29                                         34,082
        95,046  FNMA, 6.50%, 6/1/29                                         98,582
        28,757  FNMA, 7.00%, 7/1/29                                         30,145
        30,560  FNMA, 7.00%, 7/1/29                                         32,034
       108,820  FNMA, 6.50%, 8/1/29                                        112,867

Shares/Principal Amount                                                      Value

      $ 52,544  FNMA, 7.00%, 3/1/30                                        $55,079
        40,497  FNMA, 8.00%, 7/1/30                                         42,947
        29,813  FNMA, 7.50%, 9/1/30                                         31,386
       252,576  FNMA, 6.50%, 9/1/31                                        261,814
       132,727  FNMA, 7.00%, 9/1/31                                        139,126
        98,698  FNMA, 6.50%, 1/1/32                                        102,307
       708,713  FNMA, 7.00%, 6/1/32                                        742,863
       391,884  FNMA, 6.50%, 10/1/32                                       405,482
     1,152,033  FNMA, 5.50%, 6/1/33                                      1,173,801
     2,790,282  FNMA, 5.50%, 8/1/33                                      2,843,004
     4,187,800  FNMA, 5.00%, 11/1/33                                     4,225,845
     4,971,816  FNMA, 5.50%, 1/1/34                                      5,071,890
       242,321  FNMA, 5.50%, 9/1/34                                        246,748
       248,511  FNMA, 5.50%, 10/1/34                                       253,051
       426,086  FNMA, 6.00%, 10/1/34                                       436,400
       964,313  FNMA, 5.00%, 11/1/34                                       972,471
        13,003  FNMA, 5.50%, 3/1/35                                         13,237
        18,672  FNMA, 5.50%, 3/1/35                                         19,008
        27,869  FNMA, 5.50%, 3/1/35                                         28,370
        89,213  FNMA, 5.50%, 3/1/35                                         90,815
        98,911  FNMA, 5.50%, 3/1/35                                        100,687
       117,354  FNMA, 5.00%, 4/1/35                                        118,273
        12,974  FNMA, 6.00%, 5/1/35                                         13,276
       101,067  FNMA, 6.00%, 5/1/35                                        103,419
         2,757  FNMA, 6.00%, 6/1/35                                          2,821
        49,646  FNMA, 6.00%, 6/1/35                                         50,801
       182,262  FNMA, 6.00%, 6/1/35                                        186,504
       422,543  FNMA, 5.00%, 7/1/35                                        425,853
        76,227  FNMA, 5.50%, 7/1/35                                         77,596
        25,653  FNMA, 6.00%, 7/1/35                                         26,250
       187,478  FNMA, 6.00%, 7/1/35                                        191,841
       274,569  FNMA, 6.00%, 7/1/35                                        280,959
        54,677  FNMA, 5.50%, 8/1/35                                         55,659
        36,197  FNMA, 6.00%, 8/1/35                                         37,039
     6,863,845  FNMA, 4.50%, 9/1/35                                      6,769,850
         3,398  FNMA, 5.50%, 9/1/35                                          3,459
         8,769  FNMA, 5.50%, 9/1/35                                          8,927
        69,384  FNMA, 5.50%, 9/1/35                                         70,630
       206,919  FNMA, 5.50%, 9/1/35                                        210,635
       398,628  FNMA, 5.50%, 9/1/35                                        405,786
        58,510  FNMA, 5.00%, 10/1/35                                        58,969
     1,280,890  FNMA, 5.50%, 10/1/35                                     1,303,892
       157,673  FNMA, 6.00%, 10/1/35                                       161,341
       553,548  FNMA, 5.50%, 11/1/35                                       563,488
       248,882  FNMA, 6.00%, 11/1/35                                       254,674
        18,129  FNMA, 6.50%, 11/1/35                                        18,662
        36,318  FNMA, 6.50%, 11/1/35                                        37,385
       123,464  FNMA, 6.50%, 12/1/35                                       127,092
        69,254  FNMA, 6.50%, 4/1/36                                         71,289

------

Strategic Allocation: Moderate

Shares/Principal Amount                                                      Value

     $ 432,955  FNMA, 6.00%, 8/1/36                                       $442,962
     1,384,892  FNMA, 5.00%, 10/1/36                                     1,395,310
     3,035,610  FNMA, 5.00%, 10/1/36                                     3,058,445
     4,048,377  FNMA, 5.50%, 2/1/37                                      4,119,811
       262,210  FNMA, 6.00%, 5/1/37                                        268,256
       110,829  FNMA, 6.00%, 7/1/37                                        113,384
     2,163,565  FNMA, 6.50%, 8/1/37                                      2,198,679
     4,483,523  FNMA, 6.50%, 8/1/37                                      4,556,291
       247,919  FNMA, 6.50%, 8/1/37                                        251,942
       298,322  FNMA, 6.50%, 6/1/47(3)                                     297,902
       722,434  FNMA, 6.50%, 8/1/47(3)                                     721,418
       970,393  FNMA, 6.50%, 8/1/47(3)                                     969,029
       121,569  FNMA, 6.50%, 9/1/47(3)                                     121,398
       845,952  FNMA, 6.50%, 9/1/47(3)                                     844,763
       978,730  FNMA, 6.50%, 9/1/47(3)                                     977,353
     1,192,462  FNMA, 6.50%, 9/1/47(3)                                   1,190,785
     1,695,899  FNMA, 6.50%, 9/1/47(3)                                   1,693,514
         2,823  GNMA, 9.00%, 4/20/25                                         3,066
         6,135  GNMA, 7.50%, 10/15/25                                        6,502
         2,562  GNMA, 6.00%, 4/15/26                                         2,630
         2,911  GNMA, 6.00%, 4/15/26                                         2,988
         5,168  GNMA, 7.50%, 6/15/26                                         5,475
        40,915  GNMA, 7.00%, 12/15/27                                       42,364
        47,864  GNMA, 7.50%, 12/15/27                                       50,679
        38,768  GNMA, 6.50%, 1/15/28                                        40,027
        36,779  GNMA, 6.50%, 3/15/28                                        37,972
        63,572  GNMA, 6.00%, 5/15/28                                        65,317
        95,126  GNMA, 6.00%, 5/15/28                                        97,737
           767  GNMA, 6.50%, 5/15/28                                           792
         7,955  GNMA, 6.50%, 5/15/28                                         8,214
       109,997  GNMA, 7.00%, 5/15/31                                       113,595
        74,997  GNMA, 5.50%, 4/15/32                                        76,610
       699,323  GNMA, 5.50%, 11/15/32                                      714,369
    14,664,922  GNMA, 6.50%, 10/15/38                                   15,049,165
                                                                    --------------
                                                                       131,948,688
                                                                    --------------
ADJUSTABLE-RATE U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES -- 1.2%
     5,293,619  FHLMC, VRN, 6.00%, 11/1/11                               5,411,446
     2,906,199  FNMA, VRN, 6.49%, 1/1/10                                 2,959,760
     2,457,816  FNMA, VRN, 6.44%, 6/1/11                                 2,516,009
     2,060,258  FNMA, VRN, 6.42%, 7/1/11                                 2,107,136
     2,664,352  FNMA, VRN, 5.95%, 5/1/12                                 2,713,818
                                                                    --------------
                                                                        15,708,169
                                                                    --------------
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES
(Cost $145,246,358)                                                    147,656,857
                                                                    --------------

Shares/Principal Amount                                                      Value

Corporate Bonds -- 8.7%

AEROSPACE & DEFENSE -- 0.3%
      $ 30,000  Alliant Techsystems, Inc., 6.75%, 4/1/16(3)                $25,800
        37,000  DRS Technologies, Inc., 6.625%, 2/1/16(3)                   36,907
       418,000  DRS Technologies, Inc., 7.625%, 2/1/18(3)                  416,955
       658,000  Honeywell International, Inc., 5.30%, 3/15/17(3)           641,388
       490,000  Honeywell International, Inc., 5.30%, 3/1/18(3)            471,426
        50,000  L-3 Communications Corp., 7.625%, 6/15/12(3)                46,375
       375,000  L-3 Communications Corp., 6.125%, 7/15/13(3)               320,625
       250,000  L-3 Communications Corp., 6.375%, 10/15/15(3)              208,750
       850,000  Lockheed Martin Corp., Series B, 6.15%, 9/1/36(3)          785,815
       622,000  United Technologies Corp., 6.05%, 6/1/36(3)                588,625
       470,000  United Technologies Corp., 6.125%, 7/15/38(3)              442,708
                                                                    --------------
                                                                         3,985,374
                                                                    --------------
AUTOMOBILES -- 0.1%
       610,000  DaimlerChrysler N.A. LLC, 5.875%, 3/15/11(3)               510,947
       790,000  DaimlerChrysler N.A. LLC, 6.50%, 11/15/13(3)               594,038
       250,000  Ford Motor Co., 7.45%, 7/16/31(3)                           63,750
       475,000  General Motors Corp., 8.375%, 7/15/33(3)                   106,875
                                                                    --------------
                                                                         1,275,610
                                                                    --------------
BEVERAGES -- 0.2%
       870,000  Coca-Cola Co. (The), 5.35%, 11/15/17(3)                    873,965
     1,010,000  Diageo Capital plc, 5.75%, 10/23/17(3)                     914,295
     1,470,000  SABMiller plc, 6.20%, 7/1/11(3)(6)                       1,444,666
                                                                    --------------
                                                                         3,232,926
                                                                    --------------
BUILDING PRODUCTS(2)
       200,000  Nortek, Inc., 10.00%, 12/1/13(3)                           141,000
                                                                    --------------
CAPITAL MARKETS -- 0.3%
     1,180,000  Credit Suisse (New York), 5.00%, 5/15/13(3)              1,113,701
       720,000  Deutsche Bank AG (London), 4.875%, 5/20/13(3)              690,793
     1,370,000  Merrill Lynch & Co., Inc., 4.79%, 8/4/10(3)              1,313,675

------

Strategic Allocation: Moderate

Shares/Principal Amount                                                      Value

     $ 350,000  Morgan Stanley, 6.00%, 4/28/15(3)                         $289,108
       680,000  Morgan Stanley, 6.625%, 4/1/18(3)                          564,892
                                                                    --------------
                                                                         3,972,169
                                                                    --------------
CHEMICALS -- 0.1%
       740,000  Air Products & Chemicals, Inc., 4.15%, 2/1/13(3)           693,430
       375,000  Ineos Group Holdings plc, 8.50%, 2/15/16(3)(6)              68,437
       530,000  Rohm & Haas Co., 5.60%, 3/15/13(3)                         512,834
                                                                    --------------
                                                                         1,274,701
                                                                    --------------
COMMERCIAL BANKS -- 0.4%
       640,000  PNC Bank N.A., 6.00%, 12/7/17(3)                           598,346
       738,000  PNC Funding Corp., 5.125%, 12/14/10(3)                     739,017
       240,000  SunTrust Bank, 7.25%, 3/15/18(3)                           236,959
       839,000  Wachovia Bank N.A., 4.80%, 11/1/14(3)                      746,969
     1,312,000  Wachovia Bank N.A., 4.875%, 2/1/15(3)                    1,167,529
     1,161,000  Wells Fargo & Co., 4.625%, 8/9/10(3)                     1,163,597
       310,000  Wells Fargo Bank N.A., 6.45%, 2/1/11(3)                    315,677
                                                                    --------------
                                                                         4,968,094
                                                                    --------------
COMMERCIAL SERVICES & SUPPLIES -- 0.2%
       470,000  Allied Waste North America, Inc., 6.375%,
                4/15/11(3)                                                 440,625
       150,000  Allied Waste North America, Inc., 7.875%,
                4/15/13(3)                                                 141,000
        96,000  Allied Waste North America, Inc., 7.25%,
                3/15/15(3)                                                  85,200
       325,000  Cadmus Communications Corp., 8.375%, 6/15/14(3)            189,313
       600,000  Cenveo Corp., 7.875%, 12/1/13(3)                           303,750
       596,000  Corrections Corp of America, 6.25%, 3/15/13(3)             527,460
        14,000  Corrections Corp of America, 6.75%, 1/31/14(3)              12,600
       510,000  Pitney Bowes, Inc., 5.75%, 9/15/17(3)                      483,831
                                                                    --------------
                                                                         2,183,779
                                                                    --------------
CONSUMER FINANCE -- 0.2%
       570,000  American Express Centurion Bank, 4.375%,
                7/30/09(3)                                                 553,845
     1,700,000  American Express Centurion Bank, 5.55%,
                10/17/12(3)                                              1,529,797
       350,000  Ford Motor Credit Co. LLC, 7.375%, 10/28/09(3)             213,732

Shares/Principal Amount                                                      Value

     $ 450,000  Ford Motor Credit Co. LLC, 7.25%, 10/25/11(3)             $199,141
       440,000  GMAC LLC, 6.875%, 9/15/11(3)                               169,156
                                                                    --------------
                                                                         2,665,671
                                                                    --------------
CONTAINERS & PACKAGING -- 0.1%
       450,000  Ball Corp., 6.875%, 12/14/12(3)                            424,125
       250,000  Graham Packaging Co., Inc., 8.50%, 10/14/12(3)             183,750
       477,000  Graham Packaging Co., Inc., 9.875%, 10/14/14(3)            302,895
        30,000  Graphic Packaging International Corp., 9.50%,
                8/15/13(3)                                                  20,850
        36,000  Smurfit-Stone Container Enterprises, Inc.,
                8.25%, 10/1/12(3)                                           10,260
       300,000  Smurfit-Stone Container Enterprises, Inc.,
                8.00%, 3/15/17(3)                                           81,000
                                                                    --------------
                                                                         1,022,880
                                                                    --------------
DIVERSIFIED FINANCIAL SERVICES -- 0.6%
       590,000  Bank of America Corp., 4.375%, 12/1/10(3)                  586,876
       944,000  Bank of America N.A., 5.30%, 3/15/17(3)                    849,007
       820,000  Bank of America N.A., 6.00%, 10/15/36(3)                   707,965
       710,000  Citigroup, Inc., 5.50%, 4/11/13(3)                         646,761
       680,000  Citigroup, Inc., 6.125%, 5/15/18(3)                        622,590
       760,000  General Electric Capital Corp., 6.125%,
                2/21/11(3)                                                 766,802
       470,000  General Electric Capital Corp., 4.80%, 5/1/13(3)           448,290
       670,000  General Electric Capital Corp., 5.625%,
                9/15/17(3)                                                 621,248
       470,000  John Deere Capital Corp., 4.50%, 4/3/13(3)                 440,077
     1,198,000  John Deere Capital Corp., 5.50%, 4/13/17(3)              1,079,451
     1,020,000  Pricoa Global Funding I, 5.40%, 10/18/12(3)(6)             930,753
        40,000  Teco Finance, Inc., 6.75%, 5/1/15(3)                        35,065
                                                                    --------------
                                                                         7,734,885
                                                                    --------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.6%
       800,000  AT&T, Inc., 6.80%, 5/15/36(3)                              687,782
       230,000  AT&T, Inc., 6.40%, 5/15/38(3)                              189,038
       130,000  BellSouth Corp., 6.875%, 10/15/31(3)                       108,516
       750,000  British Telecommunications plc, 5.95%, 1/15/18(3)          641,358

------

Strategic Allocation: Moderate

Shares/Principal Amount                                                      Value

     $ 325,000  Citizens Communications Co., 6.25%, 1/14/13(3)            $255,937
       492,000  Embarq Corp., 7.08%, 6/1/16(3)                             349,780
       225,000  Level 3 Financing, Inc., 9.25%, 11/1/14(3)                 119,250
       500,000  Nordic Telephone Co. Holdings ApS, 8.875%,
                5/1/16(3)(6)                                               365,000
       450,000  Qwest Communications International, Inc., Series
                B, 7.50%, 2/14/14(3)                                       294,750
       745,000  Qwest Corp., 7.875%, 9/1/11(3)                             618,350
       270,000  Qwest Corp., 7.50%, 10/1/14(3)                             209,250
       100,000  Syniverse Technologies, Inc., Series B, 7.75%,
                8/15/13(3)                                                  58,500
     1,250,000  Telecom Italia Capital SA, 4.00%, 1/15/10(3)             1,131,546
       660,000  Telefonica Emisiones SAU, 7.05%, 6/20/36(3)                547,723
       684,000  Verizon Communications, Inc., 5.55%, 2/15/16(3)            592,201
       510,000  Verizon Communications, Inc., 5.50%, 2/15/18(3)            425,401
       486,000  Verizon Communications, Inc., 6.25%, 4/1/37(3)             383,186
       770,000  Verizon Communications, Inc., 6.40%, 2/15/38(3)            625,773
                                                                    --------------
                                                                         7,603,341
                                                                    --------------
ELECTRIC UTILITIES -- 0.3%
     1,117,000  Carolina Power & Light Co., 5.15%, 4/1/15(3)             1,076,674
       543,000  Carolina Power & Light Co., 5.25%, 12/15/15(3)             527,798
       902,000  Cleveland Electric Illuminating Co. (The),
                5.70%, 4/1/17(3)                                           699,392
       325,000  Edison Mission Energy, 7.00%, 5/15/17(3)                   245,375
       599,000  Florida Power Corp., 4.50%, 6/1/10(3)                      589,777
       510,000  Florida Power Corp., 6.35%, 9/15/37(3)                     488,667
       776,000  Southern California Edison Co., 5.625%, 2/1/36(3)          705,590
       420,000  Toledo Edison Co., 6.15%, 5/15/37(3)                       310,258
                                                                    --------------
                                                                         4,643,531
                                                                    --------------
ELECTRICAL EQUIPMENT -- 0.1%
       325,000  Baldor Electric Co., 8.625%, 2/15/17(3)                    240,500
       760,000  Rockwell Automation, Inc., 6.25%, 12/1/37(3)               723,477
                                                                    --------------
                                                                           963,977
                                                                    --------------

Shares/Principal Amount                                                      Value

FOOD & STAPLES RETAILING -- 0.3%
     $ 350,000  SUPERVALU, INC., 7.50%, 11/15/14(3)                       $274,750
     1,030,000  SYSCO Corp., 4.20%, 2/12/13(3)                           1,000,068
       480,000  Wal-Mart Stores, Inc., 4.25%, 4/15/13(3)                   482,198
       654,000  Wal-Mart Stores, Inc., 5.875%, 4/5/27(3)                   613,266
       810,000  Wal-Mart Stores, Inc., 6.50%, 8/15/37(3)                   791,886
       480,000  Wal-Mart Stores, Inc., 6.20%, 4/15/38(3)                   460,882
                                                                    --------------
                                                                         3,623,050
                                                                    --------------
FOOD PRODUCTS -- 0.3%
       770,000  Cargill, Inc., 5.20%, 1/22/13(3)(6)                        698,397
       910,000  General Mills, Inc., 5.65%, 9/10/12(3)                     900,000
       760,000  Kellogg Co., 5.125%, 12/3/12(3)                            748,154
       520,000  Kellogg Co., Series B, 6.60%, 4/1/11(3)                    528,783
       810,000  Kraft Foods, Inc., 6.00%, 2/11/13(3)                       793,093
       350,000  Smithfield Foods, Inc., 7.75%, 7/1/17(3)                   184,625
                                                                    --------------
                                                                         3,853,052
                                                                    --------------
GAS UTILITIES(2)
       300,000  Pacific Energy Partners LP/Pacific Energy
                Finance Corp., 7.125%, 6/15/14(3)                          278,180
                                                                    --------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 0.2%
     1,160,000  Baxter Finco BV, 4.75%, 10/15/10(3)                      1,152,220
     1,130,000  Baxter International, Inc., 5.90%, 9/1/16(3)             1,146,081
       470,000  Baxter International, Inc., 5.375%, 6/1/18(3)              454,407
       510,000  Baxter International, Inc., 6.25%, 12/1/37(3)              479,268
                                                                    --------------
                                                                         3,231,976
                                                                    --------------
HEALTH CARE PROVIDERS & SERVICES -- 0.1%
       275,000  Bausch & Lomb, Inc., 9.875%, 11/1/15(3)                    213,125
       175,000  Biomet, Inc, 11.625%, 10/14/17(3)                          132,125
       200,000  Biomet, Inc, 10.00%, 10/15/17(3)                           181,000
       150,000  Community Health Systems, Inc., 8.875%,
                7/15/15(3)                                                 121,125
        25,000  Fresenius Medical Care Capital Trust IV, 7.875%,
                6/15/11(3)                                                  22,875

------

Strategic Allocation: Moderate

Shares/Principal Amount                                                      Value

     $ 125,000  HCA, Inc., 9.25%, 11/14/16(3)                             $101,875
       755,000  Laboratory Corp. of America Holdings, 5.625%,
                12/15/15(3)                                                637,067
       125,000  Omnicare, Inc., 6.875%, 12/15/15(3)                        101,875
       200,000  Sun Healthcare Group, Inc., 9.125%, 4/15/15(3)             167,000
                                                                    --------------
                                                                         1,678,067
                                                                    --------------
HOTELS, RESTAURANTS & LEISURE -- 0.3%
       238,569  Eldorado Casino Shreveport PIK, 10.00%, 8/1/12             211,134
        75,000  Mandalay Resort Group, 6.375%, 12/15/11(3)                  42,375
     1,220,000  McDonald's Corp., 5.35%, 3/1/18(3)                       1,195,098
       530,000  McDonald's Corp., 6.30%, 10/15/37(3)                       501,415
       565,000  MGM Mirage, 8.50%, 9/15/10(3)                              323,462
       350,000  MGM Mirage, 6.75%, 9/1/12(3)                               190,750
       570,000  Royal Caribbean Cruises Ltd., 7.00%, 6/15/13(3)            344,850
       350,000  Royal Caribbean Cruises Ltd., 6.875%, 12/1/13(3)           211,750
       367,000  Six Flags Operations, Inc., 12.25%, 7/15/16(3)(6)          157,810
        44,000  Universal City Development Partners, 11.75%,
                4/1/10(3)                                                   28,710
        25,000  Universal City Florida Holding Co. I/II, 8.375%,
                5/1/10(3)                                                   11,625
       530,000  Yum! Brands, Inc., 6.875%, 11/15/37(3)                     371,403
                                                                    --------------
                                                                         3,590,382
                                                                    --------------
HOUSEHOLD DURABLES -- 0.1%
        70,000  D.R. Horton, Inc., 5.625%, 9/15/14(3)                       47,600
       500,000  KB Home, 6.375%, 8/15/11(3)                                372,500
       500,000  Pulte Homes, Inc., 7.875%, 8/1/11(3)                       430,000
       175,000  Sealy Mattress Co., 8.25%, 6/15/14(3)                       96,250
        95,000  Simmons Co., 0.00%, 12/15/09(3)(7)                          19,475
                                                                    --------------
                                                                           965,825
                                                                    --------------
HOUSEHOLD PRODUCTS(2)
       540,000  Kimberly-Clark Corp., 6.125%, 8/1/17(3)                    544,274
                                                                    --------------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS(2)
       325,000  AES Corp. (The), 8.00%, 10/15/17(3)                        225,875

Shares/Principal Amount                                                      Value

     $ 350,000  Reliant Energy, Inc., 7.625%, 6/15/14(3)                  $269,500
                                                                    --------------
                                                                           495,375
                                                                    --------------
INDUSTRIAL CONGLOMERATES -- 0.2%
       530,000  General Electric Co., 5.25%, 12/6/11(3)                    486,513
     1,719,000  General Electric Co., 5.00%, 2/1/13(3)                   1,686,184
       250,000  Harland Clarke Holdings Corp., 9.50%, 5/15/15(3)           111,250
        30,000  Icahn Enterprises LP/Icahn Enterprises Finance
                Corp., 7.125%, 2/15/13(3)                                   18,225
                                                                    --------------
                                                                         2,302,172
                                                                    --------------
INSURANCE -- 0.4%
       400,000  Fairfax Financial Holdings Ltd., 7.75%,
                6/15/17(3)                                                 338,500
       952,000  Hartford Financial Services Group, Inc. (The),
                5.375%, 3/15/17(3)                                         651,424
       490,000  Hartford Financial Services Group, Inc. (The),
                6.30%, 3/15/18(3)                                          346,539
       700,000  Lincoln National Corp., 6.30%, 10/9/37(3)                  448,518
     1,620,000  MetLife Global Funding I, 5.125%, 4/10/13(3)(6)          1,455,052
     1,180,000  New York Life Global Funding, 4.65%, 5/9/13(3)(6)        1,124,695
       600,000  Prudential Financial, Inc., 5.40%, 6/13/35(3)              366,011
       540,000  Travelers Cos., Inc. (The), 6.25%, 6/15/37(3)              429,691
                                                                    --------------
                                                                         5,160,430
                                                                    --------------
INTERNET & CATALOG RETAIL(2)
        56,000  Visant Corp., 7.625%, 10/1/12(3)                            45,080
                                                                    --------------
IT SERVICES(2)
       490,000  SunGard Data Systems, Inc., 9.125%, 8/15/13(3)             382,200
       325,000  SunGard Data Systems, Inc., 10.25%, 8/15/15(3)             190,125
                                                                    --------------
                                                                           572,325
                                                                    --------------
MACHINERY(2)
       530,000  Caterpillar Financial Services Corp., 4.85%,
                12/7/12(3)                                                 504,472
       125,000  SPX Corp., 7.625%, 12/15/14(3)(6)                          102,031
                                                                    --------------
                                                                           606,503
                                                                    --------------
MEDIA -- 0.7%
       400,000  Cablevision Systems Corp., Series B, 8.00%,
                4/15/12(3)                                                 330,000

------

Strategic Allocation: Moderate

Shares/Principal Amount                                                      Value

     $ 806,000  CCH I, LLC/CCH I Capital Corp., 11.00%,
                10/1/15(3)                                                $217,620
       625,000  Cinemark, Inc., 0.00%, 3/15/09(3)(7)                       515,625
     1,100,000  Comcast Corp., 5.90%, 3/15/16(3)                           961,003
       470,000  Comcast Corp., 5.70%, 5/15/18(3)                           395,403
       470,000  Comcast Corp., 6.40%, 5/15/38(3)                           371,006
       315,000  CSC Holdings, Inc., 6.75%, 4/15/12(3)                      265,387
       403,000  CSC Holdings, Inc., Series B, 8.125%, 8/15/09(3)           387,888
       500,000  DIRECTV Holdings LLC/DIRECTV Financing Co.,
                8.375%, 3/14/13(3)                                         462,500
       125,000  Intelsat Jackson Holdings Ltd., 8.875%,
                1/15/15(6)                                                 105,000
       275,000  Mediacom LLC/Mediacom Capital Corp., 9.50%,
                1/15/13(3)                                                 226,875
       680,000  Pearson Dollar Finance Two plc, 6.25%,
                5/6/18(3)(6)                                               594,504
       141,000  R.H. Donnelley, Inc., 11.75%, 5/15/15(3)(6)                 38,070
     1,662,000  Rogers Cable, Inc., 6.25%, 6/15/13(3)                    1,584,737
        50,000  Rogers Cable, Inc., 7.875%, 5/1/12(3)                       50,510
     1,030,000  Time Warner Cable, Inc., 5.40%, 7/2/12(3)                  944,157
     1,180,000  Time Warner Cable, Inc., 6.75%, 7/1/18(3)                1,036,646
       450,000  Time Warner, Inc., 5.50%, 11/15/11(3)                      405,903
       130,000  Time Warner, Inc., 7.625%, 4/15/31(3)                      112,027
                                                                    --------------
                                                                         9,004,861
                                                                    --------------
METALS & MINING -- 0.2%
       760,000  ArcelorMittal, 6.125%, 6/1/18(3)                           526,317
       325,000  Freeport-McMoRan Copper & Gold, Inc., 8.25%,
                4/1/15(3)                                                  235,888
     1,420,000  Rio Tinto Finance USA Ltd., 5.875%, 7/15/13(3)           1,104,807
       350,000  Tube City IMS Corp., 9.75%, 2/1/15(3)                      176,750
       444,000  Xstrata Finance Canada Ltd., 5.80%,
                11/15/16(3)(6)                                             342,340
                                                                    --------------
                                                                         2,386,102
                                                                    --------------
MULTI-UTILITIES -- 0.4%
       530,000  CenterPoint Energy Resources Corp., 6.125%,
                11/1/17(3)                                                 425,667

Shares/Principal Amount                                                      Value

     $ 680,000  CenterPoint Energy Resources Corp., 6.25%,
                2/1/37(3)                                                 $442,194
       130,000  CenterPoint Energy Transition Bond Co. II LLC,
                Class A4, 5.17%, 8/1/19(3)                                 126,537
       581,000  Dominion Resources, Inc., 4.75%, 12/15/10(3)               559,907
       490,000  Dominion Resources, Inc., 6.40%, 6/15/18(3)                437,204
       225,000  Energy Future Holdings Corp., 10.875%,
                11/1/17(3)(6)                                              146,250
     1,060,000  NSTAR Electric Co., 5.625%, 11/15/17(3)                    971,545
       970,000  Pacific Gas & Electric Co., 4.20%, 3/1/11(3)               938,155
       367,000  Pacific Gas & Electric Co., 5.80%, 3/1/37(3)               308,036
       490,000  Pacific Gas & Electric Co., 6.35%, 2/15/38(3)              435,202
                                                                    --------------
                                                                         4,790,697
                                                                    --------------
MULTILINE RETAIL -- 0.1%
       450,000  Couche-Tard US LP/ Couche-Tard Finance Corp.,
                7.50%, 12/15/13(3)                                         343,125
       395,000  Federated Retail Holdings, Inc., 5.35%,
                3/15/12(3)                                                 276,850
        25,000  J.C. Penney Corp., Inc., 6.875%, 10/15/15(3)                20,109
       520,000  Kohl's Corp., 6.875%, 12/15/37(3)                          353,855
       860,000  Macy's Retail Holdings, Inc., 5.875%, 1/15/13(3)           567,787
                                                                    --------------
                                                                         1,561,726
                                                                    --------------
OIL, GAS & CONSUMABLE FUELS -- 0.6%
       530,000  Canadian Natural Resources Ltd., 5.70%,
                5/15/17(3)                                                 451,508
       520,000  Canadian Natural Resources Ltd., 6.75%, 2/1/39(3)          413,301
       125,000  Chesapeake Energy Corp., 7.625%, 7/15/13(3)                100,625
       450,000  Chesapeake Energy Corp., 7.50%, 6/15/14(3)                 353,250
       980,000  Enbridge Energy Partners LP, Series B, 6.50%,
                4/15/18(3)                                                 804,398
     1,117,000  Enterprise Products Operating LP, 4.95%,
                6/1/10(3)                                                1,070,209
       570,000  Enterprise Products Operating LP, 6.30%,
                9/15/17(3)                                                 469,224
       550,000  Forest Oil Corp., 7.75%, 5/1/14(3)                         440,000
        70,000  Kerr-McGee Corp., 6.95%, 7/1/24(3)                          58,123
       230,000  Massey Energy Co., 6.875%, 12/15/13(3)                     156,975

------

Strategic Allocation: Moderate

Shares/Principal Amount                                                      Value

     $ 510,000  Nexen, Inc., 6.40%, 5/15/37(3)                            $369,576
       100,000  PetroHawk Energy Corp., 7.875%, 6/1/15(3)(6)                71,000
     1,379,000  Premcor Refining Group, Inc. (The), 6.125%,
                5/1/11(3)                                                1,393,405
       275,000  Range Resources Corp., 7.375%, 7/15/13(3)                  243,375
        75,000  Range Resources Corp., 6.375%, 3/15/15(3)                   60,375
       350,000  Sabine Pass LNG LP, 7.50%, 11/29/16(3)                     243,250
       260,000  TransCanada PipeLines Ltd., 6.20%, 10/15/37(3)             199,607
       200,000  Williams Cos., Inc.(The), 8.125%, 3/15/12(3)               174,000
       770,000  XTO Energy, Inc., 5.30%, 6/30/15(3)                        681,736
       612,000  XTO Energy, Inc., 6.10%, 4/1/36(3)                         463,330
       240,000  XTO Energy, Inc., 6.375%, 6/15/38(3)                       187,758
                                                                    --------------
                                                                         8,405,025
                                                                    --------------
PAPER & FOREST PRODUCTS -- 0.1%
       269,000  Boise Cascade LLC, 7.125%, 10/15/14(3)                     151,985
       550,000  Georgia-Pacific Corp., 7.70%, 6/15/15(3)                   420,750
       175,000  Georgia-Pacific Corp., 7.125%, 1/14/17(3)(6)               129,500
       200,000  Verso Paper Holdings LLC/Verso Paper, Inc.,
                Series B, 9.125%, 8/1/14(3)                                 97,000
                                                                    --------------
                                                                           799,235
                                                                    --------------
PHARMACEUTICALS -- 0.5%
     1,015,000  Abbott Laboratories, 5.875%, 5/15/16(3)                  1,042,976
       480,000  Abbott Laboratories, 5.60%, 11/29/17(3)                    480,501
     1,480,000  AstraZeneca plc, 5.40%, 9/15/12(3)                       1,532,682
       790,000  AstraZeneca plc, 5.90%, 9/15/17(3)                         785,167
     1,180,000  GlaxoSmithKline Capital, Inc., 4.85%, 5/15/13(3)         1,164,897
       710,000  GlaxoSmithKline Capital, Inc., 6.375%, 5/15/38(3)          673,939
       568,000  Wyeth, 5.95%, 4/1/37(3)                                    519,200
                                                                    --------------
                                                                         6,199,362
                                                                    --------------
REAL ESTATE INVESTMENT TRUSTS (REITS) -- 0.1%
       550,000  Host Hotels & Resorts LP, Series M, 7.00%,
                8/15/12(3)                                                 415,250
     1,100,000  ProLogis, 5.625%, 11/15/16(3)                              409,202
                                                                    --------------
                                                                           824,452
                                                                    --------------

Shares/Principal Amount                                                      Value

ROAD & RAIL -- 0.1%
     $ 465,000  Hertz Corp. (The), 8.875%, 1/1/14(3)                      $242,381
       375,000  Hertz Corp. (The), 10.50%, 1/1/16(3)                       151,875
        29,000  Rent-A-Center, Inc., Series B, Class A, 7.50%,
                5/1/10(3)                                                   27,115
       200,000  Rental Service Corp., 9.50%, 12/1/14(3)                     99,000
       770,000  Union Pacific Corp., 5.75%, 11/15/17(3)                    695,814
       550,000  United Rentals North America, Inc., 6.50%,
                2/15/12(3)                                                 387,750
                                                                    --------------
                                                                         1,603,935
                                                                    --------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT(2)
        53,000  STATS ChipPAC Ltd., 6.75%, 11/15/11(3)                      37,763
                                                                    --------------
SOFTWARE -- 0.2%
       571,000  Intuit, Inc., 5.75%, 3/15/17(3)                            410,992
     1,985,000  Oracle Corp., 5.75%, 4/15/18(3)                          1,863,712
                                                                    --------------
                                                                         2,274,704
                                                                    --------------
SPECIALTY RETAIL -- 0.1%
       375,000  Asbury Automotive Group, Inc., 8.00%, 3/15/14(3)           155,625
       300,000  Asbury Automotive Group, Inc., 7.625%, 3/15/17(3)          121,500
       470,000  GSC Holdings Corp., 8.00%, 10/1/12(3)                      411,250
       530,000  Lowe's Cos., Inc., 5.60%, 9/15/12(3)                       532,962
       275,000  Michaels Stores, Inc., 10.00%, 11/1/14(3)                   88,000
       375,000  Toys "R" Us, Inc., 7.375%, 10/15/18(3)                     155,625
                                                                    --------------
                                                                         1,464,962
                                                                    --------------
TEXTILES, APPAREL & LUXURY GOODS(2)
       575,000  Perry Ellis International, Inc., Series B,
                8.875%, 9/15/13(3)                                         330,625
        38,000  Phillips-Van Heusen Corp., 7.25%, 2/15/11(3)                31,255
                                                                    --------------
                                                                           361,880
                                                                    --------------
TRADING COMPANIES & DISTRIBUTORS(2)
       475,000  Ashtead Capital, Inc., 9.00%, 8/15/16(3)(6)                277,875
                                                                    --------------
WIRELESS TELECOMMUNICATION SERVICES -- 0.2%
       200,000  Alltel Corp., 7.00%, 7/1/12(3)                             189,000
       225,000  Cricket Communications, Inc., 9.375%, 11/1/14(3)           179,719
       500,000  MetroPCS Wireless, Inc., 9.25%, 11/1/14(3)                 412,500

------

Strategic Allocation: Moderate

Shares/Principal Amount                                                      Value

     $ 930,000  Rogers Communications, Inc., 6.80%, 8/15/18(3)            $834,773
       440,000  Verizon Wireless, 8.50%, 11/15/18(3)(6)                    444,692
       705,000  Vodafone Group plc, 5.625%, 2/27/17(3)                     600,047
                                                                    --------------
                                                                         2,660,731
                                                                    --------------
TOTAL CORPORATE BONDS
(Cost $136,711,346)                                                    115,267,939
                                                                    --------------

Commercial Paper(9) -- 4.4%

     3,900,000  Allied Irish Banks N.A., 2.71%, 5/18/09(3)(6)            3,851,913
     4,000,000  American Honda Finance Corp., 1.80%, 12/5/08(3)          3,999,040
     3,900,000  BASF SE, 1.75%, 1/27/09(3)(6)                            3,885,648
     3,900,000  BMW US Capital LLC, 1.91%, 1/15/09(3)(6)                 3,889,275
     4,000,000  Chariot Funding LLC, 1.40%, 1/13/09(3)(6)                3,988,880
     3,900,000  Chevron Funding Corp., 0.65%, 12/12/08(3)                3,898,908
     3,900,000  Crown Point Capital LLC, 2.41%, 1/23/09(3)(6)            3,886,350
     4,000,000  Enterprise Funding Co., 1.55%, 1/7/09(3)(6)              3,990,640
     3,900,000  Jupiter Securitization Co. LLC, 1.00%,
                12/22/08(3)(6)                                           3,894,657
     3,900,000  Legacy Capital LLC, 2.41%, 1/2/09(3)(6)                  3,892,044
     3,900,000  Lexington Parker Capital, 1.55%, 12/18/08(3)(6)          3,895,593
     2,700,000  Microsoft Corp., 0.25%, 12/29/08(3)(6)                   2,698,245
     3,900,000  Salvation Army, 3.75%, 12/19/08(3)                       3,899,883
     3,900,000  Toyota de Puerto Rico Corp., 2.11%, 1/20/09(3)           3,888,573
     3,900,000  Tulip Funding Corp., 1.20%, 12/9/08(3)(6)                3,897,777
                                                                    --------------
TOTAL COMMERCIAL PAPER
(Cost $57,476,594)                                                      57,457,426
                                                                    --------------

U.S. Treasury Securities -- 3.6%

       200,000  U.S. Treasury Bonds, 1.25%, 11/30/10(3)                    200,875
    10,000,000  U.S. Treasury Bonds, 7.125%, 2/15/23(3)                 13,642,190
     9,800,000  U.S. Treasury Inflation Indexed Notes, 3.00%,
                7/15/12(3)                                              11,403,043
     5,600,000  U.S. Treasury Inflation Indexed Notes, 2.00%,
                1/15/14(3)                                               5,972,330

Shares/Principal Amount                                                      Value

   $15,634,000  U.S. Treasury Notes, 2.75%, 10/31/13(3)               $ 16,258,141
       250,000  U.S. Treasury Notes, 4.00%, 8/15/18(3)                     272,617
                                                                    --------------
TOTAL U.S. TREASURY SECURITIES
(Cost $49,195,094)                                                      47,749,196
                                                                    --------------

Commercial Mortgage-Backed Securities(4) -- 2.9%

     3,700,000  Banc of America Commercial Mortgage, Inc.,
                Series 2004-2, Class A3 SEQ, 4.05%, 11/10/38             3,363,518
     2,200,000  Banc of America Commercial Mortgage, Inc.,
                Series 2006-6, Class A3 SEQ, 5.37%, 10/10/45             1,585,744
    13,065,181  Banc of America Commercial Mortgage, Inc. STRIPS
                - COUPON, Series 2004-1, Class XP, VRN, 0.64%,
                12/1/08                                                    167,149
     1,162,460  Banc of America Large Loan, Series 2005 MIB1,
                Class A1, VRN, 1.57%, 12/15/08, resets monthly
                off the 1-month LIBOR plus 0.15% with no caps(6)           875,338
     3,283,602  Bear Stearns Commercial Mortgage Securities
                Trust, Series 2006 BBA7, Class A1, VRN, 1.53%,
                12/15/08, resets monthly off the 1-month LIBOR
                plus 0.11% with no caps(6)                               2,468,502
    23,168,023  Bear Stearns Commercial Mortgage Securities
                Trust STRIPS - COUPON, Series 2004 T16, Class
                X2, VRN, 0.72%, 12/1/08                                    440,489
     2,995,526  Commercial Mortgage Acceptance Corp. STRIPS -
                COUPON, Series 1998 C2, Class X, VRN, 1.69%,
                12/1/08                                                    111,586
       124,591  Commercial Mortgage Pass-Through Certificates,
                Series 2005 F10A, Class A1, VRN, 1.52%,
                12/15/08, resets monthly off the 1-month LIBOR
                plus 0.10% with no caps(6)                                 102,357
     1,900,000  Credit Suisse First Boston Mortgage Securities
                Corp., Series 2001 CK3, Class A4 SEQ, 6.53%,
                6/15/34                                                  1,776,639
     2,400,000  Credit Suisse First Boston Mortgage Securities
                Corp., Series 2002 CKN2, Class A3 SEQ, 6.13%,
                4/15/37                                                  2,150,513

------

Strategic Allocation: Moderate

Shares/Principal Amount                                                      Value

   $ 2,100,000  Credit Suisse Mortgage Capital Certificates,
                Series 2007 TF2A, Class A1, VRN, 1.60%,
                12/15/08, resets monthly off the 1-month LIBOR
                plus 0.18% with no caps(6)                             $ 1,497,395
     3,720,000  Greenwich Capital Commercial Funding Corp.,
                Series 2005 GG3, Class A2 SEQ, 4.31%, 8/10/42            3,491,421
       632,053  Greenwich Capital Commercial Funding Corp.,
                Series 2006 FL4A, Class A1, VRN, 2.45%, 12/5/08,
                resets monthly off the 1-month LIBOR plus 0.09%
                with no caps(6)                                            385,833
       788,814  GS Mortgage Securities Corp. II, Series 2007
                EOP, Class A1, VRN, 2.27%, 12/8/08, resets
                monthly off the 1-month LIBOR plus 0.09% with no
                caps(6)                                                    581,528
     7,000,000  LB-UBS Commercial Mortgage Trust, Series 2003
                C3, Class A3 SEQ, 3.85%, 5/15/27                         6,123,320
     1,764,242  LB-UBS Commercial Mortgage Trust, Series 2004
                C1, Class A2 SEQ, 3.62%, 1/15/29                         1,707,099
     2,887,745  LB-UBS Commercial Mortgage Trust, Series 2004
                C4, Class A2, VRN, 4.57%, 12/11/08                       2,839,571
     3,121,202  LB-UBS Commercial Mortgage Trust, Series 2005
                C2, Class A2 SEQ, 4.82%, 4/15/30                         2,873,385
     4,600,000  LB-UBS Commercial Mortgage Trust, Series 2005
                C3, Class A3 SEQ, 4.65%, 7/15/30                         3,852,910
       421,644  Lehman Brothers Floating Rate Commercial
                Mortgage Trust, Series 2006 LLFA, Class A1, VRN,
                1.50%, 12/15/08, resets monthly off the 1-month
                LIBOR plus 0.08% with no caps(6)                           261,023
     2,002,271  Merrill Lynch Floating Trust, Series 2006-1,
                Class A1, VRN, 1.49%, 12/15/08, resets monthly
                off the 1-month LIBOR plus 0.07% with no caps(6)         1,477,247
        65,802  Washington Mutual Commercial Mortgage Securities
                Trust, Series 2003, Class A SEQ, 3.83%,
                1/25/35(6)                                                  60,321
                                                                    --------------
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(Cost $44,504,532)                                                      38,192,888
                                                                    --------------

Shares/Principal Amount                                                      Value

Collateralized Mortgage Obligations(4) -- 2.3%

PRIVATE SPONSOR COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.9%
   $ 3,245,436  Banc of America Alternative Loan Trust, Series
                2007-2, Class 2A4, 5.75%, 6/25/37                      $ 2,642,809
     9,722,292  Countrywide Home Loan Mortgage Pass-Through
                Trust, Series 2007-16, Class A1, 6.50%, 10/25/37         6,124,623
        62,492  MASTR Alternative Loans Trust, Series 2003-8,
                Class 4A1, 7.00%, 12/25/33                                  52,493
     1,998,467  Thornburg Mortgage Securities Trust, Series
                2006-5, Class A1, VRN, 1.51%, 12/26/08, resets
                monthly off the 1-month LIBOR plus 0.12% with no
                caps                                                     1,655,251
     1,975,000  Washington Mutual Mortgage Pass-Through
                Certificates, Series 2005 AR4, Class A3, VRN,
                4.59%, 12/1/08                                           1,837,281
                                                                    --------------
                                                                        12,312,457
                                                                    --------------
U.S. GOVERNMENT AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 1.4%
     2,658,603  FHLMC, Series 2567, Class OD, 5.00%, 8/15/15             2,682,389
     2,650,000  FHLMC, Series 2926, Class EW SEQ, 5.00%, 1/15/25         2,546,537
       630,423  FHLMC, Series 2937, Class KA, 4.50%, 12/15/14              632,647
     5,966,000  FHLMC, Series 3203, Class VN SEQ, 5.00%, 6/15/22         5,761,829
       758,753  FNMA, Series 2003-52, Class KF SEQ, VRN, 1.80%,
                12/25/08, resets monthly off the 1-month LIBOR
                plus 0.40% with a cap of 7.50%                             745,474
     5,274,048  FNMA, Series 2005-63, Class HA SEQ, 5.00%,
                4/25/23                                                  5,306,767
                                                                    --------------
                                                                        17,675,643
                                                                    --------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $34,399,713)                                                      29,988,100
                                                                    --------------

Municipal Securities -- 2.2%

     5,000,000  California Educational Facilities Auth. Rev.,
                Series 2007 T1, (Stanford University), 5.00%,
                3/15/39                                                  4,773,150
     8,140,000  Clark County School District GO, Series 2004 D,
                (Building Bonds), 5.00%, 12/15/14, Prerefunded
                at 100% of Par (MBIA)(8)                                 9,070,809

------

Strategic Allocation: Moderate

Shares/Principal Amount                                                      Value

   $ 7,890,000  Clark County School District GO, Series 2005 C,
                (Building Bonds), 5.00%, 12/15/15, Prerefunded
                at 100% of Par (FSA)(8)                                $ 8,831,277
     3,325,000  Georgia GO, Series 2008 B, 5.00%, 7/1/18(3)              3,595,855
     1,150,000  Illinois GO, (Taxable Pension), 5.10%, 6/1/33(3)           980,881
     2,060,000  Orange County Housing Finance Auth. Rev., Series
                2002 B, (Millenia), VRDN, 3.49%, 12/18/08 (LOC:
                Keybank N.A.)(3)                                         2,060,000
                                                                    --------------
TOTAL MUNICIPAL SECURITIES
(Cost $28,880,285)                                                      29,311,972
                                                                    --------------

U.S. Government Agency Securities -- 0.9%

ADJUSTABLE-RATE U.S. GOVERNMENT AGENCY SECURITIES -- 0.3%
     3,900,000  FHLB, VRN, 1.58%, 12/1/08(3)                             3,896,966
                                                                    --------------
FIXED-RATE U.S. GOVERNMENT AGENCY SECURITIES -- 0.6%
     3,050,000  FNMA, 3.00%, 7/12/10(3)                                  3,095,347
     4,000,000  FNMA, 4.625%, 10/15/13(3)                                4,287,840
                                                                    --------------
                                                                         7,383,187
                                                                    --------------
TOTAL U.S. GOVERNMENT AGENCY SECURITIES
(Cost $11,116,953)                                                      11,280,153
                                                                    --------------
Asset-Backed Securities(4) -- 0.3%

       311,637  Accredited Mortgage Loan Trust, Series 2006-2,
                Class A1, VRN, 1.44%, 12/26/08, resets monthly
                off the 1-month LIBOR plus 0.04% with no caps              303,124
     2,100,000  CNH Equipment Trust, Series 2007 C, Class A3A
                SEQ, 5.21%, 12/15/11                                     2,056,814
        21,345  GS Auto Loan Trust, Series 2005-1, Class A3,
                4.45%, 5/17/10                                              21,317
       225,526  Long Beach Mortgage Loan Trust, Series 2006-6,
                Class 2A1, VRN, 1.44%, 12/26/08, resets monthly
                off the 1-month LIBOR plus 0.04% with no caps              222,012
       662,905  SLM Student Loan Trust, Series 2006-5, Class A2,
                VRN, 3.53%, 1/26/09, resets quarterly off the
                3-month LIBOR minus 0.01% with no caps                     656,518

Shares/Principal Amount                                                      Value

     $ 613,412  SLM Student Loan Trust, Series 2006-10, Class
                A2, VRN, 3.55%, 1/26/09, resets quarterly off
                the 3-month LIBOR plus 0.01% with no caps                 $612,818
       269,068  USAA Auto Owner Trust, Series 2006-1, Class A3,
                5.01%, 9/15/10                                             268,056
       123,878  World Omni Auto Receivables Trust, Series 2006
                A, Class A3, 5.01%, 10/15/10                               123,716
                                                                    --------------
TOTAL ASSET-BACKED SECURITIES
(Cost $4,327,660)                                                        4,264,375
                                                                    --------------

Sovereign Governments & Agencies(2)

       130,000  Hydro Quebec, 8.40%, 1/15/22(3)                            162,683
        75,120  Overseas Private Investment Corp., 4.10%,
                11/15/14(3)                                                 75,976
                                                                    --------------
TOTAL SOVEREIGN GOVERNMENTS & AGENCIES
(Cost $228,858)                                                            238,659
                                                                    --------------

Temporary Cash Investments - Segregated for Futures Contracts -- 1.1%

     4,506,000  FHLB Discount Notes, 1.15%, 4/16/09(3)(9)                4,489,404
    10,500,000  FHLB Discount Notes, 0.75%, 2/20/09(3)(9)               10,489,962
                                                                    --------------
TOTAL TEMPORARY CASH INVESTMENTS - SEGREGATED FOR FUTURES
CONTRACTS
(Cost $14,968,704)                                                      14,979,366
                                                                    --------------

Temporary Cash Investments -- 3.3%

     4,000,000  FHLB Discount Notes, 1.82%, 5/15/09(3)(9)                3,980,292
    39,744,491  JPMorgan U.S. Treasury Plus Money Market Fund
                Agency Shares(3)                                        39,744,491
                                                                    --------------
TOTAL TEMPORARY CASH INVESTMENTS
(Cost $43,711,492)                                                      43,724,783
                                                                    --------------
TOTAL INVESTMENT SECURITIES -- 101.1%
(Cost $1,527,286,204)                                                1,335,503,781
                                                                    --------------
OTHER ASSETS AND LIABILITIES -- (1.1)%                                (14,094,419)
                                                                    --------------
TOTAL NET ASSETS -- 100.0%                                          $1,321,409,362
                                                                    ==============

------

Strategic Allocation: Moderate

Futures Contracts
                              Expiration      Underlying Face     Unrealized Gain
   Contracts Purchased           Date         Amount at Value          (Loss)
     101  S&P 500 E-Mini
          Futures           December 2008       $ 4,521,265         $(1,062,409)
      60  U.S. Treasury
          5-Year Notes        March 2009         7,002,656            105,334
                                               --------------      --------------
                                                $11,523,921         $ (957,075)
                                               ==============      ==============

Swap Agreements
                                                     Expiration      Unrealized
Notional Amount  Description of Agreement               Date         Gain (Loss)

CREDIT DEFAULT
      $ 530,000  Pay quarterly a fixed rate          March 2013        $ 6,541
                 equal to 0.70% multiplied by
                 the notional amount and receive
                 from Barclays Bank plc upon
                 each default event of Rohm &
                 Haas Co., par value of the
                 proportional notional amount of
                 Rohm & Haas Co., 7.85%, 7/15/29.
      2,070,000  Pay quarterly a fixed rate          June 2013         17,417
                 equal to 0.60% multiplied by
                 the notional amount and receive
                 from Deutsche Bank AG upon each
                 default event of Marsh &
                 McLennan Cos., Inc., par value
                 of the proportional notional
                 amount of Marsh & McLennan
                 Cos., Inc., 5.375%, 7/15/14.
      1,442,000  Pay quarterly a fixed rate        December 2013       76,692
                 equal to 0.59% multiplied by
                 the notional amount and receive
                 from Deutsche Bank AG upon each
                 default event of Hartford
                 Financial Services Group, Inc.,
                 par value of the proportional
                 notional amount of Hartford
                 Financial Services Group, Inc.,
                 4.75%, 3/1/14.
      5,800,000  Pay quarterly a fixed rate          March 2017        236,520
                 equal to 0.12% multiplied by
                 the notional amount and receive
                 from Barclays Bank plc upon
                 each default event of Pfizer,
                 Inc., par value of the
                 proportional notional amount of
                 Pfizer, Inc., 4.65%, 3/1/18.
                                                                   --------------
                                                                      $337,170
                                                                   ==============

------

Strategic Allocation: Moderate

Notes to Schedule of Investments

ADR = American Depositary Receipt

BDR = Brazilian Depositary Receipt

CVA = Certificaten Van Aandelen

EAFE = Europe, Australasia, and Far East

ETF = Exchange Traded Fund

FHLB = Federal Home Loan Bank

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

FSA = Financial Security Assurance, Inc.

GDR = Global Depositary Receipt

GMAC = General Motors Acceptance Corporation

GNMA = Government National Mortgage Association

GO = General Obligation

LB-UBS = Lehman Brothers, Inc. -- UBS AG

LIBOR = London Interbank Offered Rate

LOC = Letter of Credit

MASTR = Mortgage Asset Securitization Transactions, Inc.

MBIA = MBIA Insurance Corporation

MSCI = Morgan Stanley Capital International

NVDR = Non-Voting Depositary Receipt

OJSC = Open Joint Stock Company

PIK = Payment in Kind

resets = The frequency with which a security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

SEQ = Sequential Payer

SPDR = Standard & Poor's Depositary Receipts

STRIPS = Separate Trading of Registered Interest and Principal of Securities

VRDN = Variable Rate Demand Note. Interest reset date is indicated. Rate shown is effective November 30, 2008.

VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective November 30, 2008.

(1) Non-income producing.

(2) Category is less than 0.05% of total net assets.

(3) Security, or portion thereof, has been segregated for forward commitments, futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $47,219,000.

(4) Final maturity indicated, unless otherwise noted.

(5) Forward commitment.

(6) Security was purchased under Rule 144A or Section 4(2) of the Securities
Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of these securities at November 30, 2008 was
$57,976,638, which represented 4.4% of total net assets.

(7) Step-coupon security. These securities are issued with a zero-coupon and become interest bearing at a predetermined rate and date and are issued at a substantial discount from their value at maturity. Interest reset or final maturity date is indicated, as applicable. Rate shown is effective November
30, 2008.

(8) Escrowed to maturity in U.S. government securities or state and local government securities.

(9) The rate indicated is the yield to maturity at purchase.

Industry classifications are unaudited.

See Notes to Financial Statements.

------

SCHEDULE OF INVESTMENTS
Strategic Allocation: Aggressive

NOVEMBER 30, 2008

Shares/Principal Amount                                                      Value

Common Stocks & Rights -- 75.9%

AEROSPACE & DEFENSE -- 1.2%
       69,330  BAE Systems plc                                           $ 381,093
      224,323  Cobham plc                                                  615,781
       22,780  Finmeccanica SpA                                            285,374
       20,029  General Dynamics Corp.                                    1,034,898
       19,483  Goodrich Corp.                                              655,603
       48,730  Honeywell International, Inc.                             1,357,618
        1,633  L-3 Communications Holdings, Inc.                           109,689
       33,091  Northrop Grumman Corp.                                    1,355,076
       57,765  Raytheon Co.                                              2,818,932
                                                                    --------------
                                                                         8,614,064
                                                                    --------------
AIR FREIGHT & LOGISTICS -- 0.6%
        2,257  C.H. Robinson Worldwide, Inc.                               115,288
       22,778  FedEx Corp.                                               1,609,266
       49,902  United Parcel Service, Inc., Class B                      2,874,354
                                                                    --------------
                                                                         4,598,908
                                                                    --------------
AIRLINES -- 0.6%
       15,400  Alaska Air Group, Inc.(1)                                   353,430
       82,000  AMR Corp.(1)                                                719,960
       44,600  Continental Airlines, Inc., Class B(1)                      654,728
      130,050  Delta Air Lines, Inc.(1)                                  1,145,741
       63,200  JetBlue Airways Corp.(1)                                    331,168
       33,513  Ryanair Holdings plc ADR(1)                                 880,051
       28,669  Southwest Airlines Co.                                      247,987
                                                                    --------------
                                                                         4,333,065
                                                                    --------------
AUTO COMPONENTS -- 0.2%
       42,000  BorgWarner, Inc.                                            993,720
        7,350  Compagnie Generale des Etablissements Michelin,
               Class B                                                     352,798
        2,909  Magna International, Inc., Class A                           81,772
       22,502  TRW Automotive Holdings Corp.(1)                             80,107
                                                                    --------------
                                                                         1,508,397
                                                                    --------------
AUTOMOBILES -- 0.2%
       29,100  Honda Motor Co. Ltd.                                        639,626
        9,100  Hyundai Motor Co.                                           257,390
       12,500  Toyota Motor Corp.                                          393,387
                                                                    --------------
                                                                         1,290,403
                                                                    --------------
BEVERAGES -- 1.6%
       89,812  Anadolu Efes Biracilik Ve Malt Sanayii AS                   707,605

Shares/Principal Amount                                                      Value

       25,359  Anheuser-Busch InBev NV                                   $ 417,357
       49,493  Cia Cervecerias Unidas SA                                   276,887
      124,391  Coca-Cola Co. (The)                                       5,830,206
       10,440  Coca-Cola Hellenic Bottling Co. SA                          162,474
       31,006  Dr. Pepper Snapple Group, Inc.(1)                           500,437
      100,254  Grupo Modelo SAB de CV                                      254,585
        4,822  Hite Brewery Co. Ltd.(1)                                    594,059
       19,200  Pepsi Bottling Group, Inc.                                  347,328
       41,011  PepsiCo, Inc.                                             2,325,324
       25,500  United Spirits Ltd.(1)                                      436,472
                                                                    --------------
                                                                        11,852,734
                                                                    --------------
BIOTECHNOLOGY -- 1.7%
       45,900  Alexion Pharmaceuticals, Inc.(1)                          1,544,994
       52,723  Amgen, Inc.(1)                                            2,928,235
       18,569  Celgene Corp.(1)                                            967,445
       17,574  Cephalon, Inc.(1)                                         1,291,338
       94,590  CSL Ltd.                                                  2,177,798
       15,700  Genentech, Inc.(1)                                        1,202,620
       50,877  Gilead Sciences, Inc.(1)                                  2,278,781
                                                                    --------------
                                                                        12,391,211
                                                                    --------------
BUILDING PRODUCTS(2)
       11,622  Masco Corp.                                                 111,339
                                                                    --------------
CAPITAL MARKETS -- 2.0%
       17,404  AllianceBernstein Holding L.P.                              306,484
        9,288  Ameriprise Financial, Inc.                                  171,456
       49,430  Bank of New York Mellon Corp. (The)                       1,493,280
        5,268  BlackRock, Inc.                                             662,240
       69,435  Charles Schwab Corp. (The)                                1,272,744
        8,920  Credit Suisse Group AG                                      261,827
       12,100  EFG International AG                                        193,296
       13,041  Goldman Sachs Group, Inc. (The)                           1,030,109
        9,836  Janus Capital Group, Inc.                                    80,163
       31,470  Julius Baer Holding AG                                    1,039,649
       41,562  Knight Capital Group, Inc., Class A(1)                      687,851
       52,658  Lazard Ltd., Class A                                      1,646,090
       18,164  Legg Mason, Inc.                                            327,315
      143,873  Man Group plc                                               560,304
       76,868  Merrill Lynch & Co., Inc.                                 1,016,195
       39,761  Morgan Stanley                                              586,475
       36,543  Northern Trust Corp.                                      1,676,959
       25,038  Raymond James Financial, Inc.                               550,085
       14,418  State Street Corp.                                          607,142

------

Strategic Allocation: Aggressive

Shares/Principal Amount                                                      Value

       19,866  Stifel Financial Corp.(1)                                 $ 854,437
        2,906  T. Rowe Price Group, Inc.                                    99,414
                                                                    --------------
                                                                        15,123,515
                                                                    --------------
CHEMICALS -- 1.5%
        1,995  Air Products & Chemicals, Inc.                               95,281
       14,261  Ashland, Inc.                                               136,193
        2,808  DC Chemical Co. Ltd.                                        385,574
       31,490  du Pont (E.I.) de Nemours & Co.                             789,139
        4,393  FMC Corp.                                                   191,974
       13,986  International Flavors & Fragrances, Inc.                    427,132
        9,387  K+S AG                                                      425,680
        7,830  Linde AG                                                    574,785
        1,760  Minerals Technologies, Inc.                                  82,632
       58,749  Monsanto Co.                                              4,652,921
       11,400  PPG Industries, Inc.                                        500,688
        8,800  Scotts Miracle-Gro Co. (The), Class A                       284,768
       14,656  Syngenta AG                                               2,606,895
        5,630  Terra Industries, Inc.                                       82,817
                                                                    --------------
                                                                        11,236,479
                                                                    --------------
COMMERCIAL BANKS -- 3.0%
       22,743  Associated Banc-Corp.                                       494,205
       58,300  Banco Bradesco SA                                           619,262
      122,013  Banco Santander SA                                        1,003,525
        7,022  BB&T Corp.                                                  210,449
       18,180  BNP Paribas                                               1,007,905
      763,000  China Construction Bank Corp., H Shares                     398,722
      775,500  China Merchants Bank Co. Ltd. H Shares                    1,245,385
       20,842  Credicorp Ltd.                                              910,795
      386,002  Grupo Financiero Banorte, SAB de CV                         600,813
       12,900  Hancock Holding Co.                                         556,119
       36,900  Hang Seng Bank Ltd.                                         472,222
       77,017  HSBC Holdings plc                                           827,744
    2,616,000  Industrial & Commercial Bank of China Ltd.
               H Shares                                                  1,286,659
      151,220  Intesa Sanpaolo SpA                                         457,266
      222,000  Kasikornbank PCL NVDR                                       268,736
       11,770  KBC Groep NV                                                357,107
        5,237  Komercni Banka AS                                           786,966
        3,064  Marshall & Ilsley Corp.                                      47,339
       53,137  National Bank of Greece SA                                1,015,194
       48,900  National City Corp.                                          98,289
        2,308  PNC Financial Services Group, Inc.                          121,793

Shares/Principal Amount                                                      Value

       68,100  Powszechna Kasa Oszczednosci Bank Polski SA               $ 739,987
    2,838,000  PT Bank Central Asia Tbk                                    639,125
        5,746  Royal Bank of Canada                                        186,975
       35,930  Standard Chartered plc                                      469,713
       11,845  Standard Chartered plc Rights(1)                             74,690
           70  Sumitomo Mitsui Financial Group, Inc.                       256,791
        2,986  SunTrust Banks, Inc.                                         94,746
       57,640  TCF Financial Corp.                                         962,588
      288,383  Turkiye Garanti Bankasi AS(1)                               424,401
       26,503  U.S. Bancorp.                                               715,051
       13,000  UMB Financial Corp.                                         621,530
       83,400  Unibanco-Uniao de Bancos Brasileiros SA                     531,885
       58,000  United Overseas Bank Ltd.                                   503,721
       12,235  Valley National Bancorp.                                    236,503
      116,345  Wells Fargo & Co.                                         3,361,206
                                                                    --------------
                                                                        22,605,407
                                                                    --------------
COMMERCIAL SERVICES & SUPPLIES -- 0.8%
       29,080  Aggreko plc                                                 201,390
        5,230  Allied Waste Industries, Inc.(1)                             56,170
       25,047  Avery Dennison Corp.                                        778,962
       18,800  Copart, Inc.(1)                                             501,396
       54,801  Pitney Bowes, Inc.                                        1,354,133
       20,600  R.R. Donnelley & Sons Co.                                   262,856
        9,619  Republic Services, Inc.                                     230,856
       68,843  Waste Connections, Inc.(1)                                1,943,438
       28,982  Waste Management, Inc.                                      846,274
                                                                    --------------
                                                                         6,175,475
                                                                    --------------
COMMUNICATIONS EQUIPMENT -- 1.3%
      295,683  Cisco Systems, Inc.(1)                                    4,890,597
        3,896  F5 Networks, Inc.(1)                                         97,010
       89,915  Motorola, Inc.                                              387,534
       17,790  Nokia Oyj                                                   251,710
        4,654  Nokia Oyj ADR                                                65,947
       91,183  QUALCOMM, Inc.                                            3,061,013
       29,940  Research In Motion Ltd.(1)                                1,271,552
                                                                    --------------
                                                                        10,025,363
                                                                    --------------
COMPUTERS & PERIPHERALS -- 1.9%
      241,000  Acer, Inc.                                                  307,592
       52,280  Apple, Inc.(1)                                            4,844,788
       32,867  Diebold, Inc.                                               920,276
      175,178  EMC Corp.(1)                                              1,851,631
      147,925  Hewlett-Packard Co.                                       5,218,794
       32,182  Lexmark International, Inc., Class A(1)                     842,525

------

Strategic Allocation: Aggressive

Shares/Principal Amount                                                      Value

        3,433  NCR Corp.(1)                                                $52,113
       24,518  QLogic Corp.(1)                                             260,381
      299,000  Wistron Corp.                                               199,094
                                                                    --------------
                                                                        14,497,194
                                                                    --------------
CONSTRUCTION & ENGINEERING -- 0.6%
       37,600  Aecom Technology Corp.(1)                                   996,024
      270,000  China Communications Construction Co. Ltd.
               H Shares                                                    289,262
      262,000  China Railway Construction Corp., H Shares(1)               355,539
       17,894  EMCOR Group, Inc.(1)                                        282,188
       15,397  Fluor Corp.                                                 701,179
      103,577  Quanta Services, Inc.(1)                                  1,684,163
        7,600  URS Corp.(1)                                                288,496
                                                                    --------------
                                                                         4,596,851
                                                                    --------------
CONSTRUCTION MATERIALS -- 0.2%
    1,784,500  Asia Cement China Holdings Corp.(1)                         785,079
      399,407  Asia Cement Corp.                                           323,920
                                                                    --------------
                                                                         1,108,999
                                                                    --------------
CONSUMER FINANCE -- 0.4%
        9,930  Capital One Financial Corp.                                 341,691
       47,794  Discover Financial Services                                 488,933
      184,300  Redecard SA                                               2,140,664
                                                                    --------------
                                                                         2,971,288
                                                                    --------------
CONTAINERS & PACKAGING -- 0.4%
       40,066  Bemis Co., Inc.                                           1,082,583
       80,764  Crown Holdings, Inc.(1)                                   1,296,262
       21,500  Pactiv Corp.(1)                                             537,285
        5,145  Rock-Tenn Co., Class A                                      173,747
        2,566  Sonoco Products Co.                                          64,407
                                                                    --------------
                                                                         3,154,284
                                                                    --------------
DISTRIBUTORS -- 0.1%
        9,453  Genuine Parts Co.                                           370,084
      158,000  Li & Fung Ltd.                                              287,604
                                                                    --------------
                                                                           657,688
                                                                    --------------
DIVERSIFIED -- 0.9%
        6,940  iShares MSCI EAFE Index Fund                                289,190
       79,930  iShares MSCI Emerging Markets Index Fund(3)               1,835,193
      168,080  iShares MSCI Japan Index Fund                             1,455,573
       20,200  Midcap SPDR Trust Series 1(3)                             1,890,518
       34,340  PowerShares QQQ                                           1,000,324
        2,319  Standard & Poor's 500 Depositary Receipt, Series
               1(3)                                                        208,594
                                                                    --------------
                                                                         6,679,392
                                                                    --------------

Shares/Principal Amount                                                      Value

DIVERSIFIED CONSUMER SERVICES -- 1.3%
       17,277  Apollo Group, Inc., Class A(1)                          $ 1,327,564
       15,100  Benesse Corp.                                               638,980
       74,500  Corinthian Colleges, Inc.(1)                              1,197,960
       20,400  DeVry, Inc.                                               1,172,592
       53,113  H&R Block, Inc.                                           1,016,052
       31,900  ITT Educational Services, Inc.(1)                         2,873,552
       14,788  New Oriental Education & Technology Group ADR(1)            763,209
        2,500  Strayer Education, Inc.                                     599,025
                                                                    --------------
                                                                         9,588,934
                                                                    --------------
DIVERSIFIED FINANCIAL SERVICES -- 1.6%
      198,008  Bank of America Corp.                                     3,217,630
      181,206  Citigroup, Inc.                                           1,502,198
        9,240  Deutsche Boerse AG                                          664,521
       15,700  IntercontinentalExchange, Inc.(1)                         1,155,520
      141,307  JPMorgan Chase & Co.                                      4,473,779
       10,811  McGraw-Hill Cos., Inc. (The)                                270,275
      448,153  Power Finance Corp. Ltd.                                    999,314
                                                                    --------------
                                                                        12,283,237
                                                                    --------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 2.2%
      231,105  AT&T, Inc.                                                6,600,358
        1,855  CenturyTel, Inc.                                             49,269
       59,418  Deutsche Telekom AG                                         827,149
        9,080  Embarq Corp.                                                296,371
       32,800  Global Village Telecom Holding SA(1)                        371,062
      104,510  Koninklijke KPN NV                                        1,445,394
      187,000  Magyar Telekom Telecommuncations plc                        553,465
       34,800  Telefonica O2 Czech Republic AS                             757,165
       55,510  Telefonica SA                                             1,127,311
      144,897  Telekomunikacja Polska SA                                   950,531
      253,310  Telstra Corp. Ltd.                                          676,223
       93,757  Verizon Communications, Inc.                              3,061,166
        5,532  Windstream Corp.                                             49,014
                                                                    --------------
                                                                        16,764,478
                                                                    --------------
ELECTRIC UTILITIES -- 1.4%
       37,515  CEZ AS                                                    1,489,183
       13,916  Entergy Corp.                                             1,184,252
       16,700  Exelon Corp.                                                938,707
       36,320  Fortum Oyj                                                  729,714
       36,376  FPL Group, Inc.                                           1,773,693
       13,595  IDACORP, Inc.                                               413,288
       14,917  Pepco Holdings, Inc.                                        268,357
      536,492  Power Grid Corp. of India Ltd.                              794,052
       22,800  PPL Corp.                                                   772,692

------

Strategic Allocation: Aggressive

Shares/Principal Amount                                                      Value

       80,930  Scottish and Southern Energy plc                        $ 1,371,994
       32,643  Westar Energy, Inc.                                         660,368
                                                                    --------------
                                                                        10,396,300
                                                                    --------------
ELECTRICAL EQUIPMENT -- 1.0%
       39,790  ABB Ltd.(1)                                                 514,137
       15,600  ALSTOM SA                                                   832,227
      653,000  China High Speed Transmission Equipment Group Co.
               Ltd.                                                        516,078
       26,900  Cooper Industries Ltd., Class A                             649,366
       56,394  Emerson Electric Co.                                      2,023,981
       33,400  Energy Conversion Devices, Inc.(1)                          934,532
        9,352  First Solar, Inc.(1)                                      1,167,504
       15,731  Hubbell, Inc., Class B                                      470,357
        1,458  Q-Cells AG(1)                                                49,116
        5,960  Vestas Wind Systems AS(1)                                   271,007
                                                                    --------------
                                                                         7,428,305
                                                                    --------------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 0.3%
       11,947  Amphenol Corp., Class A                                     277,409
      118,019  Celestica, Inc.(1)                                          588,915
      325,850  Hon Hai Precision Industry Co. Ltd.                         632,929
       42,401  Molex, Inc.                                                 576,654
       26,092  Tyco Electronics Ltd.                                       429,996
                                                                    --------------
                                                                         2,505,903
                                                                    --------------
ENERGY EQUIPMENT & SERVICES -- 1.2%
       31,460  AMEC plc                                                    255,632
       13,077  BJ Services Co.                                             156,793
        7,060  Cameron International Corp.(1)                              148,966
       18,400  CARBO Ceramics, Inc.                                        881,360
       14,480  ENSCO International, Inc.                                   469,297
        8,733  FMC Technologies, Inc.(1)                                   239,896
       32,348  National Oilwell Varco, Inc.(1)                             915,125
        4,452  Oil States International, Inc.(1)                            95,362
        5,051  Patterson-UTI Energy, Inc.                                   63,087
       70,542  Saipem SpA                                                1,099,699
       31,551  Schlumberger Ltd.                                         1,600,897
       11,930  Seadrill Ltd. ADR                                            97,808
       19,500  Smith International, Inc.                                   570,180
        7,318  Tenaris SA ADR                                              153,898
       22,600  Transocean, Inc.(1)                                       1,511,487
       41,800  Weatherford International Ltd.(1)                           533,786
                                                                    --------------
                                                                         8,793,273
                                                                    --------------
FOOD & STAPLES RETAILING -- 2.5%
       45,400  BJ's Wholesale Club, Inc.(1)                              1,624,412
       36,859  Dufry South America Ltd. BDR                                203,397
       21,900  FamilyMart Co. Ltd.                                         892,229

Shares/Principal Amount                                                      Value

      151,230  Koninklijke Ahold NV                                    $ 1,688,127
      127,124  Kroger Co. (The)                                          3,516,250
      314,000  President Chain Store Corp.                                 739,968
        9,073  Safeway, Inc.                                               197,791
       12,020  Shoppers Drug Mart Corp.                                    428,289
       78,171  Shoprite Holdings Ltd.                                      351,871
       25,565  SYSCO Corp.                                                 599,499
      328,213  Tesco plc                                                 1,489,488
       18,800  Walgreen Co.                                                465,112
      113,564  Wal-Mart Stores, Inc.                                     6,345,956
       31,795  X5 Retail Group NV GDR(1)                                   173,405
                                                                    --------------
                                                                        18,715,794
                                                                    --------------
FOOD PRODUCTS -- 2.5%
       28,520  Cadbury plc                                                 241,752
       12,245  Campbell Soup Co.                                           392,452
      598,000  China Yurun Food Group Ltd.                                 665,547
       50,216  ConAgra Foods, Inc.                                         740,686
       26,900  Dean Foods Co.(1)                                           391,664
       15,003  General Mills, Inc.                                         947,740
        6,230  Groupe Danone                                               359,140
       63,862  H.J. Heinz Co.                                            2,480,400
       10,929  Hershey Co. (The)                                           393,444
       18,129  JM Smucker Co. (The)                                        822,513
       36,484  Kellogg Co.                                               1,584,500
       52,117  Kraft Foods, Inc., Class A                                1,418,104
       94,930  Nestle SA                                                 3,433,862
        4,614  Nong Shim Co. Ltd.                                          708,587
       16,700  Ralcorp Holdings, Inc.(1)                                 1,044,752
       32,661  Tiger Brands Ltd.                                           441,938
       10,700  TreeHouse Foods, Inc.(1)                                    254,553
       24,707  Unilever NV CVA                                             577,741
       20,800  Unilever NV New York Shares                                 486,096
    1,581,000  Want Want China Holdings Ltd.                               643,561
      353,000  Wilmar International Ltd.                                   645,173
                                                                    --------------
                                                                        18,674,205
                                                                    --------------
GAS UTILITIES -- 0.2%
        5,739  Nicor, Inc.                                                 234,036
      996,500  PT Perusahaan Gas Negara                                    153,299
        7,240  Piedmont Natural Gas Co., Inc.                              243,264
        6,909  Southwest Gas Corp.                                         178,943
       81,000  Tokyo Gas Co. Ltd.                                          364,902
        9,336  WGL Holdings, Inc.                                          337,030
                                                                    --------------
                                                                         1,511,474
                                                                    --------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 2.3%
       12,200  Alcon, Inc.                                                 973,438
       25,631  Baxter International, Inc.                                1,355,880
       17,849  Beckman Coulter, Inc.                                       777,859
       35,929  Becton, Dickinson & Co.                                   2,282,569
       20,499  Boston Scientific Corp.(1)                                  126,479

------

Strategic Allocation: Aggressive

Shares/Principal Amount                                                      Value

       13,800  C.R. Bard, Inc.                                         $ 1,132,014
       54,700  Covidien Ltd.                                             2,015,695
       29,100  DENTSPLY International, Inc.                                758,928
       23,100  Edwards Lifesciences Corp.(1)                             1,149,687
        6,510  Essilor International SA                                    260,549
        9,500  Gen-Probe, Inc.(1)                                          350,075
        5,100  Intuitive Surgical, Inc.(1)                                 675,903
       59,353  Medtronic, Inc.                                           1,811,454
        8,800  Mettler Toledo International, Inc.(1)                       723,800
       34,443  Mindray Medical International Ltd. ADR                      622,729
       24,397  St. Jude Medical, Inc.(1)                                   683,848
        8,410  STERIS Corp.                                                232,537
       15,000  Terumo Corp.                                                696,593
       16,784  Varian Medical Systems, Inc.(1)                             677,402
        2,694  Zimmer Holdings, Inc.(1)                                    100,540
                                                                    --------------
                                                                        17,407,979
                                                                    --------------
HEALTH CARE PROVIDERS & SERVICES -- 1.9%
       31,162  CIGNA Corp.                                                 377,372
       89,196  Express Scripts, Inc.(1)                                  5,129,662
       35,690  Fresenius Medical Care AG & Co. KGaA                      1,559,780
        7,219  LifePoint Hospitals, Inc.(1)                                144,813
       69,000  Medco Health Solutions, Inc.(1)                           2,898,000
       98,368  Omnicare, Inc.                                            2,371,652
        4,313  Owens & Minor, Inc.                                         179,119
        6,400  Quest Diagnostics, Inc.                                     298,048
       11,010  Sonic Healthcare Ltd.                                        96,925
       17,400  UnitedHealth Group, Inc.                                    365,574
       19,800  VCA Antech, Inc.(1)                                         377,190
       11,086  WellPoint, Inc.(1)                                          394,662
                                                                    --------------
                                                                        14,192,797
                                                                    --------------
HOTELS, RESTAURANTS & LEISURE -- 0.7%
      218,800  Compass Group plc                                         1,037,778
        7,800  Darden Restaurants, Inc.                                    142,662
       14,993  International Speedway Corp., Class A                       389,068
       14,791  McDonald's Corp.                                            868,971
       31,300  Panera Bread Co., Class A(1)                              1,390,973
       31,763  Speedway Motorsports, Inc.                                  439,282
       13,700  Starbucks Corp.(1)                                          122,341
      167,110  TUI Travel plc                                              546,376
                                                                    --------------
                                                                         4,937,451
                                                                    --------------
HOUSEHOLD DURABLES -- 0.5%
       41,028  Desarrolladora Homex SAB de CV(1)                           110,928
       53,200  KB Home                                                     618,716
       36,400  Leggett & Platt, Inc.                                       531,440

Shares/Principal Amount                                                      Value

       15,900  Mohawk Industries, Inc.(1)                                $ 488,766
       32,600  Newell Rubbermaid, Inc.                                     435,536
        2,385  NVR, Inc.(1)                                              1,035,686
       25,700  Toll Brothers, Inc.(1)                                      512,201
        6,643  Whirlpool Corp.                                             261,601
                                                                    --------------
                                                                         3,994,874
                                                                    --------------
HOUSEHOLD PRODUCTS -- 1.6%
        5,433  Church & Dwight Co., Inc.                                   322,938
        5,371  Clorox Co.                                                  317,748
        8,303  Colgate-Palmolive Co.                                       540,276
       19,950  Kimberly-Clark Corp.                                      1,152,911
        2,195  LG Household & Health Care Ltd.                             249,966
      113,926  Procter & Gamble Co. (The)                                7,331,138
       39,562  Reckitt Benckiser Group plc                               1,679,016
        9,300  Unicharm Corp.                                              642,100
                                                                    --------------
                                                                        12,236,093
                                                                    --------------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS -- 0.3%
       50,220  International Power plc                                     199,930
       39,643  NRG Energy, Inc.(1)                                         939,142
       67,961  Reliant Energy, Inc.(1)                                     390,096
       69,800  Tractebel Energia SA                                        583,488
                                                                    --------------
                                                                         2,112,656
                                                                    --------------
INDUSTRIAL CONGLOMERATES -- 1.0%
        5,089  3M Co.                                                      340,607
      385,941  General Electric Co.                                      6,626,607
       10,200  Tyco International Ltd.                                     213,180
                                                                    --------------
                                                                         7,180,394
                                                                    --------------
INSURANCE -- 2.4%
       20,488  ACE Ltd.                                                  1,070,498
       47,420  Admiral Group plc                                           720,155
       36,030  Allstate Corp. (The)                                        916,603
       12,027  American Financial Group, Inc.                              246,433
       28,800  AON Corp.                                                 1,304,640
        3,131  Arch Capital Group Ltd.(1)                                  212,250
       13,528  Aspen Insurance Holdings Ltd.                               249,321
       48,327  AXA SA                                                      925,327
       22,000  Axis Capital Holdings Ltd.                                  556,820
            8  Berkshire Hathaway, Inc., Class A(1)                        832,000
       43,730  Chubb Corp.                                               2,245,973
        5,850  Endurance Specialty Holdings Ltd.                           157,482
        8,500  Hartford Financial Services Group, Inc. (The)                71,825
       19,970  Korean Reinsurance Co.                                      121,726
        7,900  Loews Corp.                                                 216,381
       38,044  Marsh & McLennan Cos., Inc.                                 970,122

------

Strategic Allocation: Aggressive

Shares/Principal Amount                                                      Value

       11,560  Muenchener Rueckversicherungs AG                        $ 1,579,325
        2,438  Odyssey Re Holdings Corp.                                   109,686
        9,200  PartnerRe Ltd.                                              643,632
       11,543  Prudential Financial, Inc.                                  250,483
        8,035  Samsung Fire & Marine Insurance Co. Ltd.                  1,060,588
          510  Sony Financial Holdings, Inc.                             1,508,485
        8,300  Torchmark Corp.                                             300,045
       36,495  Travelers Cos., Inc. (The)                                1,593,007
                                                                    --------------
                                                                        17,862,807
                                                                    --------------
INTERNET & CATALOG RETAIL -- 0.2%
        8,918  Amazon.com, Inc.(1)                                         380,799
        1,570  Rakuten, Inc.                                               858,904
                                                                    --------------
                                                                         1,239,703
                                                                    --------------
INTERNET SOFTWARE & SERVICES -- 0.9%
       12,100  Equinix, Inc.(1)                                            549,461
       11,343  Google, Inc., Class A(1)                                  3,323,045
       55,000  Netease.com ADR(1)                                        1,012,000
       29,500  Sohu.com, Inc.(1)                                         1,431,930
                                                                    --------------
                                                                         6,316,436
                                                                    --------------
IT SERVICES -- 1.2%
       36,671  Accenture Ltd., Class A                                   1,136,068
       14,970  Alliance Data Systems Corp.(1)                              648,351
        8,799  Broadridge Financial ADR                                    100,309
        6,400  Fiserv, Inc.(1)                                             218,496
       32,400  Global Payments, Inc.                                     1,171,907
       50,290  Indra Sistemas SA                                         1,028,601
       42,898  International Business Machines Corp.                     3,500,476
       14,380  Tata Consultancy Services Ltd.                              162,045
        4,913  Visa, Inc., Class A                                         258,227
       21,300  Western Union Co. (The)                                     282,651
                                                                    --------------
                                                                         8,507,131
                                                                    --------------
LEISURE EQUIPMENT & PRODUCTS -- 0.1%
        8,070  Hasbro, Inc.                                                216,276
       11,380  Polaris Industries, Inc.                                    310,674
        7,395  RC2 Corp.(1)                                                 78,609
                                                                    --------------
                                                                           605,559
                                                                    --------------
LIFE SCIENCES TOOLS & SERVICES -- 0.7%
        5,153  Life Technologies Corp.(1)                                  134,493
        5,440  Lonza Group AG                                              450,014
       22,600  QIAGEN NV(1)                                                364,538
       74,400  Tencent Holdings Ltd.                                       409,655
      103,500  Thermo Fisher Scientific, Inc.(1)                         3,692,880
                                                                    --------------
                                                                         5,051,580
                                                                    --------------

Shares/Principal Amount                                                      Value

MACHINERY -- 0.8%
       14,740  AGCO Corp.(1)                                             $ 362,899
       43,400  Briggs & Stratton Corp.                                     611,072
       10,600  Caterpillar, Inc.                                           434,494
    2,160,700  China South Locomotive & Rolling Stock Corp.
               H Shares(1)                                                 911,723
       15,570  Dover Corp.                                                 464,453
        5,500  Flowserve Corp.                                             276,815
        8,812  GEA Group AG                                                136,707
       18,800  Ingersoll-Rand Co. Ltd., Class A                            294,784
       54,000  Japan Steel Works Ltd. (The)                                555,065
       23,100  Kurita Water Industries Ltd.                                546,767
       46,300  Lupatech SA(1)                                              369,848
        8,000  Parker-Hannifin Corp.                                       328,640
       14,680  Valmont Industries, Inc.                                    811,804
                                                                    --------------
                                                                         6,105,071
                                                                    --------------
MEDIA -- 1.7%
      151,300  British Sky Broadcasting Group plc                        1,031,539
       34,300  CBS Corp., Class B                                          228,438
       81,501  Comcast Corp., Class A                                    1,413,227
      121,500  DIRECTV Group, Inc. (The)(1)                              2,674,216
       24,667  DISH Network Corp., Class A(1)                              273,310
       23,300  Gannett Co., Inc.                                           202,943
       52,327  Naspers Ltd.                                                805,956
      108,692  Reed Elsevier plc                                           903,768
       43,000  Scripps Networks Interactive, Inc., Class A               1,194,970
       93,187  SES SA Fiduciary Depositary Receipt                       1,633,014
       83,400  Time Warner, Inc.                                           754,770
       24,400  Viacom, Inc., Class B(1)                                    388,448
       24,300  Vivendi                                                     688,913
        5,031  Walt Disney Co. (The)                                       113,298
                                                                    --------------
                                                                        12,306,810
                                                                    --------------
METALS & MINING -- 0.5%
        6,256  Anglo American plc                                          148,779
       30,455  Antofagasta plc                                             203,995
       52,544  BHP Billiton Ltd.                                         1,055,964
       70,300  Cia Vale do Rio Doce                                        757,350
       11,300  Newmont Mining Corp.                                        380,245
       10,100  Nucor Corp.                                                 360,368
    1,064,000  PT Bumi Resources Tbk                                        87,342
        5,483  Reliance Steel & Aluminum Co.                               113,059
       23,370  Rio Tinto Ltd.                                              720,664
                                                                    --------------
                                                                         3,827,766
                                                                    --------------
MULTILINE RETAIL -- 1.6%
       17,699  Big Lots, Inc.(1)                                           310,086
       95,900  Dollar Tree, Inc.(1)                                      4,062,325

------

Strategic Allocation: Aggressive

Shares/Principal Amount                                                      Value

      127,723  Family Dollar Stores, Inc.                              $ 3,548,145
       68,200  Kohl's Corp.(1)                                           2,227,412
       48,200  Macy's, Inc.                                                357,644
       29,420  Next plc                                                    504,361
      353,000  Parkson Retail Group Ltd.                                   326,849
        8,044  Target Corp.                                                271,565
                                                                    --------------
                                                                        11,608,387
                                                                    --------------
MULTI-INDUSTRY -- 0.2%
       62,948  Financial Select Sector SPDR Fund(3)                        793,774
       17,765  SPDR KBW Regional Banking ETF(3)                            526,732
                                                                    --------------
                                                                         1,320,506
                                                                    --------------
MULTI-UTILITIES -- 0.5%
        2,918  Ameren Corp.                                                103,822
       54,083  CenterPoint Energy, Inc.                                    699,293
       23,222  GDF Suez                                                    934,749
       35,717  Public Service Enterprise Group, Inc.                     1,103,656
       10,368  Puget Energy, Inc.                                          253,809
        5,960  Suez Environnement SA(1)                                    102,668
        9,389  Wisconsin Energy Corp.                                      408,046
       14,170  Xcel Energy, Inc.                                           266,538
                                                                    --------------
                                                                         3,872,581
                                                                    --------------
OFFICE ELECTRONICS -- 0.1%
       11,500  Canon, Inc.                                                 342,185
       42,100  Xerox Corp.                                                 294,279
                                                                    --------------
                                                                           636,464
                                                                    --------------
OIL, GAS & CONSUMABLE FUELS -- 8.0%
        5,086  Anadarko Petroleum Corp.                                    208,780
       23,221  Apache Corp.                                              1,794,983
      149,700  BG Group plc                                              2,143,787
       24,250  BP plc ADR                                                1,180,733
       78,661  Chevron Corp.                                             6,215,005
    1,267,000  CNOOC Ltd.                                                1,037,565
       76,832  ConocoPhillips                                            4,035,216
       25,200  Continental Resources, Inc.(1)                              492,660
       40,844  Devon Energy Corp.                                        2,954,655
       15,170  EnCana Corp.                                                710,108
       95,820  ENI SpA                                                   2,174,212
       31,300  EOG Resources, Inc.                                       2,661,126
       18,497  Equitable Resources, Inc.                                   617,245
      176,623  Exxon Mobil Corp.                                        14,156,332
       10,947  Frontline Ltd.                                              323,374
        2,978  Hess Corp.                                                  160,931
          956  Massey Energy Co.                                            14,933
       17,787  McMoRan Exploration Co.(1)                                  200,104
        2,125  Noble Energy, Inc.                                          111,095
       63,563  OAO Gazprom ADR                                           1,116,113

Shares/Principal Amount                                                      Value

       11,421  OAO LUKOIL                                                $ 368,737
       43,386  Occidental Petroleum Corp.                                2,348,918
      124,626  PetroHawk Energy Corp.(1)                                 2,177,216
       85,301  Petroleo Brasileiro SA ADR                                1,786,203
       34,712  Plains Exploration & Production Co.(1)                      803,583
      387,085  Polskie Gornictwo Naftowe I Gazownictwo SA                  460,316
       15,500  Range Resources Corp.                                       642,785
       28,200  Royal Dutch Shell plc ADR                                 1,507,290
    1,490,200  SapuraCrest Petroleum Bhd                                   301,268
       42,439  Sasol Ltd.                                                1,218,756
       32,700  Southwestern Energy Co.(1)                                1,123,899
       16,239  Stone Energy Corp.(1)                                       269,892
        6,090  Sunoco, Inc.                                                242,017
       48,266  Total SA                                                  2,533,153
       11,400  Ultra Petroleum Corp.(1)                                    463,182
       31,811  Valero Energy Corp.                                         583,732
       19,240  W&T Offshore, Inc.                                          269,360
       14,800  Whiting Petroleum Corp.(1)                                  566,840
                                                                    --------------
                                                                        59,976,104
                                                                    --------------
PAPER & FOREST PRODUCTS -- 0.2%
        9,300  International Paper Co.                                     115,785
       47,410  Stora Enso Oyj                                              386,770
       17,118  Weyerhaeuser Co.                                            643,979
                                                                    --------------
                                                                         1,146,534
                                                                    --------------
PERSONAL PRODUCTS -- 0.3%
       12,800  Chattem, Inc.(1)                                            928,896
       22,500  Estee Lauder Cos., Inc. (The), Class A                      627,750
       59,000  Natura Cosmeticos SA                                        534,986
       13,000  Shiseido Co. Ltd.                                           241,784
                                                                    --------------
                                                                         2,333,416
                                                                    --------------
PHARMACEUTICALS -- 4.8%
       10,700  Abbott Laboratories                                         560,573
       15,466  Allergan, Inc.                                              582,759
      158,404  Aspen Pharmacare Holdings Ltd.(1)                           590,965
       32,840  AstraZeneca plc                                           1,240,941
       14,710  Bayer AG                                                    764,625
       18,320  Bristol-Myers Squibb Co.                                    379,224
       63,189  Dr. Reddys Laboratories Ltd.                                542,776
       55,590  Eli Lilly & Co.                                           1,898,399
       10,243  Forest Laboratories, Inc.(1)                                247,676
       68,120  GlaxoSmithKline plc                                       1,180,105
      114,862  Johnson & Johnson                                         6,728,615
       33,140  King Pharmaceuticals, Inc.(1)                               318,475
       71,767  Merck & Co., Inc.                                         1,917,614
       35,550  Novartis AG                                               1,661,795

------

Strategic Allocation: Aggressive

Shares/Principal Amount                                                      Value

       59,153  Novo Nordisk AS B Shares                                $ 3,023,112
       42,307  OJSC Pharmstandard GDR(1)                                   401,584
       51,600  Perrigo Co.                                               1,775,556
      308,337  Pfizer, Inc.                                              5,065,977
        2,251  Richter Gedeon Nyrt                                         302,539
        9,389  Roche Holding AG                                          1,320,102
       26,409  Schering-Plough Corp.                                       443,935
       50,981  Teva Pharmaceutical Industries Ltd. ADR                   2,199,830
       54,123  Wyeth                                                     1,948,969
        5,808  Yuhan Corp.                                                 844,400
                                                                    --------------
                                                                        35,940,546
                                                                    --------------
PROFESSIONAL SERVICES -- 0.3%
       89,719  Capita Group plc (The)                                      962,018
       17,644  FTI Consulting, Inc.(1)                                     967,597
        3,900  Robert Half International, Inc.                              81,471
          620  SGS SA                                                      531,104
                                                                    --------------
                                                                         2,542,190
                                                                    --------------
REAL ESTATE INVESTMENT TRUSTS (REITS) -- 0.2%
          717  Boston Properties, Inc.                                      38,288
        7,500  Developers Diversified Realty Corp.                          36,000
       28,300  Digital Realty Trust, Inc.                                  774,288
       12,067  Host Hotels & Resorts, Inc.                                  90,744
      375,500  Link Real Estate Investment Trust (The)                     708,997
          573  Public Storage                                               40,047
                                                                    --------------
                                                                         1,688,364
                                                                    --------------
ROAD & RAIL -- 1.3%
       64,400  ALL - America Latina Logistica SA                           313,109
        3,917  Burlington Northern Santa Fe Corp.                          300,081
       24,130  Canadian National Railway Co.                               850,834
          100  Central Japan Railway Co.                                   846,352
       32,074  CSX Corp.                                                 1,194,436
       97,955  Globaltrans Investment plc GDR(1)                           218,727
       10,336  Heartland Express, Inc.                                     159,588
       29,551  Norfolk Southern Corp.                                    1,461,888
      144,050  Stagecoach Group plc                                        389,304
       71,705  Union Pacific Corp.                                       3,588,118
       11,500  YRC Worldwide, Inc.(1)                                       45,770
                                                                    --------------
                                                                         9,368,207
                                                                    --------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 1.7%
       95,200  Altera Corp.                                              1,400,392
       94,336  Amkor Technology, Inc.(1)                                   207,539
       32,117  Applied Materials, Inc.                                     307,681

Shares/Principal Amount                                                      Value

       10,080  ASML Holding NV                                           $ 153,784
       46,800  Broadcom Corp., Class A(1)                                  716,508
      143,415  Intel Corp.                                               1,979,127
       11,722  KLA-Tencor Corp.                                            220,491
       23,400  Linear Technology Corp.                                     466,830
      141,423  LSI Corp.(1)                                                379,014
      151,000  Marvell Technology Group Ltd.(1)                            875,800
      119,500  MediaTek, Inc.                                              796,367
       58,103  Microsemi Corp.(1)                                        1,132,427
        3,961  National Semiconductor Corp.                                 43,571
        3,596  Samsung Electronics Co. Ltd.                              1,189,434
      894,085  Taiwan Semiconductor Manufacturing Co. Ltd.               1,103,494
       29,770  Taiwan Semiconductor Manufacturing Co. Ltd. ADR             212,856
       74,213  Texas Instruments, Inc.                                   1,155,496
       40,500  Xilinx, Inc.                                                662,580
                                                                    --------------
                                                                        13,003,391
                                                                    --------------
SOFTWARE -- 2.5%
      213,984  Activision Blizzard, Inc.(1)                              2,503,613
       26,600  Adobe Systems, Inc.(1)                                      616,056
        6,422  Autodesk, Inc.(1)                                           106,541
       45,476  Autonomy Corp. plc(1)                                       655,389
       21,500  Cerner Corp.(1)                                             773,570
       27,100  Konami Corp.                                                614,226
       28,500  McAfee, Inc.(1)                                             864,405
      230,185  Microsoft Corp.                                           4,654,340
        5,500  Nintendo Co. Ltd.                                         1,702,473
      169,553  Oracle Corp.(1)                                           2,728,107
       40,400  Quest Software, Inc.(1)                                     539,340
      185,496  Rolta India Ltd.                                            639,110
       13,000  salesforce.com, inc.(1)                                     372,060
       12,410  SAP AG                                                      426,488
       12,480  Sybase, Inc.(1)                                             307,507
       96,417  Symantec Corp.(1)                                         1,159,897
       17,230  Ubisoft Entertainment SA(1)                                 397,107
                                                                    --------------
                                                                        19,060,229
                                                                    --------------
SPECIALTY RETAIL -- 1.5%
       20,750  Advance Auto Parts, Inc.                                    629,970
        2,006  AutoZone, Inc.(1)                                           219,095
       15,300  Best Buy Co., Inc.                                          316,863
       35,900  Children's Place Retail Stores, Inc. (The)(1)               841,855
        7,800  FAST RETAILING CO. LTD.                                     895,371
       72,639  Gap, Inc. (The)                                             945,760
       23,800  Home Depot, Inc. (The)                                      550,018
       98,108  Lowe's Cos., Inc.                                         2,026,911
       36,100  O'Reilly Automotive, Inc.(1)                                941,127

------

Strategic Allocation: Aggressive

Shares/Principal Amount                                                      Value

       18,700  PetSmart, Inc.                                            $ 328,185
       11,727  RadioShack Corp.                                            115,511
       42,276  Ross Stores, Inc.                                         1,120,314
       11,020  Sherwin-Williams Co. (The)                                  649,409
       24,500  Staples, Inc.                                               425,320
       40,600  TJX Cos., Inc. (The)                                        926,492
      111,178  Truworths International Ltd.                                350,112
       10,346  Urban Outfitters, Inc.(1)                                   187,987
                                                                    --------------
                                                                        11,470,300
                                                                    --------------
TEXTILES, APPAREL & LUXURY GOODS -- 0.2%
        6,200  adidas AG                                                   194,005
       27,300  Carter's, Inc.(1)                                           516,242
       22,350  Gildan Activewear, Inc.(1)                                  378,267
        7,700  VF Corp.                                                    402,633
                                                                    --------------
                                                                         1,491,147
                                                                    --------------
THRIFTS & MORTGAGE FINANCE -- 0.2%
       12,453  Housing Development Finance Corp. Ltd.                      367,300
       73,600  Hudson City Bancorp., Inc.                                1,229,856
       15,600  MGIC Investment Corp.                                        42,432
                                                                    --------------
                                                                         1,639,588
                                                                    --------------
TOBACCO -- 0.4%
       53,211  Altria Group, Inc.                                          855,633
       34,505  British American Tobacco plc                                904,252
        7,100  Lorillard, Inc.                                             429,053
       25,553  Philip Morris International, Inc.                         1,077,315
                                                                    --------------
                                                                         3,266,253
                                                                    --------------
TRADING COMPANIES & DISTRIBUTORS(2)
       18,000  Mitsubishi Corp.                                            223,879
                                                                    --------------
TRANSPORTATION INFRASTRUCTURE(2)
       35,328  Cintra Concesiones de Infraestructuras de
               Transporte SA                                               282,372
                                                                    --------------
WATER UTILITIES -- 0.1%
       33,400  Aqua America, Inc.                                          724,446
                                                                    --------------
WIRELESS TELECOMMUNICATION SERVICES -- 1.6%
       20,345  America Movil, SAB de CV ADR                                610,350
      131,100  American Tower Corp., Class A(1)                          3,571,164
       38,400  Bharti Airtel Ltd.(1)                                       518,502
       21,000  China Mobile Ltd.                                           192,526
       36,506  China Mobile Ltd. ADR                                     1,673,070
       22,730  KT Freetel Co. Ltd.(1)                                      441,107
        5,540  Millicom International Cellular SA                          212,348
       20,814  MTN Group Ltd.                                              217,567
      141,422  SBA Communications Corp., Class A(1)                      2,233,053
       45,000  Sprint Nextel Corp.                                         125,550

Shares/Principal Amount                                                      Value

       55,361  Vivo Particpacoes SA ADR(1)                               $ 687,024
      650,560  Vodafone Group plc                                        1,270,984
                                                                    --------------
                                                                        11,753,245
                                                                    --------------
TOTAL COMMON STOCKS & RIGHTS
(Cost $685,192,083)                                                    567,427,215
                                                                    --------------

Convertible Preferred Stocks(2)

CAPITAL MARKETS(2)
        3,200  Legg Mason, Inc., 7.00%, 6/30/11
(Cost $60,382)                                                              58,784
                                                                    --------------

Corporate Bonds -- 7.7%

AEROSPACE & DEFENSE -- 0.1%
    $ 214,000  Honeywell International, Inc., 5.30%, 3/15/17(3)            208,597
      170,000  Honeywell International, Inc., 5.30%, 3/1/18(3)             163,556
      150,000  L-3 Communications Corp., 6.375%, 10/15/15(3)               125,250
      257,000  Lockheed Martin Corp., Series B, 6.15%, 9/1/36(3)           237,594
      228,000  United Technologies Corp., 6.05%, 6/1/36(3)                 215,766
      170,000  United Technologies Corp., 6.125%, 7/15/38(3)               160,128
                                                                    --------------
                                                                         1,110,891
                                                                    --------------
AUTOMOBILES -- 0.1%
      200,000  DaimlerChrysler N.A. LLC, 5.875%, 3/15/11(3)                167,524
      250,000  DaimlerChrysler N.A. LLC, 6.50%, 11/15/13(3)                187,987
      250,000  Ford Motor Co., 7.45%, 7/16/31(3)                            63,750
      475,000  General Motors Corp., 8.375%, 7/15/33(3)                    106,875
                                                                    --------------
                                                                           526,136
                                                                    --------------
BEVERAGES -- 0.1%
      310,000  Coca-Cola Co. (The), 5.35%, 11/15/17(3)                     311,413
      350,000  Diageo Capital plc, 5.75%, 10/23/17(3)                      316,835
      470,000  SABMiller plc, 6.20%, 7/1/11(3)(4)                          461,900
                                                                    --------------
                                                                         1,090,148
                                                                    --------------
BUILDING PRODUCTS(2)
      150,000  Nortek, Inc., 10.00%, 12/1/13(3)                            105,750
                                                                    --------------
CAPITAL MARKETS -- 0.2%
      410,000  Credit Suisse (New York), 5.00%, 5/15/13(3)                 386,964
      250,000  Deutsche Bank AG (London), 4.875%, 5/20/13(3)               239,859

------

Strategic Allocation: Aggressive

Shares/Principal Amount                                                      Value

    $ 439,000  Merrill Lynch & Co., Inc., 4.79%, 8/4/10(3)               $ 420,950
      160,000  Morgan Stanley, 6.00%, 4/28/15(3)                           132,164
      240,000  Morgan Stanley, 6.625%, 4/1/18(3)                           199,374
                                                                    --------------
                                                                         1,379,311
                                                                    --------------
CHEMICALS -- 0.1%
      260,000  Air Products & Chemicals, Inc., 4.15%, 2/1/13(3)            243,637
      375,000  Ineos Group Holdings plc, 8.50%, 2/15/16(3)(4)               68,438
      180,000  Rohm & Haas Co., 5.60%, 3/15/13(3)                          174,170
                                                                    --------------
                                                                           486,245
                                                                    --------------
COMMERCIAL BANKS -- 0.2%
      230,000  PNC Bank N.A., 6.00%, 12/7/17(3)                            215,031
      237,000  PNC Funding Corp., 5.125%, 12/14/10(3)                      237,327
      100,000  SunTrust Bank, 7.25%, 3/15/18(3)                             98,733
      269,000  Wachovia Bank N.A., 4.80%, 11/1/14(3)                       239,493
      421,000  Wachovia Bank N.A., 4.875%, 2/1/15(3)                       374,641
      372,000  Wells Fargo & Co., 4.625%, 8/9/10(3)                        372,832
      100,000  Wells Fargo Bank N.A., 6.45%, 2/1/11(3)                     101,831
                                                                    --------------
                                                                         1,639,888
                                                                    --------------
COMMERCIAL SERVICES & SUPPLIES -- 0.2%
      450,000  Allied Waste North America, Inc., 6.375%,
               4/15/11(3)                                                  421,875
      100,000  Allied Waste North America, Inc., 7.875%,
               4/15/13(3)                                                   94,000
      325,000  Cadmus Communications Corp., 8.375%, 6/15/14(3)             189,313
      650,000  Cenveo Corp., 7.875%, 12/1/13(3)                            329,063
      550,000  Corrections Corp of America, 6.25%, 3/15/13(3)              486,749
      170,000  Pitney Bowes, Inc., 5.75%, 9/15/17(3)                       161,277
                                                                    --------------
                                                                         1,682,277
                                                                    --------------
CONSUMER FINANCE -- 0.2%
      185,000  American Express Centurion Bank, 4.375%,
               7/30/09(3)                                                  179,757
      400,000  American Express Centurion Bank, 5.55%,
               10/17/12(3)                                                 359,952
      350,000  Ford Motor Credit Co. LLC, 7.375%, 10/28/09(3)              213,732

Shares/Principal Amount                                                      Value

    $ 450,000  Ford Motor Credit Co. LLC, 7.25%, 10/25/11(3)             $ 199,141
      750,000  GMAC LLC, 6.875%, 9/15/11(3)                                288,334
                                                                    --------------
                                                                         1,240,916
                                                                    --------------
CONTAINERS & PACKAGING -- 0.1%
      250,000  Graham Packaging Co., Inc., 8.50%, 10/15/12(3)              183,750
      350,000  Graham Packaging Co., Inc., 9.875%, 10/15/14(3)             222,250
       51,000  Smurfit-Stone Container Enterprises, Inc., 8.25%,
               10/1/12(3)                                                   14,535
      300,000  Smurfit-Stone Container Enterprises, Inc., 8.00%,
               3/15/17(3)                                                   81,000
                                                                    --------------
                                                                           501,535
                                                                    --------------
DIVERSIFIED -- 0.4%
    4,000,000  Dow Jones CDX N.A. High Yield Secured Note,
               Series 10-T, 8.875%, 6/29/13(3)(4)                        3,239,999
                                                                    --------------
DIVERSIFIED FINANCIAL SERVICES -- 0.4%
      200,000  Bank of America Corp., 4.375%, 12/1/10(3)                   198,941
      303,000  Bank of America N.A., 5.30%, 3/15/17(3)                     272,510
      260,000  Bank of America N.A., 6.00%, 10/15/36(3)                    224,477
      250,000  Citigroup, Inc., 5.50%, 4/11/13(3)                          227,733
      240,000  Citigroup, Inc., 6.125%, 5/15/18(3)                         219,738
      245,000  General Electric Capital Corp., 6.125%, 2/22/11(3)          247,193
      160,000  General Electric Capital Corp., 4.80%, 5/1/13(3)            152,609
      215,000  General Electric Capital Corp., 5.625%, 9/15/17(3)          199,356
      170,000  John Deere Capital Corp., 4.50%, 4/3/13(3)                  159,177
      384,000  John Deere Capital Corp., 5.50%, 4/13/17(3)                 346,000
      360,000  Pricoa Global Funding I, 5.40%, 10/18/12(3)(4)              328,501
                                                                    --------------
                                                                         2,576,235
                                                                    --------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.5%
      270,000  AT&T, Inc., 6.80%, 5/15/36(3)                               232,126
       80,000  AT&T, Inc., 6.40%, 5/15/38(3)                                65,752
       37,000  BellSouth Corp., 6.875%, 10/15/31(3)                         30,885
      260,000  British Telecommunications plc, 5.95%, 1/15/18(3)           222,337
      350,000  Citizens Communications Co., 6.25%, 1/15/13(3)              275,625

------

Strategic Allocation: Aggressive

Shares/Principal Amount                                                      Value

    $ 158,000  Embarq Corp., 7.08%, 6/1/16(3)                            $ 112,328
      250,000  Level 3 Financing, Inc., 9.25%, 11/1/14(3)                  132,500
      575,000  Nordic Telephone Co. Holdings ApS, 8.875%,
               5/1/16(3)(4)                                                419,751
      550,000  Qwest Communications International, Inc., Series
               B, 7.50%, 2/15/14(3)                                        360,250
      565,000  Qwest Corp., 7.875%, 9/1/11(3)                              468,950
       90,000  Qwest Corp., 7.50%, 10/1/14(3)                               69,750
      100,000  Syniverse Technologies, Inc., Series B, 7.75%,
               8/15/13(3)                                                   58,500
      400,000  Telecom Italia Capital SA, 4.00%, 1/15/10(3)                362,095
      200,000  Telefonica Emisiones SAU, 7.05%, 6/20/36(3)                 165,977
      219,000  Verizon Communications, Inc., 5.55%, 2/15/16(3)             189,608
      180,000  Verizon Communications, Inc., 5.50%, 2/15/18(3)             150,141
      150,000  Verizon Communications, Inc., 6.25%, 4/1/37(3)              118,267
      270,000  Verizon Communications, Inc., 6.40%, 2/15/38(3)             219,427
                                                                    --------------
                                                                         3,654,269
                                                                    --------------
ELECTRIC UTILITIES -- 0.2%
      358,000  Carolina Power & Light Co., 5.15%, 4/1/15(3)                345,074
      174,000  Carolina Power & Light Co., 5.25%, 12/15/15(3)              169,129
      289,000  Cleveland Electric Illuminating Co. (The), 5.70%,
               4/1/17(3)                                                   224,085
      375,000  Edison Mission Energy, 7.00%, 5/15/17(3)                    283,125
      192,000  Florida Power Corp., 4.50%, 6/1/10(3)                       189,044
      170,000  Florida Power Corp., 6.35%, 9/15/37(3)                      162,889
      249,000  Southern California Edison Co., 5.625%, 2/1/36(3)           226,407
      135,000  Toledo Edison Co., 6.15%, 5/15/37(3)                         99,726
                                                                    --------------
                                                                         1,699,479
                                                                    --------------
ELECTRICAL EQUIPMENT -- 0.1%
      425,000  Baldor Electric Co., 8.625%, 2/15/17(3)                     314,500
      270,000  Rockwell Automation, Inc., 6.25%, 12/1/37(3)                257,025
                                                                    --------------
                                                                           571,525
                                                                    --------------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 0.1%
      500,000  Flextronics International Ltd., 6.50%, 5/15/13(3)           392,500
                                                                    --------------

Shares/Principal Amount                                                      Value

FOOD & STAPLES RETAILING -- 0.3%
    $ 450,000  Ingles Markets, Inc., 8.875%, 12/1/11(3)                  $ 393,750
      600,000  SUPERVALU, Inc., 7.50%, 11/15/14(3)                         471,001
      360,000  SYSCO Corp., 4.20%, 2/12/13(3)                              349,538
      170,000  Wal-Mart Stores, Inc., 4.25%, 4/15/13(3)                    170,779
      213,000  Wal-Mart Stores, Inc., 5.875%, 4/5/27(3)                    199,733
      280,000  Wal-Mart Stores, Inc., 6.50%, 8/15/37(3)                    273,738
      170,000  Wal-Mart Stores, Inc., 6.20%, 4/15/38(3)                    163,229
                                                                    --------------
                                                                         2,021,768
                                                                    --------------
FOOD PRODUCTS -- 0.2%
      270,000  Cargill, Inc., 5.20%, 1/22/13(3)(4)                         244,892
      325,000  General Mills, Inc., 5.65%, 9/10/12(3)                      321,429
      270,000  Kellogg Co., 5.125%, 12/3/12(3)                             265,792
      180,000  Kellogg Co., Series B, 6.60%, 4/1/11(3)                     183,040
      260,000  Kraft Foods, Inc., 6.00%, 2/11/13(3)                        254,573
      400,000  Smithfield Foods, Inc., 7.75%, 7/1/17(3)                    211,000
                                                                    --------------
                                                                         1,480,726
                                                                    --------------
GAS UTILITIES(2)
      300,000  Pacific Energy Partners LP/Pacific Energy Finance
               Corp., 7.125%, 6/15/14(3)                                   278,180
                                                                    --------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 0.1%
      350,000  Baxter Finco BV, 4.75%, 10/15/10(3)                         347,653
      360,000  Baxter International, Inc., 5.90%, 9/1/16(3)                365,123
      170,000  Baxter International, Inc., 5.375%, 6/1/18(3)               164,360
      180,000  Baxter International, Inc., 6.25%, 12/1/37(3)               169,153
                                                                    --------------
                                                                         1,046,289
                                                                    --------------
HEALTH CARE PROVIDERS & SERVICES -- 0.3%
      325,000  Bausch & Lomb, Inc., 9.875%, 11/1/15(3)                     251,875
      200,000  Biomet, Inc, 10.00%, 10/15/17(3)                            181,000
      225,000  Biomet, Inc, 11.625%, 10/15/17(3)                           169,875
      450,000  Community Health Systems, Inc., 8.875%, 7/15/15(3)          363,375
      375,000  HCA, Inc., 9.25%, 11/15/16(3)                               305,625

------

Strategic Allocation: Aggressive

Shares/Principal Amount                                                      Value

    $ 400,000  Laboratory Corp. of America Holdings, 5.625%,
               12/15/15(3)                                               $ 337,519
      125,000  Omnicare, Inc., 6.875%, 12/15/15(3)                         101,875
      200,000  Sun Healthcare Group, Inc., 9.125%, 4/15/15(3)              167,000
                                                                    --------------
                                                                         1,878,144
                                                                    --------------
HOTELS, RESTAURANTS & LEISURE -- 0.3%
      187,790  Eldorado Casino Shreveport/Shreveport Capital
               Corp., PIK, 10.00%, 8/1/12                                  166,194
      430,000  McDonald's Corp., 5.35%, 3/1/18(3)                          421,223
      190,000  McDonald's Corp., 6.30%, 10/15/37(3)                        179,753
      500,000  MGM Mirage, 8.50%, 9/15/10(3)                               286,250
      400,000  MGM Mirage, 6.75%, 9/1/12(3)                                218,000
      170,000  Royal Caribbean Cruises Ltd., 7.00%, 6/15/13(3)             102,850
      350,000  Royal Caribbean Cruises Ltd., 6.875%, 12/1/13(3)            211,750
      182,000  Six Flags Operations, Inc., 12.25%, 7/15/16(3)(4)            78,260
      500,000  Wynn Las Vegas LLC/ Wynn Las Vegas Capital Corp.,
               6.625%, 12/1/14(3)                                          356,250
      185,000  Yum! Brands, Inc., 6.875%, 11/15/37                         129,641
                                                                    --------------
                                                                         2,150,171
                                                                    --------------
HOUSEHOLD DURABLES -- 0.1%
      500,000  KB Home, 6.375%, 8/15/11(3)                                 372,500
      200,000  Pulte Homes, Inc., 7.875%, 8/1/11(3)                        172,000
      425,000  Sealy Mattress Co., 8.25%, 6/15/14(3)                       233,750
                                                                    --------------
                                                                           778,250
                                                                    --------------
HOUSEHOLD PRODUCTS(2)
      170,000  Kimberly-Clark Corp., 6.125%, 8/1/17(3)                     171,345
                                                                    --------------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS -- 0.1%
      409,000  AES Corp. (The), 8.75%, 5/15/13(3)(4)                       361,965
      425,000  AES Corp. (The), 8.00%, 10/15/17(3)                         295,375
      400,000  Reliant Energy, Inc., 7.625%, 6/15/14(3)                    308,000
                                                                    --------------
                                                                           965,340
                                                                    --------------
INDUSTRIAL CONGLOMERATES -- 0.1%
      597,000  General Electric Co., 5.00%, 2/1/13(3)                      585,604

Shares/Principal Amount                                                      Value

    $ 190,000  General Electric Co., 5.25%, 12/6/17(3)                    $174,410
      250,000  Harland Clarke Holdings Corp., 9.50%, 5/15/15(3)            111,250
                                                                    --------------
                                                                           871,264
                                                                    --------------
INSURANCE -- 0.3%
      425,000  Fairfax Financial Holdings Ltd., 7.75%, 6/15/17(3)          359,656
      305,000  Hartford Financial Services Group, Inc. (The),
               5.375%, 3/15/17(3)                                          208,702
      170,000  Hartford Financial Services Group, Inc. (The),
               6.30%, 3/15/18(3)                                           120,228
      230,000  Lincoln National Corp., 6.30%, 10/9/37(3)                   147,370
      560,000  MetLife Global Funding I, 5.125%, 4/10/13(3)(4)             502,982
      410,000  New York Life Global Funding, 4.65%, 5/9/13(3)(4)           390,784
      190,000  Prudential Financial, Inc., 5.40%, 6/13/35(3)               115,903
      170,000  Travelers Cos., Inc. (The), 6.25%, 6/15/37(3)               135,273
                                                                    --------------
                                                                         1,980,898
                                                                    --------------
IT SERVICES -- 0.1%
      400,000  SunGard Data Systems, Inc., 9.125%, 8/15/13(3)              312,000
      325,000  SunGard Data Systems, Inc., 10.25%, 8/15/15(3)              190,125
                                                                    --------------
                                                                           502,125
                                                                    --------------
MACHINERY(2)
      190,000  Caterpillar Financial Services Corp., 4.85%,
               12/7/12(3)                                                  180,848
      175,000  SPX Corp., 7.625%, 12/15/14(3)(4)                           142,844
                                                                    --------------
                                                                           323,692
                                                                    --------------
MEDIA -- 0.6%
      400,000  Cablevision Systems Corp., Series B, 8.00%,
               4/15/12(3)                                                  330,000
      723,000  CCH I, LLC/CCH I Capital Corp., 11.00%, 10/1/15(3)          195,210
      625,000  Cinemark, Inc., 0.00%, 3/15/09(3)(5)                        515,624
      353,000  Comcast Corp., 5.90%, 3/15/16(3)                            308,395
      170,000  Comcast Corp., 5.70%, 5/15/18(3)                            143,018
      170,000  Comcast Corp., 6.40%, 5/15/38(3)                            134,194
      250,000  CSC Holdings, Inc., 6.75%, 4/15/12(3)                       210,625

------

Strategic Allocation: Aggressive

Shares/Principal Amount                                                      Value

    $ 500,000  DIRECTV Holdings LLC/DIRECTV Financing Co.,
               8.375%, 3/15/13(3)                                        $ 462,500
      500,000  EchoStar DBS Corp., 6.375%, 10/1/11(3)                      426,250
      175,000  Intelsat Jackson Holdings Ltd., 8.875%, 1/15/15(4)          147,000
      225,000  Mediacom LLC/Mediacom Capital Corp., 9.50%,
               1/15/13(3)                                                  185,625
      220,000  Pearson Dollar Finance Two plc, 6.25%,
               5/6/18(3)(4)                                                192,339
      317,000  R.H. Donnelley, Inc., 11.75%, 5/15/15(3)(4)                  85,590
      490,000  Rogers Cable, Inc., 6.25%, 6/15/13(3)                       467,220
      360,000  Time Warner Cable, Inc., 5.40%, 7/2/12(3)                   329,997
      410,000  Time Warner Cable, Inc., 6.75%, 7/1/18(3)                   360,191
      140,000  Time Warner, Inc., 5.50%, 11/15/11(3)                       126,281
       37,000  Time Warner, Inc., 7.625%, 4/15/31(3)                        31,885
                                                                    --------------
                                                                         4,651,944
                                                                    --------------
METALS & MINING -- 0.1%
      270,000  ArcelorMittal, 6.125%, 6/1/18(3)                            186,981
      325,000  Freeport-McMoRan Copper & Gold, Inc., 8.25%,
               4/1/15(3)                                                   235,888
      500,000  Rio Tinto Finance USA Ltd., 5.875%, 7/15/13(3)              389,016
      375,000  Tube City IMS Corp., 9.75%, 2/1/15(3)                       189,375
      142,000  Xstrata Finance Canada Ltd., 5.80%, 11/15/16(3)(4)          109,487
                                                                    --------------
                                                                         1,110,747
                                                                    --------------
MULTI-UTILITIES -- 0.2%
      190,000  CenterPoint Energy Resources Corp., 6.125%,
               11/1/17(3)                                                  152,597
      220,000  CenterPoint Energy Resources Corp., 6.25%,
               2/1/37(3)                                                   143,063
      186,000  Dominion Resources, Inc., 4.75%, 12/15/10(3)                179,247
      170,000  Dominion Resources, Inc., 6.40%, 6/15/18(3)                 151,683
      275,000  Energy Future Holdings Corp., 10.875%,
               11/1/17(3)(4)                                               178,750
      370,000  NSTAR Electric Co., 5.625%, 11/15/17(3)                     339,124
      330,000  Pacific Gas & Electric Co., 4.20%, 3/1/11(3)                319,166
      118,000  Pacific Gas & Electric Co., 5.80%, 3/1/37(3)                 99,042

Shares/Principal Amount                                                      Value

    $ 160,000  Pacific Gas & Electric Co., 6.35%, 2/15/38(3)             $ 142,107
                                                                    --------------
                                                                         1,704,779
                                                                    --------------
MULTILINE RETAIL -- 0.1%
      485,000  Couche-Tard US LP/ Couche-Tard Finance Corp.,
               7.50%, 12/15/13(3)                                          369,812
      127,000  Federated Retail Holdings, Inc., 5.35%, 3/15/12(3)           89,013
      180,000  Kohl's Corp., 6.875%, 12/15/37(3)                           122,488
      290,000  Macy's Retail Holdings, Inc., 5.875%, 1/15/13(3)            191,463
                                                                    --------------
                                                                           772,776
                                                                    --------------
OIL, GAS & CONSUMABLE FUELS -- 0.6%
      170,000  Canadian Natural Resources Ltd., 5.70%, 5/15/17(3)          144,823
      180,000  Canadian Natural Resources Ltd., 6.75%, 2/1/39(3)           143,066
      125,000  Chesapeake Energy Corp., 7.625%, 7/15/13(3)                 100,625
      450,000  Chesapeake Energy Corp., 7.50%, 6/15/14(3)                  353,250
      350,000  Enbridge Energy Partners LP, Series B, 6.50%,
               4/15/18(3)                                                  287,285
      317,000  Enterprise Products Operating LP, 4.95%, 6/1/10(3)          303,721
      190,000  Enterprise Products Operating LP, 6.30%,
               9/15/17(3)                                                  156,408
      550,000  Forest Oil Corp., 7.75%, 5/1/14(3)                          440,000
      125,000  Massey Energy Co., 6.875%, 12/15/13(3)                       85,313
      170,000  Nexen, Inc., 6.40%, 5/15/37(3)                              123,192
      200,000  OPTI Canada, Inc., 7.875%, 12/15/14                          77,000
      100,000  PetroHawk Energy Corp., 7.875%, 6/1/15(3)(4)                 71,000
      442,000  Premcor Refining Group, Inc. (The), 6.125%,
               5/1/11(3)                                                   446,617
      225,000  Range Resources Corp., 7.375%, 7/15/13(3)                   199,125
      400,000  Sabine Pass LNG LP, 7.50%, 11/30/16(3)                      278,000
      300,000  Southwestern Energy Co., 7.50%, 2/1/18(3)(4)                255,000
       90,000  TransCanada PipeLines Ltd., 6.20%, 10/15/37(3)               69,095
      300,000  Williams Cos., Inc.(The), 8.125%, 3/15/12(3)                261,000
      247,000  XTO Energy, Inc., 5.30%, 6/30/15(3)                         218,687
      196,000  XTO Energy, Inc., 6.10%, 4/1/36(3)                          148,387

------

Strategic Allocation: Aggressive

Shares/Principal Amount                                                      Value

     $ 80,000  XTO Energy, Inc., 6.375%, 6/15/38(3)                        $62,586
                                                                    --------------
                                                                         4,224,180
                                                                    --------------
PAPER & FOREST PRODUCTS -- 0.1%
      269,000  Boise Cascade LLC, 7.125%, 10/15/14(3)                      151,985
      475,000  Georgia-Pacific LLC, 7.70%, 6/15/15(3)                      363,375
      175,000  Georgia-Pacific LLC, 7.125%, 1/15/17(3)(4)                  129,500
      300,000  Verso Paper Holdings LLC/Verso Paper, Inc.,
               Series B, 9.125%, 8/1/14(3)                                 145,500
                                                                    --------------
                                                                           790,360
                                                                    --------------
PHARMACEUTICALS -- 0.3%
      320,000  Abbott Laboratories, 5.875%, 5/15/16(3)                     328,820
      160,000  Abbott Laboratories, 5.60%, 11/30/17(3)                     160,167
      455,000  AstraZeneca plc, 5.40%, 9/15/12(3)                          471,196
      260,000  AstraZeneca plc, 5.90%, 9/15/17(3)                          258,409
      410,000  GlaxoSmithKline Capital, Inc., 4.85%, 5/15/13(3)            404,752
      250,000  GlaxoSmithKline Capital, Inc., 6.375%, 5/15/38(3)           237,303
      199,000  Wyeth, 5.95%, 4/1/37(3)                                     181,903
                                                                    --------------
                                                                         2,042,550
                                                                    --------------
REAL ESTATE INVESTMENT TRUSTS (REITS) -- 0.1%
      550,000  Host Hotels & Resorts LP, Series M, 7.00%,
               8/15/12(3)                                                  415,250
      350,000  ProLogis, 5.625%, 11/15/16(3)                               130,201
                                                                    --------------
                                                                           545,451
                                                                    --------------
ROAD & RAIL -- 0.1%
      350,000  Hertz Corp. (The), 8.875%, 1/1/14(3)                        182,438
      375,000  Hertz Corp. (The), 10.50%, 1/1/16(3)                        151,875
      200,000  Rental Service Corp., 9.50%, 12/1/14(3)                      99,000
      270,000  Union Pacific Corp., 5.75%, 11/15/17(3)                     243,987
      550,000  United Rentals North America, Inc., 6.50%,
               2/15/12(3)                                                  387,749
                                                                    --------------
                                                                         1,065,049
                                                                    --------------
SOFTWARE -- 0.1%
      183,000  Intuit, Inc., 5.75%, 3/15/17(3)                             131,719
      675,000  Oracle Corp., 5.75%, 4/15/18(3)                             633,756
                                                                    --------------
                                                                           765,475
                                                                    --------------

Shares/Principal Amount                                                      Value

SPECIALTY RETAIL -- 0.1%
    $ 375,000  Asbury Automotive Group, Inc., 8.00%, 3/15/14(3)          $ 155,625
      300,000  Asbury Automotive Group, Inc., 7.625%, 3/15/17(3)           121,500
      300,000  GSC Holdings Corp., 8.00%, 10/1/12(3)                       262,500
      180,000  Lowe's Cos., Inc., 5.60%, 9/15/12(3)                        181,006
      300,000  Michaels Stores, Inc., 10.00%, 11/1/14(3)                    96,000
      275,000  Toys "R" Us, Inc., 7.375%, 10/15/18(3)                      114,125
                                                                    --------------
                                                                           930,756
                                                                    --------------
TEXTILES, APPAREL & LUXURY GOODS -- 0.1%
      800,000  Perry Ellis International, Inc., Series B,
               8.875%, 9/15/13(3)                                          460,000
                                                                    --------------
TRADING COMPANIES & DISTRIBUTORS -- 0.1%
      850,000  Ashtead Capital, Inc., 9.00%, 8/15/16(3)(4)                 497,250
                                                                    --------------
WIRELESS TELECOMMUNICATION SERVICES -- 0.2%
      200,000  Alltel Corp., 7.00%, 7/1/12(3)                              189,000
      250,000  Cricket Communications, Inc., 9.375%, 11/1/14(3)            199,688
      500,000  MetroPCS Wireless, Inc., 9.25%, 11/1/14(3)                  412,500
      320,000  Rogers Communications, Inc., 6.80%, 8/15/18(3)              287,234
      160,000  Verizon Wireless, 8.50%, 11/15/18(3)(4)                     161,706
      226,000  Vodafone Group plc, 5.625%, 2/27/17(3)                      192,355
                                                                    --------------
                                                                         1,442,483
                                                                    --------------
TOTAL CORPORATE BONDS
(Cost $73,219,403)                                                      57,349,096
                                                                    --------------

U.S. Government Agency Mortgage-Backed Securities(6) -- 6.2%

FIXED-RATE U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES -- 5.5%
   14,158,837  FHLMC, 6.00%, settlement date 12/13/08(7)                14,466,354
        1,194  FHLMC, 6.50%, 12/1/12                                         1,225
       24,188  FHLMC, 7.00%, 6/1/14                                         25,325
      755,090  FHLMC, 4.50%, 1/1/19                                        760,349
      596,362  FHLMC, 5.00%, 1/1/21                                        603,218
    1,419,959  FHLMC, 5.00%, 4/1/21                                      1,436,282
        5,316  FHLMC, 7.00%, 8/1/29                                          5,546
       34,829  FHLMC, 8.00%, 7/1/30                                         36,886
      325,986  FHLMC, 5.50%, 12/1/33                                       331,534

------

Strategic Allocation: Aggressive

Shares/Principal Amount                                                      Value

    $ 164,242  FHLMC, 6.50%, 7/1/47(3)                                   $ 164,139
        7,965  FNMA, 6.50%, 4/1/12                                           8,198
       47,497  FNMA, 6.00%, 4/1/14                                          48,751
       11,411  FNMA, 7.50%, 6/1/15                                          11,937
      170,714  FNMA, 5.50%, 12/1/16                                        175,107
      479,769  FNMA, 4.50%, 5/1/19                                         482,510
      532,729  FNMA, 4.50%, 5/1/19                                         535,773
      322,355  FNMA, 5.00%, 9/1/20                                         326,766
        1,785  FNMA, 7.00%, 6/1/26                                           1,873
       21,153  FNMA, 7.50%, 3/1/27                                          22,321
        8,286  FNMA, 7.00%, 1/1/29                                           8,685
       44,384  FNMA, 6.50%, 4/1/29                                          46,035
       38,805  FNMA, 6.50%, 8/1/29                                          40,248
       59,019  FNMA, 6.50%, 12/1/29                                         61,215
       17,515  FNMA, 7.00%, 3/1/30                                          18,360
       13,499  FNMA, 8.00%, 7/1/30                                          14,316
        8,944  FNMA, 7.50%, 9/1/30                                           9,416
       44,242  FNMA, 7.00%, 9/1/31                                          46,375
       29,609  FNMA, 6.50%, 1/1/32                                          30,692
      157,492  FNMA, 7.00%, 6/1/32                                         165,081
       43,355  FNMA, 6.50%, 8/1/32                                          44,941
      299,609  FNMA, 6.50%, 11/1/32                                        310,005
      312,009  FNMA, 5.50%, 6/1/33                                         317,905
      186,019  FNMA, 5.50%, 8/1/33                                         189,534
    2,274,857  FNMA, 5.00%, 11/1/33                                      2,295,523
    2,539,849  FNMA, 5.50%, 1/1/34                                       2,590,971
    1,949,956  FNMA, 4.50%, 9/1/35                                       1,923,253
    2,210,496  FNMA, 5.00%, 2/1/36                                       2,227,815
    1,429,325  FNMA, 5.50%, 2/1/37                                       1,454,545
    2,367,224  FNMA, 6.50%, 8/1/37                                       2,405,644
       99,135  FNMA, 6.50%, 6/1/47(3)                                       98,995
      240,073  FNMA, 6.50%, 8/1/47(3)                                      239,735
      322,471  FNMA, 6.50%, 8/1/47(3)                                      322,017
       40,398  FNMA, 6.50%, 9/1/47(3)                                       40,341
      281,117  FNMA, 6.50%, 9/1/47(3)                                      280,722
      325,241  FNMA, 6.50%, 9/1/47(3)                                      324,783
      396,267  FNMA, 6.50%, 9/1/47(3)                                      395,709
      563,563  FNMA, 6.50%, 9/1/47(3)                                      562,770
        3,068  GNMA, 7.50%, 10/15/25                                         3,251
       45,412  GNMA, 6.00%, 3/15/26                                         46,616
       12,275  GNMA, 7.00%, 12/15/27                                        12,709
       10,509  GNMA, 6.50%, 2/15/28                                         10,850
       10,538  GNMA, 6.50%, 3/15/28                                         10,880
        7,180  GNMA, 7.00%, 8/15/29                                          7,421
        3,884  GNMA, 7.50%, 5/15/30                                          4,111
       58,332  GNMA, 7.00%, 5/15/31                                         60,240
      233,108  GNMA, 5.50%, 11/15/32                                       238,123
    4,769,446  GNMA, 6.50%, 10/15/38                                     4,894,413
                                                                    --------------
                                                                        41,198,339
                                                                    --------------

Shares/Principal Amount                                                      Value

ADJUSTABLE-RATE U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES -- 0.7%
   $1,852,767  FHLMC, VRN, 6.00%, 11/1/11                              $ 1,894,006
    1,012,766  FNMA, VRN, 6.49%, 1/1/10                                  1,031,431
      849,064  FNMA, VRN, 6.44%, 6/1/11                                    869,167
      717,969  FNMA, VRN, 6.42%, 7/1/11                                    734,305
      932,523  FNMA, VRN, 5.95%, 5/1/12                                    949,836
                                                                    --------------
                                                                         5,478,745
                                                                    --------------
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES
(Cost $46,031,231)                                                      46,677,084
                                                                    --------------

U.S. Treasury Securities -- 2.2%

    2,000,000  U.S. Treasury Bonds, 7.125%, 2/15/23(3)                   2,728,438
    3,405,000  U.S. Treasury Inflation Indexed Notes, 3.00%,
               7/15/12(3)                                                3,961,975
    2,100,000  U.S. Treasury Inflation Indexed Notes, 2.00%,
               1/15/14(3)                                                2,239,624
    7,000,000  U.S. Treasury Notes, 2.75%, 10/31/13(3)                   7,279,454
                                                                    --------------
TOTAL U.S. TREASURY SECURITIES
(Cost $16,879,805)                                                      16,209,491
                                                                    --------------

Commercial Mortgage-Backed Securities(6) -- 2.1%

    1,200,000  Banc of America Commercial Mortgage, Inc., Series
               2004-2, Class A3 SEQ, 4.05%, 11/10/38                     1,090,871
      800,000  Banc of America Commercial Mortgage, Inc., Series
               2006-6, Class A3 SEQ, 5.37%, 10/10/45                       576,634
    3,266,296  Banc of America Commercial Mortgage, Inc. STRIPS
               - COUPON, Series 2004-1, Class XP, VRN, 0.64%,
               12/1/08                                                      41,787
      290,615  Banc of America Large Loan, Series 2005 MIB1,
               Class A1, VRN, 1.57%, 12/15/08, resets monthly
               off the 1-month LIBOR plus 0.15% with no caps(4)            218,834
    1,197,722  Bear Stearns Commercial Mortgage Securities
               Trust, Series 2006 BBA7, Class A1, VRN, 1.53%,
               12/15/08, resets monthly off the 1-month LIBOR
               plus 0.11% with no caps(4)                                  900,408
    7,190,076  Bear Stearns Commercial Mortgage Securities Trust
               STRIPS - COUPON, Series 2004 T16, Class X2, VRN,
               0.89%, 12/1/08                                              136,703

------

Strategic Allocation: Aggressive

Shares/Principal Amount                                                      Value

    $ 718,926  Commercial Mortgage Acceptance Corp. STRIPS -
               COUPON, Series 1998 C2, Class X, VRN, 1.69%,
               12/1/08                                                     $26,781
       39,779  Commercial Mortgage Pass-Through Certificates,
               Series 2005 F10A, Class A1, VRN, 1.52%, 12/15/08,
               resets monthly off the 1-month LIBOR plus 0.10%
               with no caps(4)                                              32,680
      600,000  Credit Suisse First Boston Mortgage Securities
               Corp., Series 2001 CK3, Class A4 SEQ, 6.53%,
               6/15/34                                                     561,044
      800,000  Credit Suisse First Boston Mortgage Securities
               Corp., Series 2002 CKN2, Class A3 SEQ, 6.13%,
               4/15/37                                                     716,837
    3,750,000  Credit Suisse Mortgage Capital Certificates,
               Series 2007 TF2A, Class A1, VRN, 1.60%, 12/15/08,
               resets monthly off the 1-month LIBOR plus 0.18%
               with no caps(4)                                           2,673,920
    1,230,000  Greenwich Capital Commercial Funding Corp.,
               Series 2005 GG3, Class A2 SEQ, 4.31%, 8/10/42             1,154,421
      367,882  Greenwich Capital Commercial Funding Corp.,
               Series 2006 FL4A, Class A1, VRN, 2.45%, 12/5/08,
               resets monthly off the 1-month LIBOR plus 0.09%
               with no caps(4)                                             224,572
      331,302  GS Mortgage Securities Corp. II, Series 2007 EOP,
               Class A1, VRN, 2.27%, 12/8/08, resets monthly off
               the 1-month LIBOR plus 0.09% with no caps(4)                244,242
    2,300,000  LB-UBS Commercial Mortgage Trust, Series 2003 C3,
               Class A3 SEQ, 3.85%, 5/15/27                              2,011,948
      588,081  LB-UBS Commercial Mortgage Trust, Series 2004 C1,
               Class A2 SEQ, 3.62%, 1/15/29                                569,033
    1,266,555  LB-UBS Commercial Mortgage Trust, Series 2004 C4,
               Class A2, VRN, 4.57%, 12/11/08                            1,245,426
    1,204,947  LB-UBS Commercial Mortgage Trust, Series 2005 C2,
               Class A2 SEQ, 4.82%, 4/15/30                              1,109,277
    1,400,000  LB-UBS Commercial Mortgage Trust, Series 2005 C3,
               Class A3 SEQ, 4.65%, 7/15/30                              1,172,625

Shares/Principal Amount                                                      Value

    $ 141,473  Lehman Brothers Floating Rate Commercial Mortgage
               Trust, Series 2006 LLFA, Class A1, VRN, 1.50%,
               12/15/08, resets monthly off the 1-month LIBOR
               plus 0.08% with no caps(4)                                  $87,580
      770,658  Merrill Lynch Floating Trust, Series 2006-1,
               Class A1, VRN, 1.49%, 12/15/08, resets monthly
               off the 1-month LIBOR plus 0.07% with no caps(4)            568,581
                                                                    --------------
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(Cost $18,447,275)                                                      15,364,204
                                                                    --------------

Municipal Securities -- 1.4%

    2,000,000  California Educational Facilities Auth. Rev.,
               Series 2007 T1, (Stanford University), 5.00%,
               3/15/39                                                   1,909,260
    2,800,000  Clark County School District GO, Series 2004 D,
               (Building Bonds), 5.00%, 12/15/14, Prerefunded at
               100% of Par (MBIA)(8)                                     3,120,180
    2,800,000  Clark County School District GO, Series 2005 C,
               (Building Bonds), 5.00%, 12/15/15, Prerefunded at
               100% of Par (FSA)(8)                                      3,134,040
    1,165,000  Georgia GO, Series 2008 B, 5.00%, 7/1/18                  1,259,901
      300,000  Illinois GO, (Taxable Pension), 5.10%, 6/1/33(3)            255,882
      310,000  Orange County Housing Finance Auth. Rev., Series
               2002 B, (Millenia), VRDN, 3.49%, 12/18/08 (LOC:
               Keybank N.A.)(3)                                            310,000
      400,000  Utah Housing Corp. Multifamily Housing Rev.,
               Series 2004 B, (Tanglewood), VRDN, 2.50%, 7/1/17
               (LOC: Citibank N.A.)(3)                                     400,000
                                                                    --------------
TOTAL MUNICIPAL SECURITIES
(Cost $10,223,462)                                                      10,389,263
                                                                    --------------

Collateralized Mortgage Obligations(6) -- 1.3%

PRIVATE SPONSOR COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.6%
    1,060,176  Banc of America Alternative Loan Trust, Series
               2007-2, Class 2A4, 5.75%, 6/25/37                           863,318
    3,230,383  Countrywide Home Loan Mortgage Pass-Through
               Trust, Series 2007-16, Class A1, 6.50%, 10/25/37          2,035,001

------

Strategic Allocation: Aggressive

Shares/Principal Amount                                                      Value

     $ 16,795  MASTR Alternative Loans Trust, Series 2003-8,
               Class 4A1, 7.00%, 12/25/33                                  $14,108
      660,510  Thornburg Mortgage Securities Trust, Series
               2006-5, Class A1, VRN, 1.51%, 12/26/08, resets
               monthly off the 1-month LIBOR plus 0.12% with no
               caps                                                        547,074
      675,000  Washington Mutual Mortgage Pass-Through
               Certificates, Series 2005 AR4, Class A3, VRN,
               4.59%, 12/1/08                                              627,931
                                                                    --------------
                                                                         4,087,432
                                                                    --------------
U.S. GOVERNMENT AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.7%
      673,355  FHLMC, Series 2541, Class EA, 5.00%, 3/15/16                678,523
      893,648  FHLMC, Series 2567, Class OD, 5.00%, 8/15/15                901,643
      273,623  FHLMC, Series 2900, Class PA, 4.50%, 3/15/14                274,447
      900,000  FHLMC, Series 2926, Class EW SEQ, 5.00%, 1/15/25            864,862
      190,593  FHLMC, Series 2937, Class KA, 4.50%, 12/15/14               191,266
      189,688  FNMA, Series 2003-52, Class KF SEQ, VRN, 1.80%,
               12/25/08, resets monthly off the 1-month LIBOR
               plus 0.40% with a cap of 7.50%                              186,368
      448,000  FNMA, Series 2003-92, Class PD, 4.50%, 3/25/17              449,986
    1,713,119  FNMA, Series 2005-63, Class HA SEQ, 5.00%, 4/25/23        1,723,746
                                                                    --------------
                                                                         5,270,841
                                                                    --------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $10,835,777)                                                       9,358,273
                                                                    --------------

Commercial Paper(9) -- 1.3%

      700,000  Allied Irish Banks N.A., 2.71%, 5/18/09(3)(4)               691,369
      300,000  American Honda Finance Corp., 1.80%, 12/5/08(3)             299,928
      700,000  BASF SE, 1.75%, 1/27/09(3)(4)                               697,424
      700,000  BMW US Capital LLC, 1.91%, 1/15/09(3)(4)                    698,075
      750,000  Chariot Funding LLC, 1.40%, 1/13/09(3)(4)                   747,915
      700,000  Chevron Funding Corp., 0.65%, 12/12/08(3)                   699,804
      700,000  Crown Point Capital LLC, 2.41%, 1/23/09(3)(4)               697,550
      691,000  Enterprise Funding Co., 1.60%, 1/12/09(3)(4)                689,155

Shares/Principal Amount                                                      Value

    $ 700,000  Jupiter Securitization Co. LLC, 1.00%,
               12/22/08(3)(4)                                            $ 699,041
      700,000  Legacy Capital LLC, 2.41%, 1/2/09(3)(4)                     698,572
      700,000  Lexington Parker Capital, 1.55%, 12/18/08(3)(4)             699,209
      670,000  Microsoft Corp., 0.25%, 12/29/08(3)(4)                      669,565
      700,000  Salvation Army, 3.75%, 12/19/08(3)                          699,979
      700,000  Toyota Credit Puerto Rico Corp., 2.11%, 1/20/09(3)          697,949
      700,000  Tulip Funding Corp., 1.20%, 12/9/08(3)(4)                   699,601
                                                                    --------------
TOTAL COMMERCIAL PAPER
(Cost $10,088,698)                                                      10,085,136
                                                                    --------------

U.S. Government Agency Securities -- 0.3%

ADJUSTABLE-RATE U.S. GOVERNMENT AGENCY SECURITIES -- 0.1%
      700,000  FHLB, VRN, 1.57%, 12/1/08(3)                                699,455
                                                                    --------------
FIXED-RATE U.S. GOVERNMENT AGENCY SECURITIES -- 0.2%
    1,500,000  FNMA, 4.625%, 10/15/13(3)                                 1,607,940
                                                                    --------------
TOTAL U.S. GOVERNMENT AGENCY SECURITIES
(Cost $2,263,237)                                                        2,307,395
                                                                    --------------

Asset-Backed Securities(6) -- 0.2%

      113,898  Accredited Mortgage Loan Trust, Series 2006-2,
               Class A1, VRN, 1.44%, 12/26/08, resets monthly
               off the 1-month LIBOR plus 0.04% with no caps               110,786
      800,000  CNH Equipment Trust, Series 2007 C, Class A3A
               SEQ, 5.21%, 12/15/11                                        783,549
       82,693  Long Beach Mortgage Loan Trust, Series 2006-6,
               Class 2A1, VRN, 1.44%, 12/26/08, resets monthly
               off the 1-month LIBOR plus 0.04% with no caps                81,404
      294,624  SLM Student Loan Trust, Series 2006-5, Class A2,
               VRN, 3.53%, 1/26/09, resets quarterly off the
               3-month LIBOR minus 0.01% with no caps                      291,786
      494,138  SLM Student Loan Trust, Series 2006-10, Class A2,
               VRN, 3.55%, 1/26/09, resets quarterly off the
               3-month LIBOR plus 0.01% with no caps                       493,659
                                                                    --------------
TOTAL ASSET-BACKED SECURITIES
(Cost $1,785,309)                                                        1,761,184
                                                                    --------------

------

Strategic Allocation: Aggressive

Shares/Principal Amount                                                      Value

Sovereign Governments & Agencies(2)

     $ 37,000  Hydro Quebec, 8.40%, 1/15/22(3)
(Cost $43,748)                                                            $ 46,302
                                                                    --------------

Temporary Cash Investments - Segregated for Futures Contracts -- 0.4%

    1,700,000  FHLB Discount Notes, 0.75%, 2/20/09(3)(9)                 1,698,374
      800,000  FHLB Discount Notes, 1.16%, 4/16/09(3)(9)                   797,054
                                                                    --------------
TOTAL TEMPORARY CASH INVESTMENTS - SEGREGATED FOR FUTURES
CONTRACTS
(Cost $2,493,655)                                                        2,495,428
                                                                    --------------

Shares/Principal Amount                                                      Value

Temporary Cash Investments -- 1.8%

    $ 750,000  FHLB Discount Notes, 1.82%, 5/15/09(3)(9)                 $ 746,305
   12,994,530  JPMorgan U.S. Treasury Plus Money Market Fund
               Agency Shares(3)                                         12,994,530
                                                                    --------------
TOTAL TEMPORARY CASH INVESTMENTS
(Cost $13,738,343)                                                      13,740,835
                                                                    --------------
TOTAL INVESTMENT SECURITIES -- 100.8%
(Cost $891,302,408)                                                    753,269,690
                                                                    --------------
OTHER ASSETS AND LIABILITIES -- (0.8)%                                 (6,140,200)
                                                                    --------------
TOTAL NET ASSETS -- 100.0%                                            $747,129,490
                                                                    ==============

Futures Contracts
                                                Underlying Face      Unrealized
    Contracts Purchased      Expiration Date    Amount at Value      Gain (Loss)

      50  S&P 500 E-Mini
          Futures             December 2008       $2,238,250         $(589,087)
                                                ==============     ==============

Swap Agreements
                                                     Expiration      Unrealized
Notional Amount  Description of Agreement               Date         Gain (Loss)

CREDIT DEFAULT
      $ 180,000  Pay quarterly a fixed rate          March 2013        $ 2,222
                 equal to 0.70% multiplied by
                 the notional amount and receive
                 from Barclays Bank plc upon
                 each default event of Rohm &
                 Haas Co., par value of the
                 proportional notional amount of
                 Rohm & Haas Co., 7.85%, 7/15/29.
        720,000  Pay quarterly a fixed rate          June 2013          6,058
                 equal to 0.60% multiplied by
                 the notional amount and receive
                 from Deutsche Bank AG upon each
                 default event of Marsh &
                 McLennan Cos., Inc., par value
                 of the proportional notional
                 amount of Marsh & McLennan
                 Cos., Inc., 5.375%, 7/15/14.
        475,000  Pay quarterly a fixed rate        December 2013       25,262
                 equal to 0.59% multiplied by
                 the notional amount and receive
                 from Deutsche Bank AG upon each
                 default event of Hartford
                 Financial Services Group, Inc.,
                 par value of the proportional
                 notional amount of Hartford
                 Financial Services Group, Inc.,
                 4.75%, 3/1/14.
      1,900,000  Pay quarterly a fixed rate          March 2017        77,481
                 equal to 0.12% multiplied by
                 the notional amount and receive
                 from Barclays Bank plc upon
                 each default event of Pfizer,
                 Inc., par value of the
                 proportional notional amount of
                 Pfizer, Inc., 4.65%, 3/1/18.
                                                                   --------------
                                                                      $111,023
                                                                   ==============

------

Strategic Allocation: Aggressive

Notes to Schedule of Investments

ADR = American Depositary Receipt

BDR = Brazilian Depositary Receipt

CDX = Credit Derivative Indexes

CVA = Certificaten Van Aandelen

EAFE = Europe, Australasia, and Far East

ETF = Exchange Traded Fund

FHLB = Federal Home Loan Bank

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

FSA = Financial Security Assurance, Inc.

GDR = Global Depositary Receipt

GMAC = General Motors Acceptance Corporation

GNMA = Government National Mortgage Association

GO = General Obligation

LB-UBS = Lehman Brothers, Inc. -- UBS AG

LIBOR = London Interbank Offered Rate

LOC = Letter of Credit

MASTR = Mortgage Asset Securitization Transactions, Inc.

MBIA = MBIA Insurance Corporation

MSCI = Morgan Stanley Capital International

NVDR = Non-Voting Depositary Receipt

OJSC = Open Joint Stock Company

PIK = Payment in Kind

resets = The frequency with which a security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

SEQ = Sequential Payer

SPDR = Standard & Poor's Depositary Receipts

STRIPS = Separate Trading of Registered Interest and Principal of Securities

VRDN = Variable Rate Demand Note. Interest reset date is indicated. Rate shown is effective November 30, 2008.

VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective November 30, 2008.

(1) Non-income producing.

(2) Category is less than 0.05% of total net assets.

(3) Security, or portion thereof, has been segregated for forward commitments, futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $16,816,000.

(4) Security was purchased under Rule 144A or Section 4(2) of the Securities
Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of these securities at November 30, 2008 was
$20,606,231, which represented 2.8% of total net assets.

(5) Step-coupon security. These securities are issued with a zero-coupon and become interest bearing at a predetermined rate and date and are issued at a substantial discount from their value at maturity. Interest reset or final maturity date is indicated, as applicable. Rate shown is effective November
30, 2008.

(6) Final maturity indicated, unless otherwise noted.

(7) Forward commitment.

(8) Escrowed to maturity in U.S. government securities or state and local government securities.

(9) The rate indicated is the yield to maturity at purchase.

Industry classifications are unaudited.

See Notes to Financial Statements.

------

STATEMENT OF ASSETS AND LIABILITIES

NOVEMBER 30, 2008
                                      Strategic         Strategic        Strategic
                                   Conservative          Moderate       Aggressive
ASSETS

Investment securities,
at value (cost of
$582,464,246, $1,527,286,204
and $891,302,408,
respectively)                      $531,576,651    $1,335,503,781     $753,269,690

Cash                                  1,035,886         3,632,045        1,941,039

Foreign currency holdings, at
value (cost of $--,
$1,091,118 and $778,560,
respectively)                                --         1,084,101          776,044

Receivable for investments
sold                                 33,576,492        69,674,153       28,628,957

Receivable for capital shares
sold                                    229,694         1,401,646          900,212

Receivable for variation
margin on futures contracts              12,740            73,611           23,305

Unrealized appreciation on
swap agreements                         184,484           337,170          111,023

Dividends and interest
receivable                            2,848,376         6,332,745        3,324,321

Other assets                                 --            39,375            9,984
                                 --------------    --------------   --------------
                                    569,464,323     1,418,078,627      788,984,575
                                 --------------    --------------   --------------

LIABILITIES

Payable for investments
purchased                            46,428,931        94,429,609       40,848,939

Payable for capital shares
redeemed                                484,865           965,984          196,045

Accrued management fees                 408,300         1,111,716          721,714

Distribution fees payable                13,783            47,113           22,998

Service fees (and
distribution fees --
A Class and R Class) payable             43,108           114,843           65,389
                                 --------------    --------------   --------------
                                     47,378,987        96,669,265       41,855,085
                                 --------------    --------------   --------------

NET ASSETS                         $522,085,336    $1,321,409,362     $747,129,490
                                 ==============    ==============   ==============

See Notes to Financial Statements.

------

NOVEMBER 30, 2008
                                      Strategic         Strategic        Strategic
                                   Conservative          Moderate       Aggressive
NET ASSETS CONSIST OF:

Capital (par value and
paid-in surplus)                   $593,963,211    $1,614,876,605    $ 964,203,233

Undistributed net investment
income                                  914,403         5,409,089       12,231,442

Accumulated net realized loss
on investment and foreign
currency transactions              (21,856,819)     (106,464,347)     (90,781,901)

Net unrealized depreciation
on investments and
translation of assets
and liabilities in foreign
currencies                         (50,935,459)     (192,411,985)    (138,523,284)
                                 --------------    --------------   --------------
                                   $522,085,336    $1,321,409,362    $ 747,129,490
                                 ==============    ==============   ==============

INVESTOR CLASS, $0.01 PAR VALUE

Net assets                         $190,823,621      $457,057,140     $350,838,173

Shares outstanding                   42,681,187        94,436,394       66,264,229

Net asset value per share                 $4.47             $4.84            $5.29

INSTITUTIONAL CLASS, $0.01 PAR VALUE

Net assets                         $120,335,723      $308,684,276      $80,645,878

Shares outstanding                   26,898,325        63,758,664       15,199,287

Net asset value per share                 $4.47             $4.84            $5.31

A CLASS, $0.01 PAR VALUE

Net assets                         $186,277,338      $469,970,271     $273,892,056

Shares outstanding                   41,685,877        97,233,959       51,888,491

Net asset value per share                 $4.47             $4.83            $5.28

Maximum offering price (net
asset value divided by 0.9425)            $4.74             $5.12            $5.60

B CLASS, $0.01 PAR VALUE

Net assets                           $3,970,250       $25,619,817       $9,767,932

Shares outstanding                      889,423         5,300,750        1,862,066

Net asset value per share                 $4.46             $4.83            $5.25

C CLASS, $0.01 PAR VALUE

Net assets                          $18,625,990       $51,619,366      $27,825,500

Shares outstanding                    4,171,959        10,663,348        5,316,721

Net asset value per share                 $4.46             $4.84            $5.23

R CLASS, $0.01 PAR VALUE

Net assets                           $2,052,414        $8,458,492       $4,159,951

Shares outstanding                      459,687         1,751,461          791,641

Net asset value per share                 $4.46             $4.83            $5.25

See Notes to Financial Statements.

------

STATEMENT OF OPERATIONS

YEAR ENDED NOVEMBER 30, 2008
                                      Strategic         Strategic        Strategic
                                   Conservative          Moderate       Aggressive
INVESTMENT INCOME (LOSS)

INCOME:

Interest                           $ 16,297,081      $ 33,196,728     $ 13,947,657

Dividends (net of foreign
taxes withheld of $142,943,
$646,559 and $511,311,
respectively)                         6,209,505        21,412,202       15,292,562

Securities lending, net                 229,430           672,892          460,244
                                 --------------    --------------   --------------
                                     22,736,016        55,281,822       29,700,463
                                 --------------    --------------   --------------

EXPENSES:

Management fees                       6,003,666        17,633,661       12,591,907

Distribution fees:

 B Class                                 31,118           244,096           96,422

 C Class                                135,162           397,021          251,688

Service fees:

 B Class                                 10,373            81,365           32,141

 C Class                                 45,054           132,340           83,896

Distribution and
service fees:

 A Class                                518,552         1,417,311          951,566

 A Class (old) (Note 11)                    453             2,516            1,299

 R Class                                  8,124            37,872           17,908

Directors' fees
and expenses                             24,296            68,428           42,722

Other expenses                            2,070             5,262            4,347
                                 --------------    --------------   --------------
                                      6,778,868        20,019,872       14,073,896
                                 --------------    --------------   --------------

NET INVESTMENT
INCOME (LOSS)                        15,957,148        35,261,950       15,626,567
                                 --------------    --------------   --------------

REALIZED AND UNREALIZED GAIN (LOSS)

NET REALIZED
GAIN (LOSS) ON:

Investment transactions (net
of foreign taxes accrued of
$--,
$105,622 and $86,590,
respectively)                      (19,729,671)      (96,801,639)     (81,999,009)

Futures and swaps transactions        3,243,242         8,090,454        2,029,668

Foreign currency transactions          (83,492)         (279,407)        (310,320)
                                 --------------    --------------   --------------
                                   (16,569,921)      (88,990,592)     (80,279,661)
                                 --------------    --------------   --------------

CHANGE IN NET
UNREALIZED APPRECIATION
(DEPRECIATION) ON:

Investments (net of foreign
taxes accrued of $--,
$484,002 and $392,589,
respectively)                     (118,852,194)     (468,251,880)    (354,694,011)

Futures and swaps                     (315,744)       (1,263,541)        (585,361)

Translation of assets
and liabilities in foreign
currencies                              (2,343)          (32,469)         (23,904)
                                 --------------    --------------   --------------
                                  (119,170,281)     (469,547,890)    (355,303,276)
                                 --------------    --------------   --------------

NET REALIZED AND UNREALIZED
GAIN (LOSS)                       (135,740,202)     (558,538,482)    (435,582,937)
                                 --------------    --------------   --------------

NET INCREASE (DECREASE) IN
NET ASSETS RESULTING FROM
OPERATIONS                       $(119,783,054)    $(523,276,532)   $(419,956,370)
                                 ==============    ==============   ==============

See Notes to Financial Statements.

------

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED NOVEMBER 30, 2008 AND NOVEMBER 30, 2007
                                     Strategic Conservative                Strategic Moderate
Increase (Decrease) in
Net Assets                           2008              2007             2008             2007

OPERATIONS

Net investment income
(loss)                       $ 15,957,148      $ 18,688,870     $ 35,261,950     $ 40,713,625

Net realized
gain (loss)                  (16,569,921)        43,261,595     (88,990,592)      206,748,115

Change in net
unrealized appreciation
(depreciation)              (119,170,281)       (5,089,795)    (469,547,890)      (3,465,742)
                           --------------    --------------   --------------   --------------
Net increase (decrease)
in net assets resulting
from operations             (119,783,054)        56,860,670    (523,276,532)      243,995,998
                           --------------    --------------   --------------   --------------

DISTRIBUTIONS TO SHAREHOLDERS

From net
investment income:

 Investor Class               (7,440,346)       (9,693,254)     (15,914,816)     (19,435,086)

 Institutional Class          (4,699,082)       (4,270,288)     (11,225,507)     (10,917,336)

 A Class                      (5,424,991)       (4,105,769)     (11,854,658)      (7,618,684)

 A Class (old)
 (Note 11)                             --         (675,760)               --      (2,980,838)

 B Class                         (74,924)          (53,429)        (425,408)        (355,562)

 C Class                        (323,497)         (224,837)        (683,650)        (391,808)

 R Class                         (36,978)          (18,817)        (135,312)         (40,775)

From net
realized gains:

 Investor Class              (18,804,371)      (11,253,988)     (82,243,771)     (57,095,854)

 Institutional Class         (10,021,038)       (4,383,435)     (52,280,866)     (27,692,858)

 A Class                     (13,237,757)       (4,749,015)     (59,863,768)     (24,280,118)

 A Class (old)
 (Note 11)                             --         (747,857)               --      (9,021,851)

 B Class                        (260,477)          (79,601)      (3,583,093)      (1,868,501)

 C Class                      (1,015,216)         (357,530)      (4,778,485)      (1,900,884)

 R Class                         (61,382)          (19,051)        (427,823)         (57,065)
                           --------------    --------------   --------------   --------------
Decrease in net assets
from distributions           (61,400,059)      (40,632,631)    (243,417,157)    (163,657,220)
                           --------------    --------------   --------------   --------------

CAPITAL SHARE TRANSACTIONS

Net increase (decrease)
in net assets from
capital share
transactions                    9,232,785      (84,189,490)       55,278,212    (229,468,619)
                           --------------    --------------   --------------   --------------

NET INCREASE (DECREASE)
IN
NET ASSETS                  (171,950,328)      (67,961,451)    (711,415,477)    (149,129,841)

NET ASSETS

Beginning of period           694,035,664       761,997,115    2,032,824,839    2,181,954,680
                           --------------    --------------   --------------   --------------
End of period               $ 522,085,336      $694,035,664   $1,321,409,362   $2,032,824,839
                           ==============    ==============   ==============   ==============

Undistributed net
investment income                $914,403        $4,870,192       $5,409,089      $11,479,205
                           ==============    ==============   ==============   ==============

See Notes to Financial Statements.

------

YEARS ENDED NOVEMBER 30, 2008 AND NOVEMBER 30, 2007
                                                             Strategic Aggressive
Increase (Decrease) in Net Assets                           2008             2007

OPERATIONS

Net investment income (loss)                        $ 15,626,567     $ 15,548,993

Net realized gain (loss)                            (80,279,661)      156,273,716

Change in net unrealized
appreciation (depreciation)                        (355,303,276)       17,595,530
                                                 ---------------   --------------
Net increase (decrease) in net assets
resulting from operations                          (419,956,370)      189,418,239
                                                 ---------------   --------------

DISTRIBUTIONS TO SHAREHOLDERS

From net investment income:

 Investor Class                                      (8,806,643)     (10,903,787)

 Institutional Class                                 (2,112,558)      (1,368,257)

 A Class                                             (4,911,622)      (3,770,832)

 A Class (old) (Note 11)                                      --        (901,403)

 B Class                                                (50,673)         (40,513)

 C Class                                               (123,942)         (98,867)

 R Class                                                (16,641)          (3,579)

From net realized gains:

 Investor Class                                     (78,174,021)     (47,617,824)

 Institutional Class                                (16,423,804)      (5,203,240)

 A Class                                            (53,336,383)     (20,184,747)

 A Class (old) (Note 11)                                      --      (4,836,898)

 B Class                                             (1,637,743)        (637,049)

 C Class                                             (4,012,724)      (1,551,348)

 R Class                                               (238,726)         (28,556)
                                                 ---------------   --------------
Decrease in net assets from distributions          (169,845,480)     (97,146,900)
                                                 ---------------   --------------

CAPITAL SHARE TRANSACTIONS

Net increase (decrease) in net assets from
capital share transactions                            46,426,160    (134,728,749)
                                                 ---------------   --------------

NET INCREASE (DECREASE) IN NET ASSETS              (543,375,690)     (42,457,410)

NET ASSETS

Beginning of period                                1,290,505,180    1,332,962,590
                                                 ---------------   --------------
End of period                                      $ 747,129,490   $1,290,505,180
                                                 ===============   ==============

Undistributed net investment income                  $12,231,442      $12,419,040
                                                 ===============   ==============

See Notes to Financial Statements.

------

NOTES TO FINANCIAL STATEMENTS

NOVEMBER 30, 2008

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Strategic Asset Allocations, Inc. (the
corporation) is registered under the Investment Company Act of 1940 (the 1940
Act) as an open-end management investment company. Strategic Allocation:
Conservative Fund (Strategic Conservative), Strategic Allocation: Moderate
Fund (Strategic Moderate) and Strategic Allocation: Aggressive Fund (Strategic
Aggressive) (collectively, the funds) are three funds in a series issued by the corporation. The funds are diversified under the 1940 Act. The funds'
investment objectives are to provide as high a level of total return (capital appreciation plus dividend and interest income) as is consistent with each fund's mix of asset types. The funds pursue this objective by diversifying investments among three asset classes -- equity securities, bonds and cash equivalent instruments, the mix of which will depend on the risk profile of each fund. The following is a summary of the funds' significant accounting policies.

MULTIPLE CLASS -- The funds are authorized to issue the Investor Class, the
Institutional Class, the A Class (formerly Advisor Class) (see Note 11), the B
Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. All shares of the funds represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the funds are allocated to each class of shares based on their relative net assets.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Debt securities maturing within
60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the
New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the funds determine that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued as determined by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors, if such determination would materially impact a fund's net asset value. Certain other circumstances may cause the funds to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

SECURITY TRANSACTIONS -- For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The funds record the foreign tax expense, if any, on an accrual basis. The realized and unrealized tax provision reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums.

SECURITIES ON LOAN -- The funds may lend portfolio securities through their lending agent to certain approved borrowers in order to earn additional income. The income earned, net of any rebates or fees, is included in the
Statement of Operations. The funds continue to recognize any gain or loss in the market price of the securities loaned and record any interest earned or dividends declared.

------

FUTURES CONTRACTS -- The funds may enter into futures contracts in order to manage the funds' exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the funds are required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin)
are made or received daily, in cash, by the funds. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The funds recognize a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on futures and swaps transactions and unrealized appreciation (depreciation) on futures and swaps, respectively.

FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation
(depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The funds record the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The funds may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the funds' exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the funds and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The funds bear the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract.
Additionally, losses may arise if the counterparties do not perform under the contract terms.

WHEN-ISSUED AND FORWARD COMMITMENTS -- The funds may engage in securities transactions on a when-issued or forward commitment basis. In these transactions, the securities' prices and yields are fixed on the date of the commitment. In a when-issued transaction, the payment and delivery are scheduled for a future date and during this period, securities are subject to market fluctuations. In a forward commitment transaction, the funds may sell a security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the funds may purchase a security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are executed simultaneously in what are known as "roll" transactions. The funds will segregate cash, cash equivalents or other appropriate liquid securities on their records in amounts sufficient to meet the purchase price. The funds account for "roll" transactions as purchases and sales; as such these transactions may increase portfolio turnover.

SWAP AGREEMENTS -- The funds may enter into swap agreements in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets; protect against currency fluctuations; attempt to manage duration to protect against any increase in the price of securities the funds anticipate purchasing at a later date; or gain exposure to certain markets in the most economical way possible. A basic swap agreement is a contract in which two parties agree to exchange the returns earned or realized on predetermined investments or instruments. Credit default swaps enable an investor to buy/sell protection against a credit event of a specific issuer.
The seller of credit protection against a security or basket of securities receives an up-front or periodic payment to compensate against potential default events. The funds may enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The funds will segregate cash, cash equivalents or other appropriate liquid securities on their records in amounts sufficient to meet requirements. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of
Assets and Liabilities. Swap agreements are valued daily and changes in value, including the periodic amounts of interest to be paid or received on swaps, are recorded as unrealized appreciation (depreciation) on futures and swaps.
Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments.

------

REPURCHASE AGREEMENTS -- The funds may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the
investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. Each fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable each fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to each fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, each fund, along with other registered investment companies having management agreements with ACIM or American
Century Global Investment Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or
Agency obligations.

INCOME TAX STATUS -- It is each fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. The funds have adopted the provisions of Financial Accounting
Standards Board (FASB) Interpretation No. 48, "Accounting for Uncertainty in
Income Taxes -- an interpretation of FASB Statement No. 109" during the current fiscal year. The funds are no longer subject to examination by tax authorities for years prior to 2005. Additionally, non-U.S. tax returns filed by the funds due to investments in certain foreign securities remain subject to examination by the relevant taxing authority for 7 years from the date of filing. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are declared and paid quarterly, with the exception of those for Strategic Aggressive, which are declared and paid annually. Distributions from net realized gains, if any, are generally declared and paid twice per year. The funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.

INDEMNIFICATIONS -- Under the corporation's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business, the funds enter into contracts that provide general indemnifications. The funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee (the fee)
per class. The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act
(including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of each specific class of shares of each fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account each fund's assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets).

------

The annual management fee schedule for Strategic Conservative ranges from
0.80% to 1.00% for the Investor Class, A Class, B Class, C Class and R Class.
The annual management fee schedule for Strategic Moderate ranges from 0.90% to
1.10% for the Investor Class, A Class, B Class, C Class and R Class. The
annual management fee schedule for Strategic Aggressive ranges from 1.00% to
1.20% for the Investor Class, A Class, B Class, C Class and R Class. The
Institutional Class is 0.20% less at each point within the range.

The effective annual management fee for each class of each fund for the year ended November 30, 2008 was as follows:

                                     Investor, A, B, C & R       Institutional

Strategic Conservative                       0.99%                   0.79%

Strategic Moderate                           1.06%                   0.86%

Strategic Aggressive                         1.19%                   0.99%

ACIM has entered into a Subadvisory Agreement with ACGIM (the subadvisor) on behalf of the funds. The subadvisor makes investment decisions for the international and emerging markets portions of the funds in accordance with the funds' investments objectives, policies and restrictions under the supervision of ACIM and the Board of Directors. ACIM pays all costs associated with retaining ACGIM as the subadvisor of the funds.

DISTRIBUTION AND SERVICE FEES -- The Board of Directors has adopted a separate
Master Distribution and Individual Shareholder Services Plan for each of the A
Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule
12b-1 of the 1940 Act. The plans provide that the A Class will pay American
Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class and the C Class will each pay
ACIS an annual distribution fee of 0.75% and service fee of 0.25%. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended ended November 30, 2008, are detailed in the Statement of Operations.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of
American Century Companies, Inc. (ACC), the parent of the corporation's investment advisor, ACIM, the corporation's subadvisor, ACGIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American
Century Services, LLC.

The funds are eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM).
JPMIM is a wholly owned subsidiary of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC. The funds have a securities lending agreement with
JPMorgan Chase Bank (JPMCB). Prior to December 12, 2007, the funds had a bank line of credit with JPMCB. JPMCB is a custodian of the funds and a wholly owned subsidiary of JPM.

3. INVESTMENT TRANSACTIONS

Investment transactions, excluding short-term investments, for the year ended
November 30, 2008, were as follows:

                                   Strategic          Strategic          Strategic
                                Conservative           Moderate         Aggressive
PURCHASES

Investment Securities
other than U.S.
Government &
Agency Obligations              $370,374,148     $1,507,007,793     $1,137,521,052

U.S. Government &
Agency Obligations              $587,413,488     $1,158,455,274       $386,107,612

PROCEEDS FROM SALES

Investment Securities
other than U.S.
Government &
Agency Obligations              $346,906,487     $1,473,916,956     $1,147,227,618

U.S. Government &
Agency Obligations              $635,034,873     $1,356,670,218       $477,753,495

------

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the funds were as follows:

                               Year ended November 30, 2008      Year ended November 30, 2007
                                   Shares            Amount          Shares            Amount
Strategic Conservative

INVESTOR CLASS/
SHARES AUTHORIZED             350,000,000                       350,000,000
                            =============                     =============
Sold                           13,179,215      $ 69,061,204      14,057,538      $ 82,042,822

Issued in reinvestment
of distributions                4,668,804        25,640,060       3,574,350        20,489,453

Redeemed                     (25,894,598)     (135,379,958)    (35,565,458)     (207,874,829)
                            -------------    --------------   -------------    --------------
                              (8,046,579)      (40,678,694)    (17,933,570)     (105,342,554)
                            -------------    --------------   -------------    --------------
INSTITUTIONAL CLASS/
SHARES AUTHORIZED             150,000,000                       150,000,000
                            =============                     =============
Sold                            8,053,373        42,930,450       8,301,124        48,499,046

Issued in reinvestment
of distributions                2,679,466        14,720,120       1,507,435         8,653,723

Redeemed                     (10,611,345)      (54,497,168)     (9,736,337)      (56,398,684)
                            -------------    --------------   -------------    --------------
                                  121,494         3,153,402          72,222           754,085
                            -------------    --------------   -------------    --------------
A CLASS/
SHARES AUTHORIZED             225,000,000                       200,000,000
                            =============                     =============
Sold                           19,868,649       104,203,579      10,177,892        59,355,427

Issued in connection
with reclassification
(Note 11)                       5,586,979        33,402,564              --                --

Issued in reinvestment
of distributions                3,365,340        18,437,922       1,541,676         8,842,067

Redeemed                     (16,581,755)      (86,389,023)    (10,361,586)      (60,358,976)
                            -------------    --------------   -------------    --------------
                               12,239,213        69,655,042       1,357,982         7,838,518
                            -------------    --------------   -------------    --------------
A CLASS (OLD)/
SHARES AUTHORIZED                     N/A                        25,000,000
                            =============                     =============
Sold                                   --                --       2,474,382        14,490,200

Issued in reinvestment
of distributions                       --                --         230,053         1,320,044

Redeemed in connection
with reclassification
(Note 11)                     (5,586,979)      (33,402,564)              --                --

Redeemed                               --                --     (1,477,894)       (8,623,485)
                            -------------    --------------   -------------    --------------
                              (5,586,979)      (33,402,564)       1,226,541         7,186,759
                            -------------    --------------   -------------    --------------
B CLASS/
SHARES AUTHORIZED              25,000,000                        25,000,000
                            =============                     =============
Sold                              330,505         1,698,051         262,748         1,534,525

Issued in reinvestment
of distributions                   45,878           252,004          17,166            98,392

Redeemed                        (178,558)         (910,246)        (66,592)         (389,484)
                            -------------    --------------   -------------    --------------
                                  197,825         1,039,809         213,322         1,243,433
                            -------------    --------------   -------------    --------------
C CLASS/
SHARES AUTHORIZED              25,000,000                        25,000,000
                            =============                     =============
Sold                            2,521,900        13,015,963         988,114         5,777,265

Issued in reinvestment
of distributions                  151,340           829,489          53,624           307,329

Redeemed                      (1,173,159)       (5,947,076)       (388,025)       (2,261,672)
                            -------------    --------------   -------------    --------------
                                1,500,081         7,898,376         653,713         3,822,922
                            -------------    --------------   -------------    --------------
R CLASS/
SHARES AUTHORIZED              25,000,000                        25,000,000
                            =============                     =============
Sold                              362,195         1,873,026          99,656           578,686

Issued in reinvestment
of distributions                   18,074            98,360           6,602            37,868

Redeemed                         (81,581)         (403,972)        (53,323)         (309,207)
                            -------------    --------------   -------------    --------------
                                  298,688         1,567,414          52,935           307,347
                            -------------    --------------   -------------    --------------
Net increase (decrease)           723,743       $ 9,232,785    (14,356,855)    $ (84,189,490)
                            =============    ==============   =============    ==============

------

                               Year ended November 30, 2008      Year ended November 30, 2007
                                   Shares            Amount          Shares            Amount
Strategic Moderate

INVESTOR CLASS/
SHARES AUTHORIZED             500,000,000                       500,000,000
                            =============                     =============
Sold                           30,949,025     $ 193,739,446      25,222,510     $ 184,614,684

Issued in reinvestment
of distributions               14,251,519        95,760,255      10,693,245        75,660,422

Redeemed                     (59,589,540)     (376,804,079)    (68,316,082)     (502,715,699)
                            -------------    --------------   -------------    --------------
                             (14,388,996)      (87,304,378)    (32,400,327)     (242,440,593)
                            -------------    --------------   -------------    --------------
INSTITUTIONAL CLASS/
SHARES AUTHORIZED             350,000,000                       350,000,000
                            =============                     =============
Sold                           18,240,084       132,972,722      17,804,358       130,722,409

Issued in reinvestment
of distributions               11,673,237        63,506,373       5,452,126        38,610,194

Redeemed                     (34,248,282)     (222,015,231)    (22,018,669)     (159,811,704)
                            -------------    --------------   -------------    --------------
                              (4,334,961)      (25,536,136)       1,237,815         9,520,899
                            -------------    --------------   -------------    --------------
A CLASS/
SHARES AUTHORIZED             350,000,000                       250,000,000
                            =============                     =============
Sold                           44,713,063       275,276,888      14,888,336       109,387,286

Issued in reinvestment
of distributions               10,484,297        70,091,899       4,500,957        31,811,620

Issued in connection
with reclassification
(Note 11)                      24,019,996       183,547,211              --                --

Redeemed                     (35,783,217)     (218,063,901)    (23,631,624)     (173,458,346)
                            -------------    --------------   -------------    --------------
                               43,434,139       310,852,097     (4,242,331)      (32,259,440)
                            -------------    --------------   -------------    --------------
A CLASS (OLD)/
SHARES AUTHORIZED                     N/A                       100,000,000
                            =============                     =============
Sold                                   --                --       6,583,364        47,872,148

Issued in reinvestment
of distributions                       --                --       1,610,776        11,403,180

Redeemed in connection
with reclassification
(Note 11)                    (24,019,996)     (183,547,211)              --                --

Redeemed                               --                --     (5,545,477)      (40,367,370)
                            -------------    --------------   -------------    --------------
                             (24,019,996)     (183,547,211)       2,648,663        18,907,958
                            -------------    --------------   -------------    --------------
B CLASS/
SHARES AUTHORIZED              50,000,000                        50,000,000
                            =============                     =============
Sold                            1,037,157         6,455,391         745,915         5,434,794

Issued in reinvestment
of distributions                  526,696         3,538,260         280,667         1,979,937

Redeemed                        (930,760)       (5,689,374)       (822,800)       (6,010,164)
                            -------------    --------------   -------------    --------------
                                  633,093         4,304,277         203,782         1,404,567
                            -------------    --------------   -------------    --------------
C CLASS/
SHARES AUTHORIZED              50,000,000                        50,000,000
                            =============                     =============
Sold                            5,960,798        36,792,041       2,257,837        16,627,151

Issued in reinvestment
of distributions                  603,097         4,048,973         238,077         1,682,422

Redeemed                      (2,048,366)      (12,082,256)       (803,375)       (5,904,050)
                            -------------    --------------   -------------    --------------
                                4,515,529        28,758,758       1,692,539        12,405,523
                            -------------    --------------   -------------    --------------
R CLASS/
SHARES AUTHORIZED              50,000,000                        50,000,000
                            =============                     =============
Sold                            1,752,033        10,986,192         717,317         5,193,408

Issued in reinvestment
of distributions                   83,131           551,833          13,731            97,486

Redeemed                        (614,958)       (3,787,220)       (313,645)       (2,298,427)
                            -------------    --------------   -------------    --------------
                                1,220,206         7,750,805         417,403         2,992,467
                            -------------    --------------   -------------    --------------
Net increase (decrease)         7,059,014      $ 55,278,212    (30,442,456)    $(229,468,619)
                            =============    ==============   =============    ==============

------

                               Year ended November 30, 2008      Year ended November 30, 2007
                                   Shares            Amount          Shares            Amount
Strategic Aggressive

INVESTOR CLASS/
SHARES AUTHORIZED             350,000,000                       350,000,000
                            =============                     =============
Sold                           17,009,046     $ 125,166,725      17,247,804     $ 152,478,538

Issued in reinvestment
of distributions               10,636,061        85,747,378       6,896,887        57,260,194

Redeemed                     (31,019,838)     (230,188,750)    (47,094,459)     (415,778,313)
                            -------------    --------------   -------------    --------------
                              (3,374,731)      (19,274,647)    (22,949,768)     (206,039,581)
                            -------------    --------------   -------------    --------------
INSTITUTIONAL CLASS/
SHARES AUTHORIZED             150,000,000                       150,000,000
                            =============                     =============
Sold                            9,350,881        69,457,451       9,872,325        88,387,672

Issued in reinvestment
of distributions                2,299,472        18,536,362         791,404         6,571,497

Redeemed                     (10,653,434)      (78,088,826)     (6,186,525)      (54,072,619)
                            -------------    --------------   -------------    --------------
                                  996,919         9,904,987       4,477,204        40,886,550
                            -------------    --------------   -------------    --------------
A CLASS/
SHARES AUTHORIZED             225,000,000                       200,000,000
                            =============                     =============
Sold                           19,014,115       137,285,032      11,328,926       101,418,518

Issued in connection
with reclassification
(Note 11)                      10,031,915        94,781,939              --                --

Issued in reinvestment
of distributions                7,161,372        57,656,876       2,884,094        23,913,925

Redeemed                     (21,817,736)     (160,956,965)    (13,084,426)     (116,568,809)
                            -------------    --------------   -------------    --------------
                               14,389,666       128,766,882       1,128,594         8,763,634
                            -------------    --------------   -------------    --------------
A CLASS (OLD)/
SHARES AUTHORIZED                     N/A                        25,000,000
                            =============                     =============
Sold                                   --                --       3,191,427        28,363,640

Issued in reinvestment
of distributions                       --                --         668,822         5,552,197

Redeemed in connection
with reclassification
(Note 11)                    (10,031,915)      (94,781,939)              --                --

Redeemed                               --                --     (2,494,259)      (22,178,742)
                            -------------    --------------   -------------    --------------
                             (10,031,915)      (94,781,939)       1,365,990        11,737,095
                            -------------    --------------   -------------    --------------
B CLASS/
SHARES AUTHORIZED              25,000,000                        25,000,000
                            =============                     =============
Sold                              547,234         4,056,399         364,938         3,215,367

Issued in reinvestment
of distributions                  187,564         1,511,526          73,533           610,270

Redeemed                        (299,632)       (2,074,177)       (134,362)       (1,200,015)
                            -------------    --------------   -------------    --------------
                                  435,166         3,493,748         304,109         2,625,622
                            -------------    --------------   -------------    --------------
C CLASS/
SHARES AUTHORIZED              25,000,000                        25,000,000
                            =============                     =============
Sold                            2,476,180        17,916,837       1,134,776        10,045,797

Issued in reinvestment
of distributions                  409,701         3,293,102         160,235         1,326,657

Redeemed                      (1,050,359)       (7,234,131)       (618,440)       (5,459,078)
                            -------------    --------------   -------------    --------------
                                1,835,522        13,975,808         676,571         5,913,376
                            -------------    --------------   -------------    --------------
R CLASS/
SHARES AUTHORIZED              25,000,000                        25,000,000
                            =============                     =============
Sold                              703,576         5,133,968         243,565         2,128,916

Issued in reinvestment
of distributions                   31,529           252,964           3,879            32,135

Redeemed                        (146,195)       (1,045,611)        (85,381)         (776,496)
                            -------------    --------------   -------------    --------------
                                  588,910         4,341,321         162,063         1,384,555
                            -------------    --------------   -------------    --------------
Net increase (decrease)         4,839,537      $ 46,426,160    (14,835,237)    $(134,728,749)
                            =============    ==============   =============    ==============

------

5. SECURITIES LENDING

As of November 30, 2008, the funds did not have any securities on loan . JPMCB receives and maintains collateral in the form of cash and/or acceptable securities as approved by ACIM or ACGIM. Cash collateral is invested in authorized investments by the lending agent in a pooled account. The value of cash collateral received at period end is disclosed in the Statement of Assets and Liabilities and investments made with the cash by the lending agent are listed in the Schedule of Investments. Any deficiencies or excess of collateral must be delivered or transferred by the member firms no later than the close of business on the next business day. The funds' risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due. If the borrower defaults, receipt of the collateral by the funds may be delayed or limited. Investments made with cash collateral may decline in value.

6. FAIR VALUE MEASUREMENTS

The funds' securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the funds. In conformity with accounting principles generally accepted in the
United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

* Level 1 valuation inputs consist of actual quoted prices based on an active market;

* Level 2 valuation inputs consist of significant direct or indirect observable market data; or

* Level 3 valuation inputs consist of significant unobservable inputs such as the fund's own assumptions.

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the valuation inputs used to determine the fair value of the funds' securities and other financial instruments as of November
30, 2008:

                                              Value of             Unrealized Gain
                                            Investment             (Loss) on Other
Fund/Valuation Inputs                       Securities      Financial Instruments*

STRATEGIC CONSERVATIVE

Level 1 -- Quoted Prices                  $197,016,445                  $(234,314)

Level 2 -- Other Significant
Observable Inputs                          334,560,206                     184,484

Level 3 -- Significant
Unobservable Inputs                                 --                          --
                                        --------------                 -----------
                                          $531,576,651                  $ (49,830)
                                        ==============                 ===========

STRATEGIC MODERATE

Level 1 -- Quoted Prices                 $ 653,049,092                  $(957,075)

Level 2 -- Other Significant
Observable Inputs                          682,454,689                     337,170

Level 3 -- Significant
Unobservable Inputs                                 --                          --
                                        --------------                 -----------
                                        $1,335,503,781                  $(619,905)
                                        ==============                 ===========

STRATEGIC AGGRESSIVE

Level 1 -- Quoted Prices                  $442,355,982                  $(589,087)

Level 2 -- Other Significant
Observable Inputs                          310,913,708                     111,023

Level 3 -- Significant
Unobservable Inputs                                 --                          --
                                        --------------                 -----------
                                          $753,269,690                  $(478,064)
                                        ==============                 ===========

*Includes futures contracts and swap agreements.

------

7. BANK LINE OF CREDIT

Effective December 12, 2007, the funds, along with certain other funds managed by ACIM or ACGIM, have a $500,000,000 unsecured bank line of credit agreement with Bank of America, N.A. Prior to December 12, 2007, the funds, along with certain other funds managed by ACIM or ACGIM, had a $500,000,000 unsecured bank line of credit agreement with JPMCB. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement, which is subject to annual renewal, bear interest at the
Federal Funds rate plus 0.40%. The line expired December 10, 2008, and was not renewed. The funds did not borrow from either line during the year ended
November 30, 2008.

8. INTERFUND LENDING

The funds, along with certain other funds managed by ACIM or ACGIM, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC). This program provides an alternative credit facility allowing the funds to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. During the year ended November 30, 2008, the funds did not utilize the program.

9. RISK FACTORS

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.
Investing in emerging markets may accentuate these risks.

10. FEDERAL TAX INFORMATION

On December 16, 2008, Strategic Aggressive declared and paid the following per-share distribution from net investment income to shareholders of record on
December 15, 2008. On December 29, 2008, Strategic Conservative and Strategic
Moderate declared and paid the following per-share distribution from net investment income to shareholders of record on December 26, 2008.

                  Investor   Institutional      A         B         C        R

Strategic
Conservative       $0.0211      $0.0237      $0.0178   $0.0080   $0.0080  $0.0146

Strategic
Moderate           $0.0281      $0.0309      $0.0246   $0.0140   $0.0140  $0.0211

Strategic
Aggressive         $0.0965      $0.1069      $0.0834   $0.0443   $0.0443  $0.0704

The tax character of distributions paid during the years ended November 30,
2008 and November 30, 2007 were as follows:

                            Strategic Conservative         Strategic Moderate
                              2008          2007          2008           2007
DISTRIBUTIONS PAID FROM

Ordinary income           $31,592,952   $24,988,348   $126,011,389    $82,861,797

Long-term capital gains   $29,807,107   $15,644,283   $117,405,768    $80,795,423

                                                          Strategic Aggressive
                                                           2008           2007
DISTRIBUTIONS PAID FROM

Ordinary income                                        $68,515,397    $47,523,168

Long-term capital gains                                $101,330,083   $49,623,732

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of paydown losses, interest on swap agreements, foreign taxes, certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

------

As of November 30, 2008, the components of distributable earnings on a tax-basis and the federal tax cost of investments were as follows:

                                     Strategic         Strategic         Strategic
                                  Conservative          Moderate        Aggressive
Federal tax cost of
investments                       $596,224,681    $1,580,158,717      $925,692,601
                                ==============    ==============    ==============
Gross tax appreciation
of investments                    $ 14,184,582      $ 41,325,929      $ 25,738,580

Gross tax depreciation
of investments                    (78,832,612)     (285,980,865)     (198,161,491)
                                --------------    --------------    --------------
Net tax appreciation
(depreciation) of
investments                      $(64,648,030)    $(244,654,936)    $(172,422,911)
                                ==============    ==============    ==============
Net tax appreciation
(depreciation) on
derivatives and translation
of assets
and liabilities in foreign
currencies                            $186,450          $325,757           $97,966
                                --------------    --------------    --------------
Net tax appreciation
(depreciation)                   $(64,461,580)    $(244,329,179)    $(172,324,945)
                                ==============    ==============    ==============
Undistributed
ordinary income                     $1,403,003        $5,456,462       $12,238,766

Accumulated capital losses        $(3,609,607)     $(26,776,442)     $(30,379,007)

Capital loss deferrals            $(4,728,326)     $(27,780,565)     $(26,606,466)

Currency loss deferrals             $(481,365)         $(37,519)          $(2,091)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on certain futures contracts and on investments in passive foreign investment companies.

The accumulated capital losses listed above represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers expire in 2016.

The capital and currency loss deferrals represent net capital and foreign currency losses incurred in the one-month period ended November 30, 2008. The funds have elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

11. CORPORATE EVENT

On July 27, 2007 and August 24, 2007, the A Class (old) shareholders of the funds approved a reclassification of A Class (old) shares into Advisor Class shares. The change was approved by the Board of Directors on November 29, 2006 and March 7, 2007. The reclassification was effective December 3, 2007.
Subsequent to the reclassification, the Advisor Class was renamed A Class.

12. RECENTLY ISSUED ACCOUNTING STANDARDS

The FASB issued Statement of Financial Accounting Standards No. 157, "Fair
Value Measurements" (FAS 157), in September 2006, which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. The adoption of
FAS 157 did not materially impact the determination of fair value.

In March 2008, the FASB issued Statement of Financial Accounting Standards No.
161, "Disclosures about Derivative Instruments and Hedging Activities -- an amendment of FASB Statement No. 133" (FAS 161). FAS 161 is effective for interim periods beginning after November 15, 2008. FAS 161 amends and expands disclosures about derivative instruments and hedging activities. FAS 161 requires qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of credit-risk-related contingent features in hedging activities. Management is currently evaluating the impact that adopting FAS 161 will have on the financial statement disclosures.

------

13. OTHER TAX INFORMATION (UNAUDITED)

The following information is provided pursuant to provisions of the Internal
Revenue Code.

The funds hereby designate up to the maximum amount allowable as qualified dividend income for the fiscal year ended November 30, 2008.

For corporate taxpayers, the funds hereby designate the following ordinary income distributions, or up to the maximum amount allowable, as qualified for the corporate dividends received deduction for the fiscal year ended November
30, 2008.

    Strategic Conservative         Strategic Moderate       Strategic Aggressive
          $4,642,052                   $14,342,922               $9,995,427

The funds hereby designate the following long-term capital gain distributions, or up to the maximum amount allowable, for the fiscal year ended November 30,
2008.

    Strategic Conservative         Strategic Moderate       Strategic Aggressive
          $29,807,107                 $117,405,768              $101,330,083

The funds hereby designate the following distributions as qualified short-term capital gains for purposes of Internal Revenue Code Section 871.

    Strategic Conservative         Strategic Moderate       Strategic Aggressive
          $11,704,400                  $83,422,090              $51,850,220

------

FINANCIAL HIGHLIGHTS
Strategic Allocation: Conservative

Investor Class
For a Share Outstanding Throughout the Years Ended November 30
                                   2008       2007      2006       2005       2004
PER-SHARE DATA

Net Asset Value, Beginning
of Period                         $5.98      $5.84     $5.65      $5.70      $5.36
                               --------   --------  --------   --------   --------
Income From
Investment Operations

 Net Investment
 Income (Loss)(1)                  0.14       0.16      0.15       0.11       0.08

 Net Realized and
 Unrealized Gain (Loss)          (1.13)       0.31      0.36       0.18       0.35
                               --------   --------  --------   --------   --------
 Total From
 Investment Operations           (0.99)       0.47      0.51       0.29       0.43
                               --------   --------  --------   --------   --------
Distributions

 From Net
 Investment Income               (0.15)     (0.16)    (0.14)     (0.11)     (0.08)

 From Net Realized Gains         (0.37)     (0.17)    (0.18)     (0.23)     (0.01)
                               --------   --------  --------   --------   --------
 Total Distributions             (0.52)     (0.33)    (0.32)     (0.34)     (0.09)
                               --------   --------  --------   --------   --------
Net Asset Value,
End of Period                     $4.47      $5.98     $5.84      $5.65      $5.70
                               ========   ========  ========   ========   ========

TOTAL RETURN(2)                (17.93)%      8.31%     9.33%      5.22%      8.15%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average
Net Assets                        0.99%      0.99%     0.99%      0.99%      0.99%

Ratio of Net Investment
Income (Loss) to
Average Net Assets                2.58%      2.67%     2.61%      2.02%      1.53%

Portfolio Turnover Rate            168%       172%      242%       257%       260%

Net Assets, End of Period
(in thousands)                 $190,824   $303,358  $401,181   $377,910   $355,675

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss between one class and another.

See Notes to Financial Statements.

------

Strategic Allocation: Conservative

Institutional Class
For a Share Outstanding Throughout the Years Ended November 30
                                   2008       2007      2006       2005       2004
PER-SHARE DATA

Net Asset Value, Beginning
of Period                         $5.98      $5.85     $5.66      $5.70      $5.36
                               --------   --------  --------   --------   --------
Income From
Investment Operations

 Net Investment
 Income (Loss)(1)                  0.15       0.17      0.16       0.12       0.09

 Net Realized and
 Unrealized Gain (Loss)          (1.13)       0.30      0.36       0.19       0.35
                               --------   --------  --------   --------   --------
 Total From
 Investment Operations           (0.98)       0.47      0.52       0.31       0.44
                               --------   --------  --------   --------   --------
Distributions

 From Net
 Investment Income               (0.16)     (0.17)    (0.15)     (0.12)     (0.09)

 From Net Realized Gains         (0.37)     (0.17)    (0.18)     (0.23)     (0.01)
                               --------   --------  --------   --------   --------
 Total Distributions             (0.53)     (0.34)    (0.33)     (0.35)     (0.10)
                               --------   --------  --------   --------   --------
Net Asset Value,
End of Period                     $4.47      $5.98     $5.85      $5.66      $5.70
                               ========   ========  ========   ========   ========

TOTAL RETURN(2)                (17.76)%      8.34%     9.54%      5.61%      8.36%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average
Net Assets                        0.79%      0.79%     0.79%      0.79%      0.79%

Ratio of Net Investment
Income (Loss) to
Average Net Assets                2.78%      2.87%     2.81%      2.22%      1.73%

Portfolio Turnover Rate            168%       172%      242%       257%       260%

Net Assets, End of Period
(in thousands)                 $120,336   $160,230  $156,120   $156,358   $154,392

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss between one class and another.

See Notes to Financial Statements.

------

Strategic Allocation: Conservative

A Class(1)
For a Share Outstanding Throughout the Years Ended November 30
                                   2008       2007      2006       2005       2004
PER-SHARE DATA

Net Asset Value, Beginning
of Period                         $5.98      $5.84     $5.65      $5.70      $5.36
                               --------   --------  --------   --------   --------
Income From
Investment Operations

 Net Investment
 Income (Loss)(2)                  0.12       0.14      0.13       0.10       0.07

 Net Realized and
 Unrealized Gain (Loss)          (1.12)       0.31      0.36       0.17       0.35
                               --------   --------  --------   --------   --------
 Total From
 Investment Operations           (1.00)       0.45      0.49       0.27       0.42
                               --------   --------  --------   --------   --------
Distributions

 From Net
 Investment Income               (0.14)     (0.14)    (0.12)     (0.09)     (0.07)

 From Net Realized Gains         (0.37)     (0.17)    (0.18)     (0.23)     (0.01)
                               --------   --------  --------   --------   --------
 Total Distributions             (0.51)     (0.31)    (0.30)     (0.32)     (0.08)
                               --------   --------  --------   --------   --------
Net Asset Value,
End of Period                     $4.47      $5.98     $5.84      $5.65      $5.70
                               ========   ========  ========   ========   ========

TOTAL RETURN(3)                (18.13)%      8.04%     9.06%      4.96%      7.88%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average
Net Assets                        1.24%      1.24%     1.24%      1.24%      1.24%

Ratio of Net Investment
Income (Loss) to
Average Net Assets                2.33%      2.42%     2.36%      1.77%      1.28%

Portfolio Turnover Rate            168%       172%      242%       257%       260%

Net Assets, End of Period
(in thousands)                 $186,277   $176,001  $164,030   $159,734   $141,417

(1) Prior to December 3, 2007, the A Class was referred to as the Advisor
Class.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss between one class and another.

See Notes to Financial Statements.

------

Strategic Allocation: Conservative

B Class
For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
                                   2008       2007       2006       2005   2004(1)
PER-SHARE DATA

Net Asset Value, Beginning
of Period                         $5.97      $5.83      $5.64      $5.69     $5.54
                               --------   --------   --------   --------  --------
Income From
Investment Operations

 Net Investment
 Income (Loss)(2)                  0.08       0.10       0.09       0.06      0.01

 Net Realized and
 Unrealized Gain (Loss)          (1.12)       0.31       0.36       0.17      0.14
                               --------   --------   --------   --------  --------
 Total From
 Investment Operations           (1.04)       0.41       0.45       0.23      0.15
                               --------   --------   --------   --------  --------
Distributions

 From Net
 Investment Income               (0.10)     (0.10)     (0.08)     (0.05)        --

 From Net Realized Gains         (0.37)     (0.17)     (0.18)     (0.23)        --
                               --------   --------   --------   --------  --------
 Total Distributions             (0.47)     (0.27)     (0.26)     (0.28)        --
                               --------   --------   --------   --------  --------
Net Asset Value,
End of Period                     $4.46      $5.97      $5.83      $5.64     $5.69
                               ========   ========   ========   ========  ========

TOTAL RETURN(3)                (18.79)%      7.25%      8.27%      4.23%     2.71%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average
Net Assets                        1.99%      1.99%      1.99%      1.99%  1.99%(4)

Ratio of Net Investment
Income (Loss) to
Average Net Assets                1.58%      1.67%      1.61%      1.02%  1.60%(4)

Portfolio Turnover Rate            168%       172%       242%       257%   260%(5)

Net Assets, End of Period
(in thousands)                   $3,970     $4,129     $2,790     $1,670      $160

(1) September 30, 2004 (commencement of sale) through November 30, 2004.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended November 30, 2004.

See Notes to Financial Statements.

------

Strategic Allocation: Conservative

C Class
For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
                                   2008       2007      2006       2005    2004(1)
PER-SHARE DATA

Net Asset Value, Beginning
of Period                         $5.97      $5.83     $5.64      $5.69      $5.54
                               --------   --------  --------   --------   --------
Income From
Investment Operations

 Net Investment
 Income (Loss)(2)                  0.08       0.10      0.09       0.06       0.02

 Net Realized and
 Unrealized Gain (Loss)          (1.12)       0.31      0.36       0.17       0.13
                               --------   --------  --------   --------   --------
 Total From
 Investment Operations           (1.04)       0.41      0.45       0.23       0.15
                               --------   --------  --------   --------   --------
Distributions

 From Net
 Investment Income               (0.10)     (0.10)    (0.08)     (0.05)         --

 From Net Realized Gains         (0.37)     (0.17)    (0.18)     (0.23)         --
                               --------   --------  --------   --------   --------
 Total Distributions             (0.47)     (0.27)    (0.26)     (0.28)         --
                               --------   --------  --------   --------   --------
Net Asset Value,
End of Period                     $4.46      $5.97     $5.83      $5.64      $5.69
                               ========   ========  ========   ========   ========

TOTAL RETURN(3)                (18.79)%      7.25%     8.27%      4.18%      2.71%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average
Net Assets                        1.99%      1.99%     1.99%      1.99%   1.99%(4)

Ratio of Net Investment
Income (Loss) to
Average Net Assets                1.58%      1.67%     1.61%      1.02%   1.85%(4)

Portfolio Turnover Rate            168%       172%      242%       257%    260%(5)

Net Assets, End of Period
(in thousands)                  $18,626    $15,954   $11,774     $6,967     $1,055

(1) September 30, 2004 (commencement of sale) through November 30, 2004.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended November 30, 2004.

See Notes to Financial Statements.

------

Strategic Allocation: Conservative

R Class
For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
                                              2008      2007       2006    2005(1)
PER-SHARE DATA

Net Asset Value,
Beginning of Period                          $5.97     $5.84      $5.65      $5.50
                                          --------  --------   --------   --------
Income From Investment Operations

 Net Investment Income (Loss)(2)              0.11      0.13       0.12       0.06

 Net Realized and
 Unrealized Gain (Loss)                     (1.13)      0.30       0.36       0.14
                                          --------  --------   --------   --------
 Total From
 Investment Operations                      (1.02)      0.43       0.48       0.20
                                          --------  --------   --------   --------
Distributions

 From Net Investment Income                 (0.12)    (0.13)     (0.11)     (0.05)

 From Net Realized Gains                    (0.37)    (0.17)     (0.18)         --
                                          --------  --------   --------   --------
 Total Distributions                        (0.49)    (0.30)     (0.29)     (0.05)
                                          --------  --------   --------   --------
Net Asset Value, End of Period               $4.46     $5.97      $5.84      $5.65
                                          ========  ========   ========   ========

TOTAL RETURN(3)                           (18.38)%     7.60%      8.80%      3.56%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets                        1.49%     1.49%      1.49%   1.49%(4)

Ratio of Net Investment Income (Loss)
to Average Net Assets                        2.08%     2.17%      2.11%   1.72%(4)

Portfolio Turnover Rate                       168%      172%       242%    257%(5)

Net Assets, End of Period
(in thousands)                              $2,052      $961       $631        $97

(1) March 31, 2005 (commencement of sale) through November 30, 2005.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended November 30, 2005.

See Notes to Financial Statements.

------

Strategic Allocation: Moderate

Investor Class
For a Share Outstanding Throughout the Years Ended November 30
                                2008       2007         2006       2005       2004
PER-SHARE DATA

Net Asset Value,
Beginning of Period            $7.64      $7.36        $7.00      $6.72      $6.15
                            --------   --------     --------   --------   --------
Income From
Investment Operations

 Net Investment
 Income (Loss)(1)               0.13       0.15         0.14       0.11       0.09

 Net Realized and
 Unrealized
 Gain (Loss)                  (2.01)       0.70         0.68       0.42       0.56
                            --------   --------     --------   --------   --------
 Total From
 Investment
 Operations                   (1.88)       0.85         0.82       0.53       0.65
                            --------   --------     --------   --------   --------
Distributions

 From Net
 Investment Income            (0.15)     (0.15)       (0.12)     (0.10)     (0.08)

 From Net
 Realized Gains               (0.77)     (0.42)       (0.34)     (0.15)         --
                            --------   --------     --------   --------   --------
 Total Distributions          (0.92)     (0.57)       (0.46)     (0.25)     (0.08)
                            --------   --------     --------   --------   --------
Net Asset Value,
End of Period                  $4.84      $7.64        $7.36      $7.00      $6.72
                            ========   ========     ========   ========   ========

TOTAL RETURN(2)             (27.85)%     12.26%       12.49%      8.04%     10.61%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average
Net Assets                     1.06%      1.05%        1.05%      1.06%      1.07%

Ratio of Net Investment
Income (Loss) to
Average Net Assets             2.09%      2.00%        2.00%      1.58%      1.31%

Portfolio
Turnover Rate                   163%       147%         203%       206%       197%

Net Assets,
End of Period
(in thousands)              $457,057   $831,559   $1,039,386   $914,923   $845,949

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss between one class and another.

See Notes to Financial Statements.

------

Strategic Allocation: Moderate

Institutional Class
For a Share Outstanding Throughout the Years Ended November 30
                                   2008       2007      2006       2005       2004
PER-SHARE DATA

Net Asset Value, Beginning
of Period                         $7.64      $7.36     $7.01      $6.73      $6.15
                               --------   --------  --------   --------   --------
Income From
Investment Operations

 Net Investment
 Income (Loss)(1)                  0.14       0.16      0.15       0.12       0.10

 Net Realized and
 Unrealized Gain (Loss)          (2.01)       0.70      0.68       0.42       0.57
                               --------   --------  --------   --------   --------
 Total From
 Investment Operations           (1.87)       0.86      0.83       0.54       0.67
                               --------   --------  --------   --------   --------
Distributions

 From Net
 Investment Income               (0.16)     (0.16)    (0.14)     (0.11)     (0.09)

 From Net Realized Gains         (0.77)     (0.42)    (0.34)     (0.15)         --
                               --------   --------  --------   --------   --------
 Total Distributions             (0.93)     (0.58)    (0.48)     (0.26)     (0.09)
                               --------   --------  --------   --------   --------
Net Asset Value,
End of Period                     $4.84      $7.64     $7.36      $7.01      $6.73
                               ========   ========  ========   ========   ========

TOTAL RETURN(2)                (27.70)%     12.48%    12.55%      8.24%     11.00%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average
Net Assets                        0.86%      0.85%     0.85%      0.86%      0.87%

Ratio of Net Investment
Income (Loss) to
Average Net Assets                2.29%      2.20%     2.20%      1.78%      1.51%

Portfolio Turnover Rate            163%       147%      203%       206%       197%

Net Assets, End of Period
(in thousands)                 $308,684   $520,500  $492,180   $457,123   $436,153

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss between one class and another.

See Notes to Financial Statements.

------

Strategic Allocation: Moderate

A Class(1)
For a Share Outstanding Throughout the Years Ended November 30
                                   2008       2007      2006       2005       2004
PER-SHARE DATA

Net Asset Value, Beginning
of Period                         $7.63      $7.35     $7.00      $6.72      $6.15
                               --------   --------  --------   --------   --------
Income From
Investment Operations

 Net Investment
 Income (Loss)(2)                  0.12       0.13      0.12       0.09       0.07

 Net Realized and
 Unrealized Gain (Loss)          (2.02)       0.70      0.68       0.42       0.56
                               --------   --------  --------   --------   --------
 Total From
 Investment Operations           (1.90)       0.83      0.80       0.51       0.63
                               --------   --------  --------   --------   --------
Distributions

 From Net
 Investment Income               (0.13)     (0.13)    (0.11)     (0.08)     (0.06)

 From Net Realized Gains         (0.77)     (0.42)    (0.34)     (0.15)         --
                               --------   --------  --------   --------   --------
 Total Distributions             (0.90)     (0.55)    (0.45)     (0.23)     (0.06)
                               --------   --------  --------   --------   --------
Net Asset Value,
End of Period                     $4.83      $7.63     $7.35      $7.00      $6.72
                               ========   ========  ========   ========   ========

TOTAL RETURN(3)                (28.07)%     11.99%    12.06%      7.76%     10.34%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average
Net Assets                        1.31%      1.30%     1.30%      1.31%      1.32%

Ratio of Net Investment
Income (Loss) to
Average Net Assets                1.84%      1.75%     1.75%      1.33%      1.06%

Portfolio Turnover Rate            163%       147%      203%       206%       197%

Net Assets, End of Period
(in thousands)                 $469,970   $410,570  $426,664   $400,520   $367,732

(1) Prior to December 3, 2007, the A Class was referred to as the Advisor
Class.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss between one class and another.

See Notes to Financial Statements.

------

Strategic Allocation: Moderate

B Class
For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
                                   2008       2007      2006       2005    2004(1)
PER-SHARE DATA

Net Asset Value,
Beginning of Period               $7.63      $7.35     $6.99      $6.72      $6.43
                               --------   --------  --------   --------   --------
Income From
Investment Operations

 Net Investment
 Income (Loss)(2)                  0.07       0.07      0.07       0.04       0.01

 Net Realized and
 Unrealized Gain (Loss)          (2.02)       0.71      0.69       0.41       0.28
                               --------   --------  --------   --------   --------
 Total From
 Investment Operations           (1.95)       0.78      0.76       0.45       0.29
                               --------   --------  --------   --------   --------
Distributions

 From Net
 Investment Income               (0.08)     (0.08)    (0.06)     (0.03)         --

 From Net Realized Gains         (0.77)     (0.42)    (0.34)     (0.15)         --
                               --------   --------  --------   --------   --------
 Total Distributions             (0.85)     (0.50)    (0.40)     (0.18)         --
                               --------   --------  --------   --------   --------
Net Asset Value,
End of Period                     $4.83      $7.63     $7.35      $6.99      $6.72
                               ========   ========  ========   ========   ========

TOTAL RETURN(3)                (28.61)%     11.16%    11.39%      6.86%      4.51%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average
Net Assets                        2.06%      2.05%     2.05%      2.06%   2.07%(4)

Ratio of Net Investment
Income (Loss) to
Average Net Assets                1.09%      1.00%     1.00%      0.58%   1.34%(4)

Portfolio Turnover Rate            163%       147%      203%       206%    197%(5)

Net Assets, End of Period
(in thousands)                  $25,620    $35,619   $32,811     $7,850       $558

(1) September 30, 2004 (commencement of sale) through November 30, 2004.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended November 30, 2004.

See Notes to Financial Statements.

------

Strategic Allocation: Moderate

C Class
For a Share Outstanding Throughout the Years Ended November 30
                                   2008       2007      2006       2005       2004
PER-SHARE DATA

Net Asset Value, Beginning
of Period                         $7.64      $7.36     $7.00      $6.72      $6.15
                               --------   --------  --------   --------   --------
Income From
Investment Operations

 Net Investment
 Income (Loss)(1)                  0.07       0.07      0.07       0.04       0.02

 Net Realized and
 Unrealized Gain (Loss)          (2.02)       0.71      0.69       0.42       0.56
                               --------   --------  --------   --------   --------
 Total From
 Investment Operations           (1.95)       0.78      0.76       0.46       0.58
                               --------   --------  --------   --------   --------
Distributions

 From Net
 Investment Income               (0.08)     (0.08)    (0.06)     (0.03)     (0.01)

 From Net Realized Gains         (0.77)     (0.42)    (0.34)     (0.15)         --
                               --------   --------  --------   --------   --------
 Total Distributions             (0.85)     (0.50)    (0.40)     (0.18)     (0.01)
                               --------   --------  --------   --------   --------
Net Asset Value,
End of Period                     $4.84      $7.64     $7.36      $7.00      $6.72
                               ========   ========  ========   ========   ========

TOTAL RETURN(2)                (28.56)%     11.15%    11.37%      6.96%      9.52%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average
Net Assets                        2.06%      2.05%     2.05%      2.06%      2.07%

Ratio of Net Investment
Income (Loss) to
Average Net Assets                1.09%      1.00%     1.00%      0.58%      0.31%

Portfolio Turnover Rate            163%       147%      203%       206%       197%

Net Assets, End of Period
(in thousands)                  $51,619    $46,978   $32,789    $19,502     $6,870

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss between one class and another.

See Notes to Financial Statements.

------

Strategic Allocation: Moderate

R Class
For a Share Outstanding Throughout the Years Ended November 30
                                   2008       2007      2006       2005       2004
PER-SHARE DATA

Net Asset Value, Beginning
of Period                         $7.63      $7.35     $6.99      $6.72      $6.15
                               --------   --------  --------   --------   --------
Income From
Investment Operations

 Net Investment
 Income (Loss)(1)                  0.10       0.12      0.11       0.08       0.06

 Net Realized and
 Unrealized Gain (Loss)          (2.02)       0.69      0.68       0.41       0.56
                               --------   --------  --------   --------   --------
 Total From
 Investment Operations           (1.92)       0.81      0.79       0.49       0.62
                               --------   --------  --------   --------   --------
Distributions

 From Net
 Investment Income               (0.11)     (0.11)    (0.09)     (0.07)     (0.05)

 From Net Realized Gains         (0.77)     (0.42)    (0.34)     (0.15)         --
                               --------   --------  --------   --------   --------
 Total Distributions             (0.88)     (0.53)    (0.43)     (0.22)     (0.05)
                               --------   --------  --------   --------   --------
Net Asset Value,
End of Period                     $4.83      $7.63     $7.35      $6.99      $6.72
                               ========   ========  ========   ========   ========

TOTAL RETURN(2)                (28.24)%     11.72%    11.95%      7.35%     10.05%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average
Net Assets                        1.56%      1.55%     1.55%   1.52%(3)      1.57%

Ratio of Net Investment
Income (Loss) to
Average Net Assets                1.59%      1.50%     1.50%   1.12%(3)      0.81%

Portfolio Turnover Rate            163%       147%      203%       206%       197%

Net Assets, End of Period
(in thousands)                   $8,458     $4,051      $837       $254       $266

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss between one class and another.

(3) During the year ended November 30, 2005, the class received a partial reimbursement of its distribution and service fees. Had fees not been reimbursed, the ratio of operating expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been
1.56% and 1.08%, respectively.

See Notes to Financial Statements.

------

Strategic Allocation: Aggressive

Investor Class
For a Share Outstanding Throughout the Years Ended November 30
                                   2008       2007      2006       2005       2004
PER-SHARE DATA

Net Asset Value, Beginning
of Period                         $9.47      $8.82     $8.19      $7.53      $6.78
                               --------   --------  --------   --------   --------
Income From
Investment Operations

 Net Investment
 Income (Loss)(1)                  0.11       0.12      0.11       0.09       0.07

 Net Realized and
 Unrealized Gain (Loss)          (3.03)       1.21      0.99       0.64       0.74
                               --------   --------  --------   --------   --------
 Total From
 Investment Operations           (2.92)       1.33      1.10       0.73       0.81
                               --------   --------  --------   --------   --------
Distributions

 From Net
 Investment Income               (0.13)     (0.13)    (0.09)     (0.07)     (0.06)

 From Net Realized Gains         (1.13)     (0.55)    (0.38)         --         --
                               --------   --------  --------   --------   --------
 Total Distributions             (1.26)     (0.68)    (0.47)     (0.07)     (0.06)
                               --------   --------  --------   --------   --------
Net Asset Value,
End of Period                     $5.29      $9.47     $8.82      $8.19      $7.53
                               ========   ========  ========   ========   ========

TOTAL RETURN(2)                (35.37)%     16.17%    14.15%      9.74%     12.04%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average
Net Assets                        1.19%      1.18%     1.18%      1.20%      1.20%

Ratio of Net Investment
Income (Loss) to
Average Net Assets                1.57%      1.32%     1.34%      1.09%      0.98%

Portfolio Turnover Rate            146%       136%      172%       171%       172%

Net Assets, End of Period
(in thousands)                 $350,838   $659,190  $816,397   $675,611   $592,634

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss between one class and another.

See Notes to Financial Statements.

------

Strategic Allocation: Aggressive

Institutional Class
For a Share Outstanding Throughout the Years Ended November 30
                                   2008       2007      2006       2005       2004
PER-SHARE DATA

Net Asset Value, Beginning
of Period                         $9.49      $8.84     $8.21      $7.55      $6.79
                               --------   --------  --------   --------   --------
Income From
Investment Operations

 Net Investment
 Income (Loss)(1)                  0.13       0.14      0.13       0.10       0.08

 Net Realized and
 Unrealized Gain (Loss)          (3.03)       1.20      0.99       0.64       0.75
                               --------   --------  --------   --------   --------
 Total From
 Investment Operations           (2.90)       1.34      1.12       0.74       0.83
                               --------   --------  --------   --------   --------
Distributions

 From Net
 Investment Income               (0.15)     (0.14)    (0.11)     (0.08)     (0.07)

 From Net Realized Gains         (1.13)     (0.55)    (0.38)         --         --
                               --------   --------  --------   --------   --------
 Total Distributions             (1.28)     (0.69)    (0.49)     (0.08)     (0.07)
                               --------   --------  --------   --------   --------
Net Asset Value,
End of Period                     $5.31      $9.49     $8.84      $8.21      $7.55
                               ========   ========  ========   ========   ========

TOTAL RETURN(2)                (35.14)%     16.39%    14.37%      9.93%     12.39%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average
Net Assets                        0.99%      0.98%     0.98%      1.00%      1.00%

Ratio of Net Investment
Income (Loss) to
Average Net Assets                1.77%      1.52%     1.54%      1.29%      1.18%

Portfolio Turnover Rate            146%       136%      172%       171%       172%

Net Assets, End of Period
(in thousands)                  $80,646   $134,722   $85,928    $76,192    $62,634

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss between one class and another.

See Notes to Financial Statements.

------

Strategic Allocation: Aggressive

A Class(1)
For a Share Outstanding Throughout the Years Ended November 30
                                   2008       2007      2006       2005       2004
PER-SHARE DATA

Net Asset Value, Beginning
of Period                         $9.44      $8.79     $8.17      $7.51      $6.76
                               --------   --------  --------   --------   --------
Income From
Investment Operations

 Net Investment
 Income (Loss)(2)                  0.10       0.10      0.09       0.07       0.05

 Net Realized and
 Unrealized Gain (Loss)          (3.03)       1.20      0.98       0.64       0.74
                               --------   --------  --------   --------   --------
 Total From
 Investment Operations           (2.93)       1.30      1.07       0.71       0.79
                               --------   --------  --------   --------   --------
Distributions

 From Net
 Investment Income               (0.10)     (0.10)    (0.07)     (0.05)     (0.04)

 From Net Realized Gains         (1.13)     (0.55)    (0.38)         --         --
                               --------   --------  --------   --------   --------
 Total Distributions             (1.23)     (0.65)    (0.45)     (0.05)     (0.04)
                               --------   --------  --------   --------   --------
Net Asset Value,
End of Period                     $5.28      $9.44     $8.79      $8.17      $7.51
                               ========   ========  ========   ========   ========

TOTAL RETURN(3)                (35.44)%     15.91%    13.77%      9.50%     11.79%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average
Net Assets                        1.44%      1.43%     1.43%      1.45%      1.45%

Ratio of Net Investment
Income (Loss) to
Average Net Assets                1.32%      1.07%     1.09%      0.84%      0.73%

Portfolio Turnover Rate            146%       136%      172%       171%       172%

Net Assets, End of Period
(in thousands)                 $273,892   $353,946  $319,769   $319,599   $283,502

(1) Prior to December 3, 2007, the A Class was referred to as the Advisor
Class.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss between one class and another.

See Notes to Financial Statements.

------

Strategic Allocation: Aggressive

B Class
For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
                                   2008       2007      2006       2005    2004(1)
PER-SHARE DATA

Net Asset Value, Beginning
of Period                         $9.38      $8.74     $8.12      $7.52      $7.13
                               --------   --------  --------   --------   --------
Income From
Investment Operations

 Net Investment
 Income (Loss)(2)                  0.04       0.03      0.03       0.01       0.01

 Net Realized and
 Unrealized Gain (Loss)          (3.00)       1.20      0.98       0.64       0.38
                               --------   --------  --------   --------   --------
 Total From
 Investment Operations           (2.96)       1.23      1.01       0.65       0.39
                               --------   --------  --------   --------   --------
Distributions

 From Net
 Investment Income               (0.04)     (0.04)    (0.01)     (0.05)         --

 From Net Realized Gains         (1.13)     (0.55)    (0.38)         --         --
                               --------   --------  --------   --------   --------
 Total Distributions             (1.17)     (0.59)    (0.39)     (0.05)         --
                               --------   --------  --------   --------   --------
Net Asset Value,
End of Period                     $5.25      $9.38     $8.74      $8.12      $7.52
                               ========   ========  ========   ========   ========

TOTAL RETURN(3)                (35.89)%     14.94%    12.98%      8.72%      5.47%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average
Net Assets                        2.19%      2.18%     2.18%      2.20%   2.20%(4)

Ratio of Net Investment
Income (Loss) to
Average Net Assets                0.57%      0.32%     0.34%      0.09%   0.92%(4)

Portfolio Turnover Rate            146%       136%      172%       171%    172%(5)

Net Assets, End of Period
(in thousands)                   $9,768    $13,382    $9,808     $5,367       $250

(1) September 30, 2004 (commencement of sale) through November 30, 2004.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended November 30, 2004.

See Notes to Financial Statements.

------

Strategic Allocation: Aggressive

C Class
For a Share Outstanding Throughout the Years Ended November 30
                                   2008       2007      2006       2005       2004
PER-SHARE DATA

Net Asset Value, Beginning
of Period                         $9.36      $8.72     $8.10      $7.45      $6.72
                               --------   --------  --------   --------   --------
Income From
Investment Operations

 Net Investment
 Income (Loss)(1)                  0.04       0.03      0.03       0.01      --(2)

 Net Realized and
 Unrealized Gain (Loss)          (3.00)       1.20      0.98       0.64       0.73
                               --------   --------  --------   --------   --------
 Total From
 Investment Operations           (2.96)       1.23      1.01       0.65       0.73
                               --------   --------  --------   --------   --------
Distributions

 From Net
 Investment Income               (0.04)     (0.04)    (0.01)         --         --

 From Net Realized Gains         (1.13)     (0.55)    (0.38)         --         --
                               --------   --------  --------   --------   --------
 Total Distributions             (1.17)     (0.59)    (0.39)         --         --
                               --------   --------  --------   --------   --------
Net Asset Value,
End of Period                     $5.23      $9.36     $8.72      $8.10      $7.45
                               ========   ========  ========   ========   ========

TOTAL RETURN(3)                (35.98)%     14.98%    13.01%      8.72%     10.86%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average
Net Assets                        2.19%      2.18%     2.18%      2.20%      2.20%

Ratio of Net Investment
Income (Loss) to
Average Net Assets                0.57%      0.32%     0.34%      0.09%    (0.02)%

Portfolio Turnover Rate            146%       136%      172%       171%       172%

Net Assets, End of Period
(in thousands)                  $27,826    $32,578   $24,446    $14,730     $6,984

(1) Computed using average shares outstanding throughout the period.

(2) Per-share amount was less than $0.005.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss between one class and another.

See Notes to Financial Statements.

------

Strategic Allocation: Aggressive

R Class
For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
                                              2008      2007       2006    2005(1)
PER-SHARE DATA

Net Asset Value,
Beginning of Period                          $9.40     $8.77      $8.17      $7.62
                                          --------  --------   --------   --------
Income From Investment Operations

 Net Investment Income (Loss)(2)              0.08      0.08       0.07       0.03

 Net Realized and
 Unrealized Gain (Loss)                     (3.02)      1.18       0.97       0.52
                                          --------  --------   --------   --------
 Total From Investment Operations           (2.94)      1.26       1.04       0.55
                                          --------  --------   --------   --------
Distributions

 From Net Investment Income                 (0.08)    (0.08)     (0.06)         --

 From Net Realized Gains                    (1.13)    (0.55)     (0.38)         --
                                          --------  --------   --------   --------
 Total Distributions                        (1.21)    (0.63)     (0.44)         --
                                          --------  --------   --------   --------
Net Asset Value, End of Period               $5.25     $9.40      $8.77      $8.17
                                          ========  ========   ========   ========

TOTAL RETURN(3)                           (35.68)%    15.38%     13.40%      7.22%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets                        1.69%     1.68%      1.68%   1.70%(4)

Ratio of Net Investment Income (Loss)
to Average Net Assets                        1.07%     0.82%      0.84%   0.55%(4)

Portfolio Turnover Rate                       146%      136%       172%    171%(5)

Net Assets, End of Period
(in thousands)                              $4,160    $1,905       $357       $119

(1) March 31, 2005 (commencement of sale) through November 30, 2005.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended November 30, 2005.

See Notes to Financial Statements.

------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders,
American Century Strategic Asset Allocations, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Strategic Allocation: Conservative
Fund, Strategic Allocation: Moderate Fund and Strategic Allocation: Aggressive
Fund, three of the funds constituting American Century Strategic Asset
Allocations, Inc. (the "Corporation"), as of November 30, 2008, and the
related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.
These financial statements and financial highlights are the responsibility of the Corporation's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the
Corporation's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of
November 30, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the respective financial positions of Strategic Allocation: Conservative Fund, Strategic Allocation:
Moderate Fund and Strategic Allocation: Aggressive Fund, three of the funds constituting American Century Strategic Asset Allocations, Inc., as of
November 30, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the
United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
January 16, 2009

------

MANAGEMENT

The individuals listed below serve as directors or officers of the funds. Each director serves until his or her successor is duly elected and qualified or until he or she retires. Mandatory retirement age for independent directors is
72. Those listed as interested directors are "interested" primarily by virtue of their engagement as directors and/or officers of, or ownership interest in,
American Century Companies, Inc. (ACC) or its wholly owned, direct or indirect, subsidiaries, including the funds' investment advisor, American
Century Global Investment Management, Inc. (ACGIM) or American Century
Investment Management, Inc. (ACIM); the funds' principal underwriter, American
Century Investment Services, Inc. (ACIS); and the funds' transfer agent,
American Century Services, LLC (ACS).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACGIM, ACIM, ACIS and ACS. The directors serve in this capacity for seven registered investment companies in the
American Century Investments family of funds.

All persons named as officers of the funds also serve in similar capacities for the other 14 investment companies in the American Century Investments family of funds advised by ACGIM or ACIM, unless otherwise noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis.

INTERESTED DIRECTORS

JAMES E. STOWERS, JR., 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1924
POSITION(S) HELD WITH FUNDS: Director (since 1958) and Vice Chairman (since
2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Founder, Co-Chairman, Director
and Controlling Shareholder, ACC; Co-Vice Chairman, ACC (January 2005 to
February 2007); Chairman, ACC (January 1995 to December 2004); Director, ACIM,
ACGIM, ACS, ACIS and other ACC subsidiaries
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

JONATHAN S. THOMAS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1963
POSITION(S) HELD WITH FUNDS: Director (since 2007) and President (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Executive
Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC
(February 2006 to February 2007); Executive Vice President, ACC (November 2005
to February 2007). Also serves as: President, Chief Executive Officer and
Director, ACS; Executive Vice President, ACIM and ACGIM; Director, ACIM,
ACGIM, ACIS and other ACC subsidiaries. Managing Director, Morgan Stanley
(March 2000 to November 2005)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 111
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

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INDEPENDENT DIRECTORS

THOMAS A. BROWN, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1940
POSITION(S) HELD WITH FUNDS: Director (since 1980)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Managing Member, Associated
Investments, LLC (real estate investment company); Managing Member, Brown
Cascade Properties, LLC (real estate investment company); Retired, Area Vice
President, Applied Industrial Technologies (bearings and power transmission company)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

ANDREA C. HALL, Ph.D., 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUNDS: Director (since 1997)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, Advisor to the
President, Midwest Research Institute (not-for-profit, contract research organization)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

JAMES A. OLSON, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1942
POSITION(S) HELD WITH FUNDS: Director (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Member, Plaza Belmont LLC
(private equity fund manager); Chief Financial Officer, Plaza Belmont LLC
(September 1999 to September 2006)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Saia, Inc. and Entertainment Properties
Trust

DONALD H. PRATT, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1937
POSITION(S) HELD WITH FUNDS: Director (since 1995) and Chairman of the Board
(since 2005)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman and Chief Executive
Officer, Western Investments, Inc. (real estate company); Retired Chairman of the Board, Butler Manufacturing Company (metal buildings producer)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

GALE E. SAYERS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1943
POSITION(S) HELD WITH FUNDS: Director (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President, Chief Executive
Officer and Founder, Sayers40, Inc. (technology products and services provider)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

M. JEANNINE STRANDJORD, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUNDS: Director (since 1994)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Senior Vice
President, Sprint Corporation (telecommunications company)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: DST Systems, Inc.; Euronet Worldwide,
Inc. and Charming Shoppes, Inc.

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JOHN R. WHITTEN, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1946
POSITION(S) HELD WITH FUNDS: Director (since 2008)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Project Consultant, Celanese
Corp. (industrial chemical company) (September 2004 to January 2005); Chief
Financial Officer, Vice President and Treasurer, Applied Industrial
Technologies, Inc. (bearings and power transmission company) (1995 to 2003)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Rudolph Technologies, Inc.

OFFICERS

BARRY FINK, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1955
POSITION(S) HELD WITH FUNDS: Executive Vice President (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Operating Officer and
Executive Vice President, ACC (September 2007 to present); President, ACS
(October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007);
Global General Counsel, Morgan Stanley (2000 to 2006). Also serves as:
Director, ACC, ACS, ACIS and other ACC subsidiaries

MARYANNE ROEPKE, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1956
POSITION(S) HELD WITH FUNDS: Chief Compliance Officer (since 2006) and Senior
Vice President (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Compliance Officer, ACIM,
ACGIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and Treasurer and Chief Financial Officer, various American
Century Investments funds (July 2000 to August 2006). Also serves as: Senior
Vice President, ACS

CHARLES A. ETHERINGTON, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1957
POSITION(S) HELD WITH FUNDS: General Counsel (since 2007) and Senior Vice
President (since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Attorney, ACC (February 1994 to
present); Vice President, ACC (November 2005 to present); General Counsel, ACC
(March 2007 to present). Also serves as: General Counsel, ACIM, ACGIM, ACS,
ACIS and other ACC subsidiaries; and Senior Vice President, ACIM, ACGIM and ACS

ROBERT LEACH, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1966
POSITION(S) HELD WITH FUNDS: Vice President, Treasurer and Chief Financial
Officer (all since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February
2000 to present); Controller, various American Century Investments funds (1997 to September 2006)

JON ZINDEL, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1967
POSITION(S) HELD WITH FUNDS: Tax Officer (since 1998)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Financial Officer and Chief
Accounting Officer, ACC (March 2007 to present); Vice President, ACC (October
2001 to present); Vice President, certain ACC subsidiaries (October 2001 to
August 2006); Vice President, Corporate Tax, ACS (April 1998 to August 2006).
Also serves as: Chief Financial Officer, Chief Accounting Officer and Senior
Vice President, ACIM, ACGIM, ACS and other ACC subsidiaries; and Chief
Accounting Officer and Senior Vice President, ACIS

The SAI has additional information about the funds' directors and is available without charge, upon request, by calling 1-800-345-2021.

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APPROVAL OF MANAGEMENT AGREEMENTS
Strategic Allocation: Conservative, Strategic Allocation: Moderate, and
Strategic Allocation: Aggresssive

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services (including subadvisory services) are required to be reviewed, evaluated and approved by a majority of a fund's independent directors or trustees (the "Directors") each year. At American Century
Investments, this process is referred to as the "15(c) Process." As a part of this process, the board reviews fund performance, shareholder services, audit and compliance information, and a variety of other reports from the advisor concerning fund operations. In addition to this annual review, the board of directors oversees and evaluates on a continuous basis at its quarterly meetings the nature and quality of significant services performed by the advisor and the subadvisor, fund performance, audit and compliance information, and a variety of other reports relating to fund operations. The board, or committees of the board, also holds special meetings as needed.

Under a Securities and Exchange Commission rule, each fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for the board's approval or renewal of any advisory agreements within the fund's most recently completed fiscal half-year period.

ANNUAL CONTRACT REVIEW PROCESS

As part of the annual 15(c) Process undertaken during the most recent fiscal half-year period, the Directors reviewed extensive data and information compiled by the advisor and certain independent providers of evaluative data
(the "15(c) Providers") concerning Strategic Allocation: Conservative,
Strategic Allocation: Moderate, and Strategic Allocation: Aggressive (the
"Funds") and the services provided to the Funds under the management and subadvisory agreements. The information considered and the discussions held at the meetings included, but were not limited to:

* the nature, extent and quality of investment management, shareholder services and other services provided to the Funds;

* reports on the wide range of programs and services the advisor provides to the Funds and their shareholders on a routine and non-routine basis;

* information about the compliance policies, procedures, and regulatory experience of both the advisor and the subadvisor;

* data comparing the cost of owning the Funds to the cost of owning a similar fund;

* data comparing the Funds' performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

* financial data showing the profitability of the Funds to the advisor and the overall profitability of the advisor; and

* data comparing services provided and charges to other investment management clients of the advisor.

In keeping with its practice, the Funds' board of directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The board also had the benefit of the advice of its independent counsel throughout the period.

------

FACTORS CONSIDERED

The Directors considered all of the information provided by the advisor, the
15(c) Providers, and the board's independent counsel, and evaluated such information for each fund for which the board has responsibility. In connection with their review of the Funds, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management and subadvisory agreements under the terms ultimately determined by the board to be appropriate, the Directors' decision was based on the following factors.

NATURE, EXTENT AND QUALITY OF SERVICES -- GENERALLY. Under the management agreement, the advisor is responsible for providing or arranging for all services necessary for the operation of the Funds. The board noted that under the management agreement, the advisor provides or arranges at its own expense a wide variety of services including:

* Fund construction and design

* portfolio security selection

* initial capitalization/funding

* securities trading

* custody of Fund assets

* daily valuation of the each Fund's portfolio

* shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

* legal services

* regulatory and portfolio compliance

* financial reporting

* marketing and distribution

The Directors noted that many of the services provided by the advisor have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry and the changing regulatory environment. The directors specifically noted that with respect to the Funds, the advisor had retained the subadvisor to provide a portion of the day-to-day security selection. Under the subadvisory agreement, the subadvisor is responsible for managing certain aspects of the investment operations and composition of the Funds, including the purchase, retention, and disposition of a portion of the investments contained in the Funds. In performing their evaluation, the Directors considered information received in connection with the annual review, as well as information provided on an ongoing basis at their regularly scheduled board and committee meetings.

------

INVESTMENT MANAGEMENT SERVICES. The nature of the investment management services provided to the Funds is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments, and liquidity. In evaluating investment performance, the board expects the advisor and subadvisor to manage the Funds in accordance with their investment objectives and approved strategies. In providing these services, the advisor and subadvisor utilize teams of investment professionals
(portfolio managers, analysts, research assistants, and securities traders)
who require extensive information technology, research, training, compliance and other systems to conduct their business. At each quarterly meeting the
Directors review investment performance information for the Funds, together with comparative information for appropriate benchmarks and peer groups of funds managed similarly to the Funds. The Directors also review detailed performance information during the 15(c) Process comparing each Fund's performance with that of similar funds not managed by the advisor. If performance concerns are identified, the Directors discuss with the advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. Each Funds performance for the one- and three-year periods was above the median for its peer group.

SHAREHOLDER AND OTHER SERVICES. The advisor provides the Funds with a comprehensive package of transfer agency, shareholder, and other services. The
Directors review reports and evaluations of such services at their regular quarterly meetings, including the annual meeting concerning contract review, and reports to the board. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the advisor.

COSTS OF SERVICES PROVIDED AND PROFITABILITY. The advisor provides detailed information concerning its cost of providing various services to the Funds, its profitability in managing the Funds, its overall profitability, and its financial condition. The Directors have reviewed with the advisor the methodology used to prepare this financial information. This financial information regarding the advisor is considered in order to evaluate the advisor's financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The board concluded that the advisor's profits were reasonable in light of the services provided to the Funds. The board did not consider the profitability of the subadvisor because the subadvisor is paid from the unified fee of the advisor as a result of arm's length negotiations.

ETHICS. The Directors generally consider the advisor's commitment to providing quality services to shareholders and to conducting its business ethically.
They noted that the advisor's practices generally meet or exceed industry best practices. With respect to the subadvisor, as part of its oversight responsibilities, the board approves the subadvisor's code of ethics and any changes thereto. Further, through the advisor's compliance group, the board stays abreast of any violations of the subadvisor's code.

------

ECONOMIES OF SCALE. The Directors review reports provided by the advisor on economies of scale for the complex as a whole and the year-over-year changes in revenue, costs, and profitability. The Directors concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. This analysis is also complicated by the additional services and content provided by the advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Directors also seek to evaluate economies of scale by reviewing other information, such as year-over-year profitability of the advisor generally, the profitability of its management of the Funds specifically, the expenses incurred by the advisor in providing various functions to the Funds, and the fees of competitive funds not managed by the advisor. The Directors believe the advisor is appropriately sharing economies of scale through its competitive fee structure, fee breakpoints as each Fund increases in size, and through reinvestment in its business to provide shareholders additional content and services.

COMPARISON TO OTHER FUNDS' FEES. The Funds pay the advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Funds, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of each
Fund's independent directors (including their independent legal counsel). The
Directors specifically noted that the subadvisory fees paid to the subadvisor under the subadvisory agreement were subject to arm's length negotiation between the advisor and the subadvisor and are paid by the advisor out of its unified fee.

Under the unified fee structure, the advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the advisor the risk of increased costs of operating the Funds and provides a direct incentive to minimize administrative inefficiencies. Part of the
Directors' analysis of fee levels involves reviewing certain evaluative data compiled by a 15(c) Provider comparing each Fund's unified fee to the total expense ratio of other funds in the Fund's peer group. The unified fee charged to shareholders of Strategic Allocation: Conservative was below the median of the total expense ratios of its peer group. The unified fee charged to shareholders of Strategic Allocation: Moderate and Strategic Allocation:
Aggressive was above the median of the total expense ratios of their peer groups. The board concluded that the management fee paid by each Fund to the advisor was reasonable in light of the services provided to the Fund.

COMPARISON TO FEES AND SERVICES PROVIDED TO OTHER CLIENTS OF THE ADVISOR. The
Directors also requested and received information from the advisor concerning the nature of the services, fees, and profitability of its advisory services to advisory clients other than the Funds. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Funds. The
Directors analyzed this information and concluded that the fees charged and services provided to the Funds were reasonable by comparison.

------

COLLATERAL BENEFITS DERIVED BY THE ADVISOR. The Directors reviewed information from the advisor concerning collateral benefits it receives as a result of its relationship with the Funds. They concluded that the advisor's primary business is managing mutual funds and it generally does not use the Funds or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The
Directors noted that the advisor receives proprietary research from broker-dealers that execute Fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Directors also determined that the advisor is able to provide investment management services to certain clients other than the Funds, at least in part, due to its existing infrastructure built to serve the fund complex. The Directors concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the funds to determine breakpoints in each fund's fee schedule, provided they are managed using the same investment team and strategy.

CONCLUSIONS OF THE DIRECTORS

As a result of this process, the board, including all of the independent directors, in the absence of particular circumstances and assisted by the advice of legal counsel that is independent of the advisor, taking into account all of the factors discussed above and the information provided by the advisor concluded that the investment management agreement between each Fund and the advisor is fair and reasonable in light of the services provided and should be renewed.

Additionally, the board, including all the independent directors, in the absence of particular circumstances and assisted by the advice of legal counsel that is independent of the advisor, taking into account all of the factors discussed above and the information provided by the advisor, concluded that the subadvisory agreement between the advisor and the subadvisor, on behalf of each Fund, is fair and reasonable in light of the services provided and should be renewed.

------

ADDITIONAL INFORMATION

RETIREMENT ACCOUNT INFORMATION

As required by law, distributions you receive from certain IRAs, or 403(b),
457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the funds' investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the funds. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments' website at americancentury.com and on the
Securities and Exchange Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the
"About Us" page at americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The funds file their complete schedule of portfolio holdings with the
Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The funds' Forms N-Q are available on the SEC's website at sec.gov, and may be reviewed and copied at the SEC's Public
Reference Room in Washington, DC. Information on the operation of the Public
Reference Room may be obtained by calling 1-800-SEC-0330. The funds also make their complete schedule of portfolio holdings for the most recent quarter of their fiscal year available on their website at americancentury.com and, upon request, by calling 1-800-345-2021.

------

INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The 90-DAY U.S. TREASURY BILL INDEX is derived from secondary market interest rates as published by the Federal Reserve Bank and includes three-month, six-month, and one-year instruments.

The CITIGROUP US BROAD INVESTMENT-GRADE (BIG) BOND INDEX is a
market-capitalization-weighted index that includes fixed-rate Treasury, government- sponsored, mortgage, asset-backed, and investment-grade issues with a maturity of one year or longer.

The CITIGROUP US HIGH-YIELD MARKET INDEX captures the performance of below-investment-grade debt issued by corporations domiciled in the United
States or Canada. This index includes cash-pay and deferred-interest securities that are publicly placed, have a fixed coupon, and are nonconvertible.

Morgan Stanley Capital International (MSCI) has developed several indices that measure the performance of foreign stock markets. The MSCI EAFE (Europe,
Australasia, Far East) INDEX is designed to measure developed market equity performance, excluding the U.S. and Canada. The MSCI EM (Emerging Markets)
INDEX represents the gross performance of stocks in global emerging market countries.

The RUSSELL 1000® INDEX is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL 2000® INDEX is a market-capitalization weighted index created by
Frank Russell Company to measure the performance of the 2,000 smallest of the
3,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL MIDCAP® INDEX measures the performance of the 800 smallest of the
1,000 largest publicly traded U.S. companies, based on total market capitalization.

The S&P 500 INDEX is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries. Each stock's weight in the index is proportionate to its market value. Created by Standard & Poor's, it is considered to be a broad measure of
U.S. stock market performance.

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NOTES

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NOTES

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[back cover]

[american century investments logo and text logo®]

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE. . . . . . . . . . . . . . . .       1-800-345-8765

INVESTOR SERVICES REPRESENTATIVE. . . . . . . . . . . . .       1-800-345-2021 or
                                                                816-531-5575

INVESTORS USING ADVISORS. . . . . . . . . . . . . . . . .       1-800-378-9878

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED
RETIREMENT PLANS. . . . . . . . . . . . . . . . . . . . .       1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL PROFESSIONALS, INSURANCE COMPANIES. . . . . . .       1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF. . . . . . . . . .       1-800-634-4113

AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investments
P.O. Box 419200
Kansas City, MO 64141-6200

PRSRT STD
U.S. POSTAGE PAID
AMERICAN CENTURY
COMPANIES

American Century Investment Services, Inc., Distributor

©2009 American Century Proprietary Holdings, Inc. All rights reserved.

0901
CL-ANN-63742S

[front cover]

ANNUAL REPORT
NOVEMBER 30, 2008

[american century investments logo and text logo ®]

AMERICAN CENTURY INVESTMENTS

NEWTON FUND

PRESIDENT'S LETTER

JONATHAN THOMAS

[photo of Jonathan Thomas]

Dear Investor:

Thank you for taking time to review the following discussions, from our experienced portfolio management team, of the fund reporting period ended
November 30, 2008. It was a time of enormous upheaval and change. We understand and appreciate the challenges you have faced during this historic period, and share your concerns about the economy, the markets, and fund holdings. To help address these issues, I'd like to provide my perspective on how we have managed--and continue to manage--your investments in these uncertain times.

As a company, American Century Investments® is well positioned to deal with market turmoil. We are financially strong and privately held, which allows us to align our resources with your long-term investment interests. In addition, our actively managed, team-based approach allows our portfolio teams to identify attractive investment opportunities regardless of market conditions.

Our seasoned investment professionals have substantial experience and have successfully navigated previous market crises. These portfolio managers and analysts continue to use a team approach and follow disciplined investment processes designed to produce the best possible long-term results for you. For example, our equity investment teams are working closely with our fixed income group to monitor and assess credit crisis developments. The fixed income team anticipated dislocation in the credit markets and--through its disciplined processes and teamwork--helped reduce our exposure to investments that suffered substantial losses.

How soon a sustainable recovery will occur is uncertain. But I am certain of this: Since 1958, we've demonstrated a consistent ability to execute solid, long-term investment strategies and the discipline to remain focused during times of volatility or shifts in the markets. We've stayed true to our principles, especially our belief that your success is the ultimate measure of our success.

Thank you for your continued confidence in us.

Sincerely,

/s/ Jonathan Thomas

Jonathan S. Thomas
President and Chief Executive Officer
American Century Investments

TABLE OF CONTENTS

     Market Perspective. . . . . . . . . . . . . . . . . . . . . . . . . .      2
      Stock Index Returns. . . . . . . . . . . . . . . . . . . . . . . . .      2

NEWTON

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Market Perspective and the Portfolio Commentary
reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments'
knowledge, such information is accurate at the time of printing.

MARKET PERSPECTIVE

[photo of Chief Investment Officer]

By Enrique Chang, Chief Investment Officer, American Century Investments

FINANCIAL STORM SANK STOCKS

The year ended November 30, 2008, represented one of the most tumultuous periods in the history of the U.S. and international equity markets as an ongoing financial storm and a recession battered the stock markets.

Continued deterioration in the credit environment and a deepening liquidity crisis--ignited by last year's mortgage-market meltdown--led to an increasingly urgent need for capital at many major financial companies. By
September, the crisis reached a tipping point as a number of major financial institutions filed for bankruptcy, sold out to competitors to avoid insolvency, or were taken over by the federal government.

The U.S. economy, which officially entered a recession in December 2007, grew even more sluggish. Steady job losses pushed the unemployment rate up to a
15-year high, consumer spending slowed dramatically, and mortgage foreclosures and delinquencies rose markedly. In addition, the financial crisis spread around the world, increasing the likelihood of a global economic downturn. On the positive side, the slowing economic environment brought the prices of energy and other commodities down sharply from record highs reached during the summer.

The troubling financial and economic news led to an unprecedented level of stock market turbulence both in the U.S. and internationally. Day-to-day volatility increased dramatically as investor confidence faltered, producing a market storm that has not been seen since the 1930s. Stocks declined in five of the last six months of the period, with October producing the worst monthly performance in 21 years and one of the 10 worst months in the stock market's history.

INTERVENTION AND RESILIENCY

As business and economic conditions worsened, intervention increased. The U.S.
government and the Federal Reserve have provided extraordinary levels of fiscal and monetary assistance, and other central banks and governments have contributed additional stimulus.

Furthermore, downturns play the sometimes necessary role of correcting past market misbehavior and eliminating excesses and inefficiencies. The current downturn was years in the making, so it may take some time before we are firmly on the road to recovery. However, we remain confident in the stock market's long-term resiliency.

Stock Index Returns
For the 12 months ended November 30, 2008

U.S. STOCKS

RUSSELL 1000 INDEX (LARGE-CAP)        -38.98%
Russell 1000 Value Index              -38.32%
Russell 1000 Growth Index             -39.75%

RUSSELL MIDCAP INDEX                  -44.04%
Russell Midcap Value Index            -41.95%
Russell Midcap Growth Index           -46.15%

RUSSELL 2000 INDEX (SMALL-CAP)        -37.46%
Russell 2000 Value Index              -33.61%
Russell 2000 Growth Index             -41.34%

FOREIGN STOCKS

MSCI EAFE Index                       -47.79%
MSCI World Index                      -43.30%

------
2

PERFORMANCE
Newton

Total Returns as of November 30, 2008
                                     Average Annual Returns

                                                   Since      Inception
                           1 year    5 years     Inception       Date

INVESTOR CLASS             -52.06%   -10.40%       -7.17%      8/29/03
RUSSELL 3000 INDEX(1)      -38.86%    -1.45%       -0.21%         --

(1) Data provided by Lipper Inc. - A Reuters Company. ©2008 Reuters. All
rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
  The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

Growth of $10,000 Over Life of Class

$10,000 investment made August 29, 2003

One-Year Returns Over Life of Class
Periods ended November 30
                        2003*    2004     2005     2006     2007     2008

Investor Class          17.10%   0.43%   -5.36%   12.40%   12.71%   -52.06%
Russell 3000 Index      6.35%   13.04%    9.80%   14.45%    7.05%   -38.86%

*From 8/29/03, the Investor Class's inception date. Not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. The fund's investment process may result in high portfolio turnover, high commission costs and high capital gains distributions. In addition, its investment approach may involve higher volatility and risk. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
3

PORTFOLIO COMMENTARY
Newton

Portfolio Manager: John Small, Jr.

PERFORMANCE SUMMARY

Newton returned -52.06% for the 12 months ended November 30, 2008, lagging the performance of its benchmark, the Russell 3000 Index, which returned -38.86%
for the period.

As discussed in the Market Perspective on page 2, equity markets declined during the reporting period against a backdrop of extreme market volatility as the subprime mortgage-driven credit crisis spread further into the economy. In this environment, mid-cap stocks underperformed their large- and small-cap counterparts, and growth-oriented shares lagged value stocks.

Within the portfolio, stock selection in the industrials, health care, consumer discretionary, and information technology sectors accounted for the bulk of Newton's underperformance relative to the benchmark. Effective stock selection in the financials sector partially offset that underperformance, although a detrimental underweight allocation to the sector trimmed relative gains. Holdings in the telecommunications services sector also benefited relative performance. International stock holdings, particularly in the marine industry (see below), were a significant drag on both overall absolute and relative returns.

INDUSTRIALS, HEALTH CARE DECLINED

In the industrials sector, we maintained an overweight allocation to the marine industry. This group had been a source of absolute and relative gains in past reporting periods, but weighed on Newton's performance during the reporting period. International shipping companies TBS International and Excel
Maritime Carriers, in particular, were key detractors from Newton's returns as their share prices each declined 89%.

Elsewhere the industrials sector, an overweight stake in machinery company
Graham Corp. hindered Newton's performance. The manufacturer of equipment for petroleum refining and petroleum industries experienced a 67% drop in its share price during the reporting period.

Poor stock selection in the health care sector also hurt absolute and relative returns. Here, the pharmaceuticals and biotechnology industries were sources of weakness, as the portfolio held overweight stakes in a number of laggards.

CONSUMER DISCRETIONARY, TECHNOLOGY HINDERED, BUT CERTAIN HOLDINGS GAINED

The consumer discretionary sector contributed to absolute and relative portfolio underperformance. Within the sector, Collective Brands, Inc. was one of several holdings in the specialty retail group that detracted from returns.
Stock selection in the hotels, restaurants, and leisure industry also dragged down performance.

Top Ten Holdings as of November 30, 2008
                                          % of         % of
                                       net assets   net assets
                                          as of        as of
                                        11/30/08      5/31/08

Integral Systems, Inc.                    3.2%         1.3%

Life Partners Holdings, Inc.              2.0%          --

Family Dollar Stores, Inc.                1.8%          --

Oritani Financial Corp.                   1.8%         0.8%

Shenandoah Telecommunications Co.         1.7%          --

Trex Co., Inc.                            1.6%         0.7%

Merit Medical Systems, Inc.               1.6%         0.9%

Baxter International, Inc.                1.5%         0.9%

AeroVironment, Inc.                       1.5%          --

Norfolk Southern Corp.                    1.5%         1.0%

------
4

Newton

Within the technology sector, China Finance Online weighed on returns. The operator of online, subscription-based information services on Chinese investment markets, whose share price slid 75%, is not represented in the benchmark. Elsewhere in the sector, holdings in the semiconductor and software industries detracted from Newton's performance.

Technology holding Integral Systems, Inc., however, was the largest contributor to portfolio returns. The provider of satellite ground system solutions saw its share price climb 93% for the reporting period.

STOCK SELECTION IN FINANCIALS HELPED

The financials sector contributed to Newton's relative performance, although it detracted from absolute returns. An underweight allocation to financials, however, curbed the relative returns derived from the sector. Within the sector, the portfolio benefited from effective stock selection in the diversified financial services and the thrifts and mortgage finance industries. In these groups, we successfully held overweight stakes in select positions while avoiding some benchmark laggards. Notably, an overweight stake in life settlement company Life Partners Holdings, Inc., was a key contributor to relative performance as its share price experienced positive returns for the period.

INVESTMENT PHILOSOPHY

We manage Newton using a highly automated investment process to target companies whose historical stock market performance suggests impending share price appreciation. This technically driven process reflects no consideration of external benchmark, country, sector, industry, or individual stock weights.

Our process guided us to effective stock selection in the financials sector, as well as reduced exposure to foreign holdings during the reporting period.

Top Five Industries as of November 30, 2008
                                         % of         % of
                                      net assets   net assets
                                         as of        as of
                                       11/30/08      5/31/08

Commercial Banks                         20.2%        4.5%

Health Care Equipment & Supplies         10.0%        2.6%

Thrifts & Mortgage Finance               5.3%         1.6%

IT Services                              4.6%         2.4%

Multiline Retail                         4.1%          --

Types of Investments in Portfolio
                                         % of          % of
                                      net assets    net assets
                                        as of         as of
                                       11/30/08      5/31/08

Domestic Common Stocks                  97.7%         83.4%

Foreign Common Stocks(1)                 1.8%         15.6%

TOTAL COMMON STOCKS                     99.5%         99.0%

Temporary Cash Investments               0.9%           --

Other Assets and Liabilities            (0.4)%         1.0%

(1) Includes depositary shares, dual listed securities and foreign ordinary shares.

------
5

SHAREHOLDER FEE EXAMPLE (UNAUDITED)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2008 to November 30, 2008.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or
Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than
$10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all PERSONAL ACCOUNTS (including American Century
Investments Brokerage accounts) registered under your Social Security number.
PERSONAL ACCOUNTS include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs
(including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and
certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

------
6

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                   Expenses Paid
                    Beginning         Ending       During Period*
                  Account Value   Account Value       6/1/08 -        Annualized
                     6/1/08          11/30/08         11/30/08      Expense Ratio*

Actual               $1,000          $526.90           $5.76            1.51%

Hypothetical         $1,000         $1,017.45          $7.62            1.51%

*Expenses are equal to the fund's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by
183, the number of days in the most recent fiscal half-year divided by 366, to reflect the one-half year period.

------
7

SCHEDULE OF INVESTMENTS
Newton

NOVEMBER 30, 2008

Shares                                                                     Value
Common Stocks -- 99.5%
AEROSPACE & DEFENSE -- 2.2%
      951  AeroVironment, Inc.(1)                                       $ 30,651
    2,364  Allied Defense Group, Inc. (The)(1)                            13,664
                                                                      ----------
                                                                          44,315
                                                                      ----------
AIRLINES -- 2.3%
      770  Alaska Air Group, Inc.(1)                                      17,671
      913  Continental Airlines, Inc., Class B(1)                         13,403
    1,649  Delta Air Lines, Inc.(1)                                       14,528
                                                                      ----------
                                                                          45,602
                                                                      ----------
BIOTECHNOLOGY -- 3.8%
      296  Amgen, Inc.(1)                                                 16,440
    1,346  Emergent Biosolutions, Inc.(1)                                 30,446
    3,523  Micromet, Inc.(1)                                              14,479
    2,562  NPS Pharmaceuticals, Inc.(1)                                   15,731
                                                                      ----------
                                                                          77,096
                                                                      ----------
BUILDING PRODUCTS -- 1.6%
    2,393  Trex Co., Inc.(1)                                              32,449
                                                                      ----------
CAPITAL MARKETS -- 0.8%
      397  Stifel Financial Corp.(1)                                      17,075
                                                                      ----------
CHEMICALS -- 0.8%
      921  Zep, Inc.                                                      16,679
                                                                      ----------
COMMERCIAL BANKS -- 20.2%
    1,404  Ameris Bancorp                                                 13,422
    1,763  BancTrust Financial Group, Inc.                                22,002
      906  Bank of the Ozarks, Inc.                                       24,661
    1,137  Cathay General Bancorp                                         23,331
    1,049  East West Bancorp, Inc.                                        15,525
    1,343  First Financial Bancorp                                        16,788
      407  First Financial Corp.                                          16,956
    1,975  First Horizon National Corp.                                   21,113
      913  First Midwest Bancorp, Inc.                                    16,808
      958  Green Bankshares, Inc.                                         15,625
    2,018  Huntington Bancshares, Inc.                                    16,144
    1,013  Marshall & Ilsley Corp.                                        15,651
      599  PacWest Bancorp                                                15,933
      798  Sierra Bancorp                                                 16,112
    1,276  TCF Financial Corp.                                            21,309
    1,013  Trico Bancshares                                               24,120
    3,267  UCBH Holdings, Inc.                                            15,159
    1,470  Umpqua Holdings Corp.                                          19,463
      748  Union Bankshares Corp.                                         17,010
    1,239  United Community Banks, Inc.                                   16,330

Shares                                                                     Value

      723  Wells Fargo & Co.                                            $ 20,887
    1,853  Western Alliance Bancorp(1)                                    20,420
                                                                      ----------
                                                                         404,769
                                                                      ----------
COMMERCIAL SERVICES & SUPPLIES -- 1.6%
    1,008  GeoEye, Inc.(1)                                                20,150
      445  Waste Connections, Inc.(1)                                     12,562
                                                                      ----------
                                                                          32,712
                                                                      ----------
CONSUMER FINANCE -- 1.0%
    1,474  Nelnet, Inc., Class A                                          19,398
                                                                      ----------
DIVERSIFIED CONSUMER SERVICES -- 1.9%
      270  Apollo Group, Inc., Class A(1)                                 20,747
      312  DeVry, Inc.                                                    17,933
                                                                      ----------
                                                                          38,680
                                                                      ----------
DIVERSIFIED FINANCIAL SERVICES -- 2.0%
    1,148  Life Partners Holdings, Inc.                                   40,984
                                                                      ----------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 2.4%
    1,404  Shenandoah Telecommunications Co.                              34,904
    1,011  SureWest Communications                                        12,344
                                                                      ----------
                                                                          47,248
                                                                      ----------
ELECTRIC UTILITIES -- 0.8%
      606  Hawaiian Electric Industries, Inc.                             16,526
                                                                      ----------
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS -- 0.8%
    1,193  Cogent, Inc.(1)                                                16,034
                                                                      ----------
FOOD & STAPLES RETAILING -- 3.3%
      629  Casey's General Stores, Inc.                                   18,650
      337  Nash Finch Co.                                                 15,118
      849  Pantry, Inc. (The)(1)                                          16,420
      699  Spartan Stores, Inc.                                           16,580
                                                                      ----------
                                                                          66,768
                                                                      ----------
FOOD PRODUCTS -- 2.4%
    1,651  American Dairy, Inc.(1)                                        28,100
      630  Diamond Foods, Inc.                                            19,039
                                                                      ----------
                                                                          47,139
                                                                      ----------
GAS UTILITIES -- 1.7%
      361  Laclede Group, Inc. (The)                                      19,017
      285  Northwest Natural Gas Co.                                      14,236
                                                                      ----------
                                                                          33,253
                                                                      ----------
HEALTH CARE EQUIPMENT & SUPPLIES -- 10.0%
   12,396  ATS Medical, Inc.(1)                                           26,652
      586  Baxter International, Inc.                                     31,000
      660  Greatbatch, Inc.(1)                                            16,678

------
8

Newton

Shares                                                                     Value

      569  ICU Medical, Inc.(1)                                         $ 17,212
    2,210  Merit Medical Systems, Inc.(1)                                 32,067
    1,367  Synovis Life Technologies, Inc.(1)                             19,562
    1,109  Thoratec Corp.(1)                                              27,758
    1,938  Vascular Solutions, Inc.(1)                                    14,031
      923  Volcano Corp.(1)                                               15,063
                                                                      ----------
                                                                         200,023
                                                                      ----------
HEALTH CARE PROVIDERS & SERVICES -- 3.5%
      441  Almost Family, Inc.(1)                                         19,386
      596  Emergency Medical Services Corp., Class A(1)                   20,216
    1,112  Ensign Group, Inc. (The)                                       16,258
      512  HMS Holdings Corp.(1)                                          15,104
                                                                      ----------
                                                                          70,964
                                                                      ----------
HOTELS, RESTAURANTS & LEISURE -- 1.4%
      654  Panera Bread Co., Class A(1)                                   29,064
                                                                      ----------
HOUSEHOLD DURABLES -- 1.1%
    3,038  Palm Harbor Homes, Inc.(1)                                     22,512
                                                                      ----------
INSURANCE -- 1.6%
    1,160  Crawford & Co., Class B(1)                                     13,038
      314  RLI Corp.                                                      18,313
                                                                      ----------
                                                                          31,351
                                                                      ----------
INTERNET & CATALOG RETAIL -- 0.9%
    1,038  PetMed Express, Inc.(1)                                        18,611
                                                                      ----------
IT SERVICES -- 4.6%
    1,614  CSG Systems International, Inc.(1)                             27,180
    2,674  Integral Systems, Inc.(1)                                      64,176
                                                                      ----------
                                                                          91,356
                                                                      ----------
LIFE SCIENCES TOOLS & SERVICES -- 0.8%
    3,388  Nektar Therapeutics(1)                                         16,093
                                                                      ----------
MULTILINE RETAIL -- 4.1%
    2,417  99 Cents Only Stores(1)                                        26,055
      467  Dollar Tree, Inc.(1)                                           19,782
    1,310  Family Dollar Stores, Inc.                                     36,392
                                                                      ----------
                                                                          82,229
                                                                      ----------
PERSONAL PRODUCTS -- 1.2%
      792  USANA Health Sciences, Inc.(1)                                 24,053
                                                                      ----------
PHARMACEUTICALS -- 2.1%
      656  AstraZeneca plc ADR                                            24,751
    2,057  Salix Pharmaceuticals Ltd.(1)                                  16,661
                                                                      ----------
                                                                          41,412
                                                                      ----------
REAL ESTATE INVESTMENT TRUSTS (REITS) -- 1.1%
      712  Equity Residential                                             21,666
                                                                      ----------
ROAD & RAIL -- 2.4%
      948  Marten Transport Ltd.(1)                                       17,870
      616  Norfolk Southern Corp.                                         30,473
                                                                      ----------
                                                                          48,343
                                                                      ----------

Shares                                                                     Value

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 0.6%
    3,984  Atmel Corp.(1)                                               $ 11,155
                                                                      ----------
SOFTWARE -- 1.7%
    1,097  EPIQ Systems, Inc.(1)                                          17,815
    2,056  Telecommunication Systems, Inc., Class A(1)                    16,243
                                                                      ----------
                                                                          34,058
                                                                      ----------
SPECIALTY RETAIL -- 1.9%
    2,427  Haverty Furniture Cos., Inc.                                   20,605
      975  PetSmart, Inc.                                                 17,111
                                                                      ----------
                                                                          37,716
                                                                      ----------
TEXTILES, APPAREL & LUXURY GOODS -- 2.9%
    1,191  Carter's, Inc.(1)                                              22,522
    4,301  Delta Apparel, Inc.(1)                                         19,505
    3,412  Unifi, Inc.(1)                                                 15,866
                                                                      ----------
                                                                          57,893
                                                                      ----------
THRIFTS & MORTGAGE FINANCE -- 5.3%
    1,456  Beneficial Mutual Bancorp, Inc.(1)                             17,108
      649  Berkshire Hills Bancorp, Inc.                                  18,821
    1,276  NewAlliance Bancshares, Inc.                                   17,583
    2,181  Ocwen Financial Corp.(1)                                       17,775
    2,090  Oritani Financial Corp.(1)                                     35,259
                                                                      ----------
                                                                         106,546
                                                                      ----------
WATER UTILITIES -- 0.9%
      805  Aqua America, Inc.                                             17,460
                                                                      ----------
WIRELESS TELECOMMUNICATION SERVICES -- 1.8%
      680  Hutchison Telecommunications International Ltd. ADR(1)         12,015
    2,152  USA Mobility, Inc.(1)                                          23,457
                                                                      ----------
                                                                          35,472
                                                                      ----------
TOTAL COMMON STOCKS
(Cost $2,105,559)                                                      1,994,704
                                                                      ----------
Temporary Cash Investments -- 0.9%
   17,209  JPMorgan U.S. Treasury Plus Money Market
           Fund Agency Shares
(Cost $17,209)                                                            17,209
                                                                      ----------
TOTAL INVESTMENT SECURITIES -- 100.4%
(Cost $2,122,768)                                                      2,011,913
                                                                      ----------
OTHER ASSETS AND LIABILITIES -- (0.4)%                                   (7,806)
                                                                      ----------
TOTAL NET ASSETS -- 100.0%                                            $2,004,107
                                                                      ==========

Notes to Schedule of Investments
ADR = American Depositary Receipt

(1) Non-income producing.

Industry classifications are unaudited.

See Notes to Financial Statements.

------
9

STATEMENT OF ASSETS AND LIABILITIES

NOVEMBER 30, 2008

ASSETS

Investment securities, at value (cost of $2,122,768)                    $2,011,913

Foreign currency holdings, at value (cost of $3,684)                         4,382

Receivable for investments sold                                             31,403

Receivable for capital shares sold                                             137

Dividends and interest receivable                                            1,512
                                                                       -----------
                                                                         2,049,347
                                                                       -----------

LIABILITIES

Disbursements in excess of demand deposit cash                              42,711

Accrued management fees                                                      2,529
                                                                       -----------
                                                                            45,240
                                                                       -----------

NET ASSETS                                                              $2,004,107
                                                                       ===========

INVESTOR CLASS CAPITAL SHARES, $0.01 PAR VALUE

Authorized                                                              50,000,000
                                                                       ===========
Outstanding                                                                296,312
                                                                       ===========

NET ASSET VALUE PER SHARE                                                    $6.76
                                                                       ===========

NET ASSETS CONSIST OF:

Capital (par value and paid-in surplus)                                 $3,414,857

Accumulated net realized loss on investment and foreign currency
transactions                                                           (1,300,593)

Net unrealized depreciation on investments and translation of
assets and liabilities in foreign currencies                             (110,157)
                                                                       -----------
                                                                        $2,004,107
                                                                       ===========

See Notes to Financial Statements.

------
10

STATEMENT OF OPERATIONS

YEAR ENDED NOVEMBER 30, 2008

INVESTMENT INCOME (LOSS)

INCOME:

Dividends (net of foreign taxes withheld of $121)                         $ 24,478

Interest                                                                     1,284
                                                                      ------------
                                                                            25,762
                                                                      ------------

EXPENSES:

Management fees                                                             56,973

Directors' fees and expenses                                                   105

Other expenses                                                                 221
                                                                      ------------
                                                                            57,299
                                                                      ------------

NET INVESTMENT INCOME (LOSS)                                              (31,537)
                                                                      ------------

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) on investment and foreign currency
transactions                                                             (566,310)

Change in net unrealized appreciation (depreciation) on
investments and translation of assets and liabilities in foreign
currencies                                                             (1,805,293)
                                                                      ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)                                (2,371,603)
                                                                      ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS       $(2,403,140)
                                                                      ============

See Notes to Financial Statements.

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11

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED NOVEMBER 30, 2008 AND NOVEMBER 30, 2007

Increase (Decrease) in Net Assets                           2008          2007

OPERATIONS

Net investment income (loss)                              $ (31,537)    $ (35,161)

Net realized gain (loss)                                   (566,310)       212,924

Change in net unrealized appreciation (depreciation)     (1,805,293)       600,949
                                                         -----------   -----------
Net increase (decrease) in net assets resulting from
operations                                               (2,403,140)       778,712
                                                         -----------   -----------

CAPITAL SHARE TRANSACTIONS

Proceeds from shares sold                                    441,220       697,805

Payments for shares redeemed(1)                          (1,329,207)   (3,603,460)
                                                         -----------   -----------
Net increase (decrease) in net assets from capital
share transactions                                         (887,987)   (2,905,655)
                                                         -----------   -----------

NET INCREASE (DECREASE) IN NET ASSETS                    (3,291,127)   (2,126,943)

NET ASSETS

Beginning of period                                        5,295,234     7,422,177
                                                         -----------   -----------
End of period                                             $2,004,107    $5,295,234
                                                         ===========   ===========

TRANSACTIONS IN SHARES OF THE FUND

Sold                                                          36,402        48,588

Redeemed                                                   (115,525)     (266,433)
                                                         -----------   -----------
Net increase (decrease) in shares of the fund               (79,123)     (217,845)
                                                         ===========   ===========

(1) Net of redemption fees of $3,105 and $19,219, respectively.

See Notes to Financial Statements.

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12

NOTES TO FINANCIAL STATEMENTS

NOVEMBER 30, 2008

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Strategic Asset Allocations, Inc. (the
corporation) is registered under the Investment Company Act of 1940 (the 1940
Act) as an open-end management investment company. Newton Fund (the fund) is one fund in a series issued by the corporation. The fund is nondiversified under the 1940 Act. The fund's investment objective is to seek long-term capital growth. The fund pursues its objective by investing primarily in common stocks whose share price patterns suggest that their shares are likely to increase in value. The fund uses an investment approach that relies on a proprietary screening process that is designed to identify attractive investment opportunities on a disciplined, consistent basis. The following is a summary of the fund's significant accounting policies.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued as determined by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors, if such determination would materially impact a fund's net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

SECURITY TRANSACTIONS -- For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation
(depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the
investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

------
13

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM or American
Century Global Investment Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or
Agency obligations.

INCOME TAX STATUS -- It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. The fund has adopted the provisions of Financial Accounting
Standards Board (FASB) Interpretation No. 48, "Accounting for Uncertainty in
Income Taxes--an interpretation of FASB Statement No. 109" during the current fiscal year. The fund is no longer subject to examination by tax authorities for years prior to 2005. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income, if any, are generally declared and paid annually. Distributions from net realized gains, if any, are generally declared and paid twice per year. The fund may make distributions on a more frequent basis to comply with the distribution requirement of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.

REDEMPTION -- The fund may impose a 2.00% redemption fee on shares held less than 180 days. The redemption fee is recorded as a reduction in the cost of shares redeemed. The redemption fee is retained by the fund and helps cover transaction costs that long-term investors may bear when a fund sells securities to meet investor redemptions. Prior to March 1, 2007, the fund imposed a 2.00% redemption fee on shares held less than 5 years.

INDEMNIFICATIONS -- Under the corporation's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund.
The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund's assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts), that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule for the fund ranges from 1.10% to 1.50%. The effective annual management fee for the fund for the year ended November 30, 2008 was
1.50%.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of
American Century Companies, Inc. (ACC), the parent of the corporation's investment advisor, ACIM, the distributor of the corporation, American Century
Investment Services, Inc., and the corporation's transfer agent, American
Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). JPMIM is
a wholly owned subsidiary of JPMorgan

------
14

Chase & Co. (JPM). JPM is an equity investor in ACC. Prior to December 12,
2007, the fund had a bank line of credit with JPMorgan Chase Bank (JPMCB).
JPMCB is a custodian of the fund and a wholly owned subsidiary of JPM.

3. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, excluding short-term investments, for the year ended November 30, 2008, were $7,914,520 and
$8,806,036 respectively.

4. FAIR VALUE MEASUREMENTS

The fund's securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the
United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

* Level 1 valuation inputs consist of actual quoted prices based on an active market;

* Level 2 valuation inputs consist of significant direct or indirect observable market data; or

* Level 3 valuation inputs consist of significant unobservable inputs such as the fund's own assumptions.

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the valuation inputs used to determine the fair value of the fund's securities as of November 30, 2008:

Valuation Inputs                                              Value of Investment
                                                                  Securities
Level 1 - Quoted Prices                                                 $2,011,913
Level 2 - Other Significant Observable Inputs                                   --
Level 3 - Significant Unobservable Inputs                                       --
                                                                     -------------
                                                                        $2,011,913
                                                                     =============

5. BANK LINE OF CREDIT

Effective December 12, 2007, the fund, along with certain other funds managed by ACIM or ACGIM, has a $500,000,000 unsecured bank line of credit agreement with Bank of America, N.A. Prior to December 12, 2007, the fund, along with certain other funds managed by ACIM or ACGIM, had a $500,000,000 unsecured bank line of credit agreement with JPMCB. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement, which is subject to annual renewal, bear interest at the
Federal Funds rate plus 0.40%. The line expired December 10, 2008, and was not renewed. The fund did not borrow from the line during the year ended November
30, 2008.

6. INTERFUND LENDING

The fund, along with certain other funds managed by ACIM or ACGIM, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC). This program provides an alternative credit facility allowing the fund to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. During the year ended November 30, 2008, the fund did not utilize the program.

7. RISK FACTORS

The fund's investment process may result in high portfolio turnover, high commission costs and high capital gains distributions. In addition, its investment approach may involve higher volatility and risk. There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

------
15

8. FEDERAL TAX INFORMATION

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.
There were no distributions paid by the fund during the years ended November
30, 2008 and November 30, 2007.

As of November 30, 2008, the components of distributable earnings on a tax-basis and the federal tax cost of investments were as follows:

Federal tax cost of investments                                         $2,122,768
                                                                      ============
Gross tax appreciation of investments                                    $ 123,566
Gross tax depreciation of investments                                    (234,421)
                                                                      ------------
Net tax appreciation (depreciation) of investments                      $(110,855)
                                                                      ============
Net tax appreciation (depreciation) on derivatives and translation
of assets and liabilities in foreign currencies                               $698
                                                                      ------------
Net tax appreciation (depreciation)                                     $(110,157)
                                                                      ============
Accumulated capital losses                                            $(1,023,087)
Capital loss deferral                                                  $ (277,506)

The cost and unrealized appreciation (depreciation) of investments for federal income tax purposes was the same as the cost and unrealized appreciation
(depreciation) for financial reporting purposes.

The accumulated capital losses listed above represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Capital loss carryovers of $(380,509), $(285,426)
and $(357,152) expire in 2012, 2013 and 2016, respectively.

The capital loss deferral listed above represents net capital losses incurred in the one-month period ended November 30, 2008. The fund has elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

9. CORPORATE EVENT

On December 3, 2008, the Board of Directors approved a plan to liquidate the fund. The liquidation is expected to be completed at the close of business on
March 31, 2009.

10. RECENTLY ISSUED ACCOUNTING STANDARDS

The FASB issued Statement of Financial Accounting Standards No. 157, "Fair
Value Measurements" (FAS 157), in September 2006, which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. The adoption of
FAS 157 did not materially impact the determination of fair value.

In March 2008, the FASB issued Statement of Financial Accounting Standards No.
161, "Disclosures about Derivative Instruments and Hedging Activities--an amendment of FASB Statement No. 133" (FAS 161). FAS 161 is effective for interim periods beginning after November 15, 2008. FAS 161 amends and expands disclosures about derivative instruments and hedging activities. FAS 161 requires qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of creditrisk-related contingent features in hedging activities. Management is currently evaluating the impact that adopting FAS 161 will have on the financial statement disclosures.

------
16

FINANCIAL HIGHLIGHTS
Newton

For a Share Outstanding Throughout the Years Ended November 30
                                  2008       2007       2006      2005      2004

PER-SHARE DATA

Net Asset Value,
Beginning of Period                $14.10     $12.51    $11.13    $11.76    $11.71
                                ---------  ---------   -------   -------   -------
Income From Investment Operations

 Net Investment Income
 (Loss)                         (0.09)(1)  (0.07)(1)    (0.06)    (0.08)    (0.08)

 Net Realized and
 Unrealized Gain (Loss)            (7.26)       1.62      1.41    (0.60)      0.10
                                ---------  ---------   -------   -------   -------
 Total From Investment
 Operations                        (7.35)       1.55      1.35    (0.68)      0.02
                                ---------  ---------   -------   -------   -------
Redemption Fees(1)                   0.01       0.04      0.03      0.05      0.03
                                ---------  ---------   -------   -------   -------
Net Asset Value,
End of Period                       $6.76     $14.10    $12.51    $11.13    $11.76
                                =========  =========   =======   =======   =======

TOTAL RETURN(2)                  (52.06)%     12.71%    12.40%   (5.36)%     0.43%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average
Net Assets                          1.51%      1.51%     1.50%     1.51%     1.51%

Ratio of Net Investment
Income (Loss) to
Average Net Assets                (0.83)%    (0.54)%   (0.49)%   (0.73)%   (0.79)%

Portfolio Turnover Rate              211%       140%      186%      372%      313%

Net Assets, End of Period
(in thousands)                     $2,004     $5,295    $7,422    $5,047    $6,031

(1) Computed using average shares outstanding throughout the period.
(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable redemption fees.

See Notes to Financial Statements.

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17

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders,
American Century Strategic Asset Allocations, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Newton Fund, one of the funds constituting American Century Strategic Asset Allocations, Inc. (the
"Corporation"), as of November 30, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the
Corporation's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the
Corporation's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of
November 30, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
Newton Fund, one of the funds constituting American Century Strategic Asset
Allocations, Inc., as of November 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
January 16, 2009

------
18

MANAGEMENT

The individuals listed below serve as directors or officers of the fund. Each director serves until his or her successor is duly elected and qualified or until he or she retires. Mandatory retirement age for independent directors is
72. Those listed as interested directors are "interested" primarily by virtue of their engagement as directors and/or officers of, or ownership interest in,
American Century Companies, Inc. (ACC) or its wholly owned, direct or indirect, subsidiaries, including the fund's investment advisor, American
Century Global Investment Management, Inc. (ACGIM) or American Century
Investment Management, Inc. (ACIM); the fund's principal underwriter, American
Century Investment Services, Inc. (ACIS); and the fund's transfer agent,
American Century Services, LLC (ACS).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACGIM, ACIM, ACIS and ACS. The directors serve in this capacity for seven registered investment companies in the
American Century Investments family of funds.

All persons named as officers of the fund also serve in similar capacities for the other 14 investment companies in the American Century Investments family of funds advised by ACGIM or ACIM, unless otherwise noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis.

INTERESTED DIRECTORS

JAMES E. STOWERS, JR., 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1924
POSITION(S) HELD WITH FUND: Director (since 1958) and Vice Chairman (since
2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Founder, Co-Chairman, Director
and Controlling Shareholder, ACC; Co-Vice Chairman, ACC (January 2005 to
February 2007); Chairman, ACC (January 1995 to December 2004); Director, ACIM,
ACGIM, ACS, ACIS and other ACC subsidiaries
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

JONATHAN S. THOMAS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1963
POSITION(S) HELD WITH FUND: Director (since 2007) and President (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Executive
Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC
(February 2006 to February 2007); Executive Vice President, ACC (November 2005
to February 2007). Also serves as: President, Chief Executive Officer and
Director, ACS; Executive Vice President, ACIM and ACGIM; Director, ACIM,
ACGIM, ACIS and other ACC subsidiaries. Managing Director, Morgan Stanley
(March 2000 to November 2005)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 111
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

INDEPENDENT DIRECTORS

THOMAS A. BROWN, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1940
POSITION(S) HELD WITH FUND: Director (since 1980)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Managing Member, Associated
Investments, LLC (real estate investment company); Managing Member, Brown
Cascade Properties, LLC (real estate investment company); Retired, Area Vice
President, Applied Industrial Technologies (bearings and power transmission company)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

------
19

ANDREA C. HALL, PH.D., 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Director (since 1997)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, Advisor to the
President, Midwest Research Institute (not-for-profit, contract research organization)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

JAMES A. OLSON, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1942
POSITION(S) HELD WITH FUND: Director (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Member, Plaza Belmont LLC
(private equity fund manager); Chief Financial Officer, Plaza Belmont LLC
(September 1999 to September 2006)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Saia, Inc. and Entertainment Properties
Trust

DONALD H. PRATT, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1937
POSITION(S) HELD WITH FUND: Director (since 1995) and Chairman of the Board
(since 2005)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman and Chief Executive
Officer, Western Investments, Inc. (real estate company); Retired Chairman of the Board, Butler Manufacturing Company (metal buildings producer)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

GALE E. SAYERS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1943
POSITION(S) HELD WITH FUND: Director (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President, Chief Executive
Officer and Founder, Sayers40, Inc. (technology products and services provider)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

M. JEANNINE STRANDJORD, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Director (since 1994)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Senior Vice
President, Sprint Corporation (telecommunications company)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: DST Systems, Inc.; Euronet Worldwide,
Inc. and Charming Shoppes, Inc.

JOHN R. WHITTEN, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1946
POSITION(S) HELD WITH FUND: Director (since 2008)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Project Consultant, Celanese
Corp. (industrial chemical company) (September 2004 to January 2005); Chief
Financial Officer, Vice President and Treasurer, Applied Industrial
Technologies, Inc. (bearings and power transmission company) (1995 to 2003)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Rudolph Technologies, Inc.

------
20

OFFICERS

BARRY FINK, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1955
POSITION(S) HELD WITH FUND: Executive Vice President (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Operating Officer and
Executive Vice President, ACC (September 2007 to present); President, ACS
(October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007);
Global General Counsel, Morgan Stanley (2000 to 2006). Also serves as:
Director, ACC, ACS, ACIS and other ACC subsidiaries

MARYANNE ROEPKE, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1956
POSITION(S) HELD WITH FUND: Chief Compliance Officer (since 2006) and Senior
Vice President (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Compliance Officer, ACIM,
ACGIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and Treasurer and Chief Financial Officer, various American
Century Investments funds (July 2000 to August 2006). Also serves as: Senior
Vice President, ACS

CHARLES A. ETHERINGTON, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1957
POSITION(S) HELD WITH FUND: General Counsel (since 2007) and Senior Vice
President (since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Attorney, ACC (February 1994 to
present); Vice President, ACC (November 2005 to present); General Counsel, ACC
(March 2007 to present). Also serves as: General Counsel, ACIM, ACGIM, ACS,
ACIS and other ACC subsidiaries; and Senior Vice President, ACIM, ACGIM and ACS

ROBERT LEACH, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1966
POSITION(S) HELD WITH FUND: Vice President, Treasurer and Chief Financial
Officer (all since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February
2000 to present); Controller, various American Century Investments funds (1997 to September 2006)

JON ZINDEL, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1967
POSITION(S) HELD WITH FUND: Tax Officer (since 1998)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Financial Officer and Chief
Accounting Officer, ACC (March 2007 to present); Vice President, ACC (October
2001 to present); Vice President, certain ACC subsidiaries (October 2001 to
August 2006); Vice President, Corporate Tax, ACS (April 1998 to August 2006).
Also serves as: Chief Financial Officer, Chief Accounting Officer and Senior
Vice President, ACIM, ACGIM, ACS and other ACC subsidiaries; and Chief
Accounting Officer and Senior Vice President, ACIS

The SAI has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

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21

APPROVAL OF MANAGEMENT AGREEMENT
Newton

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated and approved by a majority of a fund's independent directors or trustees (the "Directors") each year. At American Century Investments, this process is referred to as the
"15(c) Process." As a part of this process, the board reviews fund performance, shareholder services, audit and compliance information, and a variety of other reports from the advisor concerning fund operations. In addition to this annual review, the board of directors oversees and evaluates on a continuous basis at its quarterly meetings the nature and quality of significant services performed by the advisor, fund performance, audit and compliance information, and a variety of other reports relating to fund operations. The board, or committees of the board, also holds special meetings as needed.

Under a Securities and Exchange Commission rule, each fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for the board's approval or renewal of any advisory agreements within the fund's most recently completed fiscal half-year period.

ANNUAL CONTRACT REVIEW PROCESS

As part of the annual 15(c) Process undertaken during the most recent fiscal half-year period, the Directors reviewed extensive data and information compiled by the advisor and certain independent providers of evaluative data
(the "15(c) Providers") concerning Newton (the "fund") and the services provided to the fund under the management agreement. The information considered and the discussions held at the meetings included, but were not limited to:

* the nature, extent and quality of investment management, shareholder services and other services provided to the fund;

* reports on the wide range of programs and services the advisor provides to the fund and its shareholders on a routine and non-routine basis;

* information about the compliance policies, procedures, and regulatory experience of the advisor;

* data comparing the cost of owning the fund to the cost of owning a similar fund;

* data comparing the fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

* financial data showing the profitability of the fund to the advisor and the overall profitability of the advisor; and

* data comparing services provided and charges to other investment management clients of the advisor.

In keeping with its practice, the fund's board of directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The board also had the benefit of the advice of its independent counsel throughout the period.

FACTORS CONSIDERED

The Directors considered all of the information provided by the advisor, the
15(c) Providers, and the board's independent counsel, and evaluated such information for each fund for which the board has responsibility. In connection with their review of the fund,

------
22

the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement under the terms ultimately determined by the board to be appropriate, the
Directors' decision was based on the following factors.

NATURE, EXTENT AND QUALITY OF SERVICES - GENERALLY. Under the management agreement, the advisor is responsible for providing or arranging for all services necessary for the operation of the fund. The board noted that under the management agreement, the advisor provides or arranges at its own expense a wide variety of services including:

* fund construction and design

* portfolio security selection

* initial capitalization/funding

* securities trading

* custody of fund assets

* daily valuation of the fund's portfolio

* shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

* legal services

* regulatory and portfolio compliance

* financial reporting

* marketing and distribution

The Directors noted that many of the services provided by the advisor have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry and the changing regulatory environment. In performing their evaluation, the Directors considered information received in connection with the annual review, as well as information provided on an ongoing basis at their regularly scheduled board and committee meetings.

INVESTMENT MANAGEMENT SERVICES. The nature of the investment management services provided to the fund is quite complex and allows fund shareholders access to professional money management, instant diversification of their investments and liquidity. In evaluating investment performance, the board expects the advisor to manage the fund in accordance with its investment objectives and approved strategies. In providing these services, the advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. At each quarterly meeting the Directors review investment performance information for the fund, together with comparative information for appropriate benchmarks and peer groups of funds managed similarly to the fund. The Directors also review detailed performance information during the
15(c) Process comparing the fund's performance with that of similar funds not managed by the advisor. If performance concerns are identified, the Directors discuss with the advisor the reasons for such results (e.g., market conditions,

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23

security selection) and any efforts being undertaken to improve performance.
The fund's performance was above the median for its peer group for the one year period and below the median for the three year period.

SHAREHOLDER AND OTHER SERVICES. The advisor provides the fund with a comprehensive package of transfer agency, shareholder, and other services. The
Directors review reports and evaluations of such services at their regular quarterly meetings, including the annual meeting concerning contract review, and reports to the board. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the advisor.

COSTS OF SERVICES PROVIDED AND PROFITABILITY. The advisor provides detailed information concerning its cost of providing various services to the fund, its profitability in managing the fund, its overall profitability, and its financial condition. The Directors have reviewed with the advisor the methodology used to prepare this financial information. This financial information regarding the advisor is considered in order to evaluate the advisor's financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The board concluded that the advisor's profits were reasonable in light of the services provided to the fund.

ETHICS. The Directors generally consider the advisor's commitment to providing quality services to shareholders and to conducting its business ethically.
They noted that the advisor's practices generally meet or exceed industry best practices.

ECONOMIES OF SCALE. The Directors review reports provided by the advisor on economies of scale for the complex as a whole and the year-over-year changes in revenue, costs, and profitability. The Directors concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. This analysis is also complicated by the additional services and content provided by the advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Directors also seek to evaluate economies of scale by reviewing other information, such as year-over-year profitability of the advisor generally, the profitability of its management of the fund specifically, the expenses incurred by the advisor in providing various functions to the fund, and the fees of competitive funds not managed by the advisor. The Directors believe the advisor is appropriately sharing economies of scale through its competitive fee structure, fee breakpoints as the fund increases in size, and through reinvestment in its business to provide shareholders additional content and services.

COMPARISON TO OTHER FUNDS' FEES. The fund pays the advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the fund's independent directors (including their independent legal counsel).
Under the unified fee structure, the advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee,

------
24

distribution charges and other expenses. Other than their investment advisory fees and Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval.
The board believes the unified fee structure is a benefit to fund shareholders because it clearly discloses to shareholders the cost of owning fund shares, and, since the unified fee cannot be increased without a vote of fund shareholders, it shifts to the advisor the risk of increased costs of operating the fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Directors' analysis of fee levels involves reviewing certain evaluative data compiled by a 15(c) Provider comparing the fund's unified fee to the total expense ratio of other funds in the fund's peer group. The unified fee charged to shareholders of the fund was above the median of the total expense ratios of its peer group. The board concluded that the management fee paid by the fund to the advisor was reasonable in light of the services provided to the fund.

COMPARISON TO FEES AND SERVICES PROVIDED TO OTHER CLIENTS OF THE ADVISOR. The
Directors also requested and received information from the advisor concerning the nature of the services, fees, and profitability of its advisory services to advisory clients other than the fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the fund. The
Directors analyzed this information and concluded that the fees charged and services provided to the fund were reasonable by comparison.

COLLATERAL BENEFITS DERIVED BY THE ADVISOR. The Directors reviewed information from the advisor concerning collateral benefits it receives as a result of its relationship with the fund. They concluded that the advisor's primary business is managing mutual funds and it generally does not use the fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Directors noted
that the advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit fund shareholders. The Directors also determined that the advisor is able to provide investment management services to certain clients other than the fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Directors concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the fund to determine breakpoints in the fund's fee schedule, provided they are managed using the same investment team and strategy.

CONCLUSIONS OF THE DIRECTORS

As a result of this process, the board, including all of the independent directors, in the absence of particular circumstances and assisted by the advice of legal counsel that is independent of the advisor, taking into account all of the factors discussed above and the information provided by the advisor concluded that the investment management agreement between the fund and the advisor is fair and reasonable in light of the services provided and should be renewed.

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25

ADDITIONAL INFORMATION

RETIREMENT ACCOUNT INFORMATION

As required by law, distributions you receive from certain IRAs, or 403(b),
457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the fund's investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments' website at americancentury.com and on the
Securities and Exchange Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the
"About Us" page at americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at
sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling
1-800-345-2021.

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26

INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

Morgan Stanley Capital International (MSCI) has developed several indices that measure the performance of foreign stock markets.

The MSCI EAFE (EUROPE, AUSTRALASIA, FAR EAST) INDEX is designed to measure developed market equity performance, excluding the U.S. and Canada.

The MSCI WORLD INDEX is a market-capitalization-weighted index designed to measure global developed-market equity performance.

The RUSSELL 1000® INDEX is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL 1000® GROWTH INDEX measures the performance of those Russell 1000
Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 1000® VALUE INDEX measures the performance of those Russell 1000
Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL 2000® INDEX is a market-capitalization weighted index created by
Frank Russell Company to measure the performance of the 2,000 smallest of the
3,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL 2000® GROWTH INDEX measures the performance of those Russell 2000
Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 2000® VALUE INDEX measures the performance of those Russell 2000
Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL 3000® INDEX measures the performance of the 3,000 largest U.S.
companies based on total market capitalization, which represents approximately
98% of the investable U.S. equity market.

The RUSSELL MIDCAP® INDEX measures the performance of the 800 smallest of the
1,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL MIDCAP® GROWTH INDEX measures the performance of those Russell
Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded
U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL MIDCAP® VALUE INDEX measures the performance of those Russell
Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded
U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

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27

NOTES

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28

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE  . . . . . . . . . . . . . . . .         1-800-345-8765

INVESTOR SERVICES REPRESENTATIVE. . . . . . . . . . . . . .         1-800-345-2021
                                                                   or 816-531-5575

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED RETIREMENT PLANS .
.. . . . . . . . . . . . . . . . . . . . . . . . . .                 1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL PROFESSIONALS, INSURANCE COMPANIES. . . . . . . .         1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF  . . . . . . . . . .         1-800-634-4113

AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2009 American Century Proprietary Holdings, Inc. All rights reserved.

0901

CL-ANN-63738N

ITEM 2. CODE OF ETHICS.

(a)       The  registrant  has  adopted a Code of Ethics  for  Senior  Financial
          Officers that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b)       No response required.

(c)       None.

(d)       None.

(e)       Not applicable.

(f)       The  registrant's  Code of Ethics for Senior  Financial  Officers  was
          filed as  Exhibit  12  (a)(1) to  American  Century  Asset  Allocation
          Portfolios,  Inc.'s Annual Certified Shareholder Report on Form N-CSR,
          File No. 811-21591,  on September 29, 2005, and is incorporated herein by reference.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)    The registrant's board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)    John  R.  Whitten,  Thomas  A.  Brown  and  Gale  E.  Sayers  are  the
          registrant's  designated audit committee  financial experts.  They are
          "independent" as defined in Item 3 of Form N-CSR.

(a)(3)    Not applicable.

(b)       No response required.

(c)       No response required.

(d)       No response required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)       Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal  accountant for the audit of the registrant's annual  financial  statements  or  services  that are  normally  provided by the accountant in connection  with statutory and  regulatory  filings or engagements for those fiscal years were as follows:

          FY 2007:  $65,402
          FY 2008:  $67,248

(b)       Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal  accountant that are reasonably related to the performance of the audit of the  registrant's  financial  statements and are not reported under paragraph (a) of this Item were as follows:

          For services rendered to the registrant:

          FY 2007:  $0
          FY 2008:  $0

          Fees required to be approved pursuant to paragraph  (c)(7)(ii) of Rule
          2-01 of Regulation S-X (relating to certain  engagements for non-audit services with the registrant's investment adviser and its affiliates):

          FY 2007:  $0
          FY 2008:  $0

(c)       Tax Fees.

The aggregate fees billed in each of the last two fiscal years for  professional services  rendered by the principal  accountant for tax compliance,  tax advice, and tax planning were as follows:

          For services rendered to the registrant:

          FY 2007:  $621
          FY 2008:  $0

          These services  included  review of federal and state income tax forms and federal excise tax forms related to fiscal year end 2006, of which some of the 2006 fiscal year end services were received in 2007.

          Fees required to be approved pursuant to paragraph  (c)(7)(ii) of Rule
          2-01 of Regulation S-X (relating to certain  engagements for non-audit services with the registrant's investment adviser and its affiliates):

          FY 2007:  $0
          FY 2008:  $0

(d)       All Other Fees.

The aggregate  fees billed in each of the last two fiscal years for products and services provided by the principal accountant,  other than the services reported in paragraphs (a) through (c) of this Item were as follows:

          For services rendered to the registrant:

          FY 2007:  $0
          FY 2008:  $0

          Fees required to be approved pursuant to paragraph  (c)(7)(ii) of Rule
          2-01 of Regulation S-X (relating to certain  engagements for non-audit services with the registrant's investment adviser and its affiliates):

          FY 2007:  $0
          FY 2008:  $0

(e)(1)    In accordance  with paragraph  (c)(7)(i)(A) of Rule 2-01 of Regulation
          S-X,  before the  accountant  is engaged by the  registrant  to render audit  or  non-audit  services,  the  engagement  is  approved  by the registrant's audit committee. Pursuant to paragraph (c)(7)(ii) of Rule
          2-01  of  Regulation  S-X,  the  registrant's   audit  committee  also
          pre-approves its accountant's  engagements for non-audit services with the  registrant's  investment  adviser,  its parent  company,  and any entity  controlled  by, or under common  control  with the  investment adviser  that  provides  ongoing  services to the  registrant,  if the engagement relates directly to the operations and financial  reporting of the registrant.

(e)(2)    All services  described in each of paragraphs  (b) through (d) of this
          Item were pre-approved before the engagement by the registrant's audit
          committee   pursuant  to  paragraph   (c)(7)(i)(A)  of  Rule  2-01  of
          Regulation S-X.  Consequently,  none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f)       The  percentage  of  hours  expended  on  the  principal  accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were  attributed to work  performed by persons other than the principal accountant's  full-time,  permanent employees was less than 50%.

(g)       The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant,  and rendered to the registrant's investment  adviser  (not  including  any  sub-adviser  whose  role is primarily  portfolio  management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common  control with the adviser  that  provides  ongoing services to the  registrant  for each of the last two fiscal  years of the registrant were as follows:

          FY 2007:  $157,484
          FY 2008:  $ 93,552

(h)       The registrant's  investment  adviser and accountant have notified the registrant's  audit  committee  of all  non-audit  services  that were rendered by the registrant's accountant to the registrant's investment adviser,  its parent company,  and any entity  controlled by, or under common control with the investment  adviser that provides  services to the  registrant,  which services were not required to be  pre-approved pursuant to paragraph  (c)(7)(ii) of Rule 2-01 of Regulation  S-X. The notification  provided to the  registrant's  audit committee  included sufficient  details  regarding such services to allow the registrant's audit  committee  to  consider  the  continuing  independence  of  its principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a)       The  schedule  of  investments  is  included  as part of the report to stockholders filed under Item 1 of this Form.

(b)       Not applicable.

ITEM 7.  DISCLOSURE  OF PROXY VOTING  POLICIES  AND  PROCEDURES  FOR  CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.  PURCHASES OF EQUITY  SECURITIES  BY  CLOSED-END  MANAGEMENT  INVESTMENT
COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board.

ITEM 11. CONTROLS AND PROCEDURES.

(a)       The registrant's  principal  executive officer and principal financial officer have concluded that the registrant's  disclosure  controls and procedures (as defined in Rule 30a-3(c)  under the Investment  Company
          Act of 1940) are effective based on their evaluation of these controls and  procedures as of a date within 90 days of the filing date of this report.

(b)       There  were no  changes  in the  registrant's  internal  control  over financial  reporting (as defined in Rule 30a-3(d) under the Investment
          Company  Act of 1940) that  occurred  during the  registrant's  second fiscal  quarter  of the  period  covered  by  this  report  that  have materially  affected,  or are reasonably likely to materially  affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)    Registrant's  Code of Ethics for Senior Financial  Officers,  which is the subject of the  disclosure  required by Item 2 of Form N-CSR,  was filed  as  Exhibit  12(a)(1)  to  American  Century  Asset  Allocation
          Portfolios,  Inc.'s Certified  Shareholder  Report on Form N-CSR, File
          No. 811-21591, on September 29, 2005.

(a)(2)    Separate   certifications  by  the  registrant's  principal  executive officer and principal  financial  officer,  pursuant to Section 302 of the  Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment
          Company  Act of  1940,  are  filed  and  attached  hereto  as  Exhibit
          99.302CERT.

(a)(3)    Not applicable.

(b)       A certification by the registrant's  chief executive officer and chief financial  officer,  pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:   AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.

By:      /s/  Jonathan S. Thomas
         ---------------------------------------
         Name:      Jonathan S. Thomas
         Title:     President

Date:    January 29, 2009

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment  Company  Act of  1940,  this  report  has been  signed  below by the following  persons on behalf of the  registrant and in the capacities and on the dates indicated.

By:      /s/  Jonathan S. Thomas
         ---------------------------------------
         Name:   Jonathan S. Thomas
         Title:  President
                 (principal executive officer)

Date:    January 29, 2009

By:      /s/  Robert J. Leach
         ---------------------------------------
         Name:   Robert J. Leach
         Title:  Vice President, Treasurer, and
                 Chief Financial Officer
                 (principal financial officer)

Date:    January 29, 2009